                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant[ ]
                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                       [ ] Soliciting Material Pursuant to
                  Section 240.14a-11(c) or Section 240.14a-12

                           SMARTALK TELESERVICES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement), if other than the Registrant

Payment of Filing Fee (Check appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Dated Filed:

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

LOGO


                                                                December 2, 1997

Dear Shareholder:

     You are cordially invited to attend a Special Meeting (the "SmarTalk Special Meeting") of Shareholders of SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), to be held on December 31, 1997, at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California at 10:00 a.m., local time, at which you will be asked to consider and approve (i) the principal terms of the proposed merger (the "Merger") of ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest") and SMTK Acquisition Corp. II, a Delaware corporation ("SMTK Sub") and wholly-owned subsidiary of SmarTalk, pursuant to an Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Merger Agreement"), by and among ConQuest, SmarTalk and SMTK Sub,
(ii) an amendment to SmarTalk's 1996 Stock Incentive Plan and the rules relating thereto (the "1996 Plan Amendment"), and (iii) the change of SmarTalk's state of incorporation from California to Delaware (the "Reincorporation"). Upon the Merger becoming effective, each share of common stock, par value $.001 per share, of ConQuest ("ConQuest Common Stock") issued and outstanding at such time (other than shares which have not been voted in favor of the Merger Agreement and with respect to which appraisal rights have been perfected in accordance with the Delaware General Corporation Law) will be converted automatically into the right to receive 7.63 shares (the "Merger Consideration") of common stock, no par value, of SmarTalk, and ConQuest will become a wholly-owned subsidiary of SmarTalk.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF SMARTALK HAS CONCLUDED THAT THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF SMARTALK AND HOLDERS OF SMARTALK COMMON STOCK (THE "SMARTALK SHAREHOLDERS"), AND UNANIMOUSLY RECOMMENDS THAT THE SMARTALK SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER, THE 1996 PLAN AMENDMENT AND THE REINCORPORATION. Salomon Brothers Inc, SmarTalk's financial advisor, has delivered to the Board of Directors of SmarTalk its opinion, dated the date hereof, that the Merger Consideration is fair, from a financial point of view, to the SmarTalk Shareholders.

     It is important that your shares be represented and voted at the SmarTalk Special Meeting regardless of the number of shares you own and whether or not you plan to attend the SmarTalk Special Meeting. The affirmative vote of the holders of a majority of the SmarTalk Common Stock outstanding as of November 15, 1997 is required for approval of the principal terms of the Merger and the Reincorporation. Your failure to vote for approval of the principal terms of the Merger or for the Reincorporation has the same effect as a vote against the Merger or the Reincorporation, respectively. The affirmative vote of the holders of a majority of the SmarTalk Common Stock entitled to vote at the SmarTalk Special Meeting is required for the approval of the 1996 Plan Amendment. Therefore, we urge you to sign, date and mail the enclosed proxy. If you decide to attend the SmarTalk Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                          Sincerely,

                                          /s/ ROBERT H. LORSCH
                                          -----------------------
                                          Robert H. Lorsch
                                          Chairman and
                                          Chief Executive Officer

                          SMARTALK TELESERVICES, INC.
                   1640 SOUTH SEPULVEDA BOULEVARD, SUITE 500
                         LOS ANGELES, CALIFORNIA 90025
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER  31, 1997
                            ------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "SmarTalk Special Meeting") of Shareholders of SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), has been called by the Board of Directors of SmarTalk and will be held at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California at 10:00 a.m., local time, on December 31, 1997, for the following purposes:

          1. To consider and vote upon the principal terms of a proposed merger (the "Merger") of SMTK Acquisition Corp. II, a Delaware corporation ("SMTK Sub") and wholly-owned subsidiary of SmarTalk, with and into ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest"), pursuant to an Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Merger Agreement"), by and among ConQuest, SmarTalk and SMTK Sub. The Merger Agreement provides, among other things, that each outstanding share of common stock, par value $.001 per share, of ConQuest ("ConQuest Common Stock") (other than shares which have not been voted in favor of the Merger Agreement and with respect to which appraisal rights have been perfected in accordance with the Delaware General Corporation
     Law) will be converted into the right to receive 7.63 shares of common stock, no par value, of SmarTalk ("SmarTalk Common Stock"), on, and subject to, the terms and conditions contained in the Merger Agreement;

          2. To consider and vote upon a proposal to approve an amendment (the "1996 Plan Amendment") to SmarTalk's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares of SmarTalk Common Stock authorized and reserved for issuance upon exercise of stock options granted pursuant to the 1996 Plan by 3,000,000 shares;

          3. To consider and vote upon a proposal to change SmarTalk's state of incorporation from California to Delaware (the "Reincorporation"), pursuant to an Agreement and Plan of Merger and Reincorporation, dated as of November 10, 1997 (the "Reincorporation Agreement"), by and between SmarTalk and SmarTalk (Delaware) Corporation, a Delaware corporation and a wholly-owned subsidiary of SmarTalk ("SmarTalk Delaware"). The Reincorporation Agreement provides, among other things, that SmarTalk will be merged with and into SmarTalk Delaware, with SmarTalk Delaware to be the surviving corporation (the "Reincorporation Merger"), and each outstanding share of common stock, no par value per share, of SmarTalk will be converted automatically into one share of common stock, par value $.001 per share, of SmarTalk Delaware; and

          4. To consider and act upon such other business as may properly come before the SmarTalk Special Meeting or any adjournment or postponement thereof.

     The terms of the Merger and the SmarTalk Common Stock to be issued in connection therewith and a description of the 1996 Plan Amendment, the 1996 Plan and the Reincorporation are described in detail in the accompanying Joint Proxy Statement/Prospectus. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the SmarTalk Special Meeting. You may revoke your proxy in the manner described in the accompanying Joint Proxy Statement/Prospectus at any time before it is voted at the SmarTalk Special Meeting.

     Only holders of record of SmarTalk Common Stock at the close of business on November 15, 1997 (the "SmarTalk Record Date") will be entitled to notice of, and to vote at, the SmarTalk Special Meeting or at any adjournments or postponements thereof. The affirmative vote of a majority of the shares of SmarTalk

Common Stock outstanding as of the SmarTalk Record Date is required to approve the principal terms of the Merger and the Reincorporation. The affirmative vote of the holders of a majority of the SmarTalk Common Stock entitled to vote at the SmarTalk Special Meeting is required for the approval of the 1996 Plan Amendment.

     Shareholders of SmarTalk may be entitled to exercise dissenters' rights and to receive cash in an amount equal to the fair market value of the shares of SmarTalk Common Stock as of July 30, 1997 by complying with certain procedures specified by California law. See "THE MERGER -- Dissenters' and Appraisal Rights" in the accompanying Joint Proxy Statement/Prospectus.

                                          By Order of the Board of Directors,


                                          /s/ BRUCE W. BIELINSKI
                                          -----------------------------------
                                          Bruce W. Bielinski
                                          Secretary
Los Angeles, California
December 2, 1997

                            ------------------------

     YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE SMARTALK SPECIAL MEET-
ING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE SMARTALK SPECIAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE, BY FOLLOWING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.
                            ------------------------

      SMARTALK TELESERVICES, INC.              CONQUEST TELECOMMUNICATION
                                                     SERVICES CORP.

                             JOINT PROXY STATEMENT
                            ------------------------

                          SMARTALK TELESERVICES, INC.
                                   PROSPECTUS
                            ------------------------

     This Joint Proxy Statement/Prospectus is being furnished to the shareholders of SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), in connection with the solicitation of proxies by the Board of Directors of SmarTalk (the "SmarTalk Board") from holders of outstanding shares of common stock, no par value, of SmarTalk ("SmarTalk Common Stock") for use at a Special Meeting of shareholders of SmarTalk ("SmarTalk Shareholders") to be held on December 31, 1997, and at any adjournments or postponements thereof (the "SmarTalk Special Meeting"). This Joint Proxy Statement/Prospectus is also being furnished to the stockholders of ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest"), in connection with the solicitation of proxies by the Board of Directors of ConQuest (the "ConQuest Board") from holders of outstanding shares of common stock, par value $.001 per share, of ConQuest ("ConQuest Common Stock") for use at a Special Meeting of stockholders of ConQuest ("ConQuest Stockholders") to be held on December 31, 1997, and at any adjournments or postponements thereof (the "ConQuest Special Meeting").

     At the SmarTalk Special Meeting, the SmarTalk Shareholders will be asked to consider and vote upon, among other things, the principal terms of the proposed merger (the "Merger") of SMTK Acquisition Corp. II, a Delaware corporation ("SMTK Sub") and wholly-owned subsidiary of SmarTalk, with and into ConQuest pursuant to an Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Merger Agreement"), by and among ConQuest, SmarTalk and SMTK Sub, which is attached as Exhibit A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. At the SmarTalk Special Meeting, holders of SmarTalk Common Stock also will be asked to consider and approve: (i) an amendment (the "1996 Plan Amendment") to SmarTalk's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares of SmarTalk Common Stock authorized and reserved for issuance upon exercise of stock options granted pursuant to the 1996 Plan by 3,000,000 shares; and (ii) the change of SmarTalk's state of incorporation from California to Delaware (the "Reincorporation"). At the ConQuest Special Meeting, the ConQuest Stockholders will consider and vote upon the Merger Agreement. Upon the Merger becoming effective, each share of ConQuest Common Stock issued and outstanding at such time (other than shares which have not been voted in favor of the Merger Agreement and with respect to which appraisal rights have been perfected in accordance with the Delaware General Corporation Law (the "DGCL")) will be converted automatically into the right to receive 7.63 shares of SmarTalk Common Stock, and ConQuest will become a wholly-owned subsidiary of SmarTalk. See "THE MERGER AGREEMENT -- Conversion of ConQuest Common Stock."

     IN ORDER FOR ANY SMARTALK SHAREHOLDER TO EXERCISE DISSENTERS' RIGHTS, A WRITTEN NOTICE MUST BE SENT BY SUCH SHAREHOLDER AND RECEIVED BY SMARTALK ON OR BEFORE DECEMBER 31, 1997, AND ANY SUCH SHAREHOLDER MUST VOTE AGAINST THE APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER. SEE "THE MERGER -- DISSENTERS' AND APPRAISAL RIGHTS."

     IN ORDER FOR ANY CONQUEST STOCKHOLDER TO EXERCISE APPRAISAL RIGHTS, A WRITTEN NOTICE MUST BE SENT BY SUCH STOCKHOLDER AND RECEIVED BY CONQUEST ON OR BEFORE DECEMBER 31, 1997, AND ANY SUCH STOCKHOLDER MUST NOT VOTE IN FAVOR OF THE MERGER AGREEMENT. SEE "THE MERGER -- DISSENTERS' AND APPRAISAL RIGHTS."

     This Joint Proxy Statement/Prospectus also serves as a prospectus of SmarTalk with respect to up to 4,846,640 shares of SmarTalk Common Stock that will be issued to holders of outstanding shares of ConQuest Common Stock upon consummation of the Merger.

     SEE "RISK FACTORS" ON PAGE 15 FOR A DISCUSSION OF CERTAIN CONSIDERATIONS THAT SMARTALK SHAREHOLDERS AND CONQUEST STOCKHOLDERS SHOULD CONSIDER WITH RESPECT TO THE MERGER AND THE MERGER AGREEMENT.
                            ------------------------

     This Joint Proxy Statement/Prospectus and accompanying form of proxy are first being mailed to the SmarTalk Shareholders and the ConQuest Stockholders on or about December 2, 1997.
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS DECEMBER 2, 1997.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
AVAILABLE INFORMATION.................................................................    1

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.....................................    1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.............................    2

SUMMARY...............................................................................    3
  The Companies.......................................................................    3
  The Special Meetings................................................................    4
  Security Ownership of Certain Beneficial Owners and Management......................    4
  The Merger..........................................................................    5
  The Merger Agreement................................................................    7
  Risk Factors........................................................................    8
  Description of SmarTalk Capital Stock...............................................    8
  Federal Securities Laws Consequences; Resales of Stock..............................    9
  Comparative Rights of ConQuest Stockholders and SmarTalk Shareholders...............    9
  Reincorporation in Delaware.........................................................    9
  Selected Historical Financial Information of SmarTalk...............................   10
  Selected Historical Consolidated Financial Information of ConQuest..................   11
  SmarTalk Unaudited Pro Forma Combined Condensed Financial Information...............   12
  Selected Comparative Per Share Data.................................................   13
  Market Prices and Dividends.........................................................   13
  Listing of SmarTalk Common Stock....................................................   14

RISK FACTORS..........................................................................   15
  Risks Relating to the Merger........................................................   15
  Risks Relating to the Companies.....................................................   16

THE SPECIAL MEETINGS..................................................................   24
  Times and Places; Purposes..........................................................   24
  Voting Rights; Votes Required for Approval..........................................   25
  Proxies.............................................................................   25
THE MERGER............................................................................   28
  General.............................................................................   28
  Background of the Merger............................................................   28
  Recommendation of the SmarTalk Board; SmarTalk's Reasons for the Merger.............   31
  Recommendation of the ConQuest Board; ConQuest's Reasons for the Merger.............   33
  Effects of the Merger...............................................................   36
  Fairness Opinion of SmarTalk Financial Advisor......................................   36
  Fairness Opinions of ConQuest Financial Advisors....................................   38
  Interests of Certain Persons in the Merger..........................................   45
  Management and Operations After the Merger..........................................   47
  Accounting Treatment................................................................   47
  Certain Federal Income Tax Consequences.............................................   47
  Federal Securities Laws Consequences; Resales of Stock..............................   49
  Nasdaq Listing......................................................................   49
  Regulatory Approvals................................................................   50
  Dissenters' and Appraisal Rights....................................................   50

                                                                                        PAGE
                                                                                        ----
THE MERGER AGREEMENT..................................................................   54
  The Merger..........................................................................   54
  Conversion of ConQuest Common Stock.................................................   54
  Exchange Procedure..................................................................   55
  Representations and Warranties......................................................   55
  Certain Covenants...................................................................   55
  Conditions to the Merger............................................................   57
  Termination.........................................................................   58
  Expenses............................................................................   59

BUSINESS OF SMARTALK..................................................................   60
  General.............................................................................   60
  Recent Developments.................................................................   61
  Industry Overview...................................................................   61
  The SmarTalk Strategy...............................................................   61
  Products and Telecommunications Services............................................   63
  Marketing and Distribution..........................................................   65
  Strategic Partners..................................................................   67
  The SmarTrac System.................................................................   68
  The SmarTalk Platforms..............................................................   68
  SmarTalk Customer Service...........................................................   69
  Competition.........................................................................   69
  Government Regulation...............................................................   69
  Facilities..........................................................................   71
  Employees...........................................................................   71

MANAGEMENT............................................................................   72
  Directors and Executive Officers....................................................   72
  Committees of the Board of Directors................................................   73
  Director Compensation...............................................................   74
  SmarTalk Executive Employment Agreements; Change in Control Arrangements............   74
  Executive Compensation..............................................................   75
  SmarTalk Options Granted in Last Fiscal Year........................................   75
  Fiscal Year-End Values of Stock Options.............................................   76
  Certain Relationships and Related Transactions......................................   76
  Limitation on Liability and Indemnification.........................................   77
  Legal Proceedings...................................................................   77

SMARTALK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............   78

CONQUEST SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............   80

SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS..........................................................................   82
  Overview............................................................................   82
  Results of Operations...............................................................   83
  Nine Months Ended September 30, 1997 Compared with Nine Months Ended September 30,
     1996.............................................................................   83
  Year Ended December 31, 1996 Compared with Year Ended December 31, 1995.............   84

                                                                                        PAGE
                                                                                        ----
  Year Ended December 31, 1995 Compared With the Period Ended December 31, 1994.......   85
  Liquidity and Capital Resources.....................................................   86
  Impact of Inflation.................................................................   87

BUSINESS OF CONQUEST..................................................................   88
  General.............................................................................   88
  Competitive Strengths...............................................................   89
  Products and Telecommunications Services............................................   89
  International.......................................................................   91
  Marketing and Distribution..........................................................   92
  Telecommunication Equipment and Technology..........................................   94
  Research and Development............................................................   96
  Patents and Trademarks..............................................................   96
  Employees...........................................................................   96
  Facilities..........................................................................   96

CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS..........................................................................   97
  Overview............................................................................   97
  Results of Operations...............................................................   99
  Nine Months Ended September 30, 1997 Compared with the Nine Months Ended September
     30, 1996.........................................................................   99
  Year Ended December 31, 1996 Compared with the Year Ended December 31, 1995.........  100
  Year Ended December 31, 1995 Compared with the Year Ended December 31, 1994.........  101
  Liquidity and Capital Resources.....................................................  102
  Seasonality and Variability in Results..............................................  103
  Environmental Matters...............................................................  103
  Impact of Inflation.................................................................  103

MARKET PRICE AND DIVIDEND INFORMATION.................................................  104

DESCRIPTION OF SMARTALK CAPITAL STOCK.................................................  105
  Authorized Capital Stock............................................................  105
  Common Stock........................................................................  105
  Preferred Stock.....................................................................  105
  Registration Rights.................................................................  105
  California Law and Certain Provisions of the SmarTalk Articles of Incorporation and
     the SmarTalk Bylaws..............................................................  106
  Limitation on Liability; Indemnification............................................  106
  Reincorporation of SmarTalk.........................................................  107
  Transfer Agent......................................................................  109

COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS.................  110
  General.............................................................................  110
  Authorized Capital..................................................................  110
  Amendment of Charter or Bylaws......................................................  110
  Vote Required for Extraordinary Transactions........................................  111
  Derivative Actions..................................................................  111
  Dissenters' and Appraisal Rights....................................................  112

                                                                                        PAGE
                                                                                        ----
  Director Liability..................................................................  112
  Indemnification.....................................................................  113

THE 1996 PLAN AMENDMENT...............................................................  115
  Description of the Existing 1996 Plan...............................................  115
  Description of the Proposed Amendment to the 1996 Plan..............................  117

REINCORPORATION IN DELAWARE...........................................................  118
  General.............................................................................  118
  Advantages of Delaware Corporate Law................................................  118
  Effects of the Reincorporation......................................................  118
  Vote Required.......................................................................  119
  Certain Federal Income Tax Consequences of the Reincorporation......................  119
  Interests of SmarTalk Directors and Officers........................................  120
  SmarTalk Board Recommendation.......................................................  120
  Significant Changes Caused by the Reincorporation...................................  120

LEGAL MATTERS.........................................................................  124

EXPERTS...............................................................................  124

FUTURE STOCKHOLDER PROPOSALS..........................................................  124
EXHIBIT A     --  Agreement and Plan of Merger, dated July 30, 1997, by and among
                  SmarTalk TeleServices, Inc., SMTK Acquisition Corp. II and ConQuest
                  Telecommunication Services Corp.

EXHIBIT B     --  Fairness Opinion of Salomon Brothers Inc

EXHIBIT C-1   --  Fairness Opinion of Gruntal & Co., L.L.C.

EXHIBIT C-2   --  Fairness Opinion of Hackman, Baring & Co., Incorporated

EXHIBIT D     --  Chapter 13 of the California General Corporation Law

EXHIBIT E     --  Section 262 of the Delaware General Corporation Law

EXHIBIT F     --  Agreement and Plan of Merger and Reincorporation

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR THE SALE OF ANY SECURITIES HEREUNDER SHALL, UNDER THE CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF SMARTALK OR CONQUEST SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             AVAILABLE INFORMATION

     SmarTalk is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the Commission: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of certain Commission filings may also be obtained through commercial document retrieval services and through the Commission's Web site located at http://www.sec.gov. SmarTalk Common Stock is listed on the Nasdaq Stock Market's National Market ("Nasdaq") and such material may be inspected at the offices of Nasdaq, National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

     SmarTalk has filed with the Commission a registration statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), relating to shares of SmarTalk Common Stock that are proposed to be issued in connection with the Merger to holders of ConQuest Common Stock (together with all amendments, exhibits and schedules thereto, the "Registration Statement"). See "THE MERGER AGREEMENT -- Conversion of ConQuest Common Stock." This Joint Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement filed by SmarTalk with the Commission, certain portions of which are omitted in accordance with the rules and regulations of the Commission. Such additional information is available for inspection and copying at the offices of the Commission. Statements contained in this Joint Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents previously filed by SmarTalk with the Commission under the Exchange Act are incorporated herein by reference.

          (a) SmarTalk's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

          (b) SmarTalk's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

          (c) SmarTalk's Current Reports on Form 8-K dated May 28, 1997 (as amended on Form 8-K/A), June 1, 1997 (as amended on Form 8-K/A), July 30, 1997, September 17, 1997 and November 6, 1997; and

          (d) SmarTalk's Proxy Statement for the 1997 Annual Meeting of the SmarTalk Shareholders.

     All documents filed by SmarTalk pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the termination of the offering of the securities registered under the Registration Statement shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document that is also incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements contained in sections such as "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," "CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," "BUSINESS OF SMARTALK," "BUSINESS OF CONQUEST" and other statements contained herein regarding matters that are not historical facts, are forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act). Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, those discussed under "RISK FACTORS."

                                    SUMMARY

     The following summary is intended only to highlight certain information contained elsewhere in this Joint Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Joint Proxy Statement/Prospectus, the Exhibits hereto and the documents referred to herein. Shareholders of SmarTalk and stockholders of ConQuest are urged to review this entire Joint Proxy Statement/Prospectus carefully, including the Exhibits hereto and such other documents. On October 22, 1997, SmarTalk entered into a definitive agreement with Frontier Corporation, a New York corporation ("Frontier") to acquire selected assets of its retail prepaid phone card business (the "Frontier Selected Assets"). See "BUSINESS OF SMARTALK -- Recent Developments." Unless otherwise indicated in this Joint Proxy Statement/Prospectus, the description of SmarTalk and its business does not include the operations of the Frontier Selected Assets. Further, unless otherwise indicated in this Joint Proxy Statement/Prospectus, the pro forma data does not give effect to the pending acquisition of the Frontier Selected Assets.

THE COMPANIES

  SMARTALK

     SmarTalk is a telecommunications product and services company incorporated under the laws of the state of California in October 1994. SmarTalk's principal executive offices are located at 1640 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90025 and its telephone number is (310) 444-8800. SmarTalk is one of the largest providers of prepaid telecommunications products and services in North America, offering convenient, easy to use and cost-effective telecommunications solutions to individuals and businesses primarily through its SmarTalk TeleServices Card and similar products and services (collectively, the "SmarTalk Card"). The SmarTalk Card provides consumers with a single point of access to prepaid telecommunications services at a fixed rate charge per minute regardless of the time of day or, in the case of domestic calls, the distance of the call. SmarTalk's services currently include domestic calling and international long distance calling, outbound to more than 200 countries and inbound from more than 30 countries, as well as enhanced features such as speed dial, message delivery, sequential calling, conference calling, content delivery, and voice and fax mailboxes. SmarTalk recently acquired SmarTel Communications, Inc., a Delaware corporation ("SmarTel"), which specializes in promotional marketing services, such as merchandising and in-store promotions (the "SmarTel Acquisition") and GTI Telecom, Inc., a Florida corporation ("GTI"), a manufacturer and distributor of prepaid calling cards (the "GTI Acquisition"). Additionally, SmarTalk has recently agreed to acquire the Frontier Selected Assets (the "Frontier Acquisition").

  SMARTALK DELAWARE

     SmarTalk (Delaware) Corporation, a Delaware corporation ("SmarTalk Delaware"), is a corporation recently organized by SmarTalk for the purpose of effecting the proposed change of SmarTalk's state of incorporation from California to Delaware. It has no material assets and has not engaged in any activities except in connection with the proposed Reincorporation and the proposed Merger. Its executive offices are located at 1640 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90025 and its telephone number is
(310) 444-8800.

     As used in this Joint Proxy Statement/Prospectus, unless the context requires otherwise, "SmarTalk" refers to SmarTalk TeleServices, Inc., a California corporation, its predecessors and its subsidiaries (other than SmarTalk Delaware and SMTK Sub) and "ConQuest" refers to ConQuest Telecommunication Services Corp., its predecessors and its subsidiaries.

  CONQUEST

     ConQuest is a telecommunications services company incorporated under the laws of the state of Ohio in 1987 and reincorporated under the laws of the state of Delaware in 1989. ConQuest's principal executive offices are located at 5500 Frantz Road, Suite 125, Dublin, Ohio 43017 and its telephone number is
(614) 764-2933. ConQuest is a provider of value-added telecommunications services to businesses and individuals. ConQuest's computer and telephony capabilities provide its customers with access to ConQuest's services, which currently include call center services, prepaid calling card services and international value-added telecommunications services.

     For additional information and recent developments regarding the business of ConQuest and SmarTalk, see "AVAILABLE INFORMATION," "-- Selected Historical Financial Information of SmarTalk," "-- Selected Historical Consolidated Financial Information of ConQuest" and "UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS."

THE SPECIAL MEETINGS

  SMARTALK

     The SmarTalk Special Meeting will be held on December 31, 1997 at 10:00 a.m., local time, at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California.

     Only holders of record of shares of SmarTalk Common Stock at the close of business on November 15, 1997 (the "SmarTalk Record Date") are entitled to notice of and to vote at the SmarTalk Special Meeting. At such date, there were 16,464,300 shares of SmarTalk Common Stock outstanding and entitled to vote at the SmarTalk Special Meeting held by approximately 75 stockholders of record. Each share of SmarTalk Common Stock is entitled to one vote on the matters to be voted on at the SmarTalk Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of SmarTalk Common Stock entitled to vote is necessary to constitute a quorum at the SmarTalk Special Meeting. Under the SmarTalk Amended and Restated Bylaws (the "SmarTalk Bylaws") and the California General Corporation Law (the "CGCL"), the affirmative vote, in person or by proxy, of the holders of a majority of the shares of SmarTalk Common Stock outstanding on the SmarTalk Record Date is required to approve and adopt the principal terms of the Merger and the Reincorporation, and the affirmative vote, in person or by proxy, of the holders of a majority of the shares of SmarTalk Common Stock entitled to vote at the SmarTalk Special Meeting is required for the approval of the 1996 Plan Amendment.

  CONQUEST

     The ConQuest Special Meeting will be held on December 31, 1997 at 10:00 a.m., local time, at the Clarion Hotel, 7007 North High Street, Worthington, Ohio.

     Only holders of record of shares of ConQuest Common Stock at the close of business on November 15, 1997 (the "ConQuest Record Date") are entitled to notice of and to vote at the ConQuest Special Meeting. At such date, there were 588,152 shares of ConQuest Common Stock outstanding and entitled to vote at the ConQuest Special Meeting held by approximately 90 stockholders of record. Each share of ConQuest Common Stock is entitled to one vote on the matters to be voted on at the ConQuest Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of ConQuest Common Stock entitled to vote is necessary to constitute a quorum at the ConQuest Special Meeting. Under the ConQuest Amended Bylaws (the "ConQuest Bylaws") and the DGCL, the affirmative vote, in person or by proxy, of the holders of a majority of the shares of ConQuest Common Stock outstanding on the ConQuest Record Date and entitled to vote on the Merger Agreement is required to approve and adopt the Merger Agreement.

     See "THE SPECIAL MEETINGS -- Times and Places; Purposes," "-- Voting Rights; Votes Required for Approval," "-- Proxies" and "THE MERGER AGREEMENT -- Conditions to the Merger."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     SmarTalk. As of the SmarTalk Record Date, the directors and executive officers of SmarTalk and their affiliates beneficially held, in the aggregate, 4,601,327 shares of SmarTalk Common Stock, comprising approximately 28 percent of the voting power of the SmarTalk Common Stock outstanding. Such directors and executive officers of SmarTalk have informed SmarTalk that they intend to vote their shares of SmarTalk Common Stock for the approval of the principal terms of the Merger.

     ConQuest. As of the ConQuest Record Date, the directors and executive officers of ConQuest and their affiliates beneficially held, in the aggregate, 208,273 shares of ConQuest Common Stock, comprising approximately 34.7 percent of the voting power of the ConQuest Common Stock outstanding. The directors and executive officers of ConQuest who own ConQuest Common Stock have informed ConQuest that they currently intend to vote their shares of ConQuest Common Stock for the approval of the Merger Agreement.

     See "SMARTALK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "CONQUEST SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

THE MERGER

  EFFECTIVE TIME

     The Merger will become effective (the "Effective Time") upon the filing of a certificate of merger with the Delaware Secretary of State in accordance with the provisions of the DGCL. Subject to conditions specified in the Merger Agreement, the parties expect the Merger to become effective on or about December 31, 1997 although there can be no assurance as to whether or when the Merger will occur. See "THE MERGER AGREEMENT -- Conditions to the Merger."

  EFFECTS OF THE MERGER

     At the Effective Time, SMTK Sub will merge with and into ConQuest, and ConQuest will be the surviving corporation in the Merger. The separate corporate existence of SMTK Sub shall thereupon cease, and ConQuest will become a wholly-owned subsidiary of SmarTalk.

     Upon consummation of the Merger, each share of ConQuest Common Stock issued and outstanding at the Effective Time (other than shares which have not been voted in favor of the Merger Agreement and to which appraisal rights have been perfected in accordance with the DGCL) will be converted into and represent the right to receive 7.63 shares of SmarTalk Common Stock (the "Merger Consideration").

  RECOMMENDATION OF THE SMARTALK BOARD

     The SmarTalk Board has unanimously concluded that the principal terms of the proposed Merger are in the best interests of SmarTalk and its shareholders, and recommends a vote in favor of approval of the principal terms of the Merger.

  RECOMMENDATION OF THE CONQUEST BOARD

     The ConQuest Board has concluded by a unanimous vote of all directors (except for one director who recused himself to avoid the appearance of a conflict of interest) that the terms of the proposed Merger Agreement are in the best interests of ConQuest and its stockholders, and recommends a vote in favor of approval of the Merger Agreement.

  FAIRNESS OPINIONS

     SmarTalk. Salomon Brothers Inc ("Salomon Brothers"), SmarTalk's financial advisor, has rendered its written opinion, dated the date hereof, to the SmarTalk Board stating that, as of such date, the Merger Consideration is fair to the SmarTalk Shareholders from a financial point of view. The written opinion of Salomon Brothers is attached to this Joint Proxy Statement/Prospectus as Exhibit B and should be read in its entirety. See "THE MERGER -- Fairness Opinion of SmarTalk Financial Advisor."

     ConQuest. Gruntal & Co., L.L.C. ("Gruntal & Co.") and Hackman, Baring & Co., Incorporated ("Hackman, Baring"), ConQuest's financial advisors, have rendered their written opinions, each dated July 25, 1997, to the ConQuest Board stating that, as of such date, the Merger Consideration is fair to the ConQuest Stockholders from a financial point of view. The written opinions of Gruntal & Co. and Hackman,

Baring are attached to this Joint Proxy Statement/Prospectus as Exhibits C-1 and C-2, respectively, and should be read in their entirety. See "THE
MERGER -- Fairness Opinions of ConQuest Financial Advisors."

  INTERESTS OF CERTAIN PERSONS IN THE MERGER AND MANAGEMENT AND OPERATIONS AFTER THE MERGER

     In considering the recommendation of the ConQuest Board, the ConQuest Stockholders should be aware that certain members of management of each of ConQuest and SmarTalk have certain interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, the interests of stockholders generally and which may create potential conflicts of interest. These interests include, among others, proposed employment agreements between James E. Sobwick (President and Chief Executive Officer of ConQuest) and SmarTalk and between ConQuest and certain of its officers and provisions in the Merger Agreement relating to the indemnification of officers and directors of ConQuest. After the Merger, the management team of ConQuest is expected to be substantially similar to the team in place prior to the Merger. See "THE
MERGER -- Interests of Certain Persons in the Merger" and "-- Management and Operations After the Merger."

  ACCOUNTING TREATMENT

     It is anticipated that the Merger will be accounted for under the "purchase" method of accounting in accordance with generally accepted accounting principles. See "THE MERGER -- Accounting Treatment."

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Although the Merger may qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), neither party has made any covenants, representations or warranties regarding the tax-free or taxable nature of the Merger. To qualify as a tax-free reorganization, a transaction must satisfy numerous requirements including, without limitation, those relating to the nature of the consideration exchanged for stock in the target corporation, the continuity of the target corporation's historic business enterprise following the transaction and the nature and extent of the continuing proprietary interest in the acquiring corporation on the part of those persons who are shareholders in the target corporation prior to the transaction. These (and other) requirements depend on facts relating to the pre-acquisition and post-acquisition periods. Because of the inherently factual nature of the questions presented and the lack of representations, warranties and/or covenants regarding the intentions of the parties, there can be no assurance whether the transaction will constitute a taxable or tax-free transaction for Federal income tax purposes. Each holder of ConQuest Common Stock should consult his, her or its own tax advisor regarding the tax consequences of the Merger. See "THE MERGER -- Certain Federal Income Tax Consequences."

  REGULATORY APPROVALS

     The consummation of the Merger is subject to the expiration or termination of the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). SmarTalk and ConQuest have filed notification and report forms under the HSR Act. The waiting period under the HSR Act terminated on October 7, 1997. In order to consummate the transactions contemplated by the Merger Agreement, the parties must provide notice to and revise tariffs, where required, and obtain the approval of, the public utilities commissions or public service commissions in certain states.

     In addition, prior to the consummation of the transactions contemplated by the Merger Agreement, the parties must jointly obtain approval of the transfer of control of ConQuest's Section 214 International Resale Authority to SmarTalk from the Federal Communications Commission (the "FCC"). See "THE
MERGER -- Regulatory Approvals."

  DISSENTERS' AND APPRAISAL RIGHTS

     SmarTalk. In connection with the Merger, the SmarTalk Shareholders may be entitled to dissenters' rights under Chapter 13 of the CGCL ("Chapter 13") summarized herein. A person having a beneficial interest in shares of SmarTalk Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps in Chapter 13 to perfect, properly and in a timely manner, dissenters' rights. See "THE MERGER -- Dissenters' and Appraisal Rights."

     Holders of SmarTalk Common Stock are not entitled to dissenters' rights under the CGCL in connection with the 1996 Plan Amendment or the Reincorporation.

     ConQuest. Holders of record of ConQuest Common Stock who do not vote in favor of the Merger Agreement and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL ("Section 262"). A person having a beneficial interest in shares of ConQuest Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps in Section 262 to properly, and in a timely manner, perfect appraisal rights. See "THE MERGER -- Dissenters' and Appraisal Rights."

THE MERGER AGREEMENT

  THE MERGER

     The Merger Agreement was entered into by and among SmarTalk, SMTK Sub and ConQuest on July 30, 1997. Pursuant to the Merger Agreement, at the Effective Time, SMTK Sub will merge with and into ConQuest, and ConQuest will be the surviving corporation in the Merger. The separate corporate existence of SMTK Sub will thereupon cease, and ConQuest will become a wholly-owned subsidiary of SmarTalk. See "THE MERGER AGREEMENT -- The Merger."

  CONVERSION OF CONQUEST COMMON STOCK

     Under the terms of the Merger Agreement, at the Effective Time, each share of ConQuest Common Stock issued and outstanding immediately prior to the Effective Time (other than shares which have not been voted in favor of the Merger Agreement and in respect of which appraisal rights have been perfected in accordance with the DGCL) will be converted into and represent the right to receive 7.63 shares of SmarTalk Common Stock, and each share of ConQuest Common Stock held in ConQuest's treasury will be canceled and retired without payment of any consideration therefor. See "THE MERGER AGREEMENT -- Conversion of ConQuest Common Stock."

  EXCHANGE PROCEDURE

     SmarTalk and ConQuest have appointed U.S. Stock Transfer Corporation (the "Exchange Agent") to effect the exchange of certificates representing shares of ConQuest Common Stock for certificates representing shares of SmarTalk Common Stock and cash in lieu of fractional shares. See "THE MERGER
AGREEMENT -- Exchange Procedure."

  CONDITIONS TO THE MERGER

     The obligations of ConQuest, SmarTalk and SMTK Sub under the Merger Agreement are subject to the satisfaction or waiver at or prior to the closing of the Merger (the "Closing") of certain conditions, including, among others, the following: (i) each of the parties' representations and warranties being true and correct in all material respects at the date of the Merger Agreement and, unless otherwise specified, on the date of Closing (the "Closing Date");
(ii) the performance by the parties of their respective obligations in all material respects in the Merger Agreement; (iii) the approval of the Merger Agreement and the transactions contemplated thereby by the requisite vote of the ConQuest Stockholders and receipt by SmarTalk of the required SmarTalk Shareholder approval; (iv) the absence of any event or change that could have a material adverse effect on SmarTalk or ConQuest; and (v) the effectiveness of the Registration Statement and the absence of any stop order suspending the effectiveness thereof and no proceeding for that purpose having been initiated and being continued by the Commission. The obligations of SmarTalk are subject to further conditions, including, among others, the conditions that: (i) the holders of no more than 11.5% of the outstanding shares of ConQuest Common Stock either vote against the Merger Agreement or give notice in and (ii) the Companies receive necessary approvals from the appropriate state and federal governmental authorities. See "THE MERGER AGREEMENT -- Conditions to the Merger."

  TERMINATION

     The Merger Agreement may be terminated upon the occurrence of various events and under certain circumstances by the mutual consent of the parties or by either party in the event of: (i) a failure to consummate the Merger by January 31, 1998; (ii) a failure to convene the ConQuest Special Meeting or obtain ConQuest Stockholder approval of the Merger Agreement before November 30, 1997; (iii) SmarTalk's failure to obtain SmarTalk Shareholder approval of the principal terms of the Merger before November 30, 1997; or (iv) the other party's material breach of a representation or warranty, or a covenant or agreement subject to certain cure periods, in the Merger Agreement. The Merger Agreement may also be terminated and the Merger abandoned by ConQuest (i) if SmarTalk will not have filed the Registration Statement with respect to the transactions contemplated by the Merger Agreement on or before October 15, 1997 or (ii) if such Registration Statement is not declared effective by the Commission by November 30, 1997. The Merger Agreement may also be terminated and the Merger abandoned by SmarTalk if the ConQuest Board withdraws or materially modifies its approval or recommendation of the Merger Agreement or the Merger or recommends an alternative acquisition proposal to the ConQuest Stockholders. Under certain circumstances a fee of $3.4 million may be payable by ConQuest to SmarTalk after termination of the Merger Agreement. See "THE MERGER
AGREEMENT -- Termination."

RISK FACTORS

     In deciding whether to vote for the approval of the principal terms of the Merger or the Merger Agreement, as the case may be, shareholders of both SmarTalk and ConQuest should carefully evaluate the matters set forth under "RISK FACTORS" herein in addition to the other matters described herein.

DESCRIPTION OF SMARTALK CAPITAL STOCK

     The authorized capital stock of SmarTalk consists of 100,000,000 shares of SmarTalk Common Stock and 10,000,000 shares of preferred stock, no par value (the "SmarTalk Preferred Stock"). As of November 15, 1997, there were 16,464,300 shares of SmarTalk Common Stock issued and outstanding held by approximately 75 shareholders of record and no shares of SmarTalk Preferred Stock issued and outstanding. As of November 15, 1997, there were 1,576,294 shares of SmarTalk Common Stock subject to stock options.

     SmarTalk Partners, LLC ("SmarTalk Partners"), the holder of 1,600,000 shares of SmarTalk Common Stock (the "Partners Registrable Shares"), William R. Harger ("Harger"), the holder of 1,896,098 shares of SmarTalk Common Stock and Waterton Investment Group I, LLC ("Waterton"), the holder of 632,303 shares of SmarTalk Common Stock (the shares held by Harger and Waterton are collectively referred to herein as, the "GTI Registrable Shares"), are entitled to certain rights pursuant to agreements with SmarTalk with respect to the registration of such shares of SmarTalk Common Stock under the Securities Act. These registration rights are subject to certain limitations and restrictions including the rights of the underwriters of any offering of SmarTalk Common Stock to limit the number of Partners Registrable Shares or GTI Registrable Shares included in the registration.

     On September 17, 1997, SmarTalk completed an offering (the "Convertible Subordinated Notes Offering") of $150,000,000 in principal amount of 5 3/4% Convertible Subordinated Notes due 2004 (the "Convertible Subordinated Notes"). The holders of the Convertible Subordinated Notes are entitled to certain rights pursuant to the Registration Rights Agreement, dated September 12, 1997 by and among the initial purchasers of the Convertible Subordinated Notes and SmarTalk with respect to the registration of each Convertible Subordinated Note or share of SmarTalk Common Stock issued upon conversion thereof under the Securities Act. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Registration Rights."

FEDERAL SECURITIES LAWS CONSEQUENCES; RESALES OF STOCK

     Shares of SmarTalk Common Stock received in the Merger will be freely transferable by the holders thereof except for those shares held by holders who may be deemed to be "affiliates" (generally including directors, certain executive officers and ten percent or more stockholders) of ConQuest prior to the Merger or SmarTalk following the Merger under applicable federal securities laws. See "THE MERGER -- Federal Securities Laws Consequences; Resales of Stock."

COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS

     SmarTalk is a California corporation, subject to the provisions of the CGCL. ConQuest is a Delaware corporation, subject to the provisions of the DGCL. Holders of ConQuest Common Stock who receive shares of SmarTalk Common Stock in the Merger will become holders of SmarTalk Common Stock. The rights of such holders as holders of SmarTalk Common Stock will then be governed by the SmarTalk Amended and Restated Articles of Incorporation (the "SmarTalk Articles of Incorporation"), the SmarTalk Bylaws, and may be governed by the CGCL, unless and until the Reincorporation is consummated. The rights of the holders of ConQuest Common Stock and the rights of the holders of SmarTalk Common Stock are different in respect to the amendment of the corporate charter and bylaws, the vote required for extraordinary transactions, derivative actions, appraisal rights and director liability and indemnification. See "COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS."

REINCORPORATION IN DELAWARE

     The SmarTalk Board is also submitting to the SmarTalk Shareholders a proposal to reincorporate in the State of Delaware. The primary reason for the Reincorporation is to take advantage of the modern, comprehensive, predictable and flexible nature of the DGCL. Further, the Delaware courts have expertise in corporate law and lend clarity and consistency to the judicial development of the statutory law and corporate common law. See "REINCORPORATION IN DELAWARE" for a comparison of the rights of SmarTalk Shareholders before the Reincorporation and the rights of such shareholders if the Reincorporation is approved and effected.

     The Merger and the Reincorporation are independent transactions, each of which (if approved and if applicable conditions are met or waived) will be effected whether or not the other transaction is approved or effected.

     The Reincorporation is intended to be a reorganization within the meaning of Section 368(a) of the Code, so that no gain or loss would generally be recognized by SmarTalk or SmarTalk Delaware and no gain or loss would generally be recognized by SmarTalk shareholders for federal income tax purposes. Each SmarTalk shareholder is urged to consult his, her or its own tax advisors as to the specific tax consequences of the Reincorporation to such shareholder. For a further discussion of the federal income tax consequences of the Reincorporation, see "REINCORPORATION IN DELAWARE -- Certain Federal Income Tax Consequences of the Reincorporation."

SELECTED HISTORICAL FINANCIAL INFORMATION OF SMARTALK

     The following table sets forth selected historical financial information of SmarTalk for the periods indicated which has been derived from SmarTalk's audited and unaudited financial statements. Unaudited interim data reflects, in the opinion of SmarTalk's management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of results for such interim periods. Results of operations for unaudited interim periods are not necessarily indicative of results which may be expected for any other interim or annual period. The selected historical financial information should be read in conjunction with "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and the Financial Statements of SmarTalk and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

                                     PERIOD FROM
                                      INCEPTION
                                     (OCTOBER 28,         YEAR ENDED             NINE MONTHS ENDED
                                       1994) TO          DECEMBER 31,              SEPTEMBER 30,
                                     DECEMBER 31,  ------------------------   ------------------------
                                         1994         1995         1996          1996         1997
                                     -----------   ----------   -----------   ----------   -----------
                                                                                    (UNAUDITED)

                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA(1):
  Revenue..........................  $       0.4   $      454   $    15,021   $    8,267   $    39,731
  Gross profit (loss)..............         (0.3)         135         4,822        2,065        15,970
  Operating expenses...............           65        1,466         8,126        5,312        17,402
                                       ---------    ---------    ----------    ---------   -----------
  Loss from operations.............          (65)      (1,331)       (3,304)      (3,247)       (1,432)
  Net loss.........................  $       (65)  $   (1,329)  $    (3,113)  $   (3,433)  $      (498)
                                       =========    =========    ==========    =========   ===========
  Net loss per share(2)............  $      (.01)  $     (.14)  $      (.31)  $     (.37)  $      (.03)
                                       =========    =========    ==========    =========   ===========
  Weighted average number of common
     shares outstanding(2).........    9,335,348    9,335,348    10,100,375    9,335,348    14,396,661
                                       =========    =========    ==========    =========   ===========

                                                            DECEMBER 31,
                                                   ------------------------------     SEPTEMBER 30,
                                                    1994       1995        1996           1997
                                                   ------     -------     -------     -------------
                                                                                       (UNAUDITED)

                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA(1):
  Working capital (deficit)......................  $  (60)    $(1,400)    $42,980       $ 138,464
  Total assets...................................       4       3,842      50,531         273,161
  Deferred revenue(3)............................     0.4       3,697       2,700          18,061
  Total debt, less current portion...............      --          --          --         150,951
  Total shareholders' equity (deficit)...........     (60)     (1,380)     43,815          90,410
  Book value per share(4)........................   (0.01)      (0.16)       3.42            5.50

---------------

(1) This data should be read in connection with the Financial Statements of SmarTalk and the Notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

(2) See Note 2 of Notes to Financial Statements for a discussion of net loss per share and shares used in computing net loss per share.

(3) Deferred revenue represents amounts for products shipped to retailers and recharged minutes that SmarTalk has invoiced, which, as of the date presented, have not been used by customers. SmarTalk recognizes revenue and reduces the deferred revenue account as the customer utilizes calling time and upon expiration of cards containing unused calling time. At the time the revenue is recognized, the costs to which that revenue specifically relates are also recognized.

(4) The book value per share is computed by dividing shareholders' equity by the number of shares of common stock outstanding at the dates indicated.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF CONQUEST

     The following table sets forth selected historical consolidated financial information and other operating data of ConQuest for the periods indicated. The Selected Historical Consolidated Financial Information for the five years ended December 31, 1996 has been derived from ConQuest's audited financial statements. Financial data for the nine month periods ended September 30, 1996 and 1997 has been derived from ConQuest's unaudited financial statements. Unaudited interim data reflects, in the opinion of ConQuest's management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of results for such interim periods. Results of operations for unaudited interim periods are not necessarily indicative of results which may be expected for any other interim or annual period. The selected historical consolidated financial information should be read in conjunction with "CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and the Consolidated Financial Statements of ConQuest and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

                                                                                   NINE MONTHS ENDED
                                          YEAR ENDED DECEMBER 31,                    SEPTEMBER 30,
                              -----------------------------------------------     -------------------
                               1992      1993      1994      1995      1996        1996        1997
                              -------   -------   -------   -------   -------     -------     -------
                                                                                      (UNAUDITED)
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF INCOME DATA(1):
Revenues....................  $15,815   $23,187   $31,821   $30,696   $37,821     $28,856     $36,385
Gross profit................    4,878     5,742     6,941     7,095     8,895       6,689      10,331
Operating income (loss).....    1,367     1,480     1,346     1,257    (1,763)       (134)        429
Income (loss) before income
  taxes.....................    1,040     1,200     1,031     1,013    (2,166)       (425)        241
Provision (benefit) for
  income taxes..............       82       174       407       391      (766)       (171)         94
Cumulative effect of change
  in accounting method(4)...      146        --        --        --        --          --          --
                              -------   -------   -------   -------   -------     -------     -------
Net income (loss)...........  $ 1,104   $ 1,026   $   624   $   622   $(1,400)    $  (254)    $   147
                              =======   =======   =======   =======   =======     =======     =======
Net income (loss) per
  share.....................  $  2.49   $  2.28   $  1.33   $  1.26   $ (2.52)    $  (.46)    $   .26
                              =======   =======   =======   =======   =======     =======     =======
Weighted average number of
  common shares.............  442,733   449,796   469,916   494,723   556,371     547,693     565,765
                              =======   =======   =======   =======   =======     =======     =======

                                                    DECEMBER 31,
                                ----------------------------------------------------     SEPTEMBER 30,
                                 1992       1993       1994       1995        1996           1997
                                ------     ------     ------     -------     -------     -------------
                                                                                          (UNAUDITED)
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA(1):
Working capital (deficit).....  $   99     $  764     $2,396     $   991     $(1,314)       $   112
Deferred revenue(2)...........      --         --         62       2,147       4,534          5,009
Total assets..................   5,764      7,185      8,590      13,252      17,458         21,004
Long-term debt (including
  capital leases).............     726        738      1,810       1,375       2,400          5,144
Shareholders' equity..........   1,494      2,519      3,857       5,371       4,158          4,707
Book value per share(3).......    3.37       5.60       7.87        9.83        7.43           8.00

---------------

(1) This data should be read in connection with the Consolidated Financial Statements of ConQuest and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

(2) Deferred revenue represents amounts for products shipped to retailers and recharged minutes that ConQuest has invoiced, which, as of the date presented, have not been used by customers. ConQuest recognizes revenue and reduces the deferred revenue account as the customer utilizes calling time and upon expiration of cards containing unused calling time. At the time the revenue is recognized, the costs to which that revenue specifically relates are also recognized.

(3) The book value per share is computed by dividing shareholders' equity by the number of shares of common stock outstanding at the dates indicated.

(4) In February 1992, the Financial Accounting Standards Board issued Statement No. 109, "Accounting for Income Taxes." ConQuest adopted the provisions of the new standard in its financial statements for the year ended December 31, 1992. As permitted by the Statement, prior year financial statements have not been restated to reflect the change in accounting method.

SMARTALK UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The summary unaudited pro forma combined condensed financial information of SmarTalk has been derived from, or prepared on a basis consistent with, the unaudited pro forma combined financial statements included elsewhere in this Joint Proxy Statement/Prospectus. This data is presented for illustrative purposes only and is not necessarily indicative of the combined results of operations or financial position that would have occurred if: (i) the Merger,
(ii) the Convertible Subordinated Notes Offering (as defined), (iii) the acquisitions of GTI and SmarTel, and (iv) the September 1997 settlement of $25,970,000 in GTI Notes (as defined) for $20,614,686, had occurred at the beginning of each period presented or on the dates indicated, nor is it necessarily indicative of the future operating results or financial position of SmarTalk.

                                                                                   NINE MONTHS ENDED
                                                              YEAR ENDED             SEPTEMBER 30,
                                                           DECEMBER 31, 1996             1997
                                                           -----------------       -----------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA(1)(3):
  Revenue................................................      $  79,141               $  87,237
  Gross profit...........................................         17,620                  29,052
  Operating expenses.....................................         37,420                  37,805
  Loss from operations...................................        (19,800)                 (8,753)
  Net loss...............................................        (29,880)                (17,214)
  Net loss per share(2)..................................          (1.67)                  (0.83)
  Weighted average number of common shares
     outstanding(2)......................................         17,882                  20,741

                                                                                     SEPTEMBER 30,
                                                                                          1997
                                                                                     -------------
                                                                                     (IN THOUSANDS,
                                                                                    EXCEPT PER SHARE
                                                                                         DATA)
BALANCE SHEET DATA(1)(4):
  Working capital.........................................                              $135,226
  Total assets............................................                               361,206
  Deferred revenue........................................                                23,070
  Long-term debt, net of current portion..................                               156,095
  Total shareholders' equity..............................                               158,808
  Book value per share(5).................................                                  7.59

---------------

(1) This data should be read in connection with the Unaudited Pro Forma Combined Financial Statements and Notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

(2) Net loss per share is computed by dividing the pro forma net loss by the pro forma weighted average number of shares outstanding. The pro forma weighted average number of shares outstanding has been calculated as if the shares issued for the SmarTel Acquisition (714,286) and GTI Acquisition (2,580,001) and the shares to be issued upon the Merger (4,487,600) were issued and outstanding at the beginning of each period presented.

(3) The Pro Forma Combined Statements of Operations data for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the following events as if they had occurred on January 1, 1996: (i) the Merger, (ii) the Convertible Subordinated Notes Offering, (iii) the acquisitions of GTI and SmarTel and (iv) the September 1997 settlement of $25,970,000 in subordinated notes issued in connection with the GTI Acquisition for $20,614,686.

(4) The Pro Forma Combined Balance Sheet data gives effect to the Merger as if it had occurred on September 30, 1997.

(5) The book value per share data is computed by dividing pro forma shareholders' equity by the pro forma number of shares of common stock outstanding at the date indicated. The pro forma number of shares outstanding was calculated as if the shares to be issued for the Merger were outstanding at September 30, 1997.

SELECTED COMPARATIVE PER SHARE DATA

     The following table sets forth certain historical per share data of SmarTalk and ConQuest and combined per share data on an unaudited pro forma basis after giving effect to the Merger as a purchase transaction and assuming that 4,487,600 shares of SmarTalk Common Stock will be issued based upon the maximum number of shares to be issued under the Merger for all the ConQuest Common Stock outstanding. This data should be read in conjunction with the selected financial data included in this Joint Proxy Statement/Prospectus and the separate historical financial statements of SmarTalk and separate historical consolidated financial statements of ConQuest included or incorporated by reference herein. The unaudited pro forma financial data is not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the period presented and should not be construed as representative of future operations.

                                                                                   NINE MONTHS ENDED
                                                          YEAR ENDED OR AS OF          OR AS OF
                                                           DECEMBER 31, 1996      SEPTEMBER 30, 1997
                                                          -------------------     -------------------
Historical -- SmarTalk
  Net loss per share....................................        $  (.31)                $  (.03)
  Book value per share(1)...............................           3.42                    5.50
Historical -- ConQuest
  Net income (loss) per share...........................          (2.52)                    .26
  Book value per share(1)...............................           7.43                    8.00
Pro forma combined net loss per share(2)
  Pro forma net loss per SmarTalk share.................          (1.67)                   (.83)
  Equivalent pro forma net loss per ConQuest share(3)...         (12.74)                  (6.33)
Pro forma combined book value per share(4)
  Pro forma book value per SmarTalk share...............                                   7.59
  Equivalent pro forma book value per ConQuest
     share(3)...........................................                                  57.92

---------------

(1) The historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of the period.

(2) Net loss per share is computed by dividing the pro forma net loss by the pro forma weighted average number of shares outstanding. The pro forma weighted average number of shares outstanding has been calculated as if the shares issued for the SmarTel Acquisition (714,286) and GTI Acquisition (2,580,001) and the shares to be issued upon the Merger (4,487,600) were issued and outstanding at the beginning of each period presented.

(3) The equivalent ConQuest pro forma share amounts are calculated by multiplying the combined pro forma per share amounts by the Conversion Ratio of 7.63 shares of SmarTalk Common Stock for each share of ConQuest Common Stock and shares of ConQuest Common Stock subject to vested options, including approximately 2,500 shares subject to options which accelerate on the Closing Date.

(4) The pro forma book value per share data is computed by dividing pro forma shareholders' equity by the pro forma number of shares of common stock outstanding at the date indicated. The pro forma number of shares outstanding was calculated as if the shares to be issued for the Merger were outstanding at September 30, 1997.

MARKET PRICES AND DIVIDENDS

     The SmarTalk Common Stock is listed and traded on Nasdaq under the symbol "SMTK."

     On July 25, 1997, the date the ConQuest Board approved the Merger Agreement and the date the Companies (as defined) fixed the exchange ratio, the closing price per share of SmarTalk Common Stock was $14.375. On July 30, 1997, the last full trading day preceding public announcement of the Merger, the closing price per share of SmarTalk Common Stock on Nasdaq was $13.88. On December 1, 1997, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the closing price per share of

SmarTalk Common Stock on Nasdaq was $21.75. See "MARKET PRICE AND DIVIDEND INFORMATION."

     SmarTalk Shareholders and ConQuest Stockholders are urged to obtain current market quotations for SmarTalk Common Stock prior to making any decision with respect to the Merger.

     SmarTalk has never declared or paid any cash dividends on SmarTalk Common Stock and currently plans to retain future earnings, if any, to finance the growth of SmarTalk's business rather than to pay cash dividends. The payment of future dividends on SmarTalk Common Stock will be a business decision to be made by the SmarTalk Board from time to time based upon the results of operations and financial condition of SmarTalk and such other factors as the SmarTalk Board considers relevant. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "MARKET PRICE AND DIVIDEND INFORMATION."

LISTING OF SMARTALK COMMON STOCK

     SmarTalk expects to apply for the listing of the SmarTalk Common Stock to be issued as Merger Consideration on Nasdaq, and it is anticipated that such shares will trade on Nasdaq upon official notice of issuance under the symbol "SMTK." It is a condition to consummation of the Merger that the shares of SmarTalk Common Stock to be issued to ConQuest Stockholders in connection with the Merger shall have been approved for listing on Nasdaq, subject only to official notice of issuance. See "THE MERGER -- Nasdaq Listing."

                                  RISK FACTORS

     The following risk factors should be considered by the holders of ConQuest and SmarTalk Common Stock in evaluating whether to approve the Merger Agreement or the principal terms of the Merger, as the case may be. These factors should be considered in conjunction with the other information included elsewhere in this Joint Proxy Statement/Prospectus. In evaluating ConQuest's and SmarTalk's businesses, prospective investors should carefully consider the following factors in addition to the other information presented in this Joint Proxy Statement/Prospectus.

     The following risk factors apply whether SmarTalk becomes a Delaware Corporation or remains a California Corporation. All references to SmarTalk in this Section apply equally to SmarTalk Delaware, and all references to the "Companies" in this section apply equally to a combination of ConQuest and SmarTalk Delaware, to the extent they refer to events and circumstances that may occur or exist after the Reincorporation.

RISKS RELATING TO THE MERGER

     Integration of Certain Operations. The managements of ConQuest and SmarTalk (the "Companies") have entered into the Merger Agreement with the expectation that the Merger will result in beneficial synergies for ConQuest and SmarTalk. See "THE MERGER -- Recommendation of the ConQuest Board; ConQuest's Reasons for the Merger" and "-- Recommendation of the SmarTalk Board; SmarTalk's Reasons for the Merger." Achieving the anticipated benefits of the Merger will depend, in part, upon whether the integration of the Companies' businesses is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The combination of the Companies will require, among other things, integration of the Companies' respective product offerings and technology and coordination of their sales and marketing, financial reporting and research and development efforts. There can be no assurance that such integration will be accomplished smoothly or successfully. The difficulties of such integration may be increased by the necessity of coordinating geographically separated organizations with distinct cultures. The integration of certain operations following the Merger will require the dedication of management and other personnel resources which may temporarily distract attention away from the day-to-day business of SmarTalk. Failure to accomplish the integration of the Companies' operations successfully could have a material adverse effect on the business, operating results or financial condition of SmarTalk.

     Fixed Exchange Ratio. Under the terms of the Merger Agreement, each share of ConQuest Common Stock issued and outstanding at the Effective Time will be converted into the right to receive 7.63 shares of SmarTalk Common Stock. Although the Merger Consideration to be received by the holders of ConQuest Common Stock was based upon the trading prices of SmarTalk Common Stock at the time the Merger was negotiated, the Merger Agreement does not contain any provisions for adjustment of the Merger Consideration based on fluctuations in the price of SmarTalk Common Stock. Accordingly, the value of the SmarTalk Common Stock to be received by the ConQuest Stockholders upon the Merger could be affected by the market price of SmarTalk Common Stock at the Effective Time. There is no public trading market for ConQuest Common Stock. On July 25, 1997, the date the ConQuest Board approved the Merger Agreement and the date the Companies fixed the exchange ratio, the closing per share sale price of SmarTalk Common Stock was $14.375. On July 30, 1997, the date on which the Merger Agreement was executed, the closing per share sale price of SmarTalk Common Stock was $13.88. On December 1, 1997, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the closing per share sale price of SmarTalk Common Stock was $21.75.

     Certain Federal Income Tax Consequences. Although the Merger may qualify as a reorganization within the meaning of Section 368(a) of the Code, neither party has made any covenants, representations or warranties regarding the tax-free or taxable nature of the Merger. Because of the inherently factual nature of the questions presented and the lack of representations, warranties and/or covenants regarding the intentions of the parties, there can be no assurance whether the transaction will constitute a taxable or tax-free transaction for Federal income tax purposes. Each holder of ConQuest Common Stock is strongly advised to consult his, her or its own tax advisor regarding the tax consequences of the Merger. See "THE MERGER -- Certain Federal Income Tax Consequences."

RISKS RELATING TO THE COMPANIES

     Acquisition Strategy. SmarTalk regularly pursues opportunities to expand through acquisitions. SmarTalk plans to continue to seek acquisitions that complement its services, broaden its consumer base and improve its operating efficiencies. Acquisitions may result in potentially dilutive issuances of equity securities, the incurrence of additional debt and the amortization of expenses related to goodwill and other intangible assets, all of which could have a material adverse effect on SmarTalk. Acquisitions also involve numerous additional risks, including difficulties in assimilation of the operations, services, products and personnel of the acquired company, which could result in charges to earnings or otherwise adversely affect SmarTalk's operating results. For instance, there can be no assurance that the anticipated benefits of the SmarTel and GTI acquisitions will be realized or that the combination of SmarTalk and SmarTel and GTI will be successful. There can be no assurance that acquisition opportunities will continue to be available, that SmarTalk will have access to the capital required to finance potential acquisitions, that SmarTalk will continue to acquire businesses or that any acquired businesses will be profitable.

     Ability to Integrate the Operations of SmarTalk, SmarTel and GTI. SmarTalk recently acquired SmarTel and GTI. Because the markets in which SmarTalk, SmarTel and GTI operate are highly competitive and because of the inherent uncertainties associated with merging three companies, there can be no assurance that SmarTalk will be able to realize fully the operating efficiencies SmarTalk currently expects to realize as a result of the mergers and the consolidation of the administrative operations of SmarTalk, SmarTel and GTI or that such operating efficiencies will be realized in the time frame currently anticipated. See "BUSINESS OF SMARTALK -- The SmarTalk Strategy -- Enhance Growth and Profitability Through Strategic Acquisitions."

     Uncertainties Regarding Consummation of the Frontier
Acquisition. Consummation of the pending Frontier Acquisition is subject to the satisfaction or waiver of certain customary conditions. There can be no assurance that the pending Frontier Acquisition will be completed, or, if completed, as to the timing of such completion. Furthermore, there can be no assurance that the pending Frontier Acquisition will be successful. In addition, there can be no assurance that SmarTalk will not experience difficulties in integrating the operations of the Frontier Selected Assets with those of SmarTalk.

     Limited Operating History; Net Losses; Ability to Utilize Net Operating Loss Carry-Forwards; Accumulated Deficit. SmarTalk was formed in October 1994 and has had only a limited operating history upon which investors may base an evaluation of its performance. As a result of operating expenses and development expenditures, SmarTalk has incurred significant operating and net losses to date. Net losses for the period ended December 31, 1994, the years ended December 31, 1995 and 1996, and for the nine months ended September 30, 1997 were approximately $65,000, $1.3 million, $3.1 million and $500,000, respectively. In addition, the ability of SmarTalk or SmarTalk's subsidiaries, as the case may be, to utilize their net operating loss carry-forwards to offset future taxable income may be subject to certain limitations contained in the Code, which may have a material adverse effect on SmarTalk. As of September 30, 1997, SmarTalk had an accumulated deficit of approximately $7.5 million. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

     Competition. The telecommunications services industry is highly competitive, rapidly evolving and subject to constant technological change. Today there are numerous companies selling prepaid calling cards, and the Companies expect competition to increase in the future. Other providers currently offer one or more of each of the services offered by the Companies. As service providers in the long distance telecommunications industry, the Companies compete with three dominant providers, AT&T Corp. ("AT&T"), MCI Communications Corporation ("MCI") and Sprint Corporation ("Sprint"), all of which are substantially larger and have: (i) greater financial, technical, engineering, personnel and marketing resources; (ii) longer operating histories;
(iii) greater name recognition; and (iv) larger consumer bases than the Companies. These advantages afford the Companies' competitors pricing flexibility. Telecommunications services companies may compete for consumers based on price, with the dominant providers conducting extensive advertising campaigns to capture market share. Competitors with greater financial resources may also be able to provide more attractive incentive packages to retailers to encourage them to carry products that compete with the Companies' services. In addition, competitors with greater resources than the Companies may be better situated to negotiate favorable contracts with retailers. The Companies believe that existing competitors are likely to continue to expand their service offerings to appeal to retailers and their consumers. Moreover, since there are few, if any, substantial barriers to entry, the Companies expect that new competitors are likely to enter the telecommunications market and attempt to market telecommunications services similar to the Companies' services which would result in greater competition.

     The ability of the Companies to compete effectively in the telecommunications services industry will depend upon the Companies' continued ability to provide high quality services at prices generally competitive with, or lower than, those charged by their competitors. Certain of the Companies' competitors dominate the telecommunications industry and have the financial resources to enable them to withstand substantial price competition, which is expected to increase significantly, and there can be no assurance that the Companies will be able to compete successfully in the future. Moreover, there can be no assurance that certain of the Companies' competitors will not be better situated to negotiate contracts with suppliers of telecommunications services which are more favorable than contracts negotiated by the Companies. In addition, there can be no assurance that competition from existing or new competitors or a decrease in the rates charged for telecommunications services by the major long distance carriers or other competitors would not have a material adverse effect on the Companies.

     Rapid Technological Change; Dependence on New Services. The telecommunications services industry is characterized by rapid technological change, new product introduction and evolving industry standards. The Companies' success will depend, in significant part, on their ability to make timely and cost-effective enhancements and additions to its technology and introduce new services that meet consumer demands. The Companies expect new products and services, and enhancements to existing products and services, to be developed and introduced to compete with the Companies' services. ConQuest currently is in the process of completing development of technology that will permit it to market and deliver prepaid cellular phone service. It is anticipated that an additional $2,000,000 of expenditures will be necessary to complete such development. The proliferation of new telecommunication technology, including personal communication services and voice communication over the Internet, may reduce demand for long distance services, including prepaid calling cards. There can be no assurance that the Companies will be successful in developing and marketing new services or enhancements to the Companies' services that respond to these or other technological changes or evolving industry standards. In addition, there can be no assurance that the Companies will not experience difficulties that could delay or prevent the successful development, introduction and marketing of their existing services or that their new services or enhancements thereto will adequately meet the requirements of the marketplace and achieve market acceptance. Delay in the introduction of new services or enhancements, the inability to develop such new services or enhancements or the failure of such services or enhancements to achieve market acceptance could have a material adverse effect on the Companies. See "BUSINESS OF
SMARTALK -- Competition," "-- Products and Telecommunications Services," "BUSINESS OF CONQUEST -- Competitive Strengths" and "-- Products and Telecommunications Services."

     Dependence on Major Retailers. Currently, the SmarTalk Card is sold at selected retail locations throughout the U.S., including locations operated by the following leading retailers: American Stores (which includes Jewel/Osco Combo Stores, Osco Drug Stores and Sav-On Drug Stores and Acme Grocery), Bergen Brunswig Drug Company (Good Neighbor Pharmacies), Best Buy, Bradlees, Builders Square, Dayton's, Dominick's Finer Foods, Eckerd Drug, Food4Less, Future Shop, The Good Guys, Nix Check Cashing, Office Depot, OfficeMax, Pamida, Penn Daniels, Ralphs Supermarkets, Service Merchandise, Staples, Star Market, Stop & Shop, Thrifty Oil and Venture Stores. ConQuest's prepaid calling cards are sold at selected retail locations throughout the U.S., including locations operated by the following leading retailers: Winn-Dixie Stores and Emro Marketing (Speedway, Starvin' Marvin, United, Bonded, Gastown, Cheker and Wake Up). The Companies' arrangements with retailers are often pursuant to short-term arrangements. If the Companies are unsuccessful in providing competitive pricing, meeting the requirements of their retailers, developing new products that are attractive to such retailers, or complying with the terms of their arrangements with such retailers, such retailers may fail to market aggressively the Companies' services or may terminate their respective relationships with the Companies, either of which could have a material adverse effect on the Companies. Substantially all of SmarTalk's revenue to date and a significant portion of ConQuest's revenue to date has been derived from the sale of their prepaid calling cards to retailers. Certain of those retailers have, from time to time, accounted for a significant percentage of the Companies' revenues. The inability of any such retailer to pay the Companies for cards shipped or the loss of any such retailer could have a material adverse effect on SmarTalk. ConQuest also provides CQ Platform System services to MCI for a portion of MCI's prepaid calling card customers. See "BUSINESS OF
SMARTALK -- General" and "BUSINESS OF CONQUEST -- General."

     Seasonality; Factors Affecting Operating Results; Potential Fluctuations in Period-to-Period Results. SmarTalk's sales have been, and SmarTalk expects that its sales will continue to be, somewhat seasonal, due to holiday purchases of the SmarTalk Card. In addition, SmarTalk's operating results have varied significantly in the past and may vary significantly in the future. Each of ConQuest's services experiences significant seasonal fluctuations, as well. Traditional operator assisted long distance services produce peak revenues during the summer months, coincident with domestic travel and vacation patterns. Though less severe than call center services, prepaid calling cards are also affected by seasonal demand fluctuations with demand peaking in the spring and summer months.

     Factors that may cause the Companies' operating results to vary include:
(i) changes in operating expenses; (ii) the timing of the introduction of services; (iii) market acceptance of new and enhanced versions of services; (iv) potential acquisitions; (v) changes in legislation and regulation which affect the competitive environment for the Companies' services; (vi) general economic factors; and (vii) the ability to recognize revenue on the unused portion of expired prepaid calling cards. Moreover, for many of the Companies' retailers, services represent a new merchandising category, with the attendant concerns regarding shelf space positioning, sales force education and effective marketing and, with respect to arrangements with certain retailers requiring customized services, there may be significant lead time to provide such services following receipt of the customer orders. As a result of these factors, the Companies believe that period-to-period comparisons of their results of operations are not necessarily meaningful and should not be relied upon as indications of future performance. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

     Difficulties of Managing Rapid Growth. Although SmarTalk has experienced substantial growth in revenue in the last year and intends to continue to grow rapidly, there can be no assurance that the growth experienced by SmarTalk will continue or that SmarTalk will be able to achieve the growth contemplated by its business strategy. SmarTalk's ability to continue to grow may be affected by various factors, many of which are not within SmarTalk's control, including competition and federal and state regulation of the telecommunications industry. This growth has placed, and is expected to continue to place, significant demands on all aspects of SmarTalk's business, including its administrative, technical and financial personnel and systems. SmarTalk's future operating results will substantially depend on the ability of its officers and key employees to manage such anticipated growth, to attract and retain additional highly qualified management, technical and financial personnel and to implement and/or improve its technical, administrative, financial control and reporting systems. SmarTalk's financial controls and reporting systems will require enhancement and substantial investment in the future in order to accommodate SmarTalk's anticipated growth. There can be no assurance that SmarTalk will not encounter difficulties in expanding its financial controls and reporting systems to meet SmarTalk's future needs. If SmarTalk is unable to respond to and manage changing business conditions, then the quality of its services, its ability to retain key personnel and its results of operations could be materially adversely affected. Difficulties in managing continued growth could have a material adverse effect on SmarTalk. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

     ConQuest has experienced substantial growth in prepaid calling cards and international services during the past two fiscal years. This growth has placed significant demands on all aspects of ConQuest's business, including its administrative, technical and financial personnel and systems. Additional expansion by ConQuest may further strain its management, financial and other resources. There can be no assurance that ConQuest's systems, procedures, controls and existing space will be adequate to support expansion of ConQuest's operations. ConQuest's future operating results will depend substantially on the ability of its officers and key employees to manage changing business conditions and to implement and improve its technical, administrative, financial control and reporting systems. If ConQuest is unable to respond to and manage changing business conditions, then the quality of ConQuest's services, its ability to retain key personnel and its results of operations could be materially adversely affected.

     Dependence on Key Management and Personnel. SmarTalk's success is largely dependent upon its executive officers, the loss of one or more of whom could have a material adverse effect on SmarTalk. SmarTalk believes that its continued success will depend to a significant extent upon the efforts and abilities of Robert H. Lorsch, Chairman of the Board and Chief Executive Officer, Erich L. Spangenberg, President and Chief Operating Officer, and Richard M. Teich, Executive Vice President. Although SmarTalk believes that it would be able to locate suitable replacements for these executives if their services were lost, there can be no assurance it would be able to do so. Accordingly, the loss of services of any of these individuals could have a material adverse effect on SmarTalk. SmarTalk maintains, and is the sole beneficiary of, "key man" life insurance on Messrs. Lorsch and Teich in the amounts of $3,000,000 and $1,000,000, respectively. ConQuest maintains, and is the sole beneficiary of, "key man" life insurance on James E. Sobwick in the amount of $1,000,000.

     Dependence Upon Telecommunications Providers; No Guaranteed Supply. Neither SmarTalk nor ConQuest own a transmission network. Accordingly, SmarTalk depends primarily on MCI, WorldCom, Inc. ("WorldCom") and, to a lesser extent, other carriers for transmission of its long distance calls. ConQuest depends primarily on LCI International, Inc. ("LCI International") for transmission of its long distance calls. Further, the Companies are dependent upon local exchange carriers for call origination and termination. The Companies' ability to maintain and expand their business depends, in part, on their ability to continue to obtain telecommunications services on favorable terms from long distance carriers and other such suppliers, as well as the cooperation of both interexchange and local exchange carriers in originating and terminating service for their consumers in a timely manner. The Companies have not experienced significant losses in the past because of interruptions of service at any of their carriers, but no assurance can be made in this regard with respect to the future. In addition, no assurance can be given that the Companies will be able to obtain long distance services in the future at favorable prices, and a material increase in the price at which the Companies obtain long distance service could have a material adverse effect on the Companies. See
"-- Competition," "BUSINESS OF SMARTALK -- Products and Telecommunications Services" and "BUSINESS OF CONQUEST -- Products and Telecommunications Services."

     Possible Inability to Recognize a Portion of Deferred Revenue. The sale of long distance domestic and outbound international telephone service through prepaid calling cards may be subject to "escheat" laws in various states. These laws generally provide that payments or deposits received in advance or in anticipation of the provision of utility (including telephone) services that remain unclaimed for a specific period of time after the termination of such services are deemed "abandoned property" and must be submitted to the state. Although the Companies are not aware of any case in which such laws have been applied to the sale of prepaid calling cards, and does not believe that such laws are applicable, in the event that such laws are deemed applicable, the Companies may be unable to recognize the portion of their deferred revenue remaining upon the expiration of the cards with unused calling time. In such event, the Companies may be required to deliver such amounts to certain states in accordance with these laws, which could have a material adverse effect on the Companies. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

     Dependence on Facilities and Platforms; Damage, Failure and
Downtime. SmarTalk owns and operates the VoiceChoice Platform, a call processing platform site located in San Francisco, California, and another platform site acquired in the GTI Acquisition located in Orlando, Florida (the "GTI Platform"). SmarTalk utilizes additional call processing platform services at a facility located in San Antonio, Texas which is backed up by a facility in Omaha, Nebraska. ConQuest currently leases two call processing facilities, a switching facility in Columbus, Ohio, and a call center facility in Butler, Pennsylvania. The Companies' network service operations are dependent upon their ability to protect the equipment and data at such facilities against damage that may be caused by fire, power loss, technical failures, unauthorized intrusion, natural disasters, sabotage and other similar events. Although the Companies have taken precautions to protect themselves and their consumers from events that could interrupt delivery of the Companies' services, there can be no assurance that a fire, act of sabotage, technical failure, human error, natural disaster or a similar event would not cause the failure of a significant technical component, thereby resulting in an outage. Such an outage could have a material adverse effect on the Companies. SmarTalk believes that technical failures have not resulted in any material downtime of the SmarTalk Platforms since SmarTalk's inception.

     Although SmarTalk maintains business interruption insurance providing for aggregate coverage of approximately $1.0 million per occurrence, and ConQuest maintains blanket business income insurance which includes extra expense coverage of approximately $4.5 million, there can be no assurance that the Companies will be able to maintain their insurance, that such insurance would continue to be available at reasonable prices, that such insurance would cover all such losses or that such insurance would be sufficient to compensate the Companies for losses they experience due to the Companies' inability to provide services to their customers. See "BUSINESS OF SMARTALK -- The SmarTalk Platforms" and "BUSINESS OF CONQUEST -- Telecommunication Equipment and Technology -- CQ Platform System."

     Regulation. SmarTalk is currently subject to federal and state government regulation of its long distance telephone services. SmarTalk is regulated at the federal level by the FCC and is currently required to maintain both domestic and international tariffs for its services containing the currently effective rates, terms and conditions of service. The FCC has proposed, however, to eliminate the tariffing requirement for domestic non-dominant carriers. In addition, SmarTalk is required to maintain a certificate, issued by the FCC, in connection with its international services. The intrastate long distance telecommunications operations of SmarTalk are also subject to various state laws and regulations, including prior certification, notification or registration requirements. SmarTalk generally must obtain and maintain certificates of public convenience and necessity from regulatory authorities in most states in which it offers service. In most of these jurisdictions, SmarTalk must file and obtain prior regulatory approval of tariffs for intrastate services. In addition, SmarTalk must update or amend the tariffs and, in some cases, the certificates of public convenience and necessity when rates are adjusted or new products are added to the long distance services offered by SmarTalk. The FCC and numerous state agencies also impose prior approval requirements on transfers of control, including transfers of control and corporate reorganization, and assignments of certain regulatory authorizations.

     If the federal and state regulations requiring the local exchange carriers to provide equal access for the origination and termination of calls by long distance subscribers (such as SmarTalk's consumers) change or if the regulations governing the fees to be charged for such access services change, particularly if such regulations are changed to allow variable pricing of such access fees based upon volume, such changes could have a material adverse effect on SmarTalk. See "BUSINESS OF SMARTALK -- Industry Overview," "-- Competition" and "-- Government Regulation."

     ConQuest's long distance, operator services and prepaid calling card services are currently subject to federal, state and international regulation. ConQuest is in compliance with the requirements of the Telephone Operator Consumer Services Improvement Act of 1990 ("TOCSIA") and the FCC's implementing regulations regarding unblocking, branding and posting for operator services. ConQuest is duly authorized under Section 214 of the Communications Act of 1934, as amended (the "Communications Act") to provide international value-added telecommunications services. ConQuest maintains informational tariffs for its operator services and maintains on file tariffs for its long distance and prepaid calling card services. ConQuest is licensed in the states in which it operates as a long-distance operator services provider, and is not aware of any instance in which there has been a substantial violation of federal or state telecommunications regulation in connection with ConQuest's services. While ConQuest believes that it is in compliance with the applicable federal, state and international regulations governing telecommunications services, there can be no assurance that the FCC or the regulatory authorities in one or more states or foreign countries will not raise material issues with regard to ConQuest's compliance with applicable regulations, or that federal, state and international regulatory activities will not have a material adverse effect on ConQuest.

     The Telecommunications Act of 1996 mandated the establishment of Universal Service for the promotion of nationwide access to telecommunications services in rural, insular and high cost areas that are reasonably comparable in price and type to those found in urban areas and the promotion of access to advanced services for schools, libraries and certain health care providers. Telecommunications providers of interstate services, including payphone aggregators and private network operators that offer service to others for a fee on a non-common carrier basis, must contribute toward the funding of Universal Service. Certain government and public safety entities are exempt, as are entities whose contribution would be less than $100.00 per year. Although SmarTalk and ConQuest's competition will be similarly situated, the Universal Service Fund annual assessment may have a material adverse effect on the long term financial condition of the Companies.

     The Telecommunications Act of 1996 (Section 276) further mandated that the FCC promulgate rules to establish a per call compensation plan to ensure that all payphone providers are fairly compensated for each completed intrastate and interstate payphone initiated call, including calls on which payphone providers had not heretofore received compensation. Such calls included those placed to toll free numbers (800/888) such as operator assisted and prepaid calling card calls, and calls placed through network access codes. In September 1996, the FCC promulgated rules to implement Section 276 of the Telecommunications Act of 1996 which established a three-phase compensation plan for pay phone providers. Under the first phase, interexchange carriers with annual toll revenues of more than $100 million were to pay a total of $45.85 per payphone per month for all toll free and access code calls for the first year, commensurate with their portion of total interexchange revenues. All switched-based and facilities-based interexchange carriers were to pay $0.35 per call to each payphone provider during the second year (although payments could subsequently be recovered from resellers by the carriers), after which per call compensation rates were to be left to individual market-driven rates negotiated between payphone providers and interexchange carriers. On July 1, 1997 the D.C. Circuit Court of Appeals vacated significant portions of the FCC's rules including the $0.35 per call rate which was found to be arbitrary and capricious, and remanded the matter to the FCC for reconsideration. On remand, the FCC in September 1997, established a two-year "default" compensation rate of $0.284 per payphone-originated toll free or access code call. At the end of the two year interim period, the per call payphone compensation rate will be the deregulated market-based local coin rate less $0.066. This amount is payable by all "switched-based" interexchange carriers (but again may be passed through to non-facilitiesbased resellers). The revised FCC's rules became effective on October 7, 1997, but continue to be subject to regulatory and legal challenges. SmarTalk is unable to predict whether this regulation or other potential changes in the regulatory environment could have a material adverse effect on SmarTalk or Conquest.

     Risk of Loss From Returned Transactions; Fraud; Bad Debt; Theft of Services. The Companies utilize national credit card clearance systems for electronic credit card settlement. The Companies generally bear the same credit risks normally assumed by other users of these systems arising from returned transactions caused by closed accounts, frozen accounts, unauthorized use, disputes, theft or fraud. The Companies' relationships with providers of merchant card services such as VISA and MasterCard could be adversely affected by excessive uncollectibles or chargebacks, which are generally higher in the telephone industry than in other industries, particularly with respect to recharges because the transaction typically is not on a face to face basis in which a cardholder signature is captured. Termination of the Companies' ability to offer recharge through merchant card services would have a material adverse effect on the Companies. To minimize their financial exposure, the Companies limit the amount that consumers can recharge within specified timeframes and generally charge a higher rate for recharge services than for the initial purchase. From time to time, persons have obtained services without rendering payment to the Companies by unlawfully utilizing the Companies' access numbers and personal identification numbers ("PINs"). Although to date the Companies have not experienced material losses due to such unauthorized use of access numbers and customized PINs, no assurance can be given that future losses due to unauthorized use will not be material. The Companies attempt to manage these credit, theft and fraud risks through its internal controls, monitoring and blocking systems. The Companies also maintain reserves which they deem adequate for such risks. Past experience in estimating and establishing reserves and the Companies' historical losses are not necessarily accurate indications of the Companies' future losses or the adequacy of the reserves established by the Companies in the future. Although the Companies believe that their risk management and bad debt reserve practices are adequate, there can be no assurance that the Companies' risk management practices or reserves will be sufficient to protect the Companies from unauthorized or returned transactions or thefts of services which could have a material adverse effect on the Companies. See "BUSINESS OF SMARTALK -- The SmarTrac System," "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources" and "CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources."

     Control of SmarTalk. Upon completion of the Merger, the directors and executive officers of SmarTalk and their respective affiliates will beneficially own 3,964,273 shares (approximately 17.9%) of the outstanding SmarTalk Common Stock. As a result, these shareholders are able to exercise significant influence over all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may also have the effect of delaying or preventing a change in control of SmarTalk. See "DESCRIPTION OF SMARTALK CAPITAL
STOCK -- California Law and Certain Provisions of the SmarTalk Articles of Incorporation and SmarTalk Bylaws."

     Anti-Takeover Considerations. The SmarTalk Board has authority to issue up to 10,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights, of the preferred stock without further vote or action by the SmarTalk Shareholders. The rights of the holders of SmarTalk Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Preferred Stock." The SmarTalk Articles of Incorporation and SmarTalk Bylaws require that any action required or permitted to be taken by the SmarTalk Shareholders must be effected at a duly called annual or special meeting of the SmarTalk Shareholders and may not be effected by written consent. In addition, SmarTalk's charter documents eliminate cumulative voting, which may make it more difficult for a third party to gain control of the SmarTalk Board. Moreover, the SmarTalk Board has the authority, without action by, or consent of, the shareholders, to fix the rights and preferences of and issue shares of SmarTalk Preferred Stock. These and other charter provisions may deter a third party who would propose to acquire SmarTalk or to engage in a similar transaction affecting control of SmarTalk in which the SmarTalk Shareholders might receive a premium for their shares over the then current market value. Further, SmarTalk may consider additional anti-takeover defenses, including the implementation of a shareholders rights plan. Moreover, in the event that the Reincorporation is approved, Delaware law may make it somewhat more difficult for shareholders to effect a change of control. See "DESCRIPTION OF SMARTALK CAPITAL
STOCK -- California Law and Certain Provisions of the SmarTalk Articles of Incorporation and SmarTalk Bylaws" and "REINCORPORATION IN DELAWARE."

     Dependence on Third Party Administrators. ConQuest has contracted with two unaffiliated third party billing and collection agents, OAN Services, Inc. ("OAN") and Zero Plus Dialing, Inc. ("ZPDI"), to perform billing and collection services for certain of ConQuest's call center services products. ConQuest rates calls assisted by its operator center and forwards the rated call records to OAN or ZPDI. The records are then processed and forwarded to the appropriate billing local exchange carrier ("LEC"). The billing LECs collect the amount due from the end user and remit payment to OAN or ZPDI, which in turn, remits payment to ConQuest. Such payments are net of a billing and collection fee charged by the LECs, as well as a provision for uncollectible accounts and a per transaction fee for the billing agent's services. At December 31, 1996, approximately 46% of ConQuest's accounts receivable were due from, and approximately 65% of total revenues were billed and collected by, these third party administrators. OAN and ZPDI are the two major billing and collection agents in the call center services market. Because of ConQuest's reliance on one or both of these third party administrators, the inability to utilize OAN or ZPDI and the corresponding requirement that ConQuest enter into individual arrangements with the various LECs to bill and collect ConQuest's call center accounts could have a material adverse effect on ConQuest.

     Limited Protection of Proprietary Rights; Risks of Infringement. ConQuest relies on a combination of copyright and trade secret laws and contractual confidentiality provisions to protect its proprietary rights. These laws and contractual provisions provide only limited protection of ConQuest's proprietary rights. Despite ConQuest's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of ConQuest's software or services or to obtain and use information that ConQuest regards as proprietary. There can be no assurance that ConQuest's efforts to protect its proprietary rights will be successful, or that ConQuest's competitors will not independently develop similar technology. In addition, the laws of some foreign countries do not protect ConQuest's proprietary rights to the extent of the laws of the U.S.

     ConQuest's method of processing prepaid calling card calls may infringe on several claims of a certain U.S. patent held by an unaffiliated third party. The validity of that patent, which expires November 13, 2005, is at issue in litigation now pending in federal district court. ConQuest is not a party to that litigation. ConQuest commenced negotiations with the patent holder for a license under the patent but elected to cease pursuing such license. If it is determined that ConQuest's method of processing prepaid calling card calls infringes on such patent, or any other patents, ConQuest could be subject to damages, including potentially treble damages, which could have a material adverse effect on ConQuest. See "BUSINESS OF CONQUEST -- Patents and Trademarks."

     Volatility of Stock Price. The market price of the SmarTalk Common Stock has been highly volatile and may continue to be subject to wide fluctuations in response to quarterly variations in operating results, changes in financial estimates by securities analysts, or other events or factors. In addition, the U.S. stock market has experienced significant price and volume fluctuations that have particularly affected the market prices of equity securities of many telecommunications companies and that often have been unrelated to the operating performance of such companies. These broad market fluctuations may adversely affect the market price of the SmarTalk Common Stock. See "MARKET PRICE AND DIVIDEND INFORMATION."

     Shares Eligible for Future Sale; Registration Rights. As of December 1, 1997, SmarTalk had 16,464,300 shares of SmarTalk Common Stock outstanding. Of these shares, 5,540,896 shares of Common Stock are freely tradeable without restriction or further registration under the Securities Act. The remaining 10,923,404 shares of Common Stock outstanding are "restricted securities" as that term is defined in Rule 144 under the Securities Act ("Rule 144").

     As of December 1, 1997, options and warrants to purchase an aggregate of 1,876,294 shares of SmarTalk Common Stock were outstanding.

     A total of 4,553,400 shares of Common Stock are subject to various registration rights. Of this total, 2,528,401 shares were issued by SmarTalk in connection with the GTI Acquisition. SmarTalk is obligated to cause to be filed with the Commission a shelf registration statement prior to the later to occur of (i) May 30, 1998 or (ii) 10 days after the date SmarTalk first becomes eligible to file a registration statement on Form S-3. SmarTalk is required to use its best efforts to effect such registration within 60 days of the filing date, and to keep the shelf registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of GTI Registrable Shares by such holders. After May 30, 1998 holders of GTI Registrable Shares will have piggyback registration rights under any proposed sale to the public of Common Stock (but excluding registrations on Form S-4 or S-8) either for its own account or the account of a security holder or holders.

     If SmarTalk proposes to register any of its securities under the Securities Act, SmarTalk generally must notify SmarTalk Partners, the holder of the Partners Registrable Shares, of SmarTalk's intent to register such common stock and allow SmarTalk Partners an opportunity to include the Partners Registrable Shares in SmarTalk's registration. SmarTalk Partners also has the right to require SmarTalk to prepare and file a registration statement under the Securities Act pertaining to the Partners Registrable Shares.

     In connection with the Convertible Subordinated Notes Offering, which closed on September 17, 1997 (the "Convertible Subordinated Notes Closing Date"), SmarTalk is required to file a shelf registration statement on Form S-3 within 90 days after the Convertible Subordinated Notes Closing Date. SmarTalk is obligated to use all reasonable efforts to cause the applicable registration statement to be declared effective by the Commission within 180 days after the Convertible Subordinated Notes Closing Date and to keep the registration statement effective until the earlier of such date that is two years after the Convertible Subordinated Notes Closing Date or until the shelf registration statement is no longer required for resales of the Convertible Subordinated Notes or the SmarTalk Common Stock issued upon conversion thereof. If the shelf registration statement is not filed and registered within the allotted time periods or if it is filed and declared effective but thereafter ceases to be effective or usable, SmarTalk will accrue liquidated damages which could have a material adverse effect on SmarTalk. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Registration Rights."

                              THE SPECIAL MEETINGS

     This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies (i) from the holders of SmarTalk Common Stock by the SmarTalk Board for use at the SmarTalk Special Meeting and (ii) from the holders of ConQuest Common Stock by the ConQuest Board for use at the ConQuest Special Meeting.

TIMES AND PLACES; PURPOSES

     SmarTalk. The SmarTalk Special Meeting will be held at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California, on December 31, 1997, starting at 10:00 a.m., local time. At the SmarTalk Special Meeting, the SmarTalk Shareholders will be asked to consider and vote upon approval of the principal terms of the Merger, the 1996 Plan Amendment, the Reincorporation and such other matters as may properly come before the SmarTalk Special Meeting. A copy of the Merger Agreement is included as Exhibit A to this Joint Proxy Statement/Prospectus.

     THE SMARTALK BOARD HAS, BY UNANIMOUS VOTE, APPROVED THE PRINCIPAL TERMS OF THE MERGER, THE 1996 PLAN AMENDMENT AND THE REINCORPORATION AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER.

     SMARTALK SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID PRE-ADDRESSED ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PRINCIPAL TERMS OF THE MERGER, THE 1996 PLAN AMENDMENT AND THE REINCORPORATION.

     ConQuest. The ConQuest Special Meeting will be held at the Clarion Hotel, 7007 North High Street, Worthington, Ohio, on December 31, 1997, starting at 10:00 a.m., local time. At the ConQuest Special Meeting, the ConQuest Stockholders will be asked to consider and vote upon the approval of the Merger Agreement and such other matters as may properly come before the ConQuest Special Meeting. A copy of the Merger Agreement is included as Exhibit A to this Joint Proxy Statement/Prospectus.

     THE CONQUEST BOARD HAS, BY UNANIMOUS VOTE OF ALL DIRECTORS (EXCEPT FOR MR. SOBWICK WHO RECUSED HIMSELF FROM THE VOTE TO AVOID THE APPEARANCE OF A POTENTIAL CONFLICT OF INTEREST), APPROVED THE MERGER AGREEMENT AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

     CONQUEST STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID PRE-ADDRESSED ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT AND OTHER MATTERS TO BE VOTED UPON IN CONNECTION WITH THE MERGER.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     SmarTalk. The SmarTalk Board has fixed the close of business on November 15, 1997, as the SmarTalk Record Date. Only holders of record of shares of SmarTalk Common Stock on the SmarTalk Record Date are entitled to notice of and to vote at the SmarTalk Special Meeting. On the SmarTalk Record Date, there were 16,464,300 shares of SmarTalk Common Stock outstanding and entitled to vote held by approximately 75 shareholders of record.

     Each holder of record of SmarTalk Common Stock as of the SmarTalk Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of SmarTalk Common Stock entitled to vote is necessary to constitute a quorum at the SmarTalk Special Meeting. Under the SmarTalk Bylaws and the CGCL, the affirmative vote, in person or by proxy, of the holders of a majority of the shares of SmarTalk Common Stock outstanding on the SmarTalk Record Date is required to approve the principal terms of the Merger and the Reincorporation, and an affirmative vote of the holders of a majority of the SmarTalk Common Stock entitled to vote at the SmarTalk Special Meeting is required for the approval of the 1996 Plan Amendment.

     The Merger, 1996 Plan Amendment and Reincorporation are independent transactions, each of which (if approved and if applicable conditions are met or waived) will be effective, whether or not the other transactions are approved or effected.

     As of the SmarTalk Record Date, directors and executive officers of SmarTalk as a group beneficially held, in the aggregate, the ability to direct the voting with respect to 4,601,327 shares of SmarTalk Common Stock, comprising approximately 28 percent of the voting power of the SmarTalk Common Stock outstanding. SmarTalk has been advised that all of its directors and executive officers intend to vote all such shares in favor of approval of the principal terms of the Merger.

     ConQuest. The ConQuest Board has fixed the close of business on November 15, 1997, as the ConQuest Record Date. Only holders of record of shares of ConQuest Common Stock on the ConQuest Record Date are entitled to notice of and to vote at the ConQuest Special Meeting. On the ConQuest Record Date, there were 588,152 shares of ConQuest Common Stock outstanding and entitled to vote at the ConQuest Special Meeting held by approximately 90 stockholders of record.

     Each holder of record of ConQuest Common Stock as of the ConQuest Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of ConQuest Common Stock entitled to vote is necessary to constitute a quorum at the ConQuest Special Meeting. Under the ConQuest Bylaws and the DGCL, the affirmative vote, in person or by proxy, of the holders of a majority of the shares of ConQuest Common Stock outstanding on the ConQuest Record Date is required to approve the Merger Agreement.

     As of the ConQuest Record Date, directors and executive officers of ConQuest as a group beneficially held, in the aggregate, the ability to direct the voting with respect to 208,273 shares of ConQuest Common Stock, comprising approximately 34.7% of the voting power of the ConQuest Common Stock outstanding. ConQuest has been advised that all of its directors and executive officers who own ConQuest Common Stock currently intend to vote all such shares in favor of approval of the Merger Agreement.

PROXIES

     SmarTalk. All shares of SmarTalk Common Stock represented by properly executed proxies received prior to or at the SmarTalk Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on a properly executed returned proxy, such proxy will be voted "FOR" the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, since the affirmative vote of a majority of the shares of SmarTalk Common Stock outstanding on the SmarTalk Record Date is required for approval of the principal terms of the Merger and the Reincorporation, and an affirmative vote of the holders of a majority of the SmarTalk

Amendment, a proxy marked "ABSTAIN" will have the effect of a vote against the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation. In accordance with Nasdaq rules, brokers and nominees are precluded from exercising their voting discretion on the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation and thus, absent specific instructions from the beneficial owner of such shares, are not empowered to vote such shares with respect to the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation. Therefore, because the affirmative vote of a majority of the shares of SmarTalk Common Stock outstanding on the SmarTalk Record Date is required for approval of the principal terms of the Merger and the Reincorporation, and an affirmative vote of the holders of a majority of the SmarTalk Common Stock entitled to vote at the SmarTalk Special Meeting is required for the approval of the 1996 Plan Amendment, a broker non-vote (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) with respect to the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation will have the effect of a vote against the principal terms of the Merger, the 1996 Plan Amendment and the Reincorporation. Shares represented by broker non-votes will, however, be counted for purposes of determining whether there is a quorum at the SmarTalk Meeting.

     ConQuest. All shares of ConQuest Common Stock represented by properly executed proxies received prior to or at the ConQuest Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on a properly executed returned proxy, such proxy will be voted "FOR" approval of the Merger Agreement. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, since the affirmative vote of a majority of the shares of ConQuest Common Stock outstanding on the ConQuest Record Date is required for approval of the Merger Agreement, a proxy marked "ABSTAIN" will have the effect of a vote against the Merger Agreement.

     James E. Sobwick, Peter B. Halliday, Ghanshyam C. Patel and certain other holders have each entered into a Shareholders Agreement (the "Merger Proxy") with SmarTalk, pursuant to which each such ConQuest Stockholder has granted SmarTalk an irrevocable proxy to vote all shares of ConQuest Common Stock held by them in favor of the Merger. Collectively, such ConQuest Stockholders hold of record a majority of the ConQuest Common Stock outstanding as of the date hereof.

     General. A SmarTalk Shareholder or a ConQuest Stockholder may revoke his or her proxy (other than the Merger Proxy) at any time prior to its use by delivering to the Secretary of SmarTalk or ConQuest, as the case may be, a signed notice of revocation or a later dated signed proxy or by attending the SmarTalk Special Meeting or the ConQuest Special Meeting and voting in person. Attendance at the SmarTalk Special Meeting or the ConQuest Special Meeting will not in itself constitute the revocation of a proxy.

     It is not expected that any matter not referred to herein will be presented for action at the SmarTalk Special Meeting or the ConQuest Special Meeting. If any other matters are properly brought before the SmarTalk Special Meeting or the ConQuest Special Meeting, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment. The grant of a proxy will also confer discretionary authority on the persons named in the proxy as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the SmarTalk Special Meeting or ConQuest Special Meeting, as the case may be.

     The cost of solicitation of proxies will be paid by SmarTalk for the SmarTalk proxies and by ConQuest for the ConQuest proxies. In addition to solicitation by mail, proxies may be solicited in person by directors, officers and employees of SmarTalk or ConQuest, as the case may be, without additional compensation, and by telephone, telegram, teletype, facsimile or similar method. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners; and SmarTalk or ConQuest, as the case may be, will, upon request, reimburse them for their reasonable expenses in so doing. To the extent necessary in order to ensure sufficient representation at the SmarTalk Special Meeting or the ConQuest Special Meeting, SmarTalk or ConQuest, as the case may be, may request by telephone or telegram the return of proxies. The extent to which this will be necessary depends entirely upon how promptly proxies are returned. Stockholders are urged to send in their proxies without delay.

     HOLDERS OF CONQUEST COMMON STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SUCH CONQUEST COMMON STOCK WITH THE ENCLOSED PROXY CARD. IF THE MERGER AGREEMENT IS APPROVED, A LETTER OF TRANSMITTAL WILL BE MAILED AFTER THE EFFECTIVE TIME TO EACH PERSON WHO WAS A HOLDER OF OUTSTANDING CONQUEST COMMON STOCK IMMEDIATELY PRIOR TO THE EFFECTIVE TIME. CONQUEST STOCKHOLDERS SHOULD SEND CERTIFICATES REPRESENTING CONQUEST COMMON STOCK TO THE EXCHANGE AGENT ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH, THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

                                   THE MERGER

GENERAL

     The SmarTalk Board, by unanimous vote, approved the Merger Agreement and the transactions contemplated thereby. The SmarTalk Board believes that the terms of the proposed Merger are fair and in the best interests of SmarTalk and the holders of SmarTalk Common Stock. The SmarTalk Board recommends that the holders of SmarTalk Common Stock vote to approve the principal terms of the Merger. The ConQuest Board, by unanimous vote of all members (except for Mr. Sobwick who recused himself from the vote in order to avoid the appearance of a potential conflict of interest resulting from his intention to enter into an employment agreement with SmarTalk if the Merger is consummated), approved the Merger Agreement and the transactions contemplated thereby. The ConQuest Board believes that the terms of the proposed Merger are fair and in the best interests of ConQuest and the holders of ConQuest Common Stock. The ConQuest Board recommends that the holders of ConQuest Common Stock vote to approve the Merger Agreement.

     Upon consummation of the Merger, SMTK Sub will merge with and into ConQuest and in the process ConQuest will become a wholly-owned subsidiary of SmarTalk. At the Effective Time, by virtue of the Merger and without any further action, each share of ConQuest Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent the right to receive 7.63 shares of SmarTalk Common Stock. All shares of ConQuest Common Stock shall no longer be outstanding and shall automatically be canceled and extinguished and each certificate which immediately prior to the Effective Time evidenced any shares of ConQuest Common Stock shall thereafter represent the right to receive (without interest), upon surrender (in accordance with the terms of the Merger Agreement) of such certificate, 7.63 shares of SmarTalk Common Stock. In addition, at the Effective Time, each share of any class of stock held in ConQuest's treasury shall also be canceled and retired.

BACKGROUND OF THE MERGER

     SmarTalk and ConQuest, directly and through their subsidiaries, each conduct a prepaid telecommunications products and services business primarily in North America. The prepaid telecommunications services industry is highly fragmented. The managements of the Companies believe that a process of consolidation will occur in the prepaid telecommunications products and services business as participants in this industry attempt to capture the benefits of increased scale and scope which are believed to result in improved pricing for long distance transport and packaging and other efficiencies.

     A significant component of SmarTalk's strategy has been and continues to be growth through acquisitions. Since its inception in 1994, SmarTalk has experienced substantial internal growth that has been enhanced through the acquisition of select telecommunications products and services businesses, including SmarTalk's recent acquisitions of SmarTel and GTI.

     Since its formation in 1987, ConQuest's strategy has been to capitalize on the rapidly changing and growing U.S. telecommunications marketplace. Until 1994, ConQuest focused on expanding its call center service business. In late 1994, ConQuest entered the prepaid calling card service business after determining that prepaid calling cards offered an attractive opportunity for building on ConQuest's strength in providing call center services. In 1995, ConQuest experienced a downturn in its calling center business, primarily as a result of the use of alternative calling methods, such as 1-800-COLLECT, corporate calling cards and prepaid calling cards. As a result of this downturn in what was then ConQuest's core business, the ConQuest Board and senior management engaged in an extended reevaluation of ConQuest's strategic focus.

     In the course of reevaluating ConQuest's strategic direction, disagreements arose among ConQuest's directors and Ghanshyam Patel, ConQuest's chief executive officer, over the strategic focus of the ConQuest business. This dispute over business strategy ended with the election of Mr. Sobwick as chief executive officer and changes to the composition of the ConQuest Board. Thereafter, Mr. Patel and two other former directors commenced litigation with ConQuest and certain of its directors and stockholders (the "ConQuest Stockholder Litigation").

     Subsequent to ConQuest's entry into the prepaid calling card business, many other companies entered the business and competition became more intense. In 1996, ConQuest determined that there would be a rapid consolidation within the prepaid calling card business and that larger, well-capitalized companies that participate in many distribution channels and in many geographic regions would achieve the greatest success in the prepaid calling card business. ConQuest attempted to implement a three-pronged strategy for succeeding in this environment: (i) ConQuest would strive to maintain its market share in call center services, while enhancing its focus on the rapidly growing prepaid calling card business, (ii) ConQuest would enhance its access to capital markets in order to finance the significant capital expenditures necessary for ConQuest to expand its switching architecture and infrastructure to service this growth and (iii) ConQuest would seek out acquisitions and/or strategic alliances in order to enhance ConQuest's competitive position and to expand into new distribution channels.

     In November 1996, ConQuest entered into discussions with several leading investment banks regarding an initial public offering of ConQuest Common Stock, including Salomon Brothers; Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"); Robertson, Stephens & Co.; and William Blair & Co. ConQuest selected DLJ (who was represented by Erich L. Spangenberg, then a senior officer of DLJ) to be the lead underwriter and proceeded to prepare a draft prospectus and registration statement. However, the initial public offering was abandoned in March 1997, in part because of adverse market conditions, the ConQuest Stockholder Litigation and the failure of certain ConQuest Stockholders (including Mr. Patel) to agree to a standard restriction on sales of their ConQuest Common Stock into the market during the period following the consummation of the proposed public offering.

     After the initial public offering of ConQuest Common Stock was abandoned, management investigated with its financial advisors during May 1997 the possibility of securing equity financing through a private offering of ConQuest Common Stock. However, ConQuest determined that a private equity offering would be excessively dilutive to ConQuest's existing stockholders because of ConQuest's inability to assure a new investor that it could achieve liquidity through a public offering at some future date and because of the uncertainty created by the ConQuest Stockholder Litigation.

     This limitation on ConQuest's access to the equity necessary to fund its growth strategy caused the ConQuest Board to focus on other alternatives for achieving ConQuest's business plan starting in late May 1997, including strategic alliances or business combinations. The ConQuest Board determined that ConQuest's success in both maintaining and expanding its position within the prepaid marketplace was dependent on its ability to expand its switching architecture to meet the increased needs of its customers. Also, the ConQuest Board determined that economies of scale could be obtained through a greater market share in prepaid calling cards, by enhancing volume discounts on telecommunications equipment, transmission services and card production and by more efficient utilization of ConQuest's customer service center. The ConQuest Board determined that achieving these economies of scale would be necessary to maintain profitability as the consolidation trend in the marketplace continued.

     In April 1997, Salomon Brothers approached SmarTalk with several ideas for strategic acquisitions, including ConQuest. On May 6, 1997, a representative of Salomon Brothers contacted Mr. Sobwick to organize a meeting to preliminarily discuss a possible strategic business alliance between ConQuest and SmarTalk.

     On May 8, 1997, Erich L. Spangenberg, who by that date was SmarTalk's President and Chief Operating Officer, Glen Andrew Folck, SmarTalk's Chief Financial Officer, a representative of Salomon Brothers, Mr. Sobwick and Wayne Wooddell, ConQuest's Vice President, Finance, met in Columbus, Ohio to briefly discuss a possible business alliance. At that time, Messrs. Sobwick and Wooddell did not formally respond to SmarTalk's stated desire to pursue a transaction.

     On May 15, 1997, Robert Lorsch, SmarTalk's Chairman and Chief Executive Officer, Messrs. Spangenberg, Sobwick and Wooddell, and a representative of Salomon Brothers met in New York City to discuss further SmarTalk's desire to pursue a strategic business alliance with ConQuest. At the meeting, SmarTalk, Salomon Brothers and ConQuest entered into a confidentiality agreement, dated May 12, 1997. Messrs. Sobwick and Wooddell still did not formally respond to SmarTalk's proposals, but did agree to allow SmarTalk to conduct limited due diligence on ConQuest. Additional meetings were held in Columbus, Ohio on May 17 and 18, 1997 at which representatives from SmarTalk, ConQuest and Salomon Brothers were present.

     On May 20, 1997, at a special meeting of the ConQuest Board, senior management of ConQuest described to the ConQuest Board the principal terms of SmarTalk's proposed transaction. The ConQuest Board then engaged in an extensive discussion regarding the terms of the proposed combination between SmarTalk and ConQuest.

     On May 24, 1997, Messrs. Spangenberg, Lorsch, Sobwick and Wooddell, and representatives from Salomon Brothers and Hackman, Baring met in Los Angeles, California. At that meeting, due diligence information regarding SmarTalk was turned over to the ConQuest representatives and the parties began to discuss a potential transaction involving the combination of SmarTalk on ConQuest.

     Throughout June and July, the parties conducted further due diligence on each other and continued to negotiate the terms of the Merger Agreement. On June 13, 1997, a meeting of the SmarTalk Board was held to discuss the proposed merger of SmarTalk and ConQuest. During that meeting, senior management and SmarTalk's legal advisors reviewed with the SmarTalk Board the status of negotiations with ConQuest and the terms of the proposed transaction.

     On June 18, 1997, at a special meeting of the ConQuest Board, senior management of ConQuest again described to the ConQuest Board the principal terms of SmarTalk's proposed transaction, which had been orally extended by SmarTalk at the meeting on May 15, 1997. The ConQuest Board discussed, among other matters, the proposal, the fit between the Companies, the difficulty with assuring that the combination would receive pooling accounting treatment and whether the proposal was consistent with ConQuest's strategic direction. After the discussion, the ConQuest Board decided to proceed with negotiations with SmarTalk.

     On July 11, 1997, another meeting of the SmarTalk Board was held at which senior management expanded on the discussions of the June 13, 1997 SmarTalk Board meeting by making a detailed presentation of the then current financial and operational condition of ConQuest and the proposed consideration to be paid to ConQuest Stockholders. Senior management discussed with the SmarTalk Board the background of the proposed transaction and financial and valuation analyses of the proposed transaction, and responded in-depth to numerous questions about future plans for the combined entity. In addition, SmarTalk's legal advisors presented a summary of the terms and provisions of the then current draft of the Merger Agreement and reviewed such document with the SmarTalk Board, including the structure and mechanics of the transaction. Salomon Brothers made a presentation with respect to the fairness of the consideration to be paid by SmarTalk from a financial point of view and delivered its oral opinion (subsequently confirmed in a written opinion to the SmarTalk Board dated July 11, 1997) that, based upon the matters presented to the SmarTalk Board and subject to the matters set forth in its written opinion, as of such date, the Merger Consideration paid by SmarTalk pursuant to the Merger Agreement is fair from a financial point of view to SmarTalk. Salomon Brothers subsequently confirmed such opinion by delivery of its written opinion dated as of the date of the Joint Proxy Statement/Prospectus. After extensive discussion and consideration, the SmarTalk Board then unanimously approved the Merger Agreement and the transactions contemplated thereby and authorized SmarTalk's officers to finalize and execute the Merger Agreement.

     On July 16 and 17, 1997, at special meetings of the ConQuest Board, senior management and financial advisors made detailed presentations on the extended negotiations between SmarTalk and ConQuest from July 11 through July 15, 1997. Hackman, Baring reviewed the principal terms currently offered by SmarTalk, highlighting how those terms had evolved since the July 9, 1997 ConQuest Board special meeting and reviewing the objectives of ConQuest's negotiating team for changing certain of those terms. The ConQuest Board raised questions about, and discussed, the terms and provisions of the Merger Agreement being offered by SmarTalk.

     On July 25, 1997, at another special meeting of the ConQuest Board, ConQuest's senior management and legal and financial advisors presented to the ConQuest Board the terms of the proposed strategic combination and the latest draft of SmarTalk's proposed Merger Agreement. Senior management and financial advisors also described the results of ConQuest's confidential inquiry into whether, and the terms on which, certain potential partners might be willing to acquire, or otherwise engage in a strategic business combination with, ConQuest, reporting that ConQuest had received no offers superior to the SmarTalk offer. ConQuest's legal advisors also made a presentation to the ConQuest Board concerning the fiduciary duties of directors in evaluating the transactions being proposed by SmarTalk. Gruntal & Co. then made presentations with respect to the fairness of the consideration to be received by ConQuest Stockholders from a financial point of view and delivered its written opinion to the ConQuest Board that, based upon the matters presented to the ConQuest Board and subject to the matters set forth in its written opinion, as of such date, the terms of the Merger are fair from a financial point of view to ConQuest and the ConQuest Stockholders. Hackman, Baring orally conveyed its opinion (and later delivered its written opinion) that, based upon the matters presented to the ConQuest Board and subject to the matters set forth in its written opinion, as of such date, the consideration from a financial point of view to be offered in the Merger to the ConQuest Stockholders is fair. After extensive discussion and consideration, the members of the ConQuest Board who were then present (with the exception of Mr. Sobwick, who recused himself from the vote due to a potential conflict of interest) approved the Merger Agreement and the transactions contemplated thereby and authorized ConQuest's officers to finalize and execute the Merger Agreement.

     On July 30, 1997, the Merger Agreement was executed and delivered. Immediately after its execution and delivery, the Merger Agreement was publicly announced.

     On August 28, 1997, at a special meeting of the ConQuest Board, the ConQuest Board unanimously (with the exception of Mr. Sobwick, who recused himself from the vote due to a potential conflict of interest) voted to recommend that the ConQuest Stockholders approve the Merger Agreement.

     The managements of the Companies saw opportunities for increased operating efficiencies and cost savings due to the high degree of operational overlap between the Companies. In particular, the managements believe that cost savings can be achieved as a result of economies of scale, the elimination of redundant executive management and central staff, the consolidation of data processing and operating activities and the elimination of duplicative administrative functions. As part of the examination of the books and records of ConQuest, SmarTalk personnel and its advisors reviewed staffing levels and transaction volumes in various areas and the details of other expenses. As a result of these analyses, SmarTalk estimates the annual synergies and cost savings from throughout the consolidated SmarTalk organization resulting from the Merger to be in excess of $3,200,000, principally through savings in transport costs. SmarTalk expects to recognize these benefits in 1998.

     Although the above described synergies and cost savings are SmarTalk's best estimates formulated during SmarTalk's due diligence review of ConQuest, and SmarTalk believes them to be reasonable, due to the inherent uncertainties associated with merging two companies, there can be no assurance that SmarTalk will be able to realize fully these synergies and cost savings or that such synergies and cost savings will be realized in the time frame currently anticipated.

     Managements of the Companies believe that SmarTalk and ConQuest complement each other both in their sales and distribution channels and in terms of geographic service areas. Consequently, the Companies believe that by combining forces, they will be able to compete more effectively and successfully to take advantage of opportunities in the national market.

RECOMMENDATION OF THE SMARTALK BOARD; SMARTALK'S REASONS FOR THE MERGER

THE SMARTALK BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SMARTALK COMMON STOCK VOTE FOR APPROVAL OF THE PRINCIPAL TERMS OF THE MERGER.

     The SmarTalk Board has unanimously approved the Merger Agreement and the transactions contemplated thereby. The SmarTalk Board believes that the terms of the proposed Merger are fair and in the best interests of SmarTalk and the holders of SmarTalk Common Stock. The SmarTalk Board therefore recommends that the holders of SmarTalk Common Stock vote to approve the principal terms of the Merger.

     In reaching its determination that the Merger is fair to, and in the best interests of, SmarTalk Shareholders, the SmarTalk Board considered from both a short-term and long-term perspective, among others, the following factors:

          (a) The SmarTalk Board considered the nature and scope of the business of ConQuest, and quality and breadth of its customer relationships and other assets, its financial condition, competitive position, strong recent growth and prospects for further development.

          (b) In reviewing these assets and operations, the SmarTalk Board took into account the quality and breadth of ConQuest's management. It also reviewed the complementary nature of the businesses of the Companies, which present opportunities for cross-utilization and cross-promotion of assets of each company. The SmarTalk Board considered that the quality of ConQuest's management and the complementary nature of the Companies' businesses create significant opportunities for development in the Companies on a combined basis without the need for significant restructuring or redirection.

          (c) The SmarTalk Board also reviewed recent comparable transactions in the telecommunications products and services industry, including the GTI Acquisition and SmarTel Acquisition, in considering the strategic and financial rationale for this transaction. The SmarTalk Board considered, among other factors, the acquisition price and its relation to earnings in each comparable transaction. In addition, the SmarTalk Board reviewed a financial comparison of SmarTalk and ConQuest and studied the potential impacts of the Merger on the balance sheet of the combined company. The SmarTalk Board also studied the potential effect on the earnings per share of the new combined company as a result of the Merger.

          (d) The SmarTalk Board considered the terms and conditions of the Merger Agreement, including the amount and form of consideration to be received by ConQuest Stockholders. In addition, the SmarTalk Board considered the provisions of the Merger Agreement which limit ConQuest and its subsidiaries, and their respective directors, officers, employees and representatives from soliciting or encouraging any alternative acquisition proposals, or subject to the fiduciary duty of the ConQuest Board, from negotiating with any third parties with respect to an alternative acquisition proposal. The SmarTalk Board further considered the provisions of the Merger Agreement which require ConQuest to pay SmarTalk, under certain circumstances, a fee of $3,400,000 if the Merger Agreement is terminated.

          (e) The SmarTalk Board considered the oral opinion of Salomon Brothers, rendered on July 11, 1997 (and subsequently confirmed in writing), that the Merger Consideration to be paid by SmarTalk is fair to the holders of SmarTalk Common Stock from a financial point of view. See "-- Fairness Opinion of SmarTalk Financial Advisor" and the Salomon Opinion which is attached as Exhibit B to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. In addition, the SmarTalk Board considered the presentation of Salomon Brothers made to the SmarTalk Board on July 11, 1997.

     While each member of the SmarTalk Board individually evaluated each of the foregoing as well as other factors, the SmarTalk Board collectively did not assign any specific or relative weight to the factors under consideration and did not make any determinations with respect to any individual factor. The SmarTalk Board collectively made its determination with respect to the Merger based on the unanimous conclusion reached by its members that the Merger, in light of the factors that each of them individually considered as appropriate, is fair and in the best interests of the SmarTalk Shareholders.

     In connection with Salomon Brothers' role as financial advisor to SmarTalk, Salomon Brothers was provided with various scenarios of financial projections with respect to SmarTalk and ConQuest prepared by the managements of the two companies. The SmarTalk financial projections utilized in Salomon Brothers' analyses were those available at the time of delivering Salomon Brothers' fairness opinion and reflected estimates of: (i) 1997 revenues of $72.1 million and 1998 revenues of $192.4 million, (ii) 1997 EBITDA of $8.1 million and 1998 EBITDA of $45.2 million, and (iii) 1997 net income of $2.8 million and 1998 net income of $20.2 million. The ConQuest financial projections also were those available at the time of delivering Salomon Brothers' fairness opinion and reflected estimates of: (i) 1997 revenues of $49.3 million and 1998 revenues of $98.0 million, (ii) 1997 EBITDA of $8.6 million and 1998 EBITDA of $23.5 million, and (iii) 1997 net income of $4.0 million and 1998 net income of $13.1 million. The SmarTalk and ConQuest projections depend on future performance and numerous other factors, including without limitation those set forth under the heading "Risk Factors" and elsewhere in this Joint Proxy Statement/Prospectus. Achievement of these projections is dependent on, among other things, the ability to integrate certain operations of SmarTel and GTI, the competitive environment for services such as those provided by the Companies, general economic and industry conditions, the absence of additional regulatory changes, consumer confidence and other factors, many of which are beyond the control of the Companies. Neither SmarTalk nor ConQuest made any representation or warranty to the other, in the Merger Agreement or otherwise, as to the accuracy, completeness or reasonableness thereof. In addition, such projections were prepared prior to finalization of the results of operations for the second quarter of 1997 and necessarily did not reflect material developments which have occurred subsequent to the preparation of such projections, including without limitation the Convertible Subordinated Notes Offering, the use of proceeds thereof and the Frontier Acquisition, nor do they reflect any other acquisitions or divestitures to which SmarTalk may be party in the periods covered by such projections or any purchase accounting adjustments that may result from any thereof. SmarTalk and ConQuest disclaim any duty to update such projections and make no representations as to whether such projections will be achieved or otherwise. These financial projections are inherently speculative and were provided as a part of ongoing dialogues between the parties and were not prepared with a view toward public disclosure. As such, the projections are necessarily incomplete in that they do not include all of the underlying assumptions and qualifications on which they are based or any limitations on their predictive value which may have been communicated to Salomon Brothers or may otherwise have been understood by Salomon Brothers because of Salomon Brothers' familiarity with companies in the industry. No assurance can be given as to future performance and actual results may vary materially from these projections.

RECOMMENDATION OF THE CONQUEST BOARD; CONQUEST'S REASONS FOR THE MERGER

THE CONQUEST BOARD UNANIMOUSLY RECOMMENDS (EXCEPT FOR MR. SOBWICK WHO RECUSED HIMSELF FROM THE VOTE TO AVOID THE APPEARANCE OF A CONFLICT OF INTEREST) THAT HOLDERS OF CONQUEST COMMON STOCK VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

     The ConQuest Board has approved the Merger Agreement and the transactions contemplated thereby by a unanimous vote of all members (except for Mr. Sobwick who recused himself from the vote to avoid the appearance of a conflict of interest). The ConQuest Board believes that the terms of the proposed Merger are fair and in the best interests of ConQuest and the holders of ConQuest Common Stock. The ConQuest Board therefore recommends that the holders of ConQuest Common Stock vote to approve the Merger Agreement.

     The ConQuest Board analyzed numerous factors in the course of evaluating, and before approving, the Merger. Following are the key factors considered:

          (a) The ConQuest Board considered ConQuest's difficulty in obtaining the financing necessary to expand ConQuest's prepaid switching architecture and infrastructure rapidly enough to support ConQuest's growth and to maintain customer satisfaction. Specifically, the ConQuest Board considered ConQuest's inability to consummate an initial public offering in March 1997, which demonstrated that a public offering was not a realistic alternative for ConQuest, among other reasons, because of: (i) adverse market conditions; (ii) the ConQuest Stockholder Litigation; and (iii) the refusal of certain holders of a substantial amount of ConQuest Common Stock to agree to a prohibition on sales of their ConQuest Common Stock in the period immediately following the consummation of a public offering. The ConQuest Board also considered that private equity financing would be difficult to obtain and expensive as a result of ConQuest's inability to assure any prospective investor that liquidity could be achieved through a public offering of ConQuest Common Stock. The ConQuest Board further considered that the contentious relationship with Mr. Patel and the litigation with him and other stockholders would make it difficult to attract new investors willing to finance ConQuest's growth.

          (b) The ConQuest Board considered the need to achieve greater market share in the prepaid calling card market in order to benefit from economies of scale by obtaining volume discounts on telecommunications equipment, transmission services and card production and by more efficient utilization of ConQuest's customer service center.

          (c) The ConQuest Board considered the possibility that other companies would be interested in entering into a strategic alliance or combination with ConQuest and evaluated which other companies might be interested in engaging in a strategic alliance or combination with ConQuest. However, the ConQuest Board determined, after careful consideration, that publicizing an interest in engaging in a combination with another company would undermine ConQuest's relationship with key customers and employees and thereby threaten ConQuest's value and ability to achieve its business plan. Instead of engaging in a wide-ranging search for potential partners, ConQuest determined, after consulting with its financial and legal advisors, to make selective inquiries, both on a named and unnamed basis, in order to ascertain if other qualified companies would have an interest in combining with ConQuest. This selective inquiry did not result in any appropriate alternative offer. The ConQuest Board also considered that, after the proposed transaction was announced, the plan of reorganization would permit the ConQuest Board, as appropriate in light of the ConQuest Board's fiduciary duties, to respond to more attractive unsolicited alternative proposals that might be presented to ConQuest.

          (d) The ConQuest Board analyzed information with respect to SmarTalk's financial condition and SmarTalk's demonstrated ability to implement its growth strategy successfully. Additionally, the ConQuest Board considered SmarTalk's ability to access capital markets to fund that growth.

          (e) The ConQuest Board considered the likely market position and competitiveness resulting from a combination between SmarTalk and ConQuest; the complementary operating strengths of the Companies and the compatible business strategies of the Companies; and the general potential for synergies from a combination of the two entities and the resulting potential to increase shareholder value.

          (f) The ConQuest Board considered that, because the Merger consideration consists of SmarTalk Common Stock and not cash (except in the case of fractional shares), the Merger will offer the opportunity for ConQuest Stockholders to continue to participate in the growth of the business conducted by the combined company and potential for continued appreciation in the value of their stockholdings. The ConQuest Board also considered that ConQuest Stockholders would have greater access to liquidity upon receipt of SmarTalk Common Stock in exchange for their ConQuest Common Stock.

          (g) The ConQuest Board considered the historical volatility in the price of SmarTalk Common Stock and that, because the parties would fix the exchange ratio at the signing of the Merger Agreement and since the Merger Agreement would contain no adjustment to the Merger Consideration if the price of SmarTalk Common Stock changes, the ConQuest Stockholders would bear the risks, and share in the benefits, of all movements in the price of SmarTalk Common Stock after the signing of the Merger Agreement. The ConQuest Board considered the potential for synergies resulting from the Merger, the possibility that a combined entity would outperform the Companies operating independently and that, barring other intervening events, the price of SmarTalk Common Stock would more likely rise in reaction to the Merger than fall.

          (h) The ConQuest Board considered the opinions of Gruntal & Co. and Hackman, Baring presented to the ConQuest Board, each dated July 25, 1997, confirming that the Merger Consideration was fair from a financial point of view to ConQuest Stockholders as well as the data and analysis underlying their opinions. See "-- Fairness Opinions of ConQuest Financial Advisors" and the opinions of Gruntal & Co. and Hackman, Baring which are attached as Exhibits C-1 and C-2, respectively, to this Joint Proxy Statement/Prospectus.

          (i) The ConQuest Board considered the financial and non-financial terms of the Merger Agreement, including: (i) the Merger Consideration;
     (ii) that the Merger may be tax-free to ConQuest Stockholders (if certain conditions are satisfied) to the extent they receive SmarTalk Common Stock in the Merger; (iii) that the Merger would be subject to approval by ConQuest Stockholders; (iv) that ConQuest Stockholders will have no contingent liability to SmarTalk relating to the Merger except to the extent that they did not have full right, title and interest in the shares of ConQuest Common Stock tendered in the Merger; and (v) that while the Merger Agreement contained a termination fee provision and a covenant precluding solicitation of alternative acquisition proposals, the Merger Agreement does not prohibit the ConQuest Board from furnishing information to, or entering into discussions or negotiations with, any entity that makes an unsolicited bona fide alternate acquisition proposal if, and only to the extent that, (A) the ConQuest Board, based on the written advice of outside counsel, determines in good faith by a majority vote that such action is appropriate for the ConQuest Board to comply with its fiduciary duties to ConQuest Stockholders imposed by law and such proposal is, in the written advice of Hackman, Baring, more favorable to ConQuest Stockholders from a financial point of view than the transactions contemplated by the Merger Agreement,
     (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, ConQuest provides written notice to SmarTalk to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity, and
     (C) ConQuest keeps SmarTalk informed of the status and all material information with respect to any such discussions or negotiations. The ConQuest Board specifically considered that the inclusion of the covenant regarding alternate acquisition proposals and the termination fee provision were each a prerequisite to SmarTalk's willingness to enter into the transaction, and that while these provisions might have the effect of discouraging other offers, the benefits to ConQuest Stockholders of securing an agreement with SmarTalk outweighed any potential detriment, since the ConQuest Board retained the ability to negotiate with third parties expressing an interest in ConQuest after the announcement of the transaction.

     The foregoing discussion of the information and factors considered by the ConQuest Board is not intended to be exhaustive but is believed to include all material factors considered by the ConQuest Board. In reaching its decision to approve and recommend the Merger, the ConQuest Board did not assign any relative or specific weights to the foregoing factors and individual directors may have given differing weights to different factors. The entire ConQuest Board (except for Mr. Sobwick who recused himself from the vote to avoid the appearance of a conflict of interest), however, recommends to the ConQuest Stockholders that the Merger Agreement be approved.

     In connection with Gruntal & Co.'s and Hackman, Baring's roles as financial advisors to ConQuest, Gruntal & Co. and Hackman, Baring were provided with certain scenarios of financial projections with respect to SmarTalk and ConQuest prepared by the managements of the two companies. The SmarTalk financial projections utilized in Gruntal & Co.'s and Hackman, Baring's analyses reflected estimates of: (i) 1997 revenues of $72.1 million and 1998 revenues of $192.4 million; (ii) 1997 EBITDA of $8.5 million and 1998 EBITDA of $45.2 million; and
(iii) 1997 net income of $3.1 million and 1998 net income of $20.2 million. The ConQuest financial projections reflected estimates of: (i) 1997 revenues of $49.3 million and 1998 revenues of $69.7 million; (ii) 1997 EBITDA of $6.2 million and 1998 EBITDA of $12.3 million; and (iii) 1997 net income of $0.9 million and 1998 net income of $4.2 million. The SmarTalk and ConQuest projections depend on future performance and numerous other factors, including without limitation those set forth under the heading "Risk Factors" and elsewhere in this Joint Proxy Statement/Prospectus. Achievement of these projections is dependent on, among other things, the ability to integrate certain operations of SmarTel and GTI, the competitive environment for services such as those provided by the Companies, general economic and industry conditions, the absence of additional regulatory changes, consumer confidence and other factors, many of which are beyond the control of the Companies. Neither SmarTalk nor ConQuest made any representation or warranty to the other, in the Merger Agreement or otherwise, as to the accuracy, completeness or reasonableness thereof. In addition, such projections were prepared prior to finalization of the results of operations for the second quarter of 1997 and necessarily did not reflect material developments which have occurred subsequent to the preparation of such projections, including without limitation the Convertible Subordinated Notes Offering, the use of proceeds thereof and the Frontier Acquisition, nor do they reflect any other acquisitions or divestitures to which SmarTalk may be party in the periods covered by such projections or any purchase accounting adjustments that may result from any thereof. SmarTalk and ConQuest disclaim any duty to update such projections and make no representations as to whether such projections will be achieved or otherwise. These financial projections are inherently speculative and were provided as a part of ongoing dialogues between the parties and were not prepared with a view toward public disclosure. As such, the projections are necessarily incomplete in that they do not include all of the underlying assumptions and qualifications on which they are based or any limitations on their predictive value which may have been communicated to Gruntal & Co. or Hackman, Baring or may otherwise have been understood by Gruntal & Co. or Hackman, Baring because of Gruntal & Co.'s or Hackman, Baring's familiarity with companies in the industry. No assurance can be given as to future performance and actual results may vary materially from these projections.

EFFECTS OF THE MERGER

     At the Effective Time, SMTK Sub will merge with and into ConQuest, and ConQuest will be the surviving corporation in the Merger and a wholly-owned subsidiary of SmarTalk. The separate corporate existence of SMTK Sub will thereupon cease.

     Upon the Merger becoming effective, each share of ConQuest Common Stock issued and outstanding immediately prior to the Effective Time (other than shares which have not been voted in favor of the Merger Agreement and in respect of which appraisal rights have been perfected in accordance with the DGCL) will be converted into and represent the right to receive 7.63 shares of SmarTalk Common Stock.

FAIRNESS OPINION OF SMARTALK FINANCIAL ADVISOR

     At the meeting of the SmarTalk Board on July 11, 1997, Salomon Brothers delivered its oral opinion, and later confirmed such opinion in writing, that as of July 11, 1997, the Merger Consideration to be paid by SmarTalk pursuant to the Merger Agreement was fair, from a financial point of view, to SmarTalk. Salomon Brothers has confirmed such opinion by delivery of a written opinion dated as of the date of this Joint Proxy Statement/Prospectus (the "Salomon Opinion").

     THE FULL TEXT OF THE SALOMON OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND THE LIMITS ON THE REVIEW UNDERTAKEN, IS INCLUDED AS EXHIBIT B TO THIS JOINT PROXY STATEMENT/PROSPECTUS. SMARTALK SHAREHOLDERS ARE URGED TO READ THE SALOMON OPINION CAREFULLY IN ITS ENTIRETY. THE SUMMARY OF THE SALOMON OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SALOMON OPINION.

     In arriving at its opinion, dated as of the date of this Joint Proxy Statement/Prospectus, Salomon Brothers reviewed the draft Merger Agreement. Salomon Brothers also reviewed certain publicly available business and financial information relating to SmarTalk, as well as certain other information relating to SmarTalk and ConQuest, including financial forecasts, estimates and analyses of SmarTalk and ConQuest, provided to Salomon Brothers by SmarTalk and ConQuest. Salomon Brothers also discussed the past and current operations and financial condition and prospects of SmarTalk with its senior management. Salomon Brothers also discussed the past and current operations and financial condition and prospects of ConQuest with its senior management. In addition, Salomon Brothers reviewed the nature and terms of certain recent transactions it believed to be reasonably comparable to the Merger or otherwise relevant to its inquiry and certain publicly available information regarding certain other companies which it believed to be comparable to SmarTalk and ConQuest and the trading markets for certain of such other companies' securities. Salomon Brothers also considered such other information, financial studies, analyses, investigations and financial, economic, market and trading criteria that it deemed relevant.

     In conducting its review and in arriving at its opinion, Salomon Brothers relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available and did not assume any responsibility for independently verifying the same. With respect to financial forecasts, estimates and analyses, Salomon Brothers assumed that such data had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of SmarTalk, and Salomon Brothers expressed no opinion with respect to such data or the assumptions on which they were based. Salomon Brothers did not assume any responsibility for making or obtaining any evaluations or appraisals of the properties, assets, liabilities or reserves of SmarTalk or ConQuest. The Salomon Opinion does not address the fairness to SmarTalk or the reasonableness of any aspect of the Merger Agreement other than the consideration being paid by SmarTalk thereunder and did not address the underlying business decision of SmarTalk to enter into the Merger. The Salomon Opinion necessarily was based only upon business, market, economic and other conditions as they existed and could be evaluated on the date of such opinion.

     The following is a summary of the material portions of the analyses presented by Salomon Brothers to the SmarTalk Board on July 11, 1997 in connection with the rendering of the Salomon Opinion.

     Comparable Company Analysis. Salomon Brothers compared the trading multiples of SmarTalk and the transaction multiples of ConQuest with the trading multiples of (i) SmarTalk's primary prepaid calling card public market comparable, Premiere Technologies, Inc. ("Premiere Technologies") and (ii) the following group of selected long distance resellers: ACC Corp., EXCEL Communications, Inc. and Tel-Save Holdings, Inc. (for purposes of this section, collectively, the "Salomon Comparable Companies"). Based on management estimates and publicly available financial projections, Salomon Brothers performed an analysis which calculated for each of SmarTalk, ConQuest, Premiere Technologies and the Salomon Comparable Companies, the following projected implied ratios for the fiscal years ("FY") 1997 and 1998: Firm Value (defined as option adjusted market capitalization ("Equity Value") plus total debt less cash) to revenues, Firm Value to earnings before interest, taxes, depreciation and amortization ("EBITDA"), Firm Value to earnings before interest and taxes ("EBIT") and Equity Value to net income. This analysis showed, assuming a Firm Value of $249.8 million for SmarTalk and $73.5 million for ConQuest, implied ratios of: (i) Firm Value to revenues for FY 1997 and FY 1998 of 3.5x and 1.3x, respectively, for SmarTalk; 1.5x and 0.7x, respectively, for ConQuest; 4.1x and 2.7x, respectively, for Premiere Technologies; and 2.8x and 1.2x, respectively, for the median of the Salomon Comparable Companies; (ii) Firm Value to EBITDA for FY 1997 and FY 1998 of 29.5x and 5.5x, respectively, for SmarTalk; 8.5x and 3.1x, respectively, for ConQuest, 13.3x and 8.2x, respectively, for Premiere Technologies; and 14.5x and 7.4x, respectively, for the median of the Salomon Comparable Companies; (iii) Firm Value to EBIT for FY 1997 and FY 1998 of 60.0x and 6.9x, respectively, for SmarTalk; 11.1x and 3.4x, respectively, for ConQuest; 18.2x and 10.3x, respectively, for Premiere Technologies; and 20.7x and 10.5x, respectively, for the median of the Salomon Comparable Companies; and
(iv) Equity Value to net income for FY 1997 and FY 1998 of 80.8x and 12.3x, respectively, for SmarTalk; 16.9x and 5.2x, respectively, for ConQuest; 27.1x and 16.6x, respectively, for Premiere Technologies; and 29.1x and 12.9x, respectively, for the median of the Salomon Comparable Companies.

     Comparable Acquisition Analysis. Salomon Brothers compared the trading multiples of SmarTalk and the transaction multiples of ConQuest with comparable multiples derived from the GTI Acquisition and the SmarTel Acquisition. Based on management estimates, Salomon Brothers calculated for each of SmarTalk, ConQuest, the GTI Acquisition and the SmarTel Acquisition projected implied ratios of Firm Value to revenues, Firm Value to EBITDA and Equity Value to estimated FY 1998 net income. This analysis showed, assuming a Firm Value of $249.8 million for SmarTalk, $73.5 million for ConQuest, $65.8 million for the GTI Acquisition and $10 million for the SmarTel Acquisition, implied ratios of:
(i) Firm Value to revenues for FY 1997 and FY 1998 of 3.5x and 1.3x, respectively, for SmarTalk; 1.5x and 0.7x, respectively, for ConQuest; 2.5x and 1.2x, respectively, for the GTI Acquisition; and 1.7x and 0.7x, respectively, for the SmarTel Acquisition; (ii) Firm Value to EBITDA for FY 1997 and FY 1998 of 29.5x and 5.5x, respectively, for SmarTalk; 8.5x and 3.1x, respectively, for ConQuest; 42.9x and 4.6x, respectively, for the GTI Acquisition; and 32.6x and 3.8x, respectively, for the SmarTel Acquisition; and (iii) Equity Value to estimated FY 1998 net income of 12.3x for SmarTalk; 5.2x for ConQuest; 4.6x for the GTI Acquisition; and 6.4x for the SmarTel Acquisition.

     Contribution Analysis. Salomon Brothers analyzed the income statement contributions of SmarTalk and ConQuest to the combined entity with respect to revenues, EBITDA, EBIT and net income for FY 1997 and FY 1998 and with respect to Equity Value and Firm Value for FY 1997. This analysis showed, among other things, SmarTalk contributing 59.4% and 66.3% to estimated revenues of the combined company for FY 1997 and FY 1998, respectively; 49.6% and 65.8% to estimated EBITDA of the combined company for FY 1997 and FY 1998, respectively; 38.7% and 62.9% to estimated EBIT of the combined company for FY 1997 and FY 1998, respectively; 43.2% and 60.7% to estimated net income of the combined company for FY 1997 and

FY 1998, respectively; 78.4% to the estimated Equity Value of the combined company and 77.3% to the estimated Firm Value of the combined company.

     The preparation of a fairness opinion is a complex process not susceptible to partial analysis or summary descriptions. The summary set forth above does not purport to be a complete description of the analyses underlying the Salomon Opinion or of Salomon Brothers' presentation to the SmarTalk Board. Salomon Brothers believes that its analysis and the summary set forth above must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the processes underlying the analysis set forth in its opinion. Salomon Brothers has not indicated that any of the analyses which it performed had a greater significance than any other. The ranges of valuations resulting from any particular analysis should not be taken to be the view of Salomon Brothers of the actual value of SmarTalk, ConQuest or the combined entity.

     In performing its analyses, Salomon Brothers made numerous assumptions with respect to industry performance, general business, financial market and economic conditions and other matters, many of which are beyond the control of SmarTalk or ConQuest. The analyses which Salomon Brothers performed are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Salomon Brothers' analysis of the fairness, from a financial point of view, of the Merger Consideration to SmarTalk. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or any time in the future. In addition, the Salomon Opinion did not address SmarTalk's underlying business decision to effect the Merger. The Salomon Opinion was directed only to the fairness, from a financial point of view, of the Merger Consideration to SmarTalk and did not constitute a recommendation concerning how holders of SmarTalk Common Stock should vote with respect to the Merger.

     In the ordinary course of its business, Salomon Brothers may actively trade the equity securities of SmarTalk for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Pursuant to an engagement letter dated May 23, 1997, SmarTalk agreed to pay Salomon Brothers: (i) a retainer fee of $75,000, upon the earlier of July 1, 1997 or the execution of a letter of intent or definitive agreement regarding an acquisition transaction such as the Merger Agreement (the "Salomon Retainer Fee"); (ii) a fairness opinion fee of $200,000 upon receipt of the Salomon Opinion (the "Salomon Fairness Opinion Fee"); and (iii) a fee of $1.1 million upon consummation of the Merger, against which the Salomon Retainer Fee and the Salomon Fairness Opinion Fee shall be credited. SmarTalk also agreed, under certain circumstances, to reimburse Salomon Brothers for certain out-of-pocket expenses incurred by Salomon Brothers in connection with its engagement.

     Salomon Brothers is an internationally recognized investment banking firm that provides financial services in connection with a wide range of business transactions. As part of its business, Salomon Brothers regularly engages in the valuation of companies and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and for other purposes. The SmarTalk Board retained Salomon Brothers based on Salomon Brothers' expertise in the valuation of companies as well as its familiarity with companies in the telecommunications industry.

FAIRNESS OPINIONS OF CONQUEST FINANCIAL ADVISORS

     Gruntal & Co. ConQuest retained Gruntal & Co. pursuant to an engagement letter, dated July 12, 1997 (the "Gruntal Engagement Letter"), to render a financial opinion in connection with the Merger. Pursuant to the Gruntal Engagement Letter, ConQuest requested that Gruntal & Co. render an opinion to the ConQuest Board with respect to the fairness, from a financial point of view, of the terms of the Merger to ConQuest and the ConQuest Stockholders (the "Gruntal Opinion"). On July 25, 1997, in connection with the evaluation of the Merger by the ConQuest Board, Gruntal & Co. made an oral presentation to the ConQuest Board with respect to the Merger, and confirmed in writing that, as of July 25, 1997, and subject to the various assumptions and conditions set forth in the Gruntal Opinion, the terms of the Merger were fair, from a financial point of view, to the ConQuest Stockholders.

     THE FULL TEXT OF THE GRUNTAL OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND THE LIMITS ON THE REVIEW UNDERTAKEN, IS INCLUDED AS EXHIBIT C-1 TO THIS JOINT PROXY STATEMENT/PROSPECTUS. CONQUEST STOCKHOLDERS ARE URGED TO READ THE GRUNTAL OPINION CAREFULLY IN ITS ENTIRETY. THE SUMMARY OF THE GRUNTAL OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE GRUNTAL OPINION.

     The Gruntal Opinion was prepared for the ConQuest Board and is directed only to the fairness, from a financial point of view, to ConQuest and the ConQuest Stockholders of the terms of the Merger and does not constitute a recommendation to any ConQuest Stockholder as to how to vote with respect to the Merger. Gruntal & Co. was not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of ConQuest or any of its assets, nor did Gruntal & Co. negotiate with any parties in connection with the Merger. Gruntal & Co. has not been requested to opine as to, and the Gruntal Opinion does not in any manner address, ConQuest's underlying business decision to proceed with the proposed transaction and does not give effect to any outstanding or potential litigation.

     In arriving at its opinion, Gruntal & Co. reviewed certain financial and other publicly available information concerning ConQuest and SmarTalk and certain internal financial forecasts and other information with respect to the business, operations and prospects of each of ConQuest and SmarTalk furnished to Gruntal & Co. by the respective managements of ConQuest and SmarTalk. Gruntal & Co. reviewed, among other things: (i) ConQuest's Audited Financial Statements for the fiscal years ended December 31, 1994, 1995 and 1996; (ii) SmarTalk's Annual Reports to Shareholders and its Annual Reports on Form 10-K for the fiscal year ended December 31, 1996, and its Quarterly Report on Form 10-Q for the period ended March 31, 1997; (iii) certain operating and financial information, including projections, provided to Gruntal & Co. by the managements of ConQuest and SmarTalk relating to their respective business prospects; and
(iv) the July 22, 1997 draft of the Merger Agreement. Gruntal & Co. also met with certain members of ConQuest's and SmarTalk's senior managements to discuss their respective operations, historical financial statements and future prospects, and their views of the benefits and other implications of the Merger, visited and toured ConQuest's corporate headquarters in Dublin, Ohio and its call center in Butler, Pennsylvania; and visited and toured SmarTalk's corporate headquarters/operating center in Los Angeles, California. In addition, Gruntal & Co. reviewed the historical stock prices and trading volumes of SmarTalk Common Stock; compared results of operations of ConQuest and SmarTalk with those of certain public companies which Gruntal & Co. deemed to be reasonably comparable to Conquest and SmarTalk, respectively; reviewed the financial terms, to the extent publicly available, of certain comparable transactions; and conducted such other analyses and examinations and considered such other financial, economic and market criteria as Gruntal & Co. deemed necessary in arriving at its opinion.

     In rendering its opinion, Gruntal & Co. assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for purposes of rendering its opinion. With respect to the financial projections, Gruntal & Co. assumed that they were reasonably prepared by the respective managements of ConQuest and SmarTalk on bases reflecting the best currently available estimates and judgements of the future financial performance of ConQuest and SmarTalk. Gruntal & Co. did not make any independent valuation or appraisal of the assets or liabilities of ConQuest or SmarTalk, nor was Gruntal & Co. furnished with any such appraisals. The Gruntal Opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date of the Gruntal Opinion.

     In arriving at its opinion, Gruntal & Co. performed the following primary analyses, among others:

     Comparable Company Analysis. Using publicly available information, Gruntal & Co. compared selected historical, current and projected operating and financial data and financial ratios for ConQuest with certain data from selected publicly traded companies engaged primarily in the prepaid calling card and call center management/long distance resale businesses that, in Gruntal & Co.'s judgement, were most closely comparable to ConQuest. The prepaid calling card companies selected were: Executive Telecard Ltd.; Global Telecommunications Solutions, Inc.; Boston Communications Group, Inc.; and SmarTalk (the "Gruntal Prepaid Comparables"). The call center management / long distance resale companies were:
Amnex Inc.; Intellical, Inc.; Precision Response Corporation; and USTel, Inc. (the "Gruntal Call Center Comparables") (for purposes of this discussion, together with the Gruntal Prepaid Comparables, the "Gruntal Comparable Companies"). Gruntal & Co. reviewed, among other things, the following data with respect to the Gruntal Comparable Companies: (i) operating statement data, including latest twelve months ("LTM") net revenues; LTM operating cash flow ("LTM EBITDA"); LTM operating income ("LTM EBIT"); LTM net income; and (ii) selected balance sheet data, including book value. Utilizing this information, Gruntal & Co. calculated a range of market multiples for the Gruntal Comparable Companies by dividing the "Enterprise Value" (total common shares outstanding multiplied by closing market price per share on July 18, 1997 (the "Market Equity Value"), plus total debt and preferred stock, minus cash and cash equivalents) for each Gruntal Comparable Company by, among other things, such company's LTM net revenues, LTM EBITDA and LTM EBIT, and by dividing each of the Gruntal Comparable Company's Market Equity Value by, among other things, such company's LTM net income and book value. The comparable results for SmarTalk were excluded from the following calculations due to lack of pro forma financial information in connection with SmarTalk's two acquisitions in June 1997. For the Gruntal Prepaid Comparables: (i) the LTM net revenue multiples ranged from 1.11x to 5.99x (3.74x mean); (ii) the LTM EBITDA multiples ranged from 33.71x to 136.40x (85.05x mean); (iii) the LTM EBIT multiples were not meaningful; (iv) the LTM net income multiples were not meaningful; (v) the projected 1997 net income multiples were 69.32x to 94.53x (81.92x mean); and (vi) the book value multiples ranged from 1.41x to 16.56x (7.89x mean). For the Gruntal Call Center
Comparables: (i) the LTM net revenue multiples ranged from 0.57x to 1.82x (1.00x mean); (ii) the LTM EBITDA multiples ranged from 10.29x to 10.57x (10.43x mean), not meaningful; (iii) the projected 1997 net income multiples were 8.88x to 54.69x (26.54x mean); and (iv) the book value multiples ranged from 1.59x to 3.22x (2.35x mean).

     Due to the significantly different trading ranges of multiples for the Gruntal Prepaid Comparables and the Gruntal Call Center Comparables, Gruntal & Co. calculated a weighted average of market multiples for each of the multiples for the Gruntal Comparable Companies. The weighted LTM net revenue multiples were calculated based on ConQuest's LTM revenue split between prepaid calling card and call center segments provided by ConQuest. The other weighted multiples were calculated based on an allocation (estimated from the revenues and contribution margins of call center and prepaid calling card segments) of 1/3 to the Gruntal Call Center Comparables and 2/3 to the Gruntal Prepaid Comparables. Gruntal & Co. then compared the weighted market multiples for the Gruntal Comparable Companies to the calculated implied multiples being offered to ConQuest. Based on a total merger consideration to ConQuest of $68 million, ConQuest's implied multiples were as follows: (i) LTM net revenues was 1.63x;
(ii) LTM EBITDA was 19.48x; (iii) LTM EBIT was 33.85x; (iv) LTM net income was 68.93x; (v) the projected 1997 net incomes multiple was 33.81x; and (vi) book value was 12.33x. Gruntal & Co. noted that the implied LTM net revenue, projected 1997 net income and LTM EBITDA multiples being offered to ConQuest were within the range of weighted market multiples, while the implied book value multiple was above the market range. Gruntal & Co. considers the LTM revenue multiple most relevant.

     With respect to SmarTalk, utilizing the same analysis, Gruntal & Co. calculated a range of market multiples for the Gruntal Prepaid Comparables by dividing the Enterprise Value for each Gruntal Prepaid Comparable by, among other things, such company's LTM net revenues, LTM EBITDA and LTM EBIT, and by dividing each of the Gruntal Prepaid Comparable's Market Equity Value by, among other things, such company's LTM net income and book value. For the Gruntal Prepaid Comparables: (i) the LTM net revenue multiples ranged from 1.11x to 5.99x (3.74x mean); (ii) the LTM EBITDA multiples ranged from 33.71x to 136.40x (85.05x mean); (iii) the LTM EBIT multiples were not meaningful; (iv) the LTM net income multiples were not meaningful; (v) the projected 1997 net income multiples ranged from 69.32x to 94.53x (81.92x mean); and (vi) the book value multiples ranged from 1.41x to 16.56x (7.89x mean). Based upon the closing price per share of SmarTalk Common Stock on July 18, 1997 of $14.50, SmarTalk's implied multiples, calculated on the same basis as the Gruntal Prepaid Comparables, were as follows: (i) LTM net revenues was

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

9.33x; (ii) LTM EBITDA was not meaningful; (iii) LTM EBIT was not meaningful;
(iv) LTM net income was not meaningful; (v) the projected 1997 net income multiple was 72.50x; and (vi) book value was 5.46x. Gruntal & Co. noted that the implied book value and projected 1997 net income multiples were within the range of market multiples, while the implied LTM net revenue multiple was above the market range due to lack of pro forma LTM financial information in connection with SmarTalk's two acquisitions in June 1997.

     Comparable Transaction Analysis. Gruntal & Co. reviewed selected publicly-available financial data, including Enterprise Value (at the effective date of the transaction) to actual revenues, Enterprise Value to EBITDA, Enterprise Value to EBIT, Market Equity Value to net income and Market Equity Value to book value, regarding four prepaid calling card transactions (the "Gruntal Prepaid Comparable Transactions") with deal values (including net debt) of up to $75.6 million and three call center management/long distance resale transactions (the "Gruntal Call Center Comparable Transactions" and, together with the Gruntal Prepaid Comparable Transactions, the "Gruntal Comparable Transactions") with deal values (including net debt) of up to $282.7 million. The four Gruntal Prepaid Comparable Transactions, which were consummated between February 1996 and June 1997, were: (i) the acquisition of Global Link Telco Corporation by Global Telecommunications Solutions Inc.; (ii) the acquisition of Bottom Line Telecommunications by WorldCom; (iii) the acquisition of SmarTel by SmarTalk; and (iv) the acquisition of GTI by SmarTalk. The three selected Gruntal Call Center Comparable Transactions, which were consummated between September 1995 and December 1996, were: (i) the acquisition of Centex Telemanagement Inc. by MFS Communications Co., Inc.; (ii) the acquisition of Enhanced TeleManagement, Inc. by Frontier Corp.; and (iii) the acquisition of Corporate Telemanagement Group and Teledial America, Inc. by LCI.

     Gruntal & Co. calculated the multiples of each of the aforementioned selected data points for the Comparable Transactions. The ranges of multiples calculated for the Gruntal Prepaid Comparable Transactions were as follows: (i) Enterprise Value to LTM net revenues were 1.75x and 2.90x (2.27x mean); (ii) Enterprise Value to LTM EBITDA were not meaningful; (iii) Enterprise Value to LTM EBIT were not meaningful; (iv) Market Equity Value to LTM net income were not meaningful; and (v) Market Equity Value to book value were not meaningful. The ranges of multiples calculated for the Gruntal Call Center Comparable Transactions were as follows: (i) Enterprise Value to LTM net revenues were 0.88x and 1.66x (1.22x mean); (ii) Enterprise Value to LTM EBITDA were not meaningful; (iii) Enterprise Value to LTM EBIT were not meaningful; (iv) Market Equity Value to LTM net income were not meaningful; and (v) Market Equity Value were not meaningful.

     Based on a total merger consideration to ConQuest valued at $68 million, ConQuest's weighted implied multiples were as follows: (i) Enterprise Value to LTM net revenues was 1.63x; (ii) Enterprise Value to LTM EBITDA was 19.48x;
(iii) Enterprise Value to LTM EBIT was 33.85x; (iv) Market Equity Value to LTM net income was 68.93x; and (v) Market Equity Value to book value was 12.33x. Gruntal & Co. noted that the weighted LTM net revenue multiple being paid to ConQuest was well within the range.

     ConQuest Discounted Cash Flow Analysis. Gruntal & Co. performed a Discounted Cash Flow ("DCF") analysis for ConQuest on a standalone basis, based upon a three-year projection using financial information provided by ConQuest management for the years ending December 31, 1997, 1998 and 1999. In the DCF analysis, Gruntal & Co. discounted the projected unleveraged free cash flows (earnings before interest and taxes, plus depreciation and amortization, less capital expenditures) for the respective three years and the terminal value (calculated as a multiple of EBIT) to obtain a "DCF Enterprise Value." From this DCF Enterprise Value, Gruntal & Co. subtracted all debt obligations appearing on ConQuest's balance sheet at December 31, 1996 and added the cash balance on such balance sheet to arrive at an implied equity value. The terminal value was computed by applying multiples ranging from 6x to 10x to the forecasted EBIT of the last year projected. Applying discount rates of 15%, 18% and 21% based on Gruntal & Co.'s estimated range of ConQuest's weighted average cost of capital, Gruntal & Co. calculated ConQuest's DCF Enterprise Value from $51.1 million to $94.5 million.

     SmarTalk Discounted Cash Flow Analysis. Gruntal & Co. performed a DCF analysis for SmarTalk on a standalone basis, based upon a three-year projection using financial information provided by SmarTalk management for the years ending December 31, 1997, 1998 and 1999. In the DCF analysis, Gruntal & Co.

discounted the projected unleveraged free cash flows (earnings before interest and taxes, plus depreciation and amortization, less capital expenditures) for the respective three years and the terminal value (calculated as a multiple of EBIT) to obtain a DCF Enterprise Value. From this DCF Enterprise Value, Gruntal & Co. subtracted all debt obligations appearing on SmarTalk's balance sheet at June 30, 1997, as estimated by SmarTalk's management, and added the cash balance on such balance sheet to arrive at an equity value. The terminal value was computed by applying multiples ranging from 6x to 10x to the forecasted EBIT of the last year projected. Applying a discount rate of 18% based on Gruntal & Co.'s and industry analysts' estimate of SmarTalk's weighted average cost of capital, Gruntal & Co. calculated SmarTalk's equity value in a range of $19.72 per share to $29.70 per share at EBIT multiples ranging from 6x to 10x. Further, Gruntal & Co. performed sensitivity analyses in order to understand the effects on SmarTalk's equity value from changes in the terminal value. Due to the high proportion of value contribution associated with the terminal value, a sensitivity analysis was performed assuming the terminal value was 60% or 80% of the foregoing terminal value. With these changes the implied equity value for SmarTalk ranged from $13.74 per share to $24.71 per share.

     SmarTalk Historical Price and Volume Analysis. Gruntal & Co. reviewed the daily closing price and volume of SmarTalk Common Stock over the last nine months since its initial public offering ("IPO") on October 23, 1996. Gruntal & Co. also compared SmarTalk's price performance against the Russell 2000 Index (the "Index") over the same period. Gruntal & Co. noted that on an indexed basis, the price of SmarTalk Common Stock was generally below the Index except between the period of December 4, 1996 and February 28, 1997. Gruntal & Co. also tested the frequency distribution for price sensitivity of SmarTalk Common Stock. Gruntal & Co. noted that SmarTalk Common Stock experienced significant volatility in the period from the IPO on October 23, 1996 until July 25, 1997, reaching a high of $20.75 and a low of $9.75 per share and that 60.8% of the trading volume traded between $14.75 and $12.75 per share. Gruntal & Co. believes that the historical price performance does not predict the future price movement of SmarTalk but rather provides basis for the terms of the Merger Consideration.

     Accretion/Dilution Analysis. Gruntal & Co. analyzed the contribution of each of ConQuest and SmarTalk to the projected 1997, 1998 and 1999 operating results of the combined entity, with and without synergy as estimated by Gruntal & Co. Gruntal & Co. assumed a saving in the cost per minute charged by long-distance providers based on the projected increased volume after the Merger. Gruntal & Co. then calculated the number of shares of SmarTalk Common Stock to be issued to the ConQuest Stockholders based upon the proposed Merger Consideration of $68 million at potential share prices for the SmarTalk Common Stock of $12.75, $13.75 and $14.75. Gruntal & Co. performed accretion/dilution analyses with and without synergy at the three share prices for projected 1997, 1998 and 1999. Gruntal & Co. found that without any synergy the Merger would be dilutive due to the increased goodwill amortization. Gruntal & Co. determined that with the inclusion of synergy the transaction would be accretive for 1997 and 1998.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Gruntal & Co. believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of the analyses, without considering all of the analyses, or of the above summary, without considering all factors and analyses, could create an incomplete view of the process underlying its opinion. In addition, Gruntal & Co. may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions so that the range of valuations resulting for any particular analysis described above should not be taken to be Gruntal & Co.'s view of the actual value of ConQuest. In performing its analyses, Gruntal & Co. made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of ConQuest and SmarTalk. Any estimates contained therein are not necessarily indicative of actual values or of actual future results, which may be significantly more or less favorable than those suggested by the estimates. In addition, estimates relating to the value of businesses or assets do not purport to be appraisals or to reflect necessarily the prices at which such business or asset may be sold. The analyses performed were prepared solely as part of Gruntal & Co.'s analysis of the fairness, from a financial point of view, of the purchase price to be paid by SmarTalk to the ConQuest

Stockholders and were provided to the ConQuest Board in connection with the delivery of the Gruntal Opinion.

     Pursuant to the terms of the Gruntal Engagement Letter, Gruntal & Co. was paid $87,500 upon execution of the Gruntal Engagement Letter and $87,500 upon delivery of the Gruntal Opinion. ConQuest agreed to indemnify Gruntal & Co. against certain liabilities, including any liabilities arising in any manner out of or in connection with the rendering of services by Gruntal & Co., and to reimburse Gruntal & Co. for its reasonable out-of-pocket expenses in connection with this engagement. Gruntal & Co. is not required to update its opinion beyond the delivery of the Gruntal Opinion.

     Gruntal & Co. is an investment banking firm that, as a customary part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes in a number of emerging growth industries, including the telecommunications industry.

     Hackman, Baring. ConQuest retained Hackman, Baring pursuant to an engagement letter, dated July 24, 1997 (the "Hackman, Baring Engagement Letter"), to render a financial opinion in connection with the Merger. Pursuant to the Hackman, Baring Engagement Letter, ConQuest requested that Hackman, Baring render an opinion to the ConQuest Board with respect to the fairness, from a financial point of view, of the terms of the Merger to ConQuest and the ConQuest Stockholders (the "Hackman, Baring Opinion"). Hackman, Baring rendered its written opinion to the ConQuest Board dated July 25, 1997 that the consideration to be paid by SmarTalk was fair, from a financial point of view, to the ConQuest Stockholders.

     THE FULL TEXT OF THE HACKMAN, BARING OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS INCLUDED AS EXHIBIT C-2 TO THIS JOINT PROXY STATEMENT/PROSPECTUS. CONQUEST STOCKHOLDERS ARE URGED TO READ CAREFULLY THE HACKMAN, BARING OPINION IN ITS ENTIRETY. THE SUMMARY OF THE HACKMAN, BARING OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE HACKMAN, BARING OPINION.

     In arriving at its opinion, Hackman, Baring, among other things: (i) reviewed financial information of ConQuest and SmarTalk furnished to Hackman, Baring by such companies and/or publicly available in published sources; (ii) held discussions with the senior management of ConQuest and SmarTalk concerning the businesses, operations and prospects, now and upon consummation of the Merger; (iii) reviewed the Merger Agreement; (iv) reviewed the evaluations of publicly traded companies Hackman, Baring deemed comparable to ConQuest; (v) compared the financial terms of the Merger with the financial terms of other transactions which Hackman, Baring deemed relevant; and (vi) made such other studies and inquiries as Hackman, Baring deemed relevant.

     In rendering its opinion, Hackman, Baring assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for purposes of rendering its opinion.

     With respect to the financial projections, Hackman, Baring assumed that they were reasonably prepared by the respective managements of ConQuest and SmarTalk on bases reflecting the best currently available estimates and judgments of the future financial performance of ConQuest and SmarTalk. Hackman, Baring did not make any independent valuation or appraisal of the assets or liabilities of ConQuest or SmarTalk, nor was Hackman, Baring furnished with any such appraisals. Hackman, Baring's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion.

     In arriving at its opinion, Hackman, Baring performed the following primary analyses, among others:

     Comparable Company Analysis -- Hackman, Baring analyzed publicly available information in order to compare selected historical current and projected operating and financial data and financial ratios for ConQuest with certain data from selected publicly traded companies engaged primarily in the prepaid calling card and operator services/long distance resale businesses that, in Hackman, Baring's judgment, were most closely comparable to ConQuest. The prepaid calling card companies selected were: Executive Telecard Ltd., Boston Communications Group, Inc., Global Telecommunication Solutions, Inc., and SmarTalk (the "Hackman, Baring Prepaid Comparables"). The operator services/long distance resale companies were: Amnex, Inc., ATC Communications Group, U.S. Long Distance, APAC Teleservices, National TechTeam, SITEL Corp., Teletech Holdings, Snyder Communications and Telespectrum Worldwide (the "Hackman, Baring Operator Services Comparables") (collectively, the "Hackman, Baring Comparable Companies"). Hackman, Baring reviewed, among other things, the following data, including: (i) latest four quarters ("LFQ") net revenues, LFQ operating cash flow ("LFQ EBITDA") LFQ operating income ("LFQ EBIT") and LFQ net income; and (ii) selected balance sheet data, including debt, cash and cash equivalents. Utilizing this information, Hackman, Baring calculated a range of market multiples for the Hackman, Baring Comparable Companies by dividing the "Hackman, Baring Enterprise Value" (total common shares outstanding multiplied by closing market price per share on July 23, 1997 (the "Hackman, Baring Market Equity Value"), plus total debt and preferred stock minus cash and cash equivalents) for each Hackman, Baring Comparable Company by, among other things, such company's LFQ net revenues, LFQ EBIT and LFQ EBITDA, and by dividing each Hackman, Baring Comparable Company's Hackman, Baring Market Equity Value by, among other things, the company's LFQ net income. For the Hackman, Baring Prepaid Comparables: (i) the LFQ net revenue multiples ranged from 1.1x to 9.5x (4.5x mean); (ii) the LFQ EBITDA multiples ranged from 54.4x to 79.9x (67.2x mean); (iii) the LFQ EBIT multiples were not meaningful; and
(iv) the LFQ net income multiples were not meaningful. For the Hackman, Baring Operator Services Comparables: (i) the LFQ net revenue multiples ranged from 0.8x to 9.3x (2.9x mean); (ii) the LFQ net income multiples ranged from 16.9x to 105.1x (45.1x mean); and (iii) the projected 1997 net income multiples were 10.0x to 58.8x (32.8x mean).

     Comparable Transaction Analysis -- Hackman, Baring reviewed selected publicly available financial data with respect to prepaid calling card transactions (the "Hackman, Baring Prepaid Comparable Transactions") and operator services/long distance resale transactions (the "Hackman, Baring Operator Services Transactions") (collectively, the "Hackman, Baring Comparable Transactions"). Of the transactions reviewed, many occurred under significantly different circumstances, including the general market conditions at the time; accordingly, Hackman, Baring considered only two to be sufficiently relevant for purposes of the Hackman, Baring Opinion. The two Hackman, Baring Prepaid Comparable Transactions selected, which were consummated during 1997, were: (i) the acquisition of SmarTel Communications, Inc. by SmarTalk; and (ii) the acquisition of GTI Telecom, Inc. by SmarTalk. In Hackman, Baring's view, none of the Hackman, Baring Operator Services Transactions were sufficiently comparable to the Merger so as to have any material influence on Hackman, Baring's opinion with respect to the fairness thereof. The multiple of Hackman, Baring Enterprise Value to 1996 net revenues paid by SmarTalk for GTI Telecom, Inc. was calculated by Hackman, Baring to be 3.3x. No other multiples of Hackman, Baring Enterprise Value or Hackman, Baring Market Equity Value were meaningful.

     ConQuest Discounted Cash Flow Analysis -- Hackman, Baring performed a Discounted Cash Flow ("Hackman, Baring DCF") analysis for ConQuest on a standalone basis, based upon a two year projection using financial information provided by ConQuest management for the years ending December 31, 1997 through December 31, 1998. Hackman, Baring performed a separate Hackman, Baring DCF analysis for each of ConQuest's: (i) prepaid calling card business; (ii) operator services business; and (iii) international and other business. For each of the Hackman, Baring DCF analyses, Hackman, Baring discounted the projected unleveraged free cash flows (earnings before interest and taxes, plus depreciation and amortization, plus changes in net working capital, less capital expenditures) ("Hackman, Baring Free Cash Flow") for the respective two years and the terminal value (calculated as a multiple of Hackman, Baring Free Cash Flow in the final year of projections) (the "Hackman, Baring Terminal Value"). From this Hackman, Baring Enterprise Value, Hackman, Baring subtracted all debt obligations appearing on ConQuest's balance sheet as of March 31, 1997 and added the cash balance on such balance sheet to arrive at an implied equity value "Hackman, Baring Equity Value"). In order to estimate the Hackman, Baring Terminal Value, Hackman, Baring calculated a range of terminal multiples based on various assumed costs of capital and growth rates beyond the explicit projections period. The range of terminal multiples applied to the Free Cash Flow of the last year projected so calculated ranged: (i) for the prepaid calling card business, from 19x to 21x; (ii) for the operator services business, from 4.7x to 5.0x; and (iii) for international and other business, from 5.1x to 6.9x. Applying ranges of discount rates with respect to: (i) the prepaid calling card business, of 23% to 25%; (ii) the operator services business, of 17% to 18%; and (iii) international and other business, of 20% to 24%, the resulting valuation ranges of each business segment were, with respect to: (i) the prepaid calling card business, $38.3 million to $44.6 million; (ii) the operator services business, $7.7 million to $8.0 million; and (iii) international and other business, $9.1 million to $10.2 million. The total implied valuation based on Hackman, Baring's Hackman, Baring DCF analyses thus ranged from $55.1 million to $62.8 million.

     Analysis of SmarTalk -- Hackman, Baring reviewed projections for SmarTalk on a standalone basis, based upon a two year projection using financial information provided by SmarTalk management for the years ending December 31, 1997 and December 31, 1998. Hackman, Baring concluded that SmarTalk's projections, discounted at 23% to 25% and assuming various growth rates in perpetuity beyond the explicit projections period, resulted in implied present values per share that, in Hackman, Baring's opinion, would be fair to ConQuest Stockholders, relative to risk and opportunity for appreciation.

     Accretion/Dilution analysis -- Hackman, Baring analyzed the contribution of each of ConQuest and SmarTalk to the projected 1997 and 1998 operating results of the combined entity, assuming no synergy benefits of the Merger. Hackman, Baring found that, assuming a closing price of SmarTalk as of July 23, 1997 and without any synergy, the Merger would be dilutive due to the increased goodwill amortization. Hackman, Baring made certain assumptions with respect to synergy benefits of the Merger such as reduced operating costs, based on which Hackman, Baring found the Merger to be accretive.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Hackman, Baring believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of the analyses without considering all of the analysis, or of the above summary, without considering all factors and analyses could create an incomplete view of the process underlying its opinion. In addition, Hackman, Baring may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions so that the range of valuations resulting for any particular analysis described above should not be taken to be Hackman, Baring's view of the actual value of ConQuest. In performing its analyses, Hackman, Baring made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of ConQuest and SmarTalk. Any estimates contained therein are not necessarily indicative of actual values or of actual future results, which may be significantly more or less favorable than those suggested by such estimates. In addition, estimates relating to the value of businesses or assets do not purport to be appraisals or to reflect necessarily the prices at which such business or asset may be sold. The analyses performed were prepared solely as part of Hackman, Baring's analysis of the fairness, from a financial point of view, of the purchase price to be paid by SmarTalk to the ConQuest Stockholders and were used as a basis for a report provided to the ConQuest Board in connection with the delivery of the Hackman, Baring Opinion.

     Pursuant to the terms of the Hackman, Baring Engagement Letter, Hackman, Baring was paid $100,000 upon delivery of the Hackman, Baring Opinion. In addition, ConQuest retained Hackman, Baring pursuant to an engagement letter dated June 1, 1997, as supplemented by that letter dated July 24, 1997, to render financial services to ConQuest in connection with the Merger and will receive a fee for its services, contingent upon the closing of the transactions contemplated by the Merger Agreement, equal to the difference between: (i) 1% of the gross value of the transactions contemplated by the Merger Agreement as received by the ConQuest Stockholders; and (ii) $100,000.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     General. In considering the recommendations of the ConQuest Board and the SmarTalk Board, the ConQuest Stockholders and SmarTalk Shareholders should be aware that certain members of management of each of ConQuest and SmarTalk and of the ConQuest Board and the SmarTalk Board have certain interests in the transactions contemplated by the Merger Agreement that are in addition to the interests of stockholders generally and which may create potential conflicts of interest. These interests include, among others, the vesting of certain stock options, proposed employment agreements between ConQuest and certain of its officers and provisions in the Merger Agreement relating to the indemnification of officers and directors of ConQuest. See "THE MERGER AGREEMENT -- Certain Covenants -- Indemnification of Directors and Officers."

     Indemnification; Directors' and Officers' Insurance. Pursuant to the Merger Agreement, SmarTalk agreed that all rights to indemnification or exculpation existing in favor of the present and former directors, officers, employees and agents of ConQuest and any of its subsidiaries for actions taken in their capacities as directors and officers as provided in its articles of incorporation, bylaws, indemnification agreements or otherwise in effect as of the date of the Merger Agreement with respect to matters occurring prior to the Effective Time, shall survive the Merger and shall continue in full force and effect for a period of six years following the Effective Time; provided, however, that: (i) in the event that any claim is asserted or made within such six-year period, all rights to indemnification in respect of any such claim shall continue until final disposition of such claim; and (ii) in no event shall SmarTalk be obligated to expend, in order to maintain or provide directors' and officers' liability insurance coverage, any amount for such six-year period in excess of 125% of the amount of the annual premiums paid as of July 30, 1997 by ConQuest for such insurance (the "Maximum Amount"). If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, SmarTalk shall use reasonable best efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for a premium equal to the Maximum Amount. SmarTalk further agreed that, during such six-year period (as tolled pursuant to clause (i) above), to the greatest extent permitted by applicable law, regulations and its organizational documents or bylaws as in effect on July 30, 1997, it shall indemnify, defend and hold harmless individuals who were officers and directors of ConQuest as of July 30, 1997 or immediately prior to the Effective Time for any claim or loss arising out of their actions or omissions while a director or officer, including any acts or omissions relating to the Merger Agreement or the transactions contemplated thereby, and shall pay, as and when incurred, the expenses, including attorneys' fees, of such individuals in advance of the final resolution of any claim, provided such individuals shall first execute an undertaking acceptable to SmarTalk to return such advances in the event it is finally determined such indemnification is not allowed under applicable law. See "THE MERGER AGREEMENT -- Certain Covenants -- Indemnification of Directors and Officers."

     Employment Agreements. The current employment agreements of James E. Sobwick, Peter Buonaiuto and Marianne A. Townsend provide that if they are terminated within one year of a change in control of ConQuest they become entitled to receive certain payments and other benefits. The Merger will constitute a change in control for purposes of such employment agreements. However, in connection with the Merger, all existing ConQuest employment agreements are expected to be terminated by mutual agreement and, as of the Effective Time, and certain ConQuest officers are expected to enter into new employment agreements with ConQuest and, in connection therewith, to waive their rights under their previous ConQuest employment agreements. It is anticipated that the new employment agreements will not contain such change of control provisions. Mr. Sobwick is expected to enter into an employment agreement with SmarTalk designating him Chief Technology Officer of SmarTalk. The employment agreement between SmarTalk and Mr. Sobwick is expected to be for a term of three years and to establish his annual compensation at $185,000 per year, together with an opportunity to receive a performance based bonus. In addition, Mr. Sobwick will receive options to purchase 150,000 shares of SmarTalk Common Stock, with such options vesting at 33.3% per annum during the three-year period commencing on the date of grant.

     ConQuest Stock Options. At the Effective Time, all outstanding options and other rights to acquire shares granted to employees under any stock option or purchase plan, program or similar arrangement of ConQuest, and all outstanding warrants to purchase shares of ConQuest Common Stock, whether or not then exercisable or vested, will be assumed by SmarTalk and converted into warrants or options to purchase SmarTalk Common Stock. The options and warrants will be exercisable upon the same terms and conditions as under the original warrants or options, except that each option or warrant will be exercisable for that whole number of shares of SmarTalk Common Stock that the holder would have been entitled to had they exercised their option immediately prior to the Effective Time, and the exercise price will be equal to the product of the exercise price of the ConQuest warrant or option prior to the Effective Time and the quotient obtained by dividing the number of shares of ConQuest Common Stock subject to such option or warrant immediately prior to the Effective Time (the "ConQuest Option Shares" or "ConQuest Warrant Shares," respectively) by the number of shares of SmarTalk Common Stock into which such ConQuest Option Shares and ConQuest Warrant Shares would have been converted under the Merger Agreement (the "SmarTalk Option Shares" or "SmarTalk Warrant Shares," respectively). See "THE MERGER
AGREEMENT -- Conversion of ConQuest Common Stock -- ConQuest Options." As of December 2, 1997, directors and executive officers of ConQuest held outstanding ConQuest options to purchase 9,120 shares of ConQuest Common Stock at an exercise price of $2.50.

     In addition, as a result of the Merger, the unvested options of Mr. Wooddell to purchase shares of ConQuest Common Stock will vest at the Effective Time. As of the ConQuest Record Date, Mr. Wooddell held unvested options to purchase 2,500 shares of ConQuest Common Stock. The value of such options on the ConQuest Record Date was approximately $425,000.

     SmarTalk Stock Options. Upon consummation of the Merger, certain options to acquire shares of SmarTalk Common Stock granted to certain officers of SmarTalk will immediately vest. Options to acquire 40,000, 10,000 and 10,000 shares of SmarTalk Common Stock held by Erich L. Spangenberg, Glen Andrew Folck and David
A. Hamburger, respectively, will immediately vest upon consummation of the Merger.

     Related Transactions. Other than the Merger Agreement and the other transactions contemplated by and described in this Joint Proxy
Statement/Prospectus, SmarTalk and ConQuest do not know of any past, present or proposed material contracts, arrangements or understandings between SmarTalk or its affiliates on the one hand and ConQuest and its affiliates on the other hand.

MANAGEMENT AND OPERATIONS AFTER THE MERGER

     Upon the consummation of the Merger, ConQuest will be a wholly-owned subsidiary of SmarTalk and the management team of ConQuest is expected to be substantially similar to the team in place prior to the Merger.

ACCOUNTING TREATMENT

     It is anticipated that the Merger will be accounted for under the "purchase" method of accounting in accordance with generally accepted accounting principles.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion briefly describes certain potential Federal income tax consequences of the Merger. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative pronouncements. The summary does not address all aspects of Federal income taxation that may be important to particular taxpayers in light of their personal investment circumstances or to taxpayers subject to special treatment under the Federal income tax laws (including certain financial institutions, insurance companies, foreign persons, tax-exempt entities, dealers in securities and holders who acquired their ConQuest Common Stock pursuant to the exercise of employee stock options or otherwise as compensation) and does not address any aspect of state, local or foreign taxation. The summary also assumes that shares of ConQuest Common Stock will be held as capital assets at the Effective Time. For a discussion of certain federal income tax consequences of the Reincorporation, see "REINCORPORATION IN DELAWARE -- Certain Federal Income Tax Consequences of the Reincorporation."

     Although the Merger may constitute a reorganization within the meaning of
Section 368(a) of the Code, neither party has made any covenants, representations or warranties regarding the tax-free or taxable nature of the Merger. In addition, neither party has requested either: (i) an opinion of counsel; or (ii) an advance ruling from the Internal Revenue Service ("IRS") regarding the tax-free or taxable nature of the Merger. Accordingly, the following discussion describes certain material Federal income tax consequences of the Merger under two scenarios: (i) the Merger constitutes a taxable exchange of stock for stock and (ii) the

Merger constitutes a reorganization within the meaning of Section 368(a) of the Code. To qualify as a tax-free reorganization, a transaction must satisfy numerous requirements including, without limitation, those relating to the nature of the consideration exchanged for stock in the target corporation, the continuity of the target corporation's historic business enterprise following the transaction, and the nature and extent of the continuing proprietary interest in the acquiring corporation on the part of those persons who are shareholders in the target corporation prior to the transaction. These (and other) requirements depend on facts relating to the preacquisition and post-acquisition periods. Because of the inherently factual nature of the questions presented and the lack of representations, warranties and/or covenants regarding the intentions of the parties, there can be no assurance whether the transaction will constitute a taxable or tax-free transaction for Federal income tax purposes. In addition, the discussion below does not address the tax treatment of the Merger under foreign, state, local or any other law. Accordingly, each holder of ConQuest Common Stock should consult his, her or its own tax advisor regarding the tax consequences of the Merger.

  ASSUMING THE MERGER IS A TAXABLE EXCHANGE OF STOCK FOR STOCK

     The following discussion assumes that the Merger will qualify as a taxable exchange of stock for stock (and cash in lieu of fractional shares).

     Tax Treatment of Holders of ConQuest Common Stock. A holder of ConQuest Common Stock who, pursuant to the Merger, exchanges ConQuest Common Stock for SmarTalk Common Stock and, perhaps, cash in lieu of fractional shares of SmarTalk Common Stock will generally recognize gain or loss measured by the difference between: (i) the sum of the amount of cash and the fair market value of SmarTalk Common Stock received in the Merger (based on its trading price on the effective date of the Merger); and (ii) such holder's tax basis in such ConQuest Common Stock exchanged. Any gain or loss with respect to ConQuest Common Stock exchanged in the Merger will constitute a long- or short-term capital gain or loss (depending on whether the holder held such ConQuest Common Stock for more than one year). In the case of individuals, "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) is generally subject to a reduced rate of Federal income tax. In addition, capital gains and losses from property held for more than 18 months will be taken into account in determining "adjusted net capital gain" which is subject to a further reduction in the rate of tax pursuant to a recent amendment of the Code. Such holder's adjusted basis for the SmarTalk Common Stock received generally will be the fair market value of such stock on the effective date of the Merger, and such holder's holding period for SmarTalk Common Stock received will begin on the day after the effective date of the Merger and will not include the holding period of ConQuest Common Stock exchanged in the Merger.

  ASSUMING THE MERGER QUALIFIES AS A REORGANIZATION

     Except as otherwise noted, the following discussion assumes that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Tax Treatment of Holders of ConQuest Common Stock. A holder of ConQuest Common Stock who, pursuant to the Merger, exchanges ConQuest Common Stock solely for SmarTalk Common Stock will not recognize gain or loss upon such exchange. However, such holder may recognize gain or loss with respect to the disposition of fractional shares (as discussed below). The tax basis of the SmarTalk Common Stock received by such holder will be equal to the tax basis of the ConQuest Common Stock surrendered by such holder (less any basis allocable to fractional shares), and the holding period of the SmarTalk Common Stock received by such holder will include the holding period of the ConQuest Common Stock surrendered by such holder.

     Cash in Lieu of Fractional Shares. A holder of ConQuest Common Stock who receives cash in lieu of fractional shares of SmarTalk Common Stock will be treated as having received such fractional shares pursuant to the Merger and then as having exchanged such fractional shares for cash. Any gain or loss attributable to fractional shares generally will be capital gain or loss. The amount of such gain or loss will be equal to the difference between the ratable portion of the tax basis of the ConQuest Common Stock surrendered in the Merger that is allocated to such fractional shares and the cash received in lieu thereof. Any such capital gain or loss will constitute long-term capital gain or loss if the ConQuest Common Stock has been held by the holder for more than one year at the Effective Time. In the case of individuals, "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) is generally subject to a reduced rate of Federal income tax. In addition, capital gains and losses from property held for more than 18 months will be taken into account in determining "adjusted net capital gain" which is subject to a further reduction in the rate of tax pursuant to a recent amendment of the Code.

  CERTAIN OTHER FEDERAL INCOME TAX CONSEQUENCES

     Backup Withholding. In order to avoid "backup withholding" of Federal income tax on cash payments to a holder who exchanges his or her ConQuest Common Stock in the Merger, a holder must, unless an exception applies under the applicable law and regulations, provide the payor with such holder's correct taxpayer identification number ("TIN") on a Form W-9 and certify under penalties of perjury that such number is correct and that such holder is not subject to backup withholding. A Form W-9 is included as part of the letter of transmittal to be sent to holders of ConQuest Common Stock. If the correct TIN and certifications are not provided, a penalty may be imposed on a holder by the IRS and the payments received by a holder in exchange for shares of Conquest Common Stock in the Merger may be subject to backup withholding tax at a rate of 31%.

     Reporting Requirements. Each holder of ConQuest Common Stock that receives SmarTalk Common Stock in the Merger will be required to retain records and, in the case of a tax-free reorganization, file with such holder's Federal income tax return a statement setting forth certain facts relating to the Merger.

     THE FOREGOING FEDERAL INCOME TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY, IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND MAY NOT APPLY TO ALL HOLDERS OF CONQUEST COMMON STOCK. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING, WITHOUT LIMITATION, THE APPLICATION AND EFFECT OF FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

FEDERAL SECURITIES LAWS CONSEQUENCES; RESALES OF STOCK

     All shares of SmarTalk Common Stock received by ConQuest Stockholders in the Merger will be freely transferable, except that shares of SmarTalk Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of ConQuest prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of ConQuest generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party. The Merger Agreement requires ConQuest to deliver or cause to be delivered to SmarTalk, prior to the Closing, from each ConQuest affiliate, a letter agreement to the effect that such person will not offer or sell or otherwise dispose of any of the shares of SmarTalk Common Stock issued to such persons in or pursuant to the Merger in violation of the Securities Act or the rules and regulations promulgated by the Commission thereunder.

NASDAQ LISTING

     SmarTalk expects to apply for the listing of the SmarTalk Common Stock to be issued as Merger Consideration on Nasdaq, and it is anticipated that such shares will trade on Nasdaq upon official notice of issuance under the symbol "SMTK." It is a condition to consummation of the Merger that the shares of SmarTalk Common Stock to be issued to ConQuest Stockholders in connection with the Merger shall have been approved for listing on Nasdaq, subject only to official notice of issuance.

REGULATORY APPROVALS

     The consummation of the Merger is subject to the expiration or termination of the relevant waiting period under the HSR Act. SmarTalk and ConQuest have filed notification and report forms under the HSR Act. The waiting period under the HSR Act terminated on October 7, 1997.

     In order to consummate the transactions contemplated by the Merger Agreement, the parties must make applications to, and obtain the approval of, the public utilities commissions or public service commissions in approximately 27 states. The parties must provide notice to and revise tariffs, where required, in approximately 22 states with respect to the transfer of control of ConQuest to SmarTalk. In addition, prior to the consummation of the transactions contemplated by the Merger Agreement, the parties must jointly obtain approval of the transfer of control of ConQuest's Section 214 International Resale Authority to SmarTalk from the FCC. Should any other approval or action be required, it is presently contemplated that such approval or action would be sought. There can be no assurance, however, that any such approval or action, if needed, could be obtained and would not be conditioned in a manner that would cause the parties to abandon the Merger.

DISSENTERS' AND APPRAISAL RIGHTS

     SmarTalk. Holders of record of SmarTalk Common Stock who do not vote in favor of the principal terms of the Merger and who otherwise comply with the requirements under Chapter 13 of the CGCL summarized herein will be entitled to dissenters' rights under the CGCL. A person having a beneficial interest in shares of SmarTalk Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTERS' RIGHTS UNDER THE CGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF CHAPTER 13 WHICH IS REPRINTED IN ITS ENTIRETY AS EXHIBIT D. ALL REFERENCES IN CHAPTER 13 AND THIS SUMMARY TO A "SHAREHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF SMARTALK COMMON STOCK AS TO WHICH DISSENTERS' RIGHTS ARE ASSERTED.

     If no instructions are indicated on proxies received by SmarTalk, such proxies will be voted for the proposal to approve the principal terms of the Merger at the SmarTalk Special Meeting. Those shareholders who return their proxies without instructions, resulting in a vote for the approval of the principal terms of the Merger, will not be entitled to dissenters' rights.

     In addition, SmarTalk Shareholders will not have dissenters' rights unless demands for purchase in cash of such shares at their fair market value as of July 30, 1997 pursuant to Section 1301 of the CGCL (a "Demand") are made with respect to five percent or more of the outstanding shares of SmarTalk Common Stock (before giving effect to the Merger). Such Demands must be received by SmarTalk, or its transfer agent not later than the date of the SmarTalk Special Meeting. In the event that Demands are made with respect to five percent or more of the outstanding shares of SmarTalk Common Stock, on or before the date of the SmarTalk Special Meeting, the SmarTalk Shareholders who made Demands will be entitled to dissenters' Rights, provided that such dissenters' rights are perfected pursuant to Chapter 13.

     In the event that the principal terms of the Merger are approved by the SmarTalk Shareholders, a holder of SmarTalk Common Stock who objects to the Merger (a "Dissenting Shareholder") will be entitled to payment in cash of the fair market value as of July 30, 1997 of their shares ("Dissenting Shares"); provided that: (i) such shares were outstanding immediately prior to the date for the determination of shareholders entitled to vote on the Merger; (ii) the Dissenting Shareholder voted his or her shares against the approval of the principal terms of the Merger; (iii) the Dissenting Shareholder made a Demand; and (iv) the Dissenting Shareholder has submitted for endorsement certificates representing his or her Dissenting Shares, in accordance with Section 1302 of the CGCL. On July 30, 1997, the closing price per share of SmarTalk Common Stock on Nasdaq was $13.88.

     The Demand must: (i) be a written demand to purchase the Dissenting Shares and make payment to the Dissenting Shareholder in cash of their fair market value as of July 30, 1997; (ii) be received by SmarTalk on or before the date of the SmarTalk Special Meeting; (iii) state the number and class of SmarTalk shares held of record by the Dissenting Shareholder which the Dissenting Shareholder demands SmarTalk to purchase; and (iv) contain a statement of what the Dissenting Shareholder claims to be the fair market value of his or her Dissenting Shares as of July 30, 1997. Such statement of the fair market value constitutes an offer by the Dissenting Shareholder to sell his or her Dissenting Shares at such price. A Dissenting Shareholder who has made such a demand for payment may not withdraw such Demand unless SmarTalk consents thereto. A proxy or vote against the approval of the principal terms of the Merger Agreement does not in itself constitute a Demand.

     The Dissenting Shareholder must submit the certificates representing the Dissenting Shares for endorsement as Dissenting Shares to SmarTalk at its principal office or at the office of any transfer agent of SmarTalk within 30 days after the date on which notice of approval of the Merger by the SmarTalk Shareholders was mailed to such Dissenting Shareholder.

     If any SmarTalk Shareholder may have dissenters' rights, SmarTalk will mail to each such shareholder a notice of the approval of the principal terms of the Merger by the SmarTalk Shareholders within ten days after the date of such approval, accompanied by: (i) a copy of Sections 1300, 1301, 1302, 1303 and 1304 of Chapter 13 of the CGCL; (ii) a statement of the price determined by SmarTalk to represent the fair market value as of July 30, 1997 of the Dissenting Shares; and (iii) a brief description of the procedure to be followed if the shareholder desires to exercise his or her dissenters' rights under such sections. The statement of price constitutes an offer by SmarTalk to purchase such Dissenting Shares.

     If SmarTalk denies that shares submitted to it as Dissenting Shares are Dissenting Shares, or if SmarTalk and a Dissenting Shareholder fail to agree on the fair market value of the Dissenting Shares, either such Dissenting Shareholder or SmarTalk may file a complaint in the Superior Court of the proper county in California requesting that the court determine such issue. Such complaint must be filed within six months after the date on which notice of the approval of the Merger is mailed to the Dissenting Shareholders.

     On trial of the action, the court will first determine if the shares are Dissenting Shares, and if so determined, the court will either determine the fair market value or appoint one or more impartial appraisers to do so. If both SmarTalk and the Dissenting Shareholder fail to file a complaint with six months after the date on which notice of the approval of the principal terms of the Merger was mailed to the Dissenting Shareholders, such Dissenting Shareholder will lose his or her dissenters' rights. In addition, if the Dissenting Shareholder transfers such Dissenting Shares prior to their submission for the required endorsement, such shares will lose their status as Dissenting Shares.

     Any demands, notices, certificates or other documents delivered to SmarTalk prior to the Merger may be sent to David A. Hamburger, General Counsel, SmarTalk TeleServices, Inc., 1640 S. Sepulveda, Suite 500, Los Angeles, California 90025.

     FAILURE TO TAKE ANY NECESSARY STEP WILL RESULT IN A TERMINATION OR WAIVER OF THE RIGHTS OF THE HOLDER UNDER CHAPTER 13 OF THE CGCL. A PERSON HAVING A BENEFICIAL INTEREST IN SMARTALK COMMON STOCK THAT IS HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A TRUSTEE OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE REQUIREMENTS OF CHAPTER 13 OF THE CGCL IN A TIMELY MANNER IF SUCH PERSON ELECTS TO DEMAND PAYMENT OF THE FAIR MARKET VALUE OF SUCH SHARES.

     Holders of SmarTalk Common Stock are not entitled to dissenter's rights under the CGCL in connection with the 1996 Plan Amendment or the Reincorporation.

     ConQuest. Holders of record of ConQuest Common Stock who do not vote in favor of the Merger Agreement and who otherwise comply with the requirements of
Section 262 summarized herein will be entitled to appraisal rights under the DGCL. A person having a beneficial interest in shares of ConQuest Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS REPRINTED IN ITS ENTIRETY AS EXHIBIT E. ALL REFERENCES IN SECTION 262 AND THIS SUMMARY TO A "STOCKHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF CONQUEST COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED.

     Under the DGCL, holders of shares of ConQuest Common Stock ("Appraisal Shares") who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

     Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for such meeting with respect to shares to which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262.

     This Joint Proxy Statement/Prospectus constitutes such notice to the holders of Appraisal Shares and the applicable statutory provisions of the DGCL are attached to this Joint Proxy Statement/Prospectus as Exhibit E. Any ConQuest Stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Exhibit E carefully, because failure to comply timely and properly with the procedures specified will result in the loss of appraisal rights under the DGCL.

     A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST (I) NOT VOTE IN FAVOR OF THE MERGER AGREEMENT AND (II) DELIVER TO CONQUEST PRIOR TO THE VOTE ON THE MERGER AGREEMENT AT THE CONQUEST SPECIAL MEETING TO BE HELD ON DECEMBER 31, 1997, A WRITTEN DEMAND FOR SUCH HOLDER'S APPRAISAL SHARES. A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST BE THE RECORD HOLDER OF SUCH APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE AND MUST CONTINUE TO HOLD SUCH APPRAISAL SHARES OF RECORD UNTIL THE CONSUMMATION OF THE MERGER. ACCORDINGLY, A HOLDER OF APPRAISAL SHARES WHO IS THE RECORD HOLDER OF APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE, BUT WHO THEREAFTER TRANSFERS SUCH APPRAISAL SHARES PRIOR TO THE CONSUMMATION OF THE MERGER, WILL LOSE ANY RIGHT TO APPRAISAL IN RESPECT OF SUCH APPRAISAL SHARES.

     Only a holder of record of Appraisal Shares is entitled to assert appraisal rights for the Appraisal Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Appraisal Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Appraisal Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Appraisal Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Appraisal Shares held for one or more beneficial owners while not exercising such rights with respect to the Appraisal Shares held for other beneficial owners; in such case, the written demand should set forth the number of Appraisal Shares as to which appraisal is sought. When no number of Appraisal Shares is expressly mentioned the demand will be presumed to cover all Appraisal Shares held in the name of the record owner. Stockholders who hold their Appraisal Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

     ALL WRITTEN DEMANDS FOR APPRAISAL SHOULD BE SENT OR DELIVERED TO CONQUEST TELECOMMUNICATION SERVICES CORP., 5500 FRANTZ ROAD, SUITE 125, DUBLIN, OHIO, 43017, ATTENTION: JAMES E. SOBWICK.

     Within 10 days after the consummation of the Merger, the surviving corporation will notify each stockholder who has properly asserted rights under
Section 262 and has not voted in favor of the Merger Agreement of the date the Merger became effective.

     Within 120 days after the consummation of the Merger but not thereafter, the surviving corporation or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Appraisal Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

     Within 120 days after the consummation of the Merger, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from SmarTalk a statement setting forth the aggregate number of Appraisal Shares not voted in favor of adoption of the principal terms of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such Appraisal Shares. Such statements must be mailed within 10 days after a written request therefor has been received by SmarTalk.

     If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the fair value of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Appraisal Shares as determined under Section 262 could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Appraisal Shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. The Delaware Supreme Court has stated that proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court should be considered in the appraisal proceedings.

     The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the Appraisal Shares entitled to appraisal.

     Any holder of Appraisal Shares who had duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Merger, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares (except dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the consummation of the Merger).

     If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the consummation of the Merger, or if the stockholder delivers to SmarTalk a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the consummation of the Merger will require the written approval of SmarTalk.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262, CONQUEST STOCKHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

     See "COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS -- Dissenters' and Appraisal Rights."

                              THE MERGER AGREEMENT

     The following is a brief summary of certain provisions of the Merger Agreement, a copy of which is attached as Exhibit A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full and complete text of the Merger Agreement.

THE MERGER

     The Merger Agreement was entered into by and among SmarTalk, SMTK Sub and ConQuest on July 30, 1997. Pursuant to the Merger Agreement, at the Effective Time, SMTK Sub will merge with and into ConQuest, and ConQuest will be the surviving corporation in the Merger. The separate corporate existence of SMTK Sub will thereupon cease, and ConQuest will become a wholly-owned subsidiary of SmarTalk.

CONVERSION OF CONQUEST COMMON STOCK

     Under the terms of the Merger Agreement, at the Effective Time: (i) each share of ConQuest Common Stock issued and outstanding immediately prior to the Effective Time (other than shares which have not been voted in favor of the Merger Agreement and in respect of which appraisal rights have been perfected in accordance with the DGCL) will be converted into and represent the right to receive 7.63 shares of SmarTalk Common Stock; (ii) upon such conversion all shares of ConQuest Common Stock will be canceled and cease to exist; (iii) each share of SMTK Sub common stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Time will be converted into and will become one share of the surviving corporation; and (iv) each share of ConQuest Common Stock held in ConQuest's treasury will be canceled, retired and cease to exist without any conversion thereof. If SmarTalk effects a stock dividend, reclassification, recapitalization, stock split, combination, exchange of shares or similar transaction subsequent to the date of the Merger Agreement but prior to the Effective Time, the conversion of ConQuest Common Stock will be appropriately adjusted. No fractional shares of SmarTalk Common Stock will be issued pursuant to the Merger Agreement.

     HOLDERS OF CONQUEST COMMON STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING SUCH CONQUEST COMMON STOCK WITH THE ENCLOSED PROXY CARD. IF THE MERGER AGREEMENT IS APPROVED, A LETTER OF TRANSMITTAL WILL BE MAILED AFTER THE EFFECTIVE TIME TO EACH PERSON WHO WAS A HOLDER OF OUTSTANDING CONQUEST COMMON STOCK IMMEDIATELY PRIOR TO THE EFFECTIVE TIME. CONQUEST STOCKHOLDERS SHOULD SEND CERTIFICATES REPRESENTING CONQUEST COMMON STOCK TO THE EXCHANGE AGENT ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH, THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

     ConQuest Options. As provided in the Merger Agreement, at the Effective Time, all outstanding options and other rights to acquire shares granted to employees under any stock option or purchase plan, program or similar arrangement of ConQuest, and with respect to employees and non-employees, all outstanding warrants to purchase shares of ConQuest Common Stock, whether or not such options or warrants are then exercisable or vested, will be assumed by SmarTalk and converted into warrants or options to purchase SmarTalk Common Stock from SmarTalk and will be exercisable upon the same terms and conditions as under the applicable warrant or option issued thereunder, except that: (i) each such option or warrant will be exercisable for that whole number of shares of SmarTalk to which the holder would have been entitled under the Merger Agreement had they exercised their option immediately prior to the Effective Time; and (ii) the exercise price per share of SmarTalk Common Stock will be an amount equal to the product of (A) the exercise price per share of ConQuest Common Stock of such option or warrant in effect immediately prior to the Effective Time and (B) a fraction the numerator of which is the number of ConQuest Option Shares and ConQuest Warrant Shares, and the denominator of which is the number of SmarTalk Option Shares and SmarTalk Warrant Shares. No payment will be made for fractional interests.

EXCHANGE PROCEDURE

     As of the Effective Time, SmarTalk will deposit, or will cause to be deposited, certificates representing the shares of SmarTalk Common Stock and cash in lieu of fractional shares with the Exchange Agent, who was mutually selected by SmarTalk and ConQuest, for the benefit of the holders of ConQuest Common Stock, for exchange in accordance with the Merger Agreement.

     Dividends. No dividends or other distributions declared on SmarTalk Common Stock after the Effective Time will be paid with respect to any shares of ConQuest represented by a ConQuest Common Stock certificate ("ConQuest Certificate"), until such ConQuest Certificate is surrendered for exchange according to the procedures described above and in the Merger Agreement and the letter of transmittal.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains various customary representations by ConQuest, SmarTalk and SMTK Sub as to, among other things: (i) authorized capital stock; (ii) possession of licenses; (iii) the accuracy of financial statements; (iv) the absence of untrue statements of material fact and inclusion of material facts in the Joint Proxy Statement/Prospectus and Registration Statement; (v) the absence of undisclosed liabilities; (vi) the absence of certain changes; (vii) the absence of legal proceedings; (viii) properties and title to assets; (ix) employee benefit plans; (x) taxes and tax returns; (xi) agreements and commitments; (xii) the ownership of intellectual property; (xiii) change in control payments; (xiv) customer relationships; (xv) brokers and finders; (xvi) fairness opinions; (xvii) the absence of alternative proposals; (xviii) the filing of certain documents with the Commission; (xix) the authorization of SmarTalk Common Stock; and (xx) recommendation by the SmarTalk Board to the SmarTalk Shareholders for approval of the principal terms of the Merger.

CERTAIN COVENANTS

     Pursuant to the Merger Agreement, SmarTalk and ConQuest have made various customary covenants relating to the Merger.

     Conduct of Business Prior to the Closing. ConQuest has agreed that, prior to the Closing, ConQuest and its subsidiaries will conduct their operations according to their usual, regular and ordinary course of business. Specifically, ConQuest has agreed that it will, among other things: (i) conduct its business, operations, activities and practices in the ordinary course consistent with past practice; (ii) not change its certificate of incorporation or bylaws; (iii) not change the number of its shares of authorized or issued capital stock, nor grant any option, warrant, call, right, commitment or agreement relating to its capital stock or other securities, nor issue, grant or sell any securities or obligations convertible into or exchangeable for its shares of capital stock, nor enter into any other agreement with respect to any of its capital stock, or any security convertible into or relating to any of its capital stock; (iv) not
(A) incur any indebtedness, (B) enter into any agreement requiring the maintenance of a specified net worth; (C) assume, guarantee, endorse, or otherwise become liable or responsible for the obligations of any other individual, firm or corporation, or (D) make any loans, advances or capital contributions to, or investments in, any other individual, firm or corporation;
(v) use reasonable commercial efforts to preserve its business organization intact, to keep available the present services of employees and to preserve the goodwill of suppliers, customers and others with whom business relationships exist; (vi) maintain efforts to collect accounts receivable; (vii) pay accounts payable in the ordinary course; (viii) not change any accounting or tax principle or practice of ConQuest; and (ix) not take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of its businesses, or otherwise, which would be contrary to the Merger Agreement, or which would cause any of the representations of ConQuest contained in the Merger Agreement to be or become untrue in any material respect.

     SmarTalk has agreed (i) not to amend its articles of incorporation in a way that would adversely affect the terms and provisions of the SmarTalk Common Stock or the rights of the holders of such shares and (ii) not to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of their respective businesses, or otherwise, which would be contrary to the Merger Agreement, or which would cause any of the representations of SmarTalk or SMTK Sub contained in the Merger Agreement to be or become untrue in any material respect.

     Access to Properties and Records; Confidentiality. Between the date of the Merger Agreement and the Closing, ConQuest has agreed to permit SmarTalk's authorized representatives reasonable access to any and all premises, properties, contracts, comments, books, records and other information relating to ConQuest or its subsidiaries and will cause its officers and employees to furnish to SmarTalk and its authorized representatives any and all financial, technical and operating data and other information pertaining to the business of ConQuest or its subsidiaries, as SmarTalk will from time to time reasonably request, and upon the request of SmarTalk, deliver to SmarTalk true, correct and complete copies of all documents pursuant to the Merger Agreement or in any schedule delivered by ConQuest to SmarTalk in connection with the Merger Agreement, provided, however, that none of the information will contain pricing information unless requested in writing by SmarTalk. SmarTalk has agreed to cause its officers and employees to afford ConQuest and its advisors such access to any and all premises, properties, contracts, comments, books, records and other information about SmarTalk as ConQuest and its advisors reasonably deem necessary for purposes of due diligence investigations relating to the transactions contemplated by the Merger Agreement and for disclosures to ConQuest's stockholders relating to such transactions.

     SmarTalk and ConQuest have acknowledged and agreed that during the course of negotiations in connection with the Merger Agreement and the transactions contemplated thereby, each of SmarTalk and ConQuest may come into possession of the other's confidential information. Each of SmarTalk and ConQuest has agreed to use its best efforts to cause its employees and agents to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of counsel, by other requirements of law, all of the other's confidential information; and neither SmarTalk nor ConQuest will disclose the other's confidential information to any person, except as otherwise may reasonably be necessary to carry out the transactions contemplated by the Merger Agreement, including any business or due diligence review. Neither SmarTalk nor ConQuest will use or disclose any nonpublic information obtained from the other except for the purposes described in the Merger Agreement. If the Merger Agreement is terminated, then upon the written request of the other party, SmarTalk or ConQuest, as the case may be, will promptly return or cause to be returned all documents and all copies thereof furnished by such party and held by the other or its representatives containing such confidential information. Notwithstanding anything to the contrary in the Merger Agreement or set forth in that certain Letter, dated May 12, 1997, addressed by SmarTalk and Salomon Brothers Inc to ConQuest, if ConQuest's Board of Directors accepts an Alternative Proposal (as hereinafter defined), any restrictions on, or covenants to refrain from: (i) inducing or actively attempting to influence any employee or consultant of ConQuest or any of its subsidiaries to terminate such employee's or consultant's employment or consultancy with ConQuest or any of its subsidiaries; or (ii) the hiring of such employees or consultants of ConQuest or any of its subsidiaries, on the part of SmarTalk or any of its subsidiaries, will terminate immediately thereafter.

     Alternative Proposals. ConQuest has agreed that prior to the Effective Time, it will not permit its officers, directors, employees, agents and representatives to initiate, solicit or encourage any inquiries or the making or implementation of any proposal or offer for a merger or other business combination involving ConQuest or for the acquisition of, or the acquisition of a controlling equity interest in, or all or a substantial portion of the assets of, ConQuest (any such proposal or offer being hereinafter referred to as an "Alternative Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal, other than as contemplated by the Merger Agreement, and that it will notify SmarTalk immediately of any such inquiries, proposals or requests for information. However, the ConQuest Board is not prohibited from furnishing information to, or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Alternative Proposal, if, and only to the extent that, (A) the ConQuest Board, based upon the written advice of outside counsel, determines in good faith by a majority vote that such action is appropriate in order to comply with its fiduciary duties to stockholders imposed by law and such proposal is, in the written advice of Hackman, Baring, more favorable to ConQuest's stockholders from a financial point of view than the transactions contemplated by the Merger

Agreement, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, ConQuest provides written notice to SmarTalk and (C) ConQuest keeps SmarTalk informed of the status and all material information with respect to any such discussions or negotiations.

     Consents. ConQuest has agreed to use commercially reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties necessary, or, in the reasonable opinion of SmarTalk, desirable for the purpose of: (i) consummating the transactions contemplated by the Merger Agreement; or
(ii) enabling ConQuest to continue to conduct its business in the ordinary course after the Closing.

     SmarTalk has agreed to use commercially reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties necessary for it to consummate the transactions contemplated by the Merger Agreement.

     Affiliate Letters. ConQuest has agreed to deliver to SmarTalk at least thirty (30) days prior to the Closing Date a list of names and addresses of those persons who were, in ConQuest's reasonable judgment, as of the record date, "affiliates" of ConQuest (each such person, an "Affiliate") within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act. ConQuest will provide SmarTalk with such information and documents as SmarTalk will reasonably request for purposes of reviewing such list. ConQuest will deliver or cause to be delivered to SmarTalk, prior to the Closing Date, an Affiliate Letter from each of the Affiliates identified in the foregoing list. SmarTalk will be entitled to place legends as specified in such Affiliate Letters on the certificates evidencing any SmarTalk Common Stock to be received by such Affiliates pursuant to the terms of the Merger Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the SmarTalk Common Stock, consistent with the terms of such Affiliate Letters.

     Indemnification of Directors and Officers. SmarTalk agrees that all rights to indemnification or exculpation now existing in favor of the present and former directors, officers, employees and agents of ConQuest and any of its subsidiaries for actions taken in their capacities as directors and officers as provided in its articles of incorporation, bylaws, indemnification agreements or otherwise in effect as of the date of the Merger Agreement with respect to matters occurring prior to the Effective Time, will survive the Merger and will continue in full force and affect for a period of six years following the effective time; provided, however, that: (i) in the event that any claim is asserted or made within such six-year period, all rights to indemnification in respect of any such claim will continue until final disposition of such claim; and (ii) in no event will SmarTalk be obligated to expend, in order to maintain or provide insurance coverage pursuant to this paragraph, any amount for such six-year period in excess of the Maximum Amount as of the date of the Merger Agreement. If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, SmarTalk will use reasonable best efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for a premium equal to the Maximum Amount. SmarTalk further agrees that, during such six-year period (as tolled pursuant to clause (i) above), to the greatest extent permitted by applicable law, regulations and its organizational documents or bylaws as in effect of the date of the Merger Agreement, it will indemnify, defend and hold harmless individuals who were officers and directors of ConQuest as of the date of the Merger Agreement or immediately prior to the Effective Time for any claim or loss arising out of their actions or omissions while a director or officer, including any acts or omissions relating to the Merger Agreement or the transactions contemplated by the Merger Agreement, and will pay, as and when incurred, the expenses, including attorneys' fees, of such individuals in advance of the final resolution of any claim, provided such individuals will first execute an undertaking acceptable to SmarTalk to return such advances in the event it is finally determined such indemnification is not allowed under applicable law.

CONDITIONS TO THE MERGER

     The obligations of SmarTalk and ConQuest under the Merger Agreement are subject to the satisfaction or waiver at or prior to the Closing of certain conditions, including: (i) each of the representations and warranties of SmarTalk, SMTK Sub and ConQuest, as the case may be, contained in the Merger Agreement being true and correct in all material respects at the date of the Merger Agreement and, unless otherwise specified, on the Closing Date; (ii) the performance by SmarTalk, SMTK Sub and ConQuest, as the case may be, of each of their respective obligations in all material respects contained in the Merger Agreement; (iii) the approval of the Merger Agreement and the transactions contemplated thereby by the requisite vote of the ConQuest Stockholders and receipt by SmarTalk of the required SmarTalk shareholder approval or a waiver from Nasdaq of such approval of the SmarTalk Shareholders;
(iv) receipt of all material notices to, all material consents, authorizations, approvals, and waivers from, third parties required to consummate the Merger and written consent by each holder of options or warrants or any other right exercisable for ConQuest Common Stock to the conversion contemplated by the Merger Agreement to the extent necessary; (v) receipt of opinions by counsel to SmarTalk and ConQuest; (vi) the absence of any threatened, instituted or pending suit, action, investigation, inquiry or other proceeding by or before any court of governmental or other regulatory or administrative agency or commission seeking an order, judgment or decree which, in the reasonable judgment of SmarTalk or ConQuest, as the case may be, would, if issued, restrain, prohibit or render unlawful the consummation of the transactions contemplated in the Merger Agreement, or any of them, or require rescission of the Merger Agreement, and no such action will seek damages in a material amount by reason of the transactions contemplated thereby and there will not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for in the Merger Agreement, or any of them, not be consummated as so provided, and no substantive legal objection to the transactions contemplated by the Merger Agreement will have been received from or threatened by any governmental authority; (vii) the absence of any event or change that could have a material adverse effect on SmarTalk or ConQuest, as the case may be; (viii) receipt by SmarTalk at the Closing of the certificate of incorporation of ConQuest and each of its subsidiaries certified (not more than ten days prior to the date of Closing) by the appropriate governmental authority of the state of Delaware; (ix) receipt by SmarTalk of a certification in accordance with Treasury Regulations Section 1.1445-2(b)(3) certifying that stock in ConQuest is not a real property interest; (x) the net debt of ConQuest not exceeding $5 million; (xi) neither ConQuest nor any of its subsidiaries having made payments to any person or entity of a nature that would be required to be disclosed pursuant Regulation S-K of the Exchange Act if such regulation were applicable to ConQuest and that are not disclosed in the schedules attached to the Merger Agreement; (xii) the Registration Statement having become effective and continuing in effect at the Effective Time, and no stop order suspending effectiveness of the Registration Statement having been issued, no action, suit, proceeding or investigation by the Commission to suspend the effectiveness thereof having been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the Smartalk Common Stock to be issued to the ConQuest Stockholders in connection with the Merger having been received; (xiii) ConQuest stockholders voting against the Merger Agreement or giving notice in writing to ConQuest at or before the applicable ConQuest Stockholders' Meeting that such stockholder dissents from the Merger Agreement, in the aggregate, not holding more than 11.5% of ConQuest Common Stock; (xiv) all permits, authorizations, consents, orders or approvals of or declarations or filings with, and all expirations of waiting periods imposed by any governmental body, agency or official which are necessary for the consummation of the transactions contemplated by the Merger Agreement, having been filed, having occurred or having obtained and be in full force and effect; and (xv) the SmarTalk Common Stock to be issued in the Merger or issuable upon exercise of stock options or warrants for ConQuest Common Stock having been authorized for inclusion in Nasdaq, subject to official notice of issuance.

TERMINATION

     The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by the mutual consent of SmarTalk and ConQuest. The Merger Agreement may also be terminated and the Merger abandoned by the SmarTalk Board or the ConQuest Board: (i) if the Merger is not consummated by January 31, 1998; provided, however, that the right to terminate the Merger Agreement shall not be available to any party that breached in any material respect its obligations under the Merger Agreement in a manner that proximately contributed to the failure to consummate the Merger by that date; (ii) if the ConQuest Special Meeting shall not have been convened prior to November, 30, 1997 or ConQuest Stockholder's approval of the Merger Agreement will not have been obtained at the ConQuest Special Meeting or at any adjournment thereof; (iii) if a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement; provided, that the party seeking to terminate the Merger Agreement has used all reasonable efforts to remove such injunction, order or decree; or (iv) if SmarTalk will have failed to obtain prior to November 30, 1997 either (A) a waiver from Nasdaq of the required shareholder approval or (B) approval of the SmarTalk Shareholders. The Merger Agreement may also be terminated and the Merger abandoned by ConQuest: (1) upon not less than five (5) business days notice to SmarTalk prior to the earlier of the public announcement of a recommendation of an Alternative Proposal by the ConQuest Board or of ConQuest's termination of the Merger Agreement, if, before the approval of the Merger Agreement by the ConQuest Stockholders is obtained, the ConQuest Board determines in the exercise of its good faith judgment as to fiduciary duties to its stockholders imposed by law, as advised by outside counsel to ConQuest, that termination is appropriate by reason of an Alternative Proposal being made; (2) if there has been a breach by SmarTalk or SMTK Sub of any representation or warranty contained in the Merger Agreement which would have a material adverse effect on SmarTalk; (3) if there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement by SmarTalk, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by ConQuest to SmarTalk; (4) if any event or change has occurred since December 31, 1996 which individually or in the aggregate would constitute a material adverse effect with respect to SmarTalk; or (5) if SmarTalk will not have filed the Registration Statement with respect to the transactions contemplated by the Merger Agreement on or before October 15, 1997, or if such Registration Statement is not declared effective by the Commission by November 30, 1997. The Merger Agreement may also be terminated and the Merger abandoned by SmarTalk: (a) if the ConQuest Board withdraws or modifies its approval or recommendation of the Merger Agreement or the Merger in a manner materially adverse to SmarTalk or recommends an Alternative Proposal to the ConQuest Stockholders; (b) if there has been a breach by ConQuest of any representation or warranty contained in the Merger Agreement which could have a material adverse effect on ConQuest; or (c) if there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement on the part of ConQuest, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by SmarTalk to ConQuest.

     Effect of Termination and Abandonment. If an Alternative Proposal is made, the Merger Agreement is terminated pursuant to clause (ii), (1), (a), (b) or (c) as specified in the preceding paragraph and a definitive agreement with respect to an Alternative Proposal is executed within one year after such termination, then ConQuest shall pay to SmarTalk a fee of $3,400,000 not later than two business days after execution of such definitive agreement. The Merger Agreement provides that if ConQuest fails to pay the termination fee when due, ConQuest will pay SmarTalk's costs and expenses (including attorneys' fees) in connection with any action taken to collect payment, together with interest on the amount of the fee at the rate of 8% from the date such fee was required to be paid.

EXPENSES

     All expenses in connection with the preparation of the Merger Agreement and the Registration Statement and of the purchase of ConQuest Common Stock, including, without limitation, counsel fees and expenses, accounting fees and expenses, investment advisor's fees and disbursements, will be borne by the respective parties which incurred such expense. Upon consummation of the Merger, SmarTalk will succeed to the obligation to pay all such reasonable fees and expenses.

                              BUSINESS OF SMARTALK

GENERAL

     SmarTalk is one of the largest providers of prepaid telecommunications products and services in North America, offering convenient, easy to use and cost-effective telecommunications solutions to individuals and businesses primarily through the SmarTalk Card. The SmarTalk Card provides consumers with a single point of access to prepaid telecommunications services at a fixed rate charge per minute regardless of the time of day or, in the case of domestic calls, the distance of the call. SmarTalk's services currently include domestic calling, international long distance calling (outbound to more than 200 countries and inbound from more than 30 countries), as well as enhanced features such as speed dial, message delivery, sequential calling, conference calling, content delivery, and voice and fax mailboxes. The SmarTalk Card may be recharged either on-line with a major credit card or, in select retail locations, at point-of-sale, allowing the user to add minutes as needed. SmarTalk's revenues and minutes decremented increased, respectively, from $453,916 and 2,774,157 for the year ended December 31, 1995, to $15,021,060 and
67,317,886 for the year ended December 31, 1996 and to $39,730,845 and 181,253,093 for the nine months ended September 30, 1997.

     SmarTalk's primary marketing and distribution focus is to target individuals and small businesses through major national and regional retailers. The SmarTalk Card is sold at select retail locations throughout the United States, including locations operated by the following leading retailers:
American Stores (which includes Jewel/Osco Combo Stores, Osco Drug Stores and Sav-On Drug Stores and Acme Grocery), Bergen Brunswig Drug Company (Good Neighbor Pharmacies), Best Buy, Bradlees, Builders Square, Dayton's, Future Shop, The Good Guys, Nix Check Cashing, Office Depot, OfficeMax, Pamida, Penn Daniels, Service Merchandise, Staples, Star Market, Stop & Shop, Thrifty Oil and Venture Stores. In addition, through the GTI Acquisition, SmarTalk substantially increased its presence in the supermarket and drug store segments, gaining distribution through such leading national retailers as Dominick's Finer Foods, Eckerd Drug, Food4Less and Ralphs Supermarkets. SmarTalk believes that it has been able, and plans to continue, to expand its retail network by: (i) leveraging its market position and the growing reputation and recognition of the SmarTalk brand; (ii) providing consumers with quality and reliability while continually updating the convenience and enhanced features of its products and services; and (iii) increasing awareness among retailers as to the benefits of selling the SmarTalk Card and providing retailers with effective merchandising solutions.

     In addition to its retail distribution strategy, SmarTalk is continuing to develop alternative marketing and distribution channels. In the tour and travel industry, SmarTalk recently entered into multi-year exclusive agreements with HFS Incorporated ("HFS") and Choice, the two largest hotel franchisers in the United States, to market SmarTalk products and services to such leading national franchises as Avis, Choice, Clarion Hotels, Comfort Inn, Days Inn, EconoLodge, Howard Johnson, Knights Inn, Quality Inn, Ramada, Sleep Inn and Travelodge. SmarTalk also plans to increase its distribution through automatic teller machines ("ATMs") and vending machines. Through its strategic relationship with AmeriCash, SmarTalk is supplying the SmarTalk Card for distribution through ATMs to be located in certain Simon DeBartolo Group properties, including the Mall of America and the Forum Shops. In addition, SmarTalk markets its products and services to corporate customers by providing co-branded prepaid calling cards for use in corporate and product promotions. SmarTalk has created promotional programs for AirTouch Cellular, American Stores (in conjunction with Kodak and Hallmark Cards), Cellular One, Chase Manhattan Bank, Days Inn, Gillette, Hewlett-Packard, JVC, Knights Inn, Mars Candy, Miller Brewing, Nabisco, Prudential Securities, Smart & Final Iris, Pfizer and Wells Fargo Bank. SmarTalk also markets the SmarTalk Card through direct marketing channels, including the Internet and retailer catalog sales.

     SmarTalk's services are delivered through proprietary switching, application and database access software running on the SmarTalk Platforms. SmarTalk owns and operates the VoiceChoice Platform, which was acquired from Pacific Bell Information Services ("PBIS") in 1996, and a second platform which was acquired in the GTI Acquisition. The other two SmarTalk Platforms are owned and operated by West Teleservices. The SmarTalk Platforms and SmarTalk's proprietary software allow users in the system to access SmarTalk's services, and provide SmarTalk with the flexibility to customize and add features to SmarTalk's services on a platform-wide basis. SmarTalk has also developed a proprietary in-house data reporting system, the SmarTrac

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System, which tracks inventory, controls fraud, monitors usage by card and retailer and allows SmarTalk to provide certain marketing information to its retailers and business customers.

     SmarTalk believes that its principal competitive advantages are its: (i) leading market position and well established reputation and presence among major retailers; (ii) advanced telecommunications infrastructure; and (iii) management team, which has extensive marketing, merchandising and telecommunications experience. SmarTalk seeks to leverage its competitive advantages in implementing the key elements of its growth strategy, including: (i) increasing penetration of retailers; (ii) expanding alternative distribution channels;
(iii) enhancing growth and profitability through strategic acquisitions; (iv) developing new products and services; and (v) building consumer loyalty and increasing SmarTalk Card recharges.

RECENT DEVELOPMENTS

     On October 22, 1997, SmarTalk entered into a definitive agreement to acquire the selected assets of the retail prepaid phone card business of Frontier, a New York-based long-distance phone company. If the pending Frontier Acquisition is consummated, SmarTalk will pay $35,000,000 in cash, subject to adjustments, to Frontier. Further, SmarTalk may be required to pay to Frontier an additional $1,500,000 in SmarTalk Common Stock if certain conditions are met. The parties currently anticipate the transaction to be completed in the fourth quarter of 1997.

     Frontier is the fifth-largest long-distance company in the United States and distributes prepaid calling cards in 4,000 retail outlets, including King Soopers supermarkets, Qwik Shops and Wegmans.

     There can be no assurance that the pending Frontier Acquisition will be completed, or, if completed, as to the timing of such completion. Furthermore, there can be no assurance that the pending Frontier Acquisition will be successful. See "RISK FACTORS -- Risks Relating to the
Companies -- Uncertainties Regarding Consummation of the Frontier Acquisition."

INDUSTRY OVERVIEW

     The $85 billion U.S. long distance industry is dominated by the nation's three largest long distance providers, AT&T, MCI and Sprint, which together generated approximately 75.3% of the aggregate revenues of all U.S. long distance interexchange carriers in 1996. While industry revenues have grown at a compound annual rate of 6.7% since 1984, the revenues of carriers other than AT&T, MCI and Sprint have grown at a compound annual rate of 26.4% during the same period. As a result, the aggregate market share of all interexchange carriers other than AT&T, MCI and Sprint has grown from 2.6% in 1984 to 24.7% in 1996. During the same period, the market share of AT&T declined from 90.1% to 46.2%.

     The changing market for telecommunications services created an opportunity for the growth of alternative long distance and telecommunications services providers, including prepaid calling card sales. SmarTalk believes that the affordable pricing, convenience and enhanced features of prepaid calling cards have attracted price sensitive consumers, business travelers, international callers and other users of long distance services. The domestic prepaid calling card industry has grown significantly in recent years. Prepaid calling card revenues in the U.S. have grown from an estimated $20 million in 1990 to an estimated $1 billion in 1996, making prepaid calling card services one of the fastest growing segments of the telecommunications industry. Industry sources project the total U.S. prepaid calling card market to reach $2.6 billion in 2001. SmarTalk believes that it is well positioned to capitalize upon the expanding prepaid calling card market due to its strong presence in national retail and alternative distribution channels.

THE SMARTALK STRATEGY

     SmarTalk's objective is to strengthen its position further as a leading provider of prepaid telecommunications products and services. SmarTalk's strategy for achieving that objective includes the following key elements:

     Increase Penetration of Retailers. SmarTalk intends to continue to increase its sales through the retail distribution channel by increasing the number of retailers at which the SmarTalk Card is sold and increasing

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the number of SmarTalk Cards sold at each retail location. SmarTalk believes that it can add to its network of major national and regional retailers by continuing to build awareness among retailers as to: (i) the profit potential of offering telecommunications services at retail; (ii) the minimal space required to offer the SmarTalk Card at retail; and (iii) the ability to generate ongoing residual revenues through participation in consumer recharges. SmarTalk uses a combination of in-house and independent sales representatives to service its customers. Currently, SmarTalk is in the process of restructuring its retail sales and marketing program further to increase penetration of specific retail segments, such as grocery and drug stores, convenience stores, and office supplies and electronics retailers, and has reorganized its retail sales force to support this strategy. Each retail segment will be headed by a regional sales and marketing executive. In-house and independent sales and marketing representatives will focus on specific retail segments based upon their experience, expertise and relationships in those specific retail segments.

     SmarTalk believes that it can increase the number of SmarTalk Cards sold through existing retail locations by: (i) continuing to add points-of-sale within each store; (ii) improving SmarTalk's merchandising techniques and materials, which include customized retail packaging and complete display and signage systems, co-op advertising and MDF to access shelf space; and (iii) raising consumers' awareness of the convenience and cost savings available through the SmarTalk Card. SmarTalk recently created a national store merchandising group in an effort to maximize the effectiveness of its merchandising techniques and materials. SmarTalk also employs marketing techniques designed to encourage consumers who may not have tried prepaid calling card products to use the SmarTalk Card, including "gift with purchase", special event programs such as those for Mother's Day and Christmas and other promotions. SmarTalk also plans to expand its licensing of entertainment and other properties, which have included Star Wars and James Bond, both to increase sales and build consumer awareness.

     Expand Alternative Distribution Channels. SmarTalk believes it can continue to expand its presence in alternative distribution channels, in order to complement its current retail distribution strategy, by leveraging existing and establishing new strategic relationships, developing promotional programs, utilizing direct marketing and expanding into international markets.

     Through its recent alliances with HFS and Choice, SmarTalk plans to become a major provider of prepaid telecommunications products and services to the tour and travel industry by marketing its products and services to such leading national franchises as Avis, Clarion Hotels, Comfort Inn, Days Inn, EconoLodge, Howard Johnson, Knights Inn, Quality Inn, Ramada, Sleep Inn and Travelodge. SmarTalk also plans to increase its distribution through ATMs and vending machines. Through its strategic relationship with AmeriCash, SmarTalk is supplying the SmarTalk Card for distribution through ATMs to be located in certain Simon DeBartolo Group properties including the Mall of America and the Forum Shops. SmarTalk also plans to develop strategic relationships with additional partners in order to increase awareness of SmarTalk and its services and broaden its consumer base. SmarTalk anticipates that, as it continues to develop and strengthen the SmarTalk brand name, SmarTalk will attract additional strategic partners.

     SmarTalk plans to broaden its promotional programs by capitalizing on the SmarTel Acquisition and SmarTel's established business and consumer base. SmarTel has created promotional programs for Gillette, Hewlett-Packard, Knights Inn, Nabisco, Pfizer, Prudential Securities, Ramada, Wells Fargo Bank and Wingate Inn. In addition, SmarTalk is presently creating programs for Avis, Days Inn, Howard Johnson, Super 8, Travelodge and Villager Lodge.

     Additionally, SmarTalk plans to enhance its direct marketing programs, which currently include print, broadcast, the Internet, catalog and other means of direct marketing. SmarTalk also plans to broaden its sales to consumers outside the U.S. by expanding its distribution to Office Depot and Future Shops located in Canada and by leveraging its recent acquisition of Cardinal Voicecard Limited, a prepaid calling card company in Canada.

     Enhance Growth and Profitability Through Strategic Acquisitions. Since its inception in 1994, SmarTalk has experienced substantial internal growth that has been enhanced through the acquisition of select telecommunications products and services businesses, including SmarTalk's recent acquisitions of SmarTel and GTI, and its pending acquisition of the Frontier Selected Assets. SmarTalk plans to continue pursuing

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strategic acquisitions that complement its existing business and further its strategy. SmarTalk believes that the benefits of such acquisitions could include: (i) growing SmarTalk's distribution network; (ii) enhancing the technological infrastructure of SmarTalk; (iii) increasing purchasing power; and
(iv) generating overhead and other cost savings and benefits related to increasing economies of scale.

     Develop New Products and Services. SmarTalk plans to leverage its existing sales, marketing and technological infrastructure to develop and market new products and services to consumers. Currently, SmarTalk is developing for sale at retail a branded or co-branded prepaid wireless product for use in conjunction with wireless handsets. This product would give existing and new wireless consumers the opportunity to take advantage of cost-effective and controlled wireless services on a prepaid basis. SmarTalk also plans to increase the enhanced features and services of the SmarTalk Card by, for example, offering a combined source for voice and fax mailboxes and e-mail messaging. In addition, SmarTalk is exploring the possibility of increasing the convenience of the SmarTalk Card by introducing voice recognition technology.

     Build Consumer Loyalty and Increase Recharge. SmarTalk believes that the quality and convenience provided by the SmarTalk Card build consumer loyalty and stimulate recharge sales. SmarTalk believes its state-of-the-art systems, service redundancy and quality long distance carriers enable it to provide reliable, high-quality service to its consumers. To make the SmarTalk Card convenient and easy to use, SmarTalk provides 24-hour on-line customer service and offers on-line, and at select retail locations, point-of-sale, recharge services. In addition, SmarTalk has designed the SmarTalk Card to provide consumers with incentives to reuse the SmarTalk Card. Users are able to establish a personal speed dial directory and customize other convenience features. Furthermore, each consumer who subscribes to the voice and fax mailbox feature receives a distinct toll-free number. Consumers retain the same PIN, personal speed dial directory, toll-free voice and fax mailbox number and other convenience features for as long as they continue to use and recharge the same SmarTalk Card. SmarTalk believes these convenience features personalize the SmarTalk Card, and, together with the quality and convenience provided by the SmarTalk Card, develop consumer loyalty and stimulate recharge sales. On-line recharge enables SmarTalk to make direct sales to consumers while providing an incentive to retailers to maintain SmarTalk as their exclusive supplier of prepaid calling cards, as retailers enjoy ongoing revenue streams from the recharge of SmarTalk Cards originally sold in their stores.

PRODUCTS AND TELECOMMUNICATIONS SERVICES

     The SmarTalk Card provides consumers with a single point of access to convenient, easy to use, cost-effective telecommunications products and services at a fixed rate charge per minute regardless of the time of day or, in the case of domestic calls, the distance of the call. The SmarTalk Card enables consumers to place local, long distance and international calls from virtually any touchtone phone, without the need for coins, operator assistance, collect or other third party billed calls. Consumers can use the SmarTalk Card to place international long distance calls from the U.S. to more than 200 countries at rates that are generally lower than the standard card plan rates currently charged by AT&T, MCI and Sprint or the rate charged for a direct call from a payphone or hotel room. A connection through the SmarTalk Platforms also costs less than a typical operator assisted connection, a collect call, and most major carrier prepaid calling card calls, including AT&T, MCI and the Regional Bell Operating Companies (the "RBOCs"). Consumers can also utilize the SmarTalk Card to make international calls to the U.S. from more than 30 foreign countries. SmarTalk eventually expects to enable consumers to place international calls within, to and from most countries in the world.

     Card users access services by dialing a toll-free "800" number and entering a PIN printed on the back of the card. The system explains the service on a user's first call and guides callers through all of the card's features. Prior to any call being processed, the system informs the caller of the time remaining on the card. The consumer is also notified when there are five minutes and again when there are two minutes of calling time remaining on the SmarTalk Card. Time spent on a call or using the card's enhanced features is automatically deducted from the remaining time on the card or billed to a pre-authorized corporate account. The SmarTalk Card is paid for in advance and issued in specified time increments, typically 30, 60 and 120 minutes, at favorable per minute rates. A SmarTalk Card expires six months after the date such SmarTalk

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Card is first activated if not recharged, or if not activated on the expiration date printed on such SmarTalk Card.

     Consumers access SmarTalk's services through one of the SmarTalk Platforms. The SmarTalk Platforms are designed in a manner which allows SmarTalk to customize or add features and services to the SmarTalk Card on a platform-wide basis. Generally, calls accessing enhanced telephonic features are charged for such access as disclosed by computerized voice prompts at the time such features are being accessed. SmarTalk attempts to design and develop enhanced services in order to increase the marketability of the SmarTalk Card and satisfy consumer requirements. SmarTalk believes that offering enhanced services will attract additional consumers to SmarTalk's services, promote brand loyalty and result in additional product usage. See "-- The SmarTalk Platforms."

     Consumers are currently provided with the option of accessing the following services:

     Speed Dial. Consumers can create their own personal speed dial directory which can then be accessed each time the consumer uses the PIN on which the directory has been created. This feature permits consumers to place calls to any of nine frequently dialed numbers by pressing two buttons. Currently, SmarTalk provides a first-time user of a particular PIN with a limited amount of free time to set up their personal speed dial directory. The personal speed dial directory created by the consumer is inaccessible to the consumer once all of the prepaid minutes on the SmarTalk Card associated with the directory have been utilized. SmarTalk believes that the speed dial feature increases the likelihood that consumers will recharge their SmarTalk Cards in order to retain their personal speed dial directory.

     Message Delivery. Consumers can record a message for the recipient of a call if the recipient does not answer or if the line is busy. SmarTalk's system will make multiple attempts to deliver the message over a period of six hours, and then notify the consumer the next time the consumer accesses SmarTalk's system whether the message was delivered and, if so, the time at which it was delivered.

     Sequential Calling. Consumers can make additional calls without exiting the platform and entering it again. SmarTalk believes that this feature encourages users to place multiple phone calls each time they use their SmarTalk Cards.

     Conference Calling. Consumers can initiate conference calls from virtually any touchtone phone by adding a third party to the call. The conference calling feature is automated and does not require operator assistance. Voice prompts assist the consumer through the procedure to establish the conference call. A consumer using the conference calling feature is deducted time on two outbound calls, therefore leveraging the cost to SmarTalk of one inbound call. See
"-- The SmarTalk Platforms."

     Content Delivery. Consumers are able to access headline news, sports updates, weather reports and other information updates, provided by SmarTalk through a digital feed from several selected on-line suppliers. These services are frequently updated, and the information is accessible by a series of menus presented to the consumer via voice prompts. Information is first presented in a general format, with the consumer then being given the option to retrieve more detailed information on the topic selected.

     Voice and Fax Mailboxes. SmarTalk offers consumers a secure, personalized voice mailbox which allows them to receive, retrieve, save and delete voice mail messages from virtually any touchtone phone. SmarTalk also offers consumers fax mailbox capability which allows consumers to receive, store and retrieve facsimile transmissions at any time by forwarding the facsimiled information to any facsimile machine or personal computer in the U.S. and certain parts of the world. The fax mailbox provides consumers with the convenience of controlling the time and location of receipt of facsimile transmissions, enhancing the consumer's ability to receive confidential facsimiles and receive facsimiles at multiple or changing locations. Each time the consumer accesses his or her SmarTalk Card, the consumer is notified if there are any new voice mail messages or facsimiles. The consumer also has the ability to elect to be notified of waiting facsimiles.

     In addition to the SmarTalk Card, SmarTalk currently offers a prepaid calling card through GTI, as well as co-branded and private label cards, which provide all or some of the services available through the

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SmarTalk Card. SmarTalk also provides prepaid calling card services to one of its strategic partners and certain other third parties. SmarTalk is currently working with retailers to offer a co-branded, pre-subscribed "1+" long distance service which would afford retailers the ability to offer long distance services to residential and small business consumers.

MARKETING AND DISTRIBUTION

     SmarTalk markets its services through multiple distribution channels which include: (i) sales to retailers; (ii) direct corporate programs and promotions; and (iii) direct response sales (which include recharge sales and sales generated through the Internet and retailer catalog sales, and in the near future, television advertising).

     Retail Channel. SmarTalk's primary marketing and distribution focus is to target individuals and small businesses through major national and regional retailers. SmarTalk's retail distribution channel encompasses diverse categories of retailers ranging from convenience stores to food and drug stores, department stores, mass merchandisers, office superstores and consumer electronics retailers. SmarTalk markets and distributes the SmarTalk Card nationwide to retailers both through a direct sales force and through its national sales organization of independent manufacturers' representatives which utilizes its relationships with retailers to introduce the SmarTalk Card and its services. SmarTalk believes that its broad retail distribution has resulted in SmarTalk becoming a leading brand at the retail level.

     Currently, the SmarTalk Card is sold at selected retail locations throughout the U.S., including locations operated by the following leading retailers: American Stores (which includes Jewel/Osco Combo Stores, Osco Drug Stores and Sav-On Drug Stores and Acme Grocery), Bergen Brunswig Drug Company (Good Neighbor Pharmacies), Best Buy, Bradlees, Builders Square, Dayton's, Dominick's Finer Foods, Eckerd Drug, Food4Less, Future Shop, The Good Guys, Nix Check Cashing, Office Depot, OfficeMax, Pamida, Penn Daniels, Ralphs Supermarkets, Service Merchandise, Staples, Star Market, Stop & Shop, Thrifty Oil and Venture Stores.

     Certain of those retailers have, from time to time, accounted for a significant percentage of SmarTalk's revenue. Based upon the value of shipments of SmarTalk Cards to retailers ("Retailer Shipment Value"), American Stores accounted for approximately 78%, 13% and 10%, respectively, and Office Depot accounted for approximately 0%, 19% and 12%, respectively, of the total Retailer Shipment Value for the year ended December 31, 1995, the year ended December 31, 1996 and the nine months ended September 30, 1997. No other retailer accounted for more than 10% of Retailer Shipment Value in more than one quarter during any of such periods.

     SmarTalk believes its success to date in rapidly expanding its retail network is attributable to management's ability to increase retailers' awareness of the profit potential of offering telecommunications services, the minimal space involved in offering the SmarTalk Card at retail and the ability of the SmarTalk Card to generate ongoing residuals for retailers through participation in recharge revenues. Unlike most products sold by retailers, the SmarTalk Card allows retailers to generate revenues beyond the initial sale of the SmarTalk Card by providing an ongoing revenue stream based on the number of minutes recharged on any SmarTalk Card sold by that retailer, so long as the retailer continues to offer the SmarTalk Card. SmarTalk believes that this program increases retailer loyalty to SmarTalk and creates a barrier for the retailer to switch to other prepaid calling cards. SmarTalk also uses computerized voice prompts to encourage the consumer to utilize the recharge option.

     In furtherance of its strategy, SmarTalk provides: (i) turnkey merchandising materials which include the availability of customized cards and retail packaging and complete display and signage systems which make display of the SmarTalk Card easy; (ii) retail promotion programs in which SmarTalk and the retailer share the costs of the promotion; and (iii) access to marketing information from the SmarTrac System.

     SmarTalk's turnkey merchandising and marketing program includes the availability of customized retail packaging and customized display and signage systems, as well as providing store detailing teams to facilitate

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the use of such packaging, display and signage systems. SmarTalk also provides promotional supplies to the retailer to assist the retailer in making the SmarTalk Card immediately available at various retail locations.

     SmarTalk uses a combination of in-house and independent sales representatives to service its customers. Currently, SmarTalk is in the process of restructuring its retail sales and marketing program further to increase penetration of specific retail segments, such as grocery and drug stores, convenience stores and office supplies and electronics retailers, and has reorganized its retail sales force to support this strategy. Each retail segment will be headed by a regional sales and marketing executive. In-house and independent sales and marketing representatives will focus on specific retail segments based upon their experience, expertise, and relationships in those specific retail segments.

     SmarTalk's retail promotional programs include various forms of co-op advertising programs and other incentive programs to access shelf space. SmarTalk believes that these programs, together with the residual revenues from recharge and SmarTalk's turnkey merchandising and marketing programs, create ongoing retailer involvement in support of marketing the SmarTalk Card.

     Retailers also benefit from the SmarTrac System, which enables SmarTalk to provide certain demographic information to a retailer on its consumers that utilize SmarTalk's services. This provides the retailer with valuable demographic data which it can use in formulating its marketing strategy. In addition, the SmarTrac System provides the retailer with the ability to deliver custom audio information, such as store openings and store advertisements, to the retailer's consumers when they access SmarTalk's system. See "-- The SmarTrac System."

     Direct Corporate Programs and Promotions. Corporate sales of SmarTalk's services generate revenue primarily through sales to corporations for promotional distribution and sales to corporations for employee use through the Corporate Advantage Program.

     SmarTalk markets the SmarTalk Card and co-branded prepaid cards for use in promotional marketing, including sales for corporate or product promotional campaigns, direct marketing programs, warranty registration or customer service programs and premium rewards for consumers. For example, a corporate promotional customer can provide custom designed cards featuring its logo or customized advertisement to consumers and can use the SmarTalk Card to reward consumers for purchasing a product, using a service or providing information. In addition, the SmarTrac System allows corporate promotional customers to learn the habits of those same consumers for future marketing strategies. SmarTalk has created promotional programs for American Stores (in conjunction with Kodak and Hallmark Cards), Cellular One, Chase Manhattan Bank, Days Inn, Gillette, Hewlett-Packard, JVC, Knights Inn, Mars, Miller Brewing, Nabisco, Prudential Securities, Smart & Final Iris, Pfizer, Wells Fargo Bank and AirTouch Cellular, among others. Similarly, corporate customers can utilize SmarTalk for warranty registration programs by inviting consumers to phone in their information to a dedicated "800" number rather than completing a warranty registration card. Information about the consumer can then be provided to the corporate customer from the SmarTrac System.

     SmarTalk also markets SmarTalk's services through the Corporate Advantage Program to businesses as a means to reduce long distance costs and better monitor long distance usage. Under the Corporate Advantage Program, employees who are away from their offices can utilize SmarTalk's services, thereby enabling businesses to reduce telecommunications costs, monitor call activity and allocate long distance costs. Businesses enrolled in the Corporate Advantage Program may request detailed monthly reports generated by the SmarTalk System for use in controlling expenses and in recapturing costs from clients, and can track the cost of any service to a particular client or matter by dialing an additional two digit customized code. Businesses that enroll in the Corporate Advantage Program can be billed on either a prepaid or monthly basis. Use of SmarTalk's services may result in substantial savings to business travelers by eliminating access and other surcharges that are typically added to calls made from a payphone or hotel room. In addition, SmarTalk believes its enhanced services will be attractive to its corporate customers because they allow the caller to access long distance, speed dial, message and facsimile delivery and future services.

     SmarTalk plans to broaden the Corporate Advantage Program and corporate promotional programs by: (i) expanding its sales force to include representatives that focus on business consumers; (ii) capitalizing on

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SmarTalk's strategic relationships; and (iii) leveraging its existing relationships with retailers by promoting its corporate programs to retailers already familiar with SmarTalk's services.

     Direct Response. SmarTalk also markets its services directly to consumers through direct response sales, which include recharge sales and sales generated through the Internet and retailer catalog sales, and in the future, television advertising, without requiring the issuance of a new SmarTalk Card.

     SmarTalk has developed on-line recharge of the SmarTalk Card which allows consumers to increase the number of minutes available on the SmarTalk Card without purchasing a new SmarTalk Card by using a major credit card, at rates up to $0.35 per minute. On-line recharge is designed to enable SmarTalk to make direct sales to consumers, to provide incentives to retailers to maintain SmarTalk as the exclusive supplier to the retailer and to create brand loyalty. With respect to recharge sales, SmarTalk continues to offer volume discounts, whereby consumers from time to time receive "free minutes" when recharging for the maximum time permitted and utilizes on-line advertising, in which a consumer is prompted to recharge his or her card.

     SmarTalk maintains a home page on the Internet. SmarTalk uses its Internet presence to provide the consumer with information as to the benefits of the SmarTalk Card, as well as to directly market the SmarTalk Card.

STRATEGIC PARTNERS

     SmarTalk has entered into strategic alliances with several major telecommunications and other companies which SmarTalk believes will further expand each of its distribution channels.

     West Teleservices. On June 1, 1996, SmarTalk entered into a Wholesale Distribution Agreement with West Teleservices whereby West Teleservices, a national telemarketing corporation, will purchase prepaid calling card services from SmarTalk for sale to West Teleservices' clients.

     HFS. On June 2, 1997, SmarTalk entered into an agreement with HFS, the largest hotel franchisor in the world, enabling SmarTalk to market SmarTalk Cards to over 7,800 properties nationwide. The five-year exclusive agreement allows SmarTalk access to the franchisees of the Avis, Days Inn, Ramada, Howard-Johnson, Knights Inn, Super 8, Travelodge, Villager Lodge and Wingate Inn systems for the sale of SmarTalk Cards. The agreement also allows SmarTalk to sell through ATMs located at the properties and to provide cards for incentive marketing programs including those targeting frequent travelers.

     Choice. On May 28, 1997, SmarTalk entered into an agreement with Choice giving SmarTalk the right to market SmarTalk Cards to over 2,800 properties nationwide. Choice is the second largest hotel franchisor in the world, marketing such brand names as Comfort Inn, Quality Inn, Econo Lodge, Sleep Inn, Clarion Hotels, Rodeway and MainStay Suites. The five-year exclusive agreement enables SmarTalk to sell long distance prepaid calling card products to the properties for distribution to travelers. The agreement also allows SmarTalk to sell through ATMs located at the properties and to provide cards for incentive marketing programs including those targeting frequent travelers.

     AmeriCash. On May 8, 1997, SmarTalk entered into a five-year exclusive agreement with AmeriCash, an owner and operator of ATMs. Under the agreement, SmarTalk will be the exclusive provider of prepaid long distance calling cards through the AmeriCash ATM network. AmeriCash provides ATMs to distribute cash and other products to hotels, car-rental agencies and retail stores. AmeriCash has a vendor agreement with HFS, as well as agreements with Choice, Target, Vail Associates and others.

     Polaroid. On May 8, 1997, SmarTalk entered into an exclusive strategic alliance with Polaroid whereby the companies will create private-label prepaid calling cards for leading national retailers and advertisers. SmarTalk will manufacture and distribute holographic SmarTalk Cards featuring Polaroid's patented holographic recording media.

     Simon Brand Ventures. On September 11, 1997, SmarTalk entered into an agreement with Simon Brand Ventures, an affiliate of Simon DeBartolo Group, the nation's largest publicly traded developer and operator of shopping malls, including the Mall of America and the Forum Shops, located at Caesar's Palace.

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The agreement will ultimately allow SmarTalk to sell long distance prepaid calling cards in more than 130 shopping malls nationwide.

THE SMARTRAC SYSTEM

     SmarTalk has developed the SmarTrac System, a proprietary in-house data reporting and tracking system that provides a series of database query and report capabilities that are used to track inventory, control fraud and monitor usage by card and retailer. SmarTalk markets the SmarTrac System's ability to provide customer and usage information to SmarTalk's retailers and business consumers. Data generated through the SmarTrac System also helps SmarTalk to minimize unauthorized use of the SmarTalk Card. For example, SmarTalk can determine whether multiple PINs are being used from any single telephone number, whether the same PIN is being used from many different parts of the country within a short period of time, or whether an unreasonable number of invalid PINs are being entered from any given telephone number. This data allows SmarTalk to monitor activity in an effort to limit fraudulent use of SmarTalk's services. SmarTalk believes that by providing a marketing tool as well as fraud control, the SmarTrac System provides SmarTalk with a competitive advantage.

THE SMARTALK PLATFORMS

     Consumers access SmarTalk's network through the SmarTalk Platforms. The SmarTalk Platforms are accessible from virtually any touchtone telephone in the U.S. and can communicate with telephones, personal computers, facsimile machines and pagers. The SmarTalk Platforms feature multiple switches, thousands of inbound and outbound access ports for prepaid and corporate calling services, as well as voice response applications, high-speed database servers, voice recording capability and credit card verification software, among other capabilities. This structure provides SmarTalk's consumers with high capacity and reliable telecommunications products and services.

     The SmarTalk Platforms are controlled by proprietary database access software that was developed by SmarTalk. SmarTalk designed its proprietary software to be versatile and adaptable, and to work with the SmarTalk Platforms to provide users with efficient and reliable services. SmarTalk's proprietary software allows the SmarTalk Platforms to be easily expandable so that, as usage increases or new SmarTalk services are developed, the SmarTalk Platforms may evolve with the rest of SmarTalk's services. SmarTalk believes that the SmarTalk Platforms will be capable of processing all of SmarTalk's anticipated usage requirements. The modular and scaleable design of the SmarTalk Platforms and the related software allows expansion of network capacity without requiring replacement of existing hardware or software or interrupting service.

     SmarTalk acquired the VoiceChoice Platform from PBIS in 1996. Located in San Francisco, the VoiceChoice Platform was configured by PBIS and supports the SmarTalk Card as well as other interactive voice response applications. The VoiceChoice Platform is an integrated call processing system, in which calls are carried on the VoiceChoice Platform by T1 circuits from MCI and are presented to either of two Summa Four switches. Traffic is split evenly between the Summa switches to provide redundancy. Incoming calls to the VoiceChoice Platform are answered by a Summa Four switch, which is connected to voice response units ("VRUs"). The VRUs, in turn, interact with an Oracle database server that stores all user information. Resident on the switch is the software and hardware necessary to allow the switch to interact with, and accept input from, consumers. The VoiceChoice Platform software prompts consumers for their PIN. The software validates this information by querying the database of active PINs, and verifying that only one consumer is connected to the SmarTalk Platform using this PIN. Once the consumer has been identified, the software instructs the switch to present the consumer with various options, which the consumer can access by responding to voice prompts. If the consumer chooses to place an outbound telephone call, the software transmits the call over lines provided by the resident long distance provider. The voice response boxes are connected directly to SmarTalk's outbound long distance services providing SmarTalk's consumers fast processing of their telephone calls. The system is monitored by on-site analysts 24 hours a day to detect any potential problem.

     SmarTalk recently acquired the GTI Platform through the GTI Acquisition. Located in Winter Park, Florida, the GTI Platform consists of three Summa Four switches connected to a Digital UNIX switch server via TCP/IP. The acquisitions of the VoiceChoice Platform and GTI Platform provide SmarTalk with the opportunity to reduce its costs while giving SmarTalk a stronger technological infrastructure. This infrastructure enables SmarTalk to customize and add features, such as stand-alone interactive voice services which SmarTalk can market to corporate clients.

     The San Antonio call processing platform and the back-up Omaha call processing platform are owned and operated by West Teleservices and are similarly configured for high speed, capacity and reliability. West Teleservices provides interstate and international long distance services to SmarTalk through its agreement with AT&T. In addition, SmarTalk has added access to MCI service to the platforms maintained by West Teleservices. SmarTalk's call processing centers are redundant within themselves and, in certain instances, with each other. SmarTalk intends to develop database portability between the different platforms, thus ensuring redundancy in the event of a major technical or network problem at any of the facilities.

SMARTALK CUSTOMER SERVICE

     SmarTalk believes that effective and convenient customer service is essential to attracting and retaining consumers. SmarTalk's customer service department is responsible for assisting consumers in using SmarTalk's services, answering questions about usage, resolving billing related issues and resolving any technical problems. SmarTalk provides on-line customer support that is available 24 hours a day at the touch of a button. In addition, SmarTalk can identify calling activity by originating or destination phone number or other parameters. Customer service representatives can access detailed usage records through the SmarTrac System in order to efficiently answer consumers' questions or resolve consumers' concerns. SmarTalk also maintains a secondary corporate level customer service organization in SmarTalk's offices to address unique customer service requests which are not handled while a caller is in the system.

COMPETITION

     As a service provider in the long distance telecommunications industry, SmarTalk competes with numerous providers, including AT&T, MCI and Sprint. SmarTalk attempts to differentiate itself from its competitors by offering an integrated bundle of communications services through advanced telecommunications hardware and proprietary software and distributing these services primarily through retail channels, as well as a growing number of additional distribution channels. SmarTalk believes that its principal competitive advantages are its:
(i) well-established presence among major national and regional retailers; (ii) advanced telecommunications infrastructure including the SmarTalk Platforms and proprietary SmarTrac System; and (iii) management team, which has extensive marketing and merchandising expertise. SmarTalk believes that the principal competitive factors affecting the market for telecommunications services are price, quality of service, reliability of service, degree of service integration, ease of use, service features and name recognition. The ability of SmarTalk to compete effectively in the telecommunications services industry will depend upon SmarTalk's continued ability to provide high quality services at prices generally competitive with, or lower than, those charged by its competitors. See "RISK FACTORS -- Risks Relating to the Companies -- Competition."

GOVERNMENT REGULATION

     SmarTalk is currently subject to federal and state government regulation of its long distance telephone services. SmarTalk is regulated at the federal level by the FCC and is currently required to maintain both domestic interstate and international tariffs for its services, each containing the currently effective rates, terms, and conditions of service. SmarTalk is duly authorized under
Section 214 of the Communications Act of 1934, as amended, to provide international telecommunications services. The intrastate long distance telecommunications operations of SmarTalk are also subject to various state laws and regulations, including prior certification, notification, registration requirements and tariff approval. SmarTalk generally must obtain and maintain certificates of public convenience and necessity from regulatory authorities in most states in which it offers service. In most of these jurisdictions, SmarTalk must file tariffs and obtain tariff approval prior to providing intrastate services. In addition, SmarTalk must update or amend the tariffs and, in some cases, the certificates of public convenience and necessity, when rates are adjusted or new products are added to the long distance services offered by SmarTalk. The FCC and numerous state agencies also impose prior approval requirements on transfers of control and assignments of certain regulatory authorities.

     Federal. On February 8, 1996, President Clinton signed into law the Telecommunications Act which will allow local exchange carriers, including the RBOCs, to provide inter-LATA long distance telephone service and which, after certain criteria are fulfilled, also grants the FCC the authority to deregulate other aspects of the telecommunications industry. This legislation may result in increased competition in the industry, including from the RBOCs, in the future. The Telecommunications Act has effectively opened the long distance market to competition from the RBOCs. The entry of these well-capitalized and well-known entities into the long distance market will likely increase competition for long distance consumers. The Telecommunications Act also grants the FCC the authority to deregulate other aspects of the telecommunications industry, which in the future may, if authorized by the FCC and authorized by the courts, facilitate the offering of telecommunications services by substantially larger regulated entities, including the RBOCs, in competition with SmarTalk.

     SmarTalk is classified by the FCC as a non-dominant carrier. The FCC has jurisdiction to act upon complaints against any common carrier for failure to comply with its statutory obligations. The FCC also has the authority to impose more stringent regulatory requirements on SmarTalk and to change its regulatory classification. SmarTalk has applied for and received all necessary authority from the FCC to provide domestic interstate and international telecommunications service. SmarTalk has been granted authority by the FCC to provide international telecommunications services through the resale of switched services of U.S. facilities-based carriers. The FCC reserves the right to condition, modify or revoke such international authority for violations of the Federal Communications Act or its rules.

     Both domestic and international non-dominant carriers currently must maintain tariffs on file with the FCC. Although the tariffs of non-dominant carriers, and the rates and charges they specify, are subject to FCC review, they are presumed to be lawful and are seldom contested. Prior to a recent court decision, domestic non-dominant carriers were permitted by the FCC to file tariffs with a "reasonable range of rates" instead of the detailed schedules of individual charges required of dominant carriers. In reliance on the FCC's past practice of allowing relaxed tariff filing requirements for non-dominant domestic carriers, SmarTalk filed reasonable range of rates schedules in its FCC tariff. As an international non-dominant carrier, SmarTalk is required to include detailed rate schedules in its international tariffs. Resale carriers are also subject to a variety of miscellaneous regulations that, for instance, govern the documentation and verifications necessary to change a consumer's long distance carriers, limit the use of "800" numbers for pay-per-call services, require disclosure of operator services and restrict interlocking directors and management.

     On March 21, 1996, the FCC initiated a rulemaking proceeding in which it proposed to eliminate the requirement that non-dominant interstate carriers such as SmarTalk maintain tariffs on file with the FCC for domestic interstate services. These rules have been appealed and are currently stayed pending the result of litigation.

     The Telecommunications Act of 1996 (Section 276) further mandated that the FCC promulgate rules to establish a per call compensation plan to ensure that all payphone providers are fairly compensated for each completed intrastate and interstate payphone initiated call, including calls on which payphone providers had not heretofore received compensation. Such calls included those placed to toll free numbers (800/888) such as operator assisted and prepaid calling card calls, and calls placed through network access codes. In September 1996, the FCC promulgated rules to implement Section 276 of the Telecommunications Act of 1996 which established a three-phase compensation plan for pay phone providers. Under the first phase, interexchange carriers with annual toll revenues of more than $100 million were to pay a total of $45.85 per payphone per month for all toll free and access code calls for the first year, commensurate with their portion of total interexchange revenues. All switched-based and facilities-based interexchange carriers were to pay $0.35 per call to each payphone provider during the second year (although payments could subsequently be recovered from resellers by the carriers), after which per call compensation rates were to be left to individual market-driven rates negotiated between payphone providers and interexchange carriers. On July 1, 1997 the D.C. Circuit Court of Appeals vacated significant portions of the FCC's rules including the $0.35 per call rate which was found to be arbitrary and capricious, and remanded the matter to the FCC for reconsideration. On remand, the FCC in September 1997, established a two-year "default" compensation rate of $0.284 per payphone-originated toll free or access code call. At the end of the two year interim period, the per call payphone compensation rate will be the deregulated market-based local coin rate less $0.066. This amount is payable by all "switched-based" interexchange carriers (but again may be passed through to non-facilities-based resellers). The revised FCC's rules became effective on October 7, 1997, but continue to be subject to regulatory and legal challenges. SmarTalk is unable to predict whether this regulation or other potential changes in the regulatory environment could have a material adverse effect on SmarTalk or Conquest.

     State. The intrastate long distance telecommunications operations of SmarTalk are subject to various state laws and regulations, including prior certification, notification, registration and/or tariff requirements. In certain states, prior regulatory approval may be required for changes in control of telecommunications operations. SmarTalk is currently subject to varying levels of regulation in the states in which it provides card services (which are generally considered "1+" services by the states). The vast majority of states require SmarTalk to apply for certification to provide telecommunications services, or at least to register or to be found exempt from regulation, before commencing intrastate service. The vast majority of the states require SmarTalk to file and maintain detailed tariffs listing rates for intrastate service. Many states also impose various reporting requirements and/or require prior approval for transfers of control of certified carriers and assignments of carrier assets, including consumer bases, carrier stock offerings and incurrence by carriers of significant debt obligations. Certificates of authority can generally be conditioned, modified, canceled, terminated or revoked by state regulatory authorities for failure to comply with state law and/or the rules, regulations and policies of the state regulatory authorities. Fines and other penalties, including, for example, the return of all monies received for intrastate traffic from residents of a state, may be imposed for such violations.

     SmarTalk has made the filings and taken the actions it believes are necessary to become certified or tariffed to provide intrastate card services to consumers throughout the U.S. SmarTalk is certified to do business as a foreign corporation in the 49 states outside of its state of incorporation, and has received authorization to provide intrastate telecommunications services in all states where certification is required. There can be no assurance that SmarTalk's provision of services in states where it is not licensed or tariffed to provide such services will not have a material adverse effect on SmarTalk. See "RISK FACTORS -- Risks Relating to the Companies -- Regulation."

FACILITIES

     SmarTalk's principal executive offices are located in approximately 13,439 square feet of office space in Los Angeles under a lease expiring January 10, 2002, and an additional 4,856 square feet, 28,417 square feet and 5,478 square feet, respectively, in Boston, Orlando, and San Francisco. SmarTalk believes its facilities are suitable for SmarTalk's current needs.

EMPLOYEES

     As of December 2, 1997, SmarTalk employed approximately 175 persons on a full-time basis. None of SmarTalk's employees are members of a labor union or are covered by a collective bargaining agreement. SmarTalk believes that its relations with its employees are good. SmarTalk believes that its future success will depend on its ability to attract and retain highly skilled and qualified employees to meet management and other requirements from time to time.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each of SmarTalk's directors and executive officers:

                  NAME            AGE                POSITION(S) WITH SMARTALK
        Robert H. Lorsch(1).....  47    Chairman and Chief Executive Officer
        Erich L. Spangenberg....  36    Vice Chairman and Chief Operating Officer
        Jeff Lindauer...........  36    President
        Richard M. Teich........  44    Executive Vice President
        Glen Andrew Folck.......  33    Vice President -- Finance; Chief Financial Officer;
                                        and Assistant Secretary
        David A. Hamburger......  27    Vice President -- Legal Affairs; General Counsel;
                                        and Assistant Secretary
        Gene Russell............  39    Senior Vice President -- Sales and Marketing
        Ahmed O. Alfi(2)........  41    Director
        Fred F. Fielding(3).....  58    Director
        Jeffrey I.                46    Director
          Scheinrock(2).........
        Robert M. Smith(1)(3)...  44    Director

---------------

(1) Member, Executive Committee of the Board of Directors.

(2) Member, Audit Committee of the Board of Directors.

(3) Member, Compensation Committee of the Board of Directors.

     Robert H. Lorsch co-founded SmarTalk and has served as the Chairman of the Board and Chief Executive Officer of SmarTalk since its inception in October 1994. Prior to forming SmarTalk, Mr. Lorsch served as president of Lorsch Creative Network, Inc. ("LCN"), a full service advertising and sales promotion agency formed by Mr. Lorsch in 1986.

     Erich L. Spangenberg has served as SmarTalk's Chief Operating Officer since April 1997, as a director of SmarTalk since August 1997 and as Vice Chairman of the Board since November 1997. Mr. Spangenberg also served as President of SmarTalk from April 1997 until November 1997. Prior to joining SmarTalk, Mr. Spangenberg was a Senior Vice President in the Investment Banking Group of Donaldson, Lufkin & Jenrette Securities Corporation since 1996. From 1985 until 1995, Mr. Spangenberg served as an associate and Partner with Jones, Day, Reavis & Pogue in Los Angeles.

     Jeff Lindauer has served as SmarTalk's President since November 1997. From 1984 until joining SmarTalk, Mr. Lindauer was with MCI where he held positions of increasing responsibility until November 1996 from which date Mr. Lindauer was General Manager of the MCI Pre-Paid Markets.

     Richard M. Teich co-founded SmarTalk and has served as SmarTalk's Executive Vice President since January 1996. From 1993 through 1995, Mr. Teich designed, developed and implemented various advertising and teleservices programs, including the implementation of interactive telephone sampling and promotion programs for consumer products companies, while serving as a consultant to LCN. From 1991 through 1992, Mr. Teich served as Vice President of LCN.

     Glen Andrew Folck has served as SmarTalk's Vice President -- Finance, and Chief Financial Officer since January 1996 and the Assistant Secretary since October 1996. From December 1993, until joining SmarTalk, Mr. Folck served as Director of Strategic Planning for Harvard Industries, Inc., an automotive components manufacturer. From March 1992 through December 1993, he was Manager, Corporate Accounting and Financial Reporting, for Sonoco Products Company, a paper packaging manufacturer. He served as Manager, Branch Accounting, for Premark International, Inc., a diversified products manufacturer, from May 1990 through March 1992.

     David A. Hamburger has served as SmarTalk's Vice President -- Legal Affairs and General Counsel since March 1997 and Assistant Secretary since September 2, 1997. Prior to joining SmarTalk, from 1995 through March 1997, Mr. Hamburger was an associate in the Mergers & Acquisitions Group of the Los Angeles office of Dewey Ballantine LLP.

     Gene Russell has served as SmarTalk's Senior Vice President -- Sales and Marketing since June 1997. Prior to joining SmarTalk, from October 1995 to June 1997, Mr. Russell served as President and Chief Executive Officer of S.O.S. Wireless Communications. From November 1988 to October 1995, Mr. Russell was vice president and general manager of Soundesign, a consumer audio and electronics and telecommunications company. From 1981 to 1988, Mr. Russell worked for the Pacific Telesis Group, becoming an executive director.

     Ahmed O. Alfi has served as a director of SmarTalk since January 1996. Mr. Alfi has served as the Chairman of the Board of Directors and Chief Executive Officer of Alfigen, Inc., a prenatal diagnostic company, since January 1992. He also co-manages Delphi Investments, Ltd., an investment management company which he founded in 1987. Mr. Alfi currently serves as a director of Creative Computers, Inc., a direct marketer of computer products. Mr. Alfi is a member of SmarTalk Partners, which was formed solely for the purpose of investing in SmarTalk.

     Fred F. Fielding has served as a director of SmarTalk since August 1996. Mr. Fielding has been a Senior Partner with Wiley, Rein & Fielding in Washington D.C. since 1986. From January 1981 to April 1986, Mr. Fielding was counsel to the President of the United States. Mr. Fielding serves as a director for USAir Shuttle, Inc.

     Jeffrey I. Scheinrock has served as a director of SmarTalk since August 1996. Mr. Scheinrock has served as Chief Executive Officer of Scheinrock Advisory Group, a consulting firm, since May 1997. From March 1989 until June 1996, Mr. Scheinrock was the Vice Chairman of Finance and Strategic Planning for Packard Bell Electronics, Inc. From July 1996 until May 1997, Mr. Scheinrock was the Vice Chairman of Kistler Aerospace.

     Robert M. Smith has served as a director of SmarTalk since May 1997. Mr. Smith has been a Partner since July 1988 with Dewey Ballantine LLP in New York and Los Angeles. Mr. Smith heads the Mergers & Acquisitions Group of the Los Angeles office of Dewey Ballantine LLP.

     The authorized number of directors is not less than five nor more than nine. There are currently six directors. Each current director will hold office until the 1998 annual meeting of shareholders. Executive officers are chosen annually and serve at the pleasure of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     Executive Committee. The members of the Executive Committee are Robert H. Lorsch and Robert M. Smith. The Executive Committee has been delegated all of the powers of the Board of Directors to the extent permitted under the CGCL.

     Audit Committee. SmarTalk's Audit Committee consists of two non-employee directors: Ahmed O. Alfi and Jeffrey I. Scheinrock. Responsibilities of the Audit Committee include: (i) reviewing the accounting practices of SmarTalk and consulting with the independent auditors concerning SmarTalk's financial statements, accounting and financial policies and internal controls; (ii) reviewing the scope of the independent auditors' activities and the practices of the independent auditors; and (iii) maintaining good communications among the Audit Committee, SmarTalk's independent auditors and SmarTalk's management on accounting matters.

     Compensation Committee. SmarTalk's Compensation Committee consists of two non-employee directors: Fred F. Fielding and Robert M. Smith. The Compensation Committee is responsible for reviewing and approving, within its authority, compensation, benefits, stock grants, and other human resource policies and making recommendations concerning such matters to the Board of Directors.

DIRECTOR COMPENSATION

     Directors of SmarTalk receive $1,500 for each Board meeting attended in person, and $500 for each Board or committee meeting participated in telephonically. In 1996, each of Messrs. Alfi, Fielding and Scheinrock earned $1,500 as director's fees. Members of the Board of Directors also are entitled to participate in SmarTalk's stock option plans. See "SMARTALK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

SMARTALK EXECUTIVE EMPLOYMENT AGREEMENTS; CHANGE IN CONTROL ARRANGEMENTS

     Messrs. Robert H. Lorsch, Chief Executive Officer; Erich L. Spangenberg, Chief Operating Officer; Jeff Lindauer, President; Richard M. Teich, Executive Vice President; Glen Andrew Folck, Vice President-Finance and Chief Financial Officer; David A. Hamburger, Vice President-Legal Affairs and General Counsel; and Gene Russell, Senior Vice President-Sales and Marketing, have entered into employment agreements with SmarTalk as of October 1996, April 1997, November 1997, October 1996, January 1997, March 1997, and June 1997, respectively. The agreements with Messrs. Lorsch, Spangenberg, Lindauer and Hamburger provide for initial terms of three years. The agreements with Messrs. Teich and Folck provide for an initial term of two years. Mr. Russell's agreement provides for an initial term of two and one-half years. Mr. Lorsch's agreement contains a two year "evergreen" provision pursuant to which his employment period will be automatically extended for consecutive periods of two years unless SmarTalk gives him written notice, no later than one year prior to the then applicable employment period, that employment will terminate upon the expiration of that period. The agreements with Messrs. Spangenberg and Lindauer contain one year "evergreen" provisions pursuant to which their respective employment periods will be automatically extended for consecutive periods of one year unless SmarTalk gives written notice, no later than six months prior to the then applicable employment period, that employment will terminate upon the expiration of that period. The agreements with Messrs. Teich, Folck, Russell and Hamburger contain a one year "evergreen" provision pursuant to which their respective employment periods will be automatically extended for consecutive periods of one year unless SmarTalk gives written notice, no later than three months prior to the then applicable employment period, that employment will terminate upon the expiration of that period. Each agreement specifies the annual base salary to be received by the executive. The following annual base salaries were effective December 1, 1997: Mr. Lorsch -- $245,000, Mr. Spangenberg -- $145,000, Mr.
Lindauer -- $300,000, Mr. Teich -- $135,000, Mr. Folck -- $125,000, Mr.
Hamburger -- $125,000 and Mr. Russell -- $150,000. Each executive is to receive a bonus based on SmarTalk's operating results at the discretion of the Compensation Committee. SmarTalk also provides each executive with certain other benefits, including life and disability insurance, an automobile allowance and reimbursement for ordinary business expenses. Each executive is also entitled to participate in benefits available to employees and executive officers of SmarTalk. Furthermore, under the terms of the agreements, each executive has agreed not to compete with SmarTalk nor solicit SmarTalk's employees on behalf of another person, firm or entity in competition with SmarTalk during the term of his employment and for one year after the effective date of termination.

     If any executive's employment is terminated by SmarTalk without "cause" or by such executive for "good reason" (as such terms are defined in such executive's agreements), the executive is entitled to receive a lump sum amount and severance pay. Mr. Russell is entitled to receive a lump sum amount equal to one-half (.5) times Mr. Russell's annual base salary. In addition, SmarTalk shall continue to maintain Mr. Russell's benefits for six months or until comparable benefits are obtained from another employee. Messrs. Spangenberg, Lindauer, Folck and Hamburger are each entitled to receive a lump sum amount equal to three times his highest base salary and highest annual bonus paid to him during his employment period. In addition, for the longer of: (i) the remainder of the term of each executive's employment agreement; and (ii) 24 months (the "Severance Period"), SmarTalk shall continue to maintain his benefits during the Severance Period until comparable benefits are obtained from another employer. Each of the executive's employment may be terminated by SmarTalk for "cause" (as defined in their respective employment agreements), in which case such executive would not be entitled to any further payments under his respective employment agreement other than amounts already earned. Messrs. Lorsch and Teich are each entitled to receive a payment equal to the then effective base salary for the longer of: (i) the remainder of the term of their respective agreements; and (ii) the Severance Period.

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table sets forth, for the fiscal years ended December 31, 1996, and 1995, the cash compensation paid by SmarTalk, as well as certain other compensation paid or accrued during those years, to SmarTalk's Chief Executive Officer and each of the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1996 (the "Named Executive Officers").

                                                                            LONG-TERM
                                                                           COMPENSATION/
                                                                              AWARD
                                              ANNUAL COMPENSATION          ------------
                                       ---------------------------------    SHARES OF
                                                            OTHER ANNUAL   COMMON STOCK
                                                            COMPENSATION    UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY($) BONUS($)       ($)*        OPTIONS(#)    COMPENSATION($)
Robert H. Lorsch..............   1996  390,835        --       43,200(1)          --           20,000(2)
  Chairman, President and        1995   73,750(3)     --           --             --               --
  Chief Executive Officer
Richard M. Teich..............   1996  130,835(4)     --           --             --            1,020(2)
  Executive Vice President
Glen Andrew Folck.............   1996   57,500    86,000           --         28,240            1,600(2)
  Vice President -- Finance

---------------

 * Other annual compensation, where none is specified, is less than 10% of the total of annual salary and bonus reported for the Named Executive Officers.

(1) This amount represents perquisites of $28,800 as an automobile allowance and $14,400 for health/fitness services.

(2) These amounts represent life insurance and disability premiums paid by SmarTalk.

(3) These amounts represent compensation for the final three months of 1995, the payment of which was deferred until the first quarter of 1996. In addition, Mr. Lorsch's services were provided to SmarTalk by LCN from October 1994 through September 1995, and thereafter certain of Mr. Lorsch's services were provided by LCN through the end of the year. SmarTalk paid LCN certain amounts including consulting fees for Mr. Lorsch's services.

(4) This amount does not include $33,400 earned by Mr. Teich as commissions under a consulting agreement with SmarTalk in 1995, the payment of which was deferred until 1996.

SMARTALK OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table contains certain information with respect to stock options granted in 1996 to each of the Named Executive Officers of SmarTalk.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     % OF
                                   SHARES OF        TOTAL
                                     COMMON        OPTIONS
                                     STOCK        GRANTED TO     EXERCISE
                                   UNDERLYING     EMPLOYEES       OR BASE
                                    OPTIONS       IN FISCAL        PRICE       EXPIRATION
               NAME                GRANTED(1)      YEAR(2)       ($/SH)(3)      DATE(4)       GRANT VALUE(5)
Glen Andrew Folck.................   28,240          27.76%         1.77         1/15/06         $ 47,161

---------------

(1) These options were granted pursuant to the Nonqualified Plan. One-half of these options vested upon completion of SmarTalk's initial public offering on October 23, 1996 and the remainder vested at March 1, 1997. Options to purchase 23,615 shares remain outstanding as of the Record Date.

(2) In 1996, SmarTalk granted to employees a total of 101,741 options under SmarTalk's Nonqualified Plan. This number was used in calculating the percentages above.

(3) The exercise price represents the market value of the Common Stock on the date of the option grant.

(4) The options granted under SmarTalk's Nonqualified Plan generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) three months after the optionee's termination of employment from SmarTalk or an affiliate, (c) six months after the optionee's termination of employment from SmarTalk or an affiliate in the case of permanent disability or the death of the optionee while the optionee is employed by SmarTalk, or (d) if death or permanent disability occurs within three months after the optionee's termination of employment with SmarTalk or an affiliate.

(5) The grant date value represents the present value of the grant at the date of grant using an assumed risk-free rate of return, with no volatility or dividend yield, as prescribed in the Black-Scholes pricing model.

FISCAL YEAR-END VALUES OF STOCK OPTIONS

     The following table sets forth information with respect to each of the Named Executive Officers of SmarTalk concerning the exercise of stock options during 1996, the number of securities underlying unexercised options at the 1996 year-end and the 1996 year-end value of all unexercised in-the-money options held by such individuals.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            SHARES                            OPTIONS(#)              IN-THE-MONEY OPTIONS(1)
                         ACQUIRED UPON     VALUE      ---------------------------   ---------------------------
          NAME            EXERCISE(#)     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Glen Andrew Folck.......     4,625       $59,454.38      23,615             --      $ 359,656.45          --

---------------

(1) Options are "in-the-money" at fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the closing price of SmarTalk Common Stock on December 31, 1996 ($17.00) and the exercise price of the options ($1.77), multiplied by the number of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Lorsch, SmarTalk's Chairman of the Board and Chief Executive Officer, is the sole shareholder of LCN, which was a marketing and consulting firm. SmarTalk was formed in October 1994 and had no employees until September 1995. From October 1994 through December 1995 LCN provided SmarTalk with consulting and operational assistance. All of the services of Mr. Lorsch and certain of the services of Mr. Teich (SmarTalk's Executive Vice President) were provided to SmarTalk through LCN and SmarTalk was billed on an hourly basis for their services. In addition, LCN provided SmarTalk with assistance with product, platform, billing and software development. For a limited period through the end of 1995, SmarTalk's employees were covered under LCN's benefit programs. The total amount paid by SmarTalk to LCN for all these services was approximately $25,000 in 1994 and $415,000 in 1995.

     In January 1996, SmarTalk assumed a lease from LCN of office space owned by Mr. Lorsch. Under this lease SmarTalk paid rent to LCN totaling $11,226 in 1996. SmarTalk no longer utilizes such space and the lease has been terminated. SmarTalk has paid $5,000 of a $10,000 lease cancellation fee to LCN.

     From February 17, 1995 to November 30, 1995, Mr. Lorsch advanced funds, from time to time, to SmarTalk. At no time during this period did the amount owed by SmarTalk to Mr. Lorsch exceed $42,200. These loans were repaid in full by November 30, 1995. In addition, Mr. Lorsch was loaned $4,500 by SmarTalk in October 1994, which amount was repaid by the end of 1994.

     On December 28, 1995, pursuant to a Loan and Investment Agreement among SmarTalk Partners, SmarTalk and Robert H. Lorsch, SmarTalk Partners agreed to loan SmarTalk $1,200,000, provide SmarTalk with a $500,000 line of credit and purchase shares of Common Stock of SmarTalk representing 30% of the outstanding shares for a purchase price of $300,000. The number of shares purchased was 2,647,449, as adjusted for subsequent stock splits, and the purchase price was determined on the basis of arm's length negotiations. SmarTalk repaid the loan and the line of credit with the proceeds from SmarTalk's initial public offering. SmarTalk Partners is a significant SmarTalk Shareholder. Mr. Alfi, a director of SmarTalk, is a member of SmarTalk Partners.

     SmarTalk purchased the LCN Assets pursuant to an agreement dated December 28, 1995 between SmarTalk and LCN. The purchase was consummated in January 1996, for $500,000 cash plus a $2,000,000 principal amount subordinated promissory note which was repaid with proceeds from the initial public offering. The LCN Assets were originally purchased by LCN for approximately $106,000 and had a net book value of approximately $36,000 at the time of their purchase by SmarTalk. The substantial excess in the cost to SmarTalk over the net book value to LCN of the LCN Assets (which excess was approximately $2.46 million) was recorded as a charge to SmarTalk's accumulated deficit in a manner similar to a capital distribution. At the time of the purchase of the LCN Assets, Mr. Lorsch was the sole shareholder of LCN and the Chairman of the Board, President and Chief Executive Officer and majority SmarTalk Shareholder. SmarTalk did not seek nor obtain a fairness opinion from an independent financial advisor with respect to its purchase of the LCN Assets, but rather agreed upon the purchase price thereof following negotiations with SmarTalk Partners, which was then contemplating an investment in SmarTalk. In addition, the shareholders of SmarTalk unanimously consented to the transaction.

     Mr. Spangenberg, the President and Chief Operating Officer of SmarTalk, was an executive officer of DLJ, an investment banking firm that was a managing underwriter of SmarTalk's initial public offering. SmarTalk retained DLJ following SmarTalk's initial public offering to perform analysis services for SmarTalk and plans to continue to utilize the services of DLJ in the current fiscal year. The amount received by DLJ during the fiscal year ended December 31, 1996 did not exceed five percent of the firm's consolidated gross revenues for the firm's last full fiscal year.

     Mr. Smith is a member of the law firm of Dewey Ballantine LLP. SmarTalk retained Dewey Ballantine LLP to act as counsel to SmarTalk for SmarTalk's initial public offering. SmarTalk retained Dewey Ballantine LLP following SmarTalk's initial public offering for general corporate purposes and plans to continue to utilize the services of Dewey Ballantine LLP in the current fiscal year. The amount received by Dewey Ballantine LLP during the fiscal year ended December 31, 1996 did not exceed five percent of the law firm's gross revenues for the firm's last full fiscal year.

LIMITATION ON LIABILITY AND INDEMNIFICATION

     SmarTalk has adopted provisions in the SmarTalk Articles of Incorporation that eliminate, to the fullest extent permissible under California law, the liability of its directors to SmarTalk for monetary damages. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. The SmarTalk Bylaws provide that SmarTalk shall indemnify its directors and officers to the fullest extent permitted by California law, including in circumstances in which indemnification is otherwise discretionary under California law. SmarTalk has entered into indemnification agreements with its officers and directors containing provisions which may require SmarTalk, among other things, to indemnify the officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

LEGAL PROCEEDINGS

     SmarTalk is not aware of any pending legal proceedings against SmarTalk which, individually or in the aggregate, SmarTalk expects to have a material adverse effect. SmarTalk is, from time to time, involved in regulatory proceedings before various public utilities commissions, as well as before the FCC. See "RISK FACTORS -- Risks Relating to the Companies -- Limited Protection of Proprietary Rights; Risks of Infringement."

            SMARTALK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of SmarTalk Common Stock as of December 1, 1997 and after giving effect to the Merger, by (i) each person known by SmarTalk to own beneficially more than five percent of the SmarTalk Common Stock; (ii) each director of SmarTalk; (iii) each Named Executive Officer of SmarTalk; and (iv) all executive officers and directors of SmarTalk as a group.

                                               BENEFICIAL OWNERSHIP(1)
                                          ----------------------------------      PERCENT AFTER
                                                               PERCENT AS OF      GIVING EFFECT
                                                                NOVEMBER 6,           TO THE
                NAME(2)                   NUMBER OF SHARES        1997(3)          MERGER(3)(4)
----------------------------------------  ----------------     -------------     ----------------
Robert H. Lorsch(5).....................      2,925,143             17.6%              13.6%
SmarTalk Partners, LLC(6)(7)............      1,600,000              9.7%               7.5%
Ahmed O. Alfi(7)........................         40,000                *                  *
Fred F. Fielding(8).....................         51,913                *                  *
Jeffrey I. Scheinrock(9)................         49,413                *                  *
Robert M. Smith(10).....................         57,160                *                  *
Erich L. Spangenberg(11)................        301,774              1.8%               1.4%
Glen Andrew Folck(12)...................         90,000                *                  *
Richard M. Teich(13)....................        298,870              1.8%               1.4%
William R. Harger(14)...................      1,896,098             11.5%               8.9%
FMR Corp.(15)...........................      1,067,200              6.5%               5.0%
All directors and executive officers as
  a group (10 persons)(16)..............      3,964,273             22.8%              17.9%

---------------

   * Less than one percent.

 (1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

 (2) The address of each person listed, except as otherwise indicated, is c/o SmarTalk TeleServices, Inc., 1640 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90025.

 (3) Based on 16,464,300 shares of SmarTalk Common Stock outstanding as of December 1, 1997.

 (4) Also includes 4,846,640 shares of SmarTalk Common Stock to be issued pursuant to the Merger.

 (5) Does not include 168,762 shares held by the 1996 JBL Trust, the beneficiary of which is Mr. Lorsch's son as Mr. Lorsch disclaims beneficial ownership of the shares. Includes 140,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof. Mr. Lorsch's business address is c/o SmarTalk TeleServices, Inc., 1640 South Sepulveda Blvd., Suite 500, Los Angeles, CA 90025.

 (6) Amre Youness may be deemed the beneficial owner of the shares owned by SmarTalk Partners by virtue of his status as its sole manager. His business address is c/o SmarTalk Partners, LLC, 3 Civic Plaza, Suite 17D, Newport Beach, CA 92660.

 (7) Mr. Alfi, a director of SmarTalk, is a member of SmarTalk Partners. Mr. Alfi disclaims beneficial ownership of the shares owned by SmarTalk Partners. Includes 40,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (8) Includes 49,413 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (9) Includes 49,413 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(10) Includes 54,120 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(11) Includes 240,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof, 40,000 of which vest on completion of the Merger and 40,000 of which vest on completion of the Frontier Acquisition.

(12) Includes 90,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof, 10,000 of which vest on completion of the Merger and 10,000 of which vest on completion of the Frontier Acquisition.

(13) Includes 40,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

(14) Mr. Harger, whose address is c/o John A. Sanders, Foley & Lardner, 111 N. Orange Ave., Orlando, Florida 32801, has filed a Schedule 13D under the Exchange Act, stating that he held sole voting and dispositive power with respect to 1,896,098 shares.

(15) FMR Corp., whose address is 82 Devonshire Street, Boston, Massachusetts 02109, has filed a Schedule 13G under the Exchange Act, stating that it held sole voting power with respect to 34,900 shares and sole dispositive power with respect to 1,067,200 shares.

(16) Includes 892,946 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof, 60,000 of which vest upon the consummation of the Merger and 60,000 of which vest on completion of the Frontier Acquisition.

            CONQUEST SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the ConQuest Common Stock as of December 1, 1997, by
(i) each person known by ConQuest to own beneficially more than five percent of ConQuest's Common Stock; (ii) each director of ConQuest; (iii) each Named Executive Officer of ConQuest; and (iv) all executive officers and directors of ConQuest as a group. To the knowledge of ConQuest, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is ConQuest's corporate address.

                                                                        BENEFICIAL
                                                                       OWNERSHIP(1)
                                                                    -------------------
                                                                     NUMBER
                                                                       OF
                                   NAME                              SHARES     PERCENT
        ----------------------------------------------------------  --------    -------
        James E. Sobwick(2)(3)....................................    43,608       7.4%
        Peter M. Buonaiuto(2)(4)..................................     7,575       1.3%
        Marianne Townsend(2)(5)...................................     4,420         *
        Wayne Wooddell(6).........................................     2,500         *
        Eric Duvall(7)............................................       400         *
        Peter B. Halliday(2)(8)...................................    18,954       3.2%
        Jagdish Davda(2)..........................................     7,922       1.3%
        Harold Erbs...............................................        --         *
        Dennis J. Geraghty........................................        --         *
        Gerald A. Gorman(9).......................................   117,317      19.9%
        Patrick R. Hart(2)........................................     5,000         *
        D. Mark Thomas............................................        --         *
        North Pittsburgh Systems, Inc.(2)(10).....................   117,317      19.9%
        Ghanshyam C. Patel(2)(11).................................    97,067      16.5%
        All directors and executive officers as a group (12
          persons)(12)............................................   208,273      34.7%

---------------

  * Less than one percent.

 (1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

 (2) Such person has granted to affiliates of SmarTalk an irrevocable proxy to exercise all voting rights on certain matters (including any vote in connection with the Merger Agreement) at the ConQuest Special Meeting with respect to all shares of ConQuest Common Stock owned by such person.

 (3) Includes 20,234 shares held of record by Mr. Sobwick's ex-wife. Mr. Sobwick has the right to vote such shares pursuant to an agreement which expires on the earlier to occur of April 30, 2001 or the date on which ConQuest Common Stock becomes publicly traded. Mr. Sobwick disclaims beneficial ownership of the shares owned by his exwife. In addition, the amount shown as beneficially owned by Mr. Sobwick includes 3,141 shares that Mr. Sobwick has the right to acquire from ConQuest Investment Trust if (i) the Merger is consummated prior to July 2, 1998 and (ii) as a result of the Merger, ConQuest Stockholders receive for their shares of ConQuest Common Stock value equal to or in excess of $65 per share.

 (4) Includes 7,000 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (5) Includes 1,720 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (6) Includes 2,500 shares issuable upon the exercise of stock options that will become exercisable at the Closing.

 (7) Includes 400 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof.

 (8) Of such 18,954 shares, Mr. Halliday owns 14,979 shares of record and his wife owns 3,975 shares.

 (9) Mr. Gorman does not own any shares of record. Mr. Gorman is the President and General Manager of North Pittsburgh Systems, Inc.

(10) The address of North Pittsburgh Systems, Inc. is 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044.

(11) Of such 93,349 shares, Mr. Patel owns 68,227 shares of record and his two sons and daughter-in-law, all of whom reside with Mr. Patel, own the remaining 25,122 shares. Mr. Patel's business address is 2259 Saberly Court, Dublin Ohio 43017.

(12) Includes 9,120 shares issuable upon the exercise of stock options exercisable within 60 days from the date hereof and 2,500 shares issuable upon the exercise of stock options that will become exercisable at the Closing.

                SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the information contained in SmarTalk's Financial Statements, including the related notes thereto included elsewhere in this Joint Proxy Statement/ Prospectus. The SmarTel Acquisition, the GTI Acquisition and the Merger will have a significant impact on SmarTalk's results of operations in future periods. See "Unaudited Pro Forma Combined Statement of Operations." As a result of the foregoing, historical results are not necessarily indicative of, nor will they be comparable to, the financial results SmarTalk will realize in the future.

OVERVIEW

     SmarTalk was formed in October 1994 and had limited operations until June 1995. On October 23, 1996, SmarTalk completed the sale of 4,000,000 shares of its stock in a public offering on Nasdaq. SmarTalk raised proceeds of $53,940,000 after deducting the underwriting discount. In addition, certain shareholders of SmarTalk, pursuant to an agreement with the underwriters, sold an additional 200,000 shares of SmarTalk's Common Stock in the public offering.

     SmarTalk's revenue originates from: (i) SmarTalk and co-branded prepaid calling card sales through retailers; (ii) recharges of existing prepaid calling cards; (iii) cards sold for promotional marketing campaigns; (iv) corporate sales to businesses; and (v) prepaid calling card services provided to one of SmarTalk's strategic partners, West Teleservices.

     Under sales agreements with the majority of its retailers, SmarTalk sells cards to the retailer at a set price. SmarTalk generally invoices the retailer upon shipment of the cards. SmarTalk also offers Pay-on-Sale and Pay-on-Activation programs to retailers whereby the retailers are invoiced upon sale to or activation by a retailer's customer, respectively. Deferred revenue is recognized when the retailer is invoiced. SmarTalk recognizes revenue and reduces the deferred revenue account as the consumer utilizes calling time or upon expiration of cards containing unused calling time ("breakage"). SmarTalk also recognizes deferred revenue upon recharge of existing prepaid calling cards and recognizes the revenue upon the usage or expiration of the recharge minutes.

     SmarTalk's cost of revenue consists primarily of the cost of providing long distance services and related enhanced services, as well as the cost of manufacturing and delivering the cards and excise taxes. The cost of providing long distance services represents obligations to carriers that provide minutes of long distance over their networks in order to facilitate use of SmarTalk's product.

     Sales and marketing expenses consist primarily of commissions and advertising costs. SmarTalk pays commissions to its sales representatives based on sales to retailers. SmarTalk also pays commissions to its sales representatives and retailers based on the number of minutes recharged on the SmarTalk Cards sold by each retailer. These commissions are capitalized and amortized into expense based on the minutes used by the customers. Advertising consists primarily of trade, consumer and cooperative advertising ("co-op"), and Manufacturers Development Funds ("MDF"). Under the typical co-op advertising program, SmarTalk provides advertising funds to retailers to promote sales of SmarTalk products and services. The amount of funds SmarTalk provides in co-op advertising is based on a percentage of sales of SmarTalk products to retailers. MDF consists of promotional and marketing funds to access shelf space. Corporate advertising expense includes trade and consumer advertising, trade show expenses, promotional goods and the costs of providing to retailers SmarTalk's turnkey merchandising supplies.

     SmarTalk incurs charges in its promotional efforts with its customers typically in the form of MDF and co-op allowances.

     General and administrative expenses consist primarily of salaries and related benefits, sales and use taxes, rent, insurance, bank card processing fees, and other general expenses. Sales and use taxes for the SmarTalk Platforms are incurred based on customer usage of long distance minutes which are processed through each of the individual platforms.

RESULTS OF OPERATIONS

     The following table sets forth certain operating data expressed as a percentage of operating revenue:

                                                                                      NINE MONTHS
                                                                                    ENDED SEPTEMBER
                                                  YEAR ENDED DECEMBER 31,                 30,
                                              --------------------------------      ---------------
                                                1994          1995       1996       1996       1997
                                              ---------      ------      -----      -----      ----
Revenue.....................................        100%        100%       100%       100%      100%
Cost of Revenue.............................      161.3        70.2       67.9       75.0      59.8
     Gross profit (loss)....................      (61.3)       29.8       32.1       25.0      40.2
Sales and marketing.........................      445.9       185.6       30.0       34.3      25.7
General and administrative..................   14,238.9       137.5       24.1       29.8      18.0
     Operating loss.........................  (14,746.0)     (293.3)     (22.0)     (39.2)     (3.6)
Interest income.............................         --         1.2        3.0        0.0       4.7
Interest expense............................         --         0.7        1.7        2.6       2.4
     Loss before income taxes...............  (14,746.0)     (292.3)     (20.7)     (41.5)     (1.3)
Provision for income taxes..................         --          --         --         --        --
     Net loss...............................  (14,746.0)%    (292.3)%    (20.7)%    (41.5)%    (1.3)%

NINE MONTHS ENDED SEPTEMBER 30, 1997 COMPARED WITH NINE MONTHS ENDED SEPTEMBER 30, 1996

     Revenue. Revenue increased to $39,730,845 for the nine months ended September 30, 1997 from $8,266,864 for the nine months ended September 30, 1996. The substantial increase in revenue reflects an increase in usage of SmarTalk services by users of the SmarTalk Card, an increase in the number of retail storefronts in which SmarTalk's product is distributed, greater brand awareness, consumer acceptance, the SmarTel, GTI and Cardinal Voicecard LTD. acquisitions (the "Acquisitions") and revenue attributable to a distribution and processing agreement entered into on June 1, 1996 with West Interactive Corporation. Revenue attributable to the distribution and processing agreement was $13,766,587 and $2,682,897 for the nine months ended September 30, 1997 and 1996, respectively.

     Recharge revenue for the nine months ended September 30, 1997 and 1996 was $2,790,361 and $1,019,584, respectively. This increase is attributable to the Acquisitions and increased consumer demand.

     For the nine months ended September 30, 1997, Smartalk recorded $4,112,422 in breakage revenue as compared with $216,000 for the nine months ended September 30, 1996. This represented approximately 10.4% and 2.6% of total revenues for the periods then ended respectively.

     Cost of Revenues. Cost of revenue increased to $23,761,289 for the nine months ended September 30, 1997 from $6,201,555 for the nine months ended September 30, 1996. The increase was primarily attributable to greater use of SmarTalk's services and the Acquisitions. The gross profit percentage for the nine months ended September 30, 1997 was 40.2% as compared to 25.0% for the nine months ended September 30, 1996. The gross margin percentage increased due to lower transport costs associated with operating SmarTalk's own platforms, SmarTalk's leveraging its size, scale and scope, and SmarTalk's ability to recognize breakage revenue.

     Sales and Marketing Expenses. Sales and marketing expenses increased to $10,213,879 (or 25.7% of revenue) for the nine months ended September 30, 1997 from $2,842,566 (or 34.4% of revenue) for the nine months ended September 30, 1996. The increase in dollar amount was primarily due to the Acquisitions, and continued expansion of SmarTalk's marketing activities, which include co-op advertising, Manufacturers Development Funds, and free promotional goods. Additionally, commissions were higher in 1997 than in 1996 due to increased sales activity.

     General and Administrative Expenses. General and administrative expenses increased to $7,188,175 (or 18.1% of revenue) for the nine months ended September 30, 1997 from $2,469,477 (or 29.9% of revenue) for the nine months ended September 30, 1996. The increase in dollar amount was primarily due to the

Acquisitions, which includes goodwill amortization, depreciation expense, and the addition of personnel and costs associated with the growth in SmarTalk's business. The decrease as a percentage of revenue was due to increased revenue growth in 1997 and SmarTalk's ability to recognize synergies associated with the Acquisitions. Additionally, expense was reduced in the first quarter of 1997 as SmarTalk received enhanced feature equipment with a net fair value of $325,810 in exchange for early termination of a facility sublease with a strategic partner.

     Interest Income (Expense). Interest income, net of interest expense for the nine months ended September 30, 1997 was $934,493 as compared to $(186,636) for the nine months ended September 30, 1996. This increase was primarily due to the interest earned on SmarTalk's cash investments, net of interest expense on the convertible debt offering and acquisition indebtedness.

     Income Taxes. SmarTalk had losses for the nine months ended September 30, 1997 and 1996. Accordingly, there was no provision for income taxes.

     Net Loss. As a result of the above items, net loss decreased to $498,005 for the nine months ended September 30, 1997 from $3,433,370 for the nine months ended September 30, 1996.

     Decremented Minutes and PIN Activations. Decremented minutes, which represent actual call traffic over the SmarTalk platforms, were 181,253,093 for the nine months ended September 30, 1997 as compared with 39,411,135 for the nine months ended September 30, 1996. PIN activations were 2,901,076 and 576,343 for the nine months ended September 30, 1997 and 1996, respectively. These increases are due to increased usage of SmarTalk's services and the Acquisitions.

YEAR ENDED DECEMBER 31, 1996 COMPARED WITH YEAR ENDED DECEMBER 31, 1995

     Revenue. Revenue increased to $15,021,060 for the year ended December 31, 1996 from $453,916 for the year ended December 31, 1995. The substantial increase in revenue reflects an increase in usage of SmarTalk services by users of the SmarTalk Card, an increase in the number of retail storefronts in which SmarTalk's product is distributed, greater brand awareness and consumer acceptance, and revenue attributable to a distribution and processing agreement entered into on June 1, 1996 with West Teleservices. In addition, 11.8% of total revenue at December 31, 1996 consisted of revenue recognized on the unused portion of expired cards (breakage revenue) as compared to 7.9% for the year ended December 31, 1995. Excluding the revenue from the distribution and processing agreement and from breakage, the recharge percentage is 15.4% and 6.5% for the years ended December 31, 1996 and 1995, respectively. Revenue generated from recharges comprised approximately 7.9% of total revenue for the year ended December 31, 1996 compared to 6.5% for the year ended December 31, 1995. This increase in recharge revenue is due to a greater number of SmarTalk Cards eligible for recharge in the marketplace. For the year ended December 31, 1996, SmarTalk recorded $1,769,881 in breakage revenue as compared with $0 for the year ended December 31, 1995. This represents approximately 12% and 0% of total revenues for the years then ended, respectively.

     Cost of Revenue. Cost of revenue increased to $10,198,971 for the year ended December 31, 1996 from $318,686 for the year ended December 31, 1995. The increase was primarily attributable to the increased use of SmarTalk's products and services. The gross profit percentage for the year ended December 31, 1996 was 32.1% as compared to 29.8% for the year ended December 31, 1995. The gross profit percentage increased primarily due to lower transport costs due to the acquisition of the VoiceChoice platform on June 15, 1996 and SmarTalk's ability to recognize breakage revenue.

     Sales and Marketing Expenses. Sales and marketing expenses increased to $4,511,291 (or 30.0% of revenue) for the year ended December 31, 1996 from $842,306 (or 185.6% of revenue) for the year ended December 31, 1995. The decrease as a percentage of revenue was due to increased revenue growth in 1996. The increase in dollar amount was primarily due to the continued expansion of SmarTalk's marketing activities, which include co-op advertising, MDF and promotional goods. Additionally, commission expense was higher in 1996 than in 1995 due to increased sales activity. MDF expense represented 5.3% of sales for the year ended December 31, 1996 as compared with 0% for the year ended December 31, 1995. Co-op expense represented 5.3% of sales for the year ended December 31, 1996 as compared with 55.9% for the year ended December 31, 1995.

     General and Administrative Expenses. General and administrative expenses increased to $3,615,070 (or 24.1% of revenue) for the year ended December 31, 1996 from $624,238 (or 137.5% of revenue) for the year ended December 31, 1995. The increase in dollar amount was primarily due to the addition of personnel, the costs associated with the growth in SmarTalk's business and the operating costs associated with the VoiceChoice Platform which was purchased June 15, 1996. The decrease as a percentage of revenue was due to increased revenue growth in 1996. Other general and administrative costs for the year ended December 31, 1996 included rent associated with SmarTalk's move into a new office on March 1, 1996, credit card processing fees associated with SmarTalk's on-line recharge feature, as well as increased general operating expenses. General and administrative costs for the year ended December 31, 1995 primarily included expenses related to establishing regulatory compliance in all 50 states, the cost of developing SmarTalk's product and packaging concept and costs to file documentation related to the procurement of corporate servicemarks and patents.

     Interest Income. Interest income, net of interest expense for the year ended December 31, 1996 was $191,724 as compared to $2,012 for the year ended December 31, 1995. This increase was primarily due to the investment of the proceeds from the initial public offering and the subsequent repayment of all of SmarTalk's debt in November 1996.

     Income Taxes. SmarTalk had losses for the years ended December 31, 1996 and 1995. Accordingly, there was no provision for income taxes.

     Net Loss. As a result of the above items, net loss increased to $3,112,548 for the year ended December 31, 1996 from $1,329,302 for the year ended December 31, 1995.

     Decremented Minutes and PIN Activations. Decremented minutes were 67,317,886 for the year ended December 31, 1996 as compared with 2,774,157 for the year ended December 31, 1995. PIN activations were 924,449 for the year ended December 31, 1996 as compared with 71,319 for the year ended December 31, 1995. These activations represent the initial first use of the prepaid calling cards.

YEAR ENDED DECEMBER 31, 1995 COMPARED WITH THE PERIOD ENDED DECEMBER 31, 1994

     Revenue. Revenue increased to $453,916 for the year ended December 31, 1995 from $444 for the period ended December 31, 1994. The substantial increase in revenue reflects an increase in usage of SmarTalk services by users of the SmarTalk Card, an increase in the number of retail storefronts in which SmarTalk's product is distributed and greater brand awareness and consumer acceptance. During the period ended December 31, 1994, SmarTalk was primarily engaged in establishing its corporate identity and regulatory compliance in all 50 states and had limited sales of its products. Revenue generated from recharges comprised approximately 6.5% of total revenue for the year ended December 31, 1995 compared to 0.0% for the period ended December 31, 1994. The recharge feature was not available in 1994. There was no breakage revenue during these periods.

     Cost of Revenue. Cost of revenue increased to $318,686 for the year ended December 31, 1995 from $716 for the period ended December 31, 1994. The increase was primarily attributable to the increased use of SmarTalk's products and services. The gross profit percentage for the year ended December 31, 1995 was 29.8%. The gross profit percentage and the amount for the period ended December 31, 1994 were not meaningful as SmarTalk had insignificant revenue during this period.

     Sales and Marketing Expenses. Sales and marketing expenses increased to $842,306 for the year ended December 31, 1995 from $1,980 for the period ended December 31, 1994, reflecting increased promotional activity and marketing support to retailers. The increase also reflects an increase in creative and consulting expenses as SmarTalk developed its product advertising as well as its packaging concept. There were no significant promotional expenses or creative and consulting expenses during the period ended December 31, 1994. The limited revenue during the period ended December 31, 1994 makes comparisons to the comparable period in 1995 not meaningful. MDF expense represented 0% of sales for the year ended December 31, 1995

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

as compared with 0% for the period ended December 31, 1994. Co-op expense represented 55.9% of sales for the year ended December 31, 1995 as compared with 0% for the period ended December 31, 1994.

     General and Administrative Expenses. General and administrative expenses increased to $624,238 for the year ended December 31, 1995 from $63,220 for the period ended December 31, 1994. The increase was primarily due to the addition of administrative personnel, the associated costs required to manage the growth in SmarTalk's business and nonrecurring startup costs. There were no payroll expenses in the period ended December 31, 1994. Certain of these general and administrative expenses were incurred by LCN during the year ended December 31, 1995 and period ended December 31, 1994 and SmarTalk was billed by LCN. The limited revenue during the period ended December 31, 1994 makes comparisons to the comparable period in 1995 not meaningful.

     Interest Income. Interest income, net of interest expense, for the year ended December 31, 1995 was $2,012. Interest income for the year ended December 31, 1995 was derived from returns on short-term cash investments. Interest expense for the year ended December 31, 1995 consisted of interest on intra period debt which SmarTalk utilized during 1995. There was no interest expense or income for the period ended December 31, 1994.

     Income Taxes. SmarTalk had losses for the year ended December 31, 1995 and the period ended December 31, 1994. Accordingly, there was no provision for income taxes in these periods.

     Net Loss. As a result of the above items, net loss increased to $1,329,302 for the year ended December 31, 1995 from $65,472 for the period ended December 31, 1994.

LIQUIDITY AND CAPITAL RESOURCES

     On October 23, 1996, SmarTalk completed the sale of 4,000,000 shares of its stock in a public offering (the "Offering"), pursuant to which SmarTalk Common Stock is now listed on Nasdaq. SmarTalk raised proceeds of $53,940,000 after deducting the underwriting discount. A portion of the proceeds were used to repay all of SmarTalk's non-acquisition indebtedness.

     From inception through December 31, 1996, SmarTalk has funded operations primarily from borrowings under its debt agreements and the sale of its stock. SmarTalk's operating activities used net cash of $9,227,271 for the nine months ended September 30, 1997. The cash used by operating activities is primarily attributable to SmarTalk's continued efforts to increase its penetration of the retail and alternate distribution channels.

     In December 1996, SmarTalk entered into a revolving credit facility with Southern California Bank ("SCB Line of Credit"). Pursuant to the terms of the SCB Line of Credit, SmarTalk can borrow up to $1,000,000 secured by an assignment of a deposit account with SCB. Interest on the outstanding principal balance, calculated from the date of each advance to the repayment of each advance is at a fixed rate of 7.12%. The credit facility was undrawn at September 30, 1997.

     On May 28, 1997, SmarTalk issued 714,286 shares of SmarTalk Common Stock to purchase SmarTel.

     On May 31, 1997, SmarTalk issued 2,580,001 shares of SmarTalk Common Stock and $26,500,000 in subordinated 10% per annum term notes which mature June 1, 2001 in order to purchase GTI (the "GTI Notes"). Interest payments on the GTI Notes are due quarterly beginning September 1, 1997.

     On September 17, 1997, SmarTalk issued $150,000,000 in principal amount of Convertible Subordinated Notes. The net proceeds to SmarTalk from the Convertible Subordinated Notes Offering (after deducting the underwriting discounts and estimated expenses) was approximately $145,150,000. SmarTalk used a portion of these proceeds to repurchase $25,970,000 of the outstanding GTI Notes for $20,614,686; the difference of $5,355,314 was recorded as a reduction to goodwill. Additionally, SmarTalk believes that the net proceeds from the Convertible Subordinated Notes offering, together with existing sources of liquidity, will be sufficient to fund its capital expenditures, working capital and other cash requirements through the foreseeable future.

     Short-term and long-term funding needs for SmarTalk relate principally to acquisitions, additional market penetration, liquidity, operations and capital expenditures. These requirements principally have been

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

met through the proceeds of the Offering in October 1996 and the Convertible Subordinated Notes Offering in September 1997. The following table sets forth selected financial data from the statements of cash flows:

                                                     CASH (USED IN) PROVIDED BY:
                                             OPERATIONS       INVESTING       FINANCING
                                             -----------     -----------     ------------
        Nine months ended September 30,
          1996.............................  $(3,235,953)    $(1,009,836)    $  2,387,057
        Nine months ended September 30,
          1997.............................   (9,227,271)     (3,796,434)     119,010,545
        Year ended December 31, 1996.......   (4,762,535)     (1,169,110)      48,646,781

     Working capital, current assets and current liabilities are illustrated in the table below:

                                        CURRENT ASSETS     CURRENT LIABILITIES     WORKING CAPITAL
                                        --------------     -------------------     ---------------
        September 30, 1996............   $   3,471,504         $ 8,789,420          $  (5,317,916)
        September 30, 1997............     170,263,814          31,799,849            138,463,965
        December 31, 1996.............      49,696,163           6,715,989             42,980,174

The increase in working capital at September 30, 1997 is directly attributable to the proceeds raised from the debt offering netted against the related changes in deferred revenues recorded from acquisitions, other current liabilities in excess of current assets, and the related cash expended for acquisition costs.

IMPACT OF INFLATION

     SmarTalk does not consider inflation to have had a material impact on the results of operations.

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

                              BUSINESS OF CONQUEST

GENERAL

     ConQuest is a leading provider of value-added telecommunications services to businesses and individuals. ConQuest's state-of-the-art computer and telephony capabilities provide its customers with access to ConQuest's services, which currently include call center services, prepaid calling card services and international value-added telecommunications services. The ConQuest telecommunications platform system (the "CQ Platform System") is a modular system consisting of UNIX-based computer architecture integrated with a redundant, digital switching network. This high-capacity system facilitates both domestic and international voice and data telecommunications. The CQ Platform System combines advanced computer technology and telephony in an open, flexible and readily expandable system which permits ConQuest to provide a broad array of leading-edge customized telecommunications and information services to its customers. ConQuest believes that one of the primary competitive advantages of the CQ Platform System is its ability to successfully combine the high-speed switching and stability of the traditional telecommunications network architecture with the flexible customization and leading-edge capabilities of the networked computer environment.

     ConQuest's transition from a traditional call center services provider to a developer and marketer of specialized telecommunications services has been achieved through the flexibility and expandability of the CQ Platform System. The CQ Platform System allowed ConQuest to enter and expand into the prepaid calling card business in 1994, with prepaid calling card revenues of $15,000 in 1994 growing to $8.6 million in 1996 (which includes revenues both from the sale of ConQuest's prepaid calling cards as well as revenues generated by providing services to other prepaid calling card companies). The adaptability of the CQ Platform System has also facilitated ConQuest's expansion of its international value-added telecommunications services business.

     Focusing on hospitality and fulfillment services for clients such as SkyMall, Ross Laboratories and Consolidated Stores as well as franchisees of Holiday Inns, Ramada Inns, Comfort Inns and Days Inns, ConQuest provides call center services which include operator-assisted long distance services and inbound call handling services. ConQuest carried over 25 million minutes of call center traffic in 1996, generating revenues of $28 million. ConQuest is the primary prepaid calling card provider to a variety of leading national and regional retailers, including Winn-Dixie Stores, Emro Marketing (Speedway, Starvin' Marvin, United, Bonded, Gastown, Cheker and Wake Up), SuperAmerica, Spectrum Stores, Pick Kwik Food Stores, Weis Markets, Shoppers Food Warehouse and Marathon Oil. ConQuest is also focusing on distributing its prepaid calling cards through national marketing companies such as Catalina Marketing Corporation and distributors such as Thomas & Howard. ConQuest's prepaid calling card customers are offered a single point of access to prepaid telecommunications services which include domestic and international outbound long distance and enhanced features such as speed dial, sequential calling, international origination, content delivery, voice mail and message delivery. ConQuest's prepaid calling cards are currently sold in over 6,600 storefronts as compared to 750 storefronts as of December 31, 1994. ConQuest also utilizes the CQ Platform System to provide prepaid calling card platform services to MCI for a portion of MCI's prepaid calling card customers. The number of minutes decremented from ConQuest's prepaid calling cards, or otherwise used by ConQuest's customers, increased from less than 100,000 minutes in 1994 to 37.6 million minutes in 1996, generating revenues of $8.6 million.

     ConQuest is also pursuing international value-added telecommunications services opportunities by offering call center, prepaid and postpaid calling cards in foreign markets. ConQuest entered into an agreement in the second quarter of 1997 with Norweb PLC ("Norweb"), a United Kingdom energy and telecommunications company and subsidiary of United Utilities PLC, which is a major utilities provider in northwest England with reported 1997 revenues in excess of L2.3 billion. Through this relationship, ConQuest expects to provide Norweb with the technology to offer enhanced prepaid and postpaid card services to Norweb's United Kingdom customer base.

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

COMPETITIVE STRENGTHS

     Advanced Telecommunications and Technology Infrastructure. ConQuest uses the latest computer and telephony technologies and network architecture to develop a highly reliable, high-performance and efficient telecommunications services infrastructure that is also flexible and expandable as needed. The CQ Platform System allows ConQuest to continuously update, enhance and expand its product and service offerings without disrupting ConQuest's day-to-day operations. The CQ Platform System integrates the latest available telephony with the most advanced and flexible computer systems, allowing ConQuest to rapidly develop custom telecommunications applications and to timely react to the growing and changing demands of its telecommunications industry customers. The sophisticated integration of telephony and computing technologies enables ConQuest to develop telecommunications applications that utilize the best of both environments, including the high-speed switching and stability of the carrier based telecommunications environment and the flexible customization and leading-edge capabilities of the networked computer environment.

     Sophisticated Proprietary CQ Platform System. ConQuest's prepaid calling card services are handled through the CQ Platform System. This advanced platform provides ConQuest with a highly customizable, stable and fault-tolerant platform that is quickly and easily expandable to meet growing capacity needs. By combining open systems computing with highly reliable redundant telecommunications switching nodes, ConQuest is able to provide its customers with greater product flexibility without sacrificing reliability. ConQuest has also developed proprietary applications that focus on providing comprehensive retail order, inventory and reporting support, including inventory order placement, originating and maintaining customer inventory levels, order and shipment tracking, activation methods, secure reporting and order support via the Internet. The advanced architecture of the CQ Platform System and its ancillary modules enable ConQuest to offer a broad range of services to other long distance carriers, resellers and remarketers of prepaid calling cards. These capabilities are currently in place and are utilized by MCI pursuant to a wholesale arrangement.

     Extensive and Integrated Call Center Capabilities. ConQuest's call center incorporates state-of-the-art telecommunications infrastructure with a highly skilled customer service staff to provide live and automated operator services 24 hours per day, 365 days per year. ConQuest is able to leverage its experienced call center staff with flexible and open-end telephony and computer systems infrastructures to provide numerous products or services requiring live telephonic interaction with customers. ConQuest is an integrated call center services provider that employs an experienced call center staff, maintains an efficient telecommunications infrastructure to carry telephone traffic and possesses advanced technological capabilities to handle and process calls routed to the call center, which makes ConQuest's call center operations highly flexible, expandable, efficient and manageable. These capabilities have enabled ConQuest to become a single source provider of telecommunications services to companies attempting to outsource their costly in-house telephonic customer service operations.

     Strong Relationships With Major Customers. ConQuest provides call center services to franchisee owners of some of the best-known brand name international hotel and motel chains, including Holiday Inns, Ramada Inns, Comfort Inns and Days Inns. ConQuest has developed strong and long-standing relationships with its major call center customers.

PRODUCTS AND TELECOMMUNICATIONS SERVICES

     ConQuest currently has three principal service offerings, which include call center services, prepaid calling cards and international value-added telecommunications services.

     Call Center Services. ConQuest is a leading provider of call center services, focusing on operator assisted long distance services and inbound call handling services. ConQuest carried over 25 million minutes of call center services traffic in 1996, generating call center services revenues of $28 million. ConQuest processes its call center traffic out of a 13,500 square foot call center facility located in a leased office space in Butler, Pennsylvania. ConQuest's call center employed approximately 215 customer service representatives as of December 2, 1997. ConQuest provides multi-lingual live and automated call center services 24 hours per day, 365 days per year. Having provided call center services for the last eight years, ConQuest has amassed

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

extensive expertise and cultivated a highly skilled and trained workforce, which ConQuest believes differentiate it from some of its competitors.

     ConQuest believes that it is one of the ten largest providers of operator-assisted long distance services in the U.S. ConQuest provides operator-assisted long-distance services primarily for hotels and motels, resort condominiums and private and public pay phones. ConQuest's call center services for these customers are accessed when calls requiring operator assistance and/or alternate billing options are placed from customer locations. Such services involve the use of live or automated customer service representatives to receive, validate and complete collect, third-party, person-to-person or calling card calls. ConQuest's customers include franchisee owners of Holiday Inns, Ramada Inns, Comfort Inns, Days Inns and other well-known hotel and motel chains. Because ConQuest's customer base includes hospitality customers, ConQuest has historically experienced fraud and bad debt levels significantly below the industry average. Hospitality customers also tend to be more stable clients, resulting in lower customer turnover compared to other groups of customers, as supported by ConQuest's experience of limited customer turnover among its long-distance services clients. ConQuest's additional and significant advantage over the competition is that ConQuest is an integrated call center services provider that employs an experienced call center staff, maintains an efficient telecommunications infrastructure to carry telephone traffic and possesses advanced technological capabilities to handle and process calls routed to the call center. These integrated capabilities distinguish ConQuest's call center service offering as diverse, customizable and expandable, allowing ConQuest to offer services to over 130,000 hotel and motel rooms and resort condominiums in the U.S., as well as to over 17,000 pay phones.

     In addition to traditional operator-assisted long distance services, ConQuest leverages its call center staff, telecommunications and technological capabilities and capacity to provide a range of inbound call center services, including product order entry and fulfillment, reservation services, telereceptionist services, the receipt and answering of inbound telephone call inquiries, toll-free "800+" services, data capturing, alphanumeric paging, survey and data collection. ConQuest's advanced and integrated call center services capabilities have enabled it to become a single source provider of telecommunications services to companies attempting to outsource their costly in-house call centers, such as catalogue and other direct marketing companies. A marketing company, for example, can utilize ConQuest's call center services infrastructure as its sole or primary phone call receiving center, as a resource to handle overflow calls during busy periods when the marketing company's own staff cannot handle all incoming calls, or as an after-hours call receiving center. ConQuest's telereceptionist service permits end-users to retrieve messages through several options including, among other transmission mediums, telephone, fax, and Internet. ConQuest's data capturing and product order entry applications can handle product orders through customer advertised ordering procedures, including placing orders through "800" telephone numbers. In addition, ConQuest also provides credit card order processing as well as various reporting and data transmission functions for customers.

     With its highly efficient call center, ConQuest provides complex telecommunications services to its customers, which include Sky Mall, Greater Columbus Convention and Visitors Bureau, Consolidated Stores, The League of Women Voters, North Pittsburgh Telephone Company, Chicagoland Chamber of Commerce, Craft Wholesalers, Red Cross of Southern California and Pacific Coast Feather Co.

     During 1996, ConQuest purchased a new order fulfillment software system which has enhanced the quality of the services offered by ConQuest to direct marketing firms. The system's advanced capabilities provide a feature-rich solution for a wide variety of direct marketing applications. Additionally, ConQuest's telephony technologies deployed in conjunction with this software enable a single operator to handle calls for multiple direct marketers and multiple campaigns, while providing fully customized scripting, pricing and merchandise. This system also reduces operator downtime and more efficiently handles the unpredictability of call arrivals, thus resolving major inefficiencies which make in-house telephonic customer services operations costly for many organizations. Other features of ConQuest's new software system include direct interaction and communication with third party warehousing and fulfillment centers and real-time inventory depletion/ decrementation systems. Additionally, modules for customer service are an integral part of the system whereby customers' orders may be changed, deleted or otherwise modified while keeping inventory integrity intact. Other capabilities include credit card, check or money order transactions and fraud abatement controls to mitigate transaction attempts from invalid or unauthorized credit cards or from specific consumers which have historical information in the database for previous fraudulent purchases. Orders taken through the system are transmitted to fulfillment sites via the Internet, e-mail, facsimile, remote printing or telephonically. ConQuest believes that the new software system will significantly improve its enhanced call service capabilities.

     Prepaid Calling Cards. ConQuest is a major provider of prepaid calling card services in the U.S. ConQuest's prepaid calling card revenues in 1994, 1995 and 1996 were $15,000, $800,000 and $8.6 million, respectively. The number of PIN activations and minutes decremented from ConQuest's prepaid calling cards or otherwise used by end customers of ConQuest's prepaid calling cards during 1996 were approximately 16 million and 37.6 million, respectively.

     ConQuest currently derives most of its prepaid calling card revenues from direct sales to national and regional convenience and supermarket chains. At present, ConQuest's cards are sold at selected retail locations throughout the U.S., including locations operated by the following major retailers: Winn-Dixie Stores, Emro Marketing (Speedway, Starvin' Marvin, United, Bonded, Gastown, Cheker and Wake Up), SuperAmerica, Spectrum Stores, Pick Kwik Food Stores, Weis Markets, Shoppers Food Warehouse and Marathon Oil. ConQuest also has an agreement to distribute prepaid calling cards generated by in-store thermal paper printers operated in retail stores by Catalina Marketing Corporation, a provider of point of sale generated electronic database marketing programs for over 10,000 retailers, A.G. Beeper, one of the largest distributors of paging accessories to retail paging locations, and Thomas & Howard, one of the largest distributors to convenience stores. In addition, ConQuest has created promotional or collectible programs for Ross Laboratories, Alltel, The Pittsburgh Symphony Orchestra, Indiana University and the Greater Columbus Convention and Visitors Bureau.

     ConQuest also derives prepaid calling card revenues by providing its technologically advanced prepaid calling card platform for prepaid calling cards and prepaid cellular services offered by MCI. ConQuest provides various prepaid calling card services, on a wholesale carrier basis, to MCI. Under the terms of the agreement, ConQuest provides MCI private labeled capacity on the CQ Platform System, customized scripting and voice prompts, customized features and specialized applications such as prepaid cellular platform services. Additionally, ConQuest provides 24-hour customer assistance outsourcing to MCI in support of the MCI prepaid calling card and prepaid cellular programs resident on the ConQuest platform. MCI provides all network access and termination arrangements on its own network for each MCI prepaid phone program.

     The integrated components of the CQ Platform System significantly enhance the delivery of ConQuest's prepaid calling card services to its customers. ConQuest-owned telephone switching facilities allow ConQuest to efficiently process and route long-distance prepaid calling card traffic using least-cost routing and enable ConQuest to efficiently monitor and control the quality of telephonic connection. ConQuest's call center operation enables ConQuest to offer various enhanced services and to provide quality in-house customer service to ConQuest's prepaid calling card users.

INTERNATIONAL

     ConQuest provides a range of telecommunications services abroad, including call center services and prepaid and postpaid calling cards. ConQuest seeks to capitalize on abundant growth opportunities in international markets by deploying its state-of-the-art, transferable CQ Platform System and application expertise to offer a broad range of high quality, flexible and efficient telecommunications services abroad.

     ConQuest is currently developing strategic alliances with established international telephone companies in order to expand the CQ Platform System into foreign markets cost-effectively and expeditiously. Specifically, ConQuest recently entered into an agreement with Norweb. Through this relationship, ConQuest expects to be able to provide Norweb with the technology and application expertise to offer enhanced prepaid and postpaid calling card services to Norweb's United Kingdom customer base, while Norweb would provide ConQuest with imbedded network architecture and operational strength enabling ConQuest both to leverage its existing United Kingdom customer relationships and to compete more effectively internationally. ConQuest believes that the relationship with Norweb will provide it with a model for similar relationships with other international telecommunications companies. ConQuest also believes that such alliances will allow it to

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

take advantage of fundamental changes occurring in the telecommunications industry resulting from global deregulation and rapid advances in technology. In addition, ConQuest is able to utilize and leverage its domestic call center services expertise and capacity to provide multi-lingual enhanced call center services to various foreign markets. ConQuest's international revenues were $1.1 million and $1.2 million in 1995 and 1996, respectively.

MARKETING AND DISTRIBUTION

     Call Center Services. ConQuest markets its operator assisted long distance services in the U.S. through the combined effort of five direct sales representatives based in its Dublin, Ohio facility, and a network of approximately 50 independent agents. ConQuest's corporate sales force focuses on larger accounts, such as hotel management companies, multi-unit hotel franchises and large pay telephone companies. Approximately 20% of ConQuest's operator assisted long distance services revenues in 1996 were derived from contracts obtained by its direct sales force and 80% from contracts obtained by independent agents.

     An overview of ConQuest's approach to marketing and distribution to its major target industry groups is provided below.

     Lodging and Hospitality Customers. ConQuest markets interstate, intrastate and international call center services to hotels and motels throughout the U.S. and in the United Kingdom. ConQuest's customers include franchisee owners of Holiday Inns, Comfort Inns, Ramada, Days Inns and other well-known hotel and motel names, operating a combined total of over 130,000 hotel and motel rooms and resort condominiums. ConQuest's marketing programs to lodging and hospitality customers emphasize ConQuest's ability to provide a high quality of customer service augmented by a feature-rich, technologically advanced and flexible call center platform which can be bundled with prepaid calling card and other enhanced telecommunications services into a convenient, comprehensive and efficient telecommunications services solution. ConQuest's marketing campaigns aimed at lodging and hospitality customers stress customized call branding, post-sale support and superior revenue sharing programs for the hospitality customer.

     ConQuest instituted a customer management program in 1995 for its customers in the lodging and hospitality industry to monitor and promote customer satisfaction with ConQuest's call center services. As part of the customer management program, employees of ConQuest monitor call activity from customer hotel and motel rooms on a daily basis to ensure that telephone calls are being accurately delivered to, and satisfactorily completed by, ConQuest's operator service center. Customers are regularly contacted by ConQuest personnel to determine whether they are satisfied with ConQuest's level of service. ConQuest believes that the implementation of the customer management program has contributed to a reduction in the number ConQuest's customers in the lodging and hospitality industry who have switched to different carriers.

     Independent Payphone Providers. ConQuest currently provides operator assisted long distance and call center services to over 17,000 independent payphones throughout the U.S. These payphones are owned or operated by approximately 240 payphone providers. ConQuest markets to this group of customers through direct sales representatives.

     Direct Marketers. ConQuest markets its call center services to catalogue and other direct marketing companies which utilize print advertising to sell merchandise and services to their customers. ConQuest's marketing programs for this customer group emphasize customization capabilities, reporting systems, technological advantages over other call centers as a result of "point and click" and graphical user interface (GUI) technology utilized by ConQuest.

     Prepaid Calling Cards. ConQuest markets prepaid calling cards through direct sales to retailers, through indirect sales through agents and through strategic alliances.

     Retail Channel. The majority of ConQuest's prepaid calling cards are currently sold to individuals at retail points of sale. ConQuest markets and distributes its phone cards nationwide to retailers both through a direct sales force and indirectly through its alliances with major regional distributors to retailers and its alliance with Catalina Marketing Corporation. ConQuest believes that its broad retail distribution network has resulted in ConQuest becoming recognized as a leading provider of retail phone card programs. ConQuest's

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

retail distribution channel encompasses diverse categories of retailers but emphasizes convenience stores, supermarkets and retail paging locations. Currently, ConQuest's cards are sold at over 6,000 retail locations throughout the U.S., including locations operated by the following major retailers:
Winn-Dixie Stores, Emro Marketing (Speedway, Starvin' Marvin, United, Bonded, Gastown, Cheker, Wake Up), SuperAmerica, Spectrum Stores, Pick Kwik Food Stores, Weis Markets, Shoppers Food Warehouse and Marathon Oil.

     ConQuest believes its success to date in expanding its retail network is attributable to superior technology and aggressive marketing. In order to maximize prepaid card exposure to end consumers at points of sale and to enhance benefits to retailers from prepaid calling card sales, ConQuest provides: (i) turnkey merchandising materials which include the availability of customized cards and retail packaging and complete display and signage systems which make display of ConQuest cards easy; (ii) training, ongoing post-sale support and timely inventory replenishment; (iii) retail promotion programs to enhance awareness of the prepaid calling card medium; and (iv) retailer access to end user information from ConQuest's internal card tracking system.

     In contrast to most products sold by retailers, ConQuest's phone cards allow retailers the option of generating revenues beyond the initial sale of the phone card by allowing an ongoing revenue stream based on the number of minutes recharged on any ConQuest card sold by that retailer, so long as the retailer continues to offer ConQuest cards. Most ConQuest retail chains make available the recharge option, thus affording such retailers additional profit potential.

     ConQuest assists retailers in promoting prepaid calling cards at points of sale at each retail location by providing merchandising expertise and, when requested, merchandising materials. ConQuest's merchandising and marketing program includes the ability to customize retail packaging and display and signage systems. ConQuest also provides promotional supplies and training materials to the retailer to assist the retailer in maximizing prepaid calling card sales at each retail location. ConQuest believes that these programs, together with ConQuest's merchandising and marketing program and superior service, encourage retailer involvement in support of marketing ConQuest cards.

     Retailers also benefit from ConQuest's internal card tracking system which enables ConQuest to provide a retailer with certain information about their customers that utilize ConQuest services for use in formulating its marketing strategy.

     ConQuest has introduced several innovative packaging and product delivery systems for retailers. ConQuest believes that it was the first marketer of phone cards to offer retail packaging of phone cards which is of the same size as paper currency. ConQuest has also developed a remote activation system which prevents tampering or pilferage of phone cards when being delivered to the retailer or while in storage. For those retailers who utilize the remote activation system, ConQuest delivers the phone cards to the retail location or to the retailer's warehouse in an inactivated state. The retailer can remotely activate the cards at any time. ConQuest has developed a proprietary point of sale activation device which allows a phone card to be activated at the time of sale. Inactivated cards can then be displayed throughout the retail location without the risk of loss through theft. The activation device communicates directly with ConQuest phone card database. The device allows the retailer to sell to its customer whatever amount of phone time the customer desires (up to certain limits), and allows the retailer to sell additional phone time on subsequent visits by the customer to the retail location.

     ConQuest markets its phone cards to the retail industry primarily through a direct sales force and through strategic alliances, as described below. ConQuest has ten employees who are responsible for marketing and sales on a direct basis to customers in the retail industry.

     Strategic Relationships. ConQuest has entered into strategic alliances with several major telecommunications and other companies which ConQuest believes will further expand each of its distribution channels.

          MCI. ConQuest provides various prepaid calling card services, on a wholesale carrier basis, to MCI Telecommunications Corporation. Under the terms of the agreement, ConQuest provides MCI private labeled capacity on its CQ Platform System, customized scripting and voice prompts, customized features and specialized applications such as prepaid cellular platform services. Additionally, ConQuest provides 24-hour customer assistance outsourcing to MCI in support of the MCI prepaid calling card and prepaid cellular programs resident on the ConQuest platform. MCI provides all network access and termination arrangements on its own network for each MCI prepaid phone program.

          Catalina Marketing Corporation. ConQuest has an arrangement with Catalina Marketing, a company that provides point of sale generated electronic database marketing programs for retailers, pursuant to which Catalina Marketing distributes thermal paper phone cards in participating supermarket locations. ConQuest believes its relationship with Catalina Marketing provides it with the ability to offer supermarkets a phone card program that is both broad and operationally simple, by utilizing Catalina Marketing's efficient delivery mechanism from its coupon printer already at the checkout register in participating locations.

          A.G. Beeper. ConQuest has an arrangement with A.G. Beeper, one of the nation's largest distributors of paging accessories to retail paging locations, pursuant to which A.G. Beeper distributes ConQuest's cards to paging retailers across the nation. ConQuest believes that its relationship with A.G. Beeper provides it with the ability to target consumers who carry pagers, whom ConQuest believes will be high volume users of ConQuest services.

          Thomas & Howard. ConQuest has an agreement with Thomas & Howard, one of the nation's largest distributors to convenience stores, pursuant to which Thomas & Howard distributes ConQuest phone cards to its network of retailers. ConQuest believes the agreement with Thomas & Howard provides it access to convenience store locations it would otherwise be unable to access.

     ConQuest also markets its phone cards for use in promotional marketing by corporations, schools and universities, charitable organizations and others. A corporation or other organization can purchase custom designed cards featuring its logo or customized advertisement to its customers or members. ConQuest has created promotional programs for Ross Laboratories, Alltel, The Pittsburgh Symphony Orchestra, Indiana University and the Greater Columbus Convention and Visitors Bureau.

TELECOMMUNICATION EQUIPMENT AND TECHNOLOGY

     Switching Facility and Network Platform. ConQuest owns and operates its own switching facilities in Columbus, Ohio, at which it switches its operator-assisted, prepaid card calls and other calls. The capacity of ConQuest's switching equipment is readily scaleable to accommodate additional users as necessary at moderate incremental cost and without any system downtime.

     ConQuest uses the latest technologies and network architecture to develop a highly reliable infrastructure that is easily expandable as needed. The network platform is designed and created using modern open architecture modules that when linked together provide a seamless fault-tolerant call path at all times. The platform consists of three basic modules: an internal high capacity switching backbone, intelligent peripherals, and high speed data servers.

     ConQuest utilizes redundant, highly automated state-of-the-art telecommunications switches to support the internal switching backbone. By providing automatic traffic rerouting and a proper switching equipment environment consisting of backup power and cooling systems, ConQuest believes that it is able to provide a high level of reliability to its customers. ConQuest owns and operates one domestic/international IXC switch, a Northern Telecom DMS 250 switch and five programmable EXCEL LNX-2000 switches. The six all-digital switches are designed and built with redundant electronics for fully automated internal switching to backup components in the event of a failure, or in the event of a software upgrade. The six switches that comprise the backbone of the internal ConQuest network are linked together using ISDN, out-of-band signaling, DS-1 circuits. Each link is composed of two separate ISDN circuit groups, a primary and a backup. This high capacity backbone allows the debit card platform to process millions of calls each month and is quickly expandable.

     ConQuest incorporates the latest available telephony digital signal processors to create its proprietary, custom intelligent peripherals. These completely customizable intelligent peripherals are attached to the switching backbone through multiple digital DS-1 circuits and high-speed LAN connections. Each unit is a duplicate of the original; thus any unit can handle any call type. The platform intelligent peripherals run a Sun

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

Microsystems open systems UNIX operating system that is well suited to meet the demands of this type of network-intensive, low failure rate environment. ConQuest has developed proprietary software written in the 'C' language, developed around the open modular systems architecture. This combination of easily customizable 'C' code and the nature of the open systems operating system allows ConQuest to rapidly develop custom network applications, and change rapidly to the growing and changing demands of the telecommunications industry. By attaching these networked intelligent peripherals to the switching backbone, ConQuest has the ability to successfully combine the high-speed switching and stability of the traditional telecommunications network architecture with the flexible customization and leading-edge capabilities of the networked computer environment. As technology and features change, the intelligent peripherals' software and hardware components are upgraded or replaced without a need to change the network backbone or the link to the external carriers. Because the intelligent peripherals are only used for the call setup, they are free to handle future calls while the backbone handles the longer talk-time duration of the call. This flexibility allows ConQuest to process thousands of simultaneous calls with fewer intelligent peripheral ports. ConQuest currently processes multiple simultaneous calls for each intelligent peripheral port in use. This fact serves to simplify switch expansion, reduce switching costs, and provide a competitive advantage to ConQuest.

     The last element of ConQuest's modular network platform consists of multiple redundant and replicated database servers. ConQuest utilizes high speed replicated and redundant server databases to support the rapidly growing number of prepaid cards. There are other redundant servers that are used to support: voice mail messaging, fax and pager messaging, credit card validation gateways, call detail warehousing, order and inventory management databases, Internet support servers, and customer service support systems.

     CQ Platform System. Debit card services for ConQuest's prepaid calling cards are provided by proprietary software systems, developed by ConQuest around an open modular switching architecture. This advanced platform provides ConQuest with a highly customizable, stable and fault tolerant platform that is quickly and easily expandable to meet growing capacity needs. By combining open systems computing with highly reliable redundant telecommunications switching platforms ConQuest is able to provide its customers with greater product flexibility without sacrificing reliability. ConQuest has also developed several support systems that focus on providing exceptional retail order, inventory and reporting support, including the ability to: provide inventory order placement, originate and maintain customer inventory levels, track orders and shipments, multiple activation methods, secure Internet reporting and provide order support. ConQuest provides the end user with a feature-rich prepaid calling card product that is supported 24-hours a day by trained customer service representatives to assist with any needs the user may have, including: recharging, rate quotes, usage history, dialing assistance and troubleshooting.

     Operator Services Facility. ConQuest operates its operator services center in Butler, Pennsylvania, which employed approximately 215 operators as of December 2, 1997. ConQuest provides live and automated operator services 24 hours per day, 365 days per year, and features bi-lingual operators versed in Spanish and English.

     ConQuest does not own any transmission facilities and, therefore, must contract to use facilities of other long distance network providers. ConQuest has entered into interconnect agreements to lease long-haul transmission facilities from WilTel, LCI International and ITG and leases other long-haul transmission facilities under the tariff of AT&T. ConQuest is able to originate and terminate calls over these leased facilities. In areas where ConQuest does not lease long-haul transmission facilities it has entered into interconnect agreements to originate domestic calls over LCI International's network, terminate domestic calls over LCI International, WilTel, USLD and Frontier's networks and terminate international calls over LCI International, WilTel, USLD, Frontier and WorldXChange's networks. ConQuest originates international calls via MCI's network under MCI's tariff.

     VISION (Vendor Information Services Interactive On-line Network). ConQuest VISION is an internally developed software link to its numerous sales distribution channels. Accessible externally, as well as internally, via the Internet and Intranet, VISION is designed to give ConQuest's customers and agents access to accurate and vital call information 24 hours per day, seven days a week.

     The software was designed to be simple to use, by allowing the data to be easily manipulated for specialized viewing and/or downloading purposes. VISION implements an interactive help feature designed to facilitate use of the system and to eliminate clumsy "how-to-use" manuals. Simple cursor movement to the desired topic or field activates the subroutine modules. Information on commissions and usage, as well as billing number verification is at the customers' fingertips within seconds.

     Responsible security measures are in place to ensure information can be obtained by the appropriate vendor. Differing levels of security are assigned by the vendor with firewall protection maintained by ConQuest, allowing for the security and integrity of the data.

RESEARCH AND DEVELOPMENT

     ConQuest currently is in the process of completing development of technology that will permit it to market and deliver prepaid cellular phone service. It is anticipated that an additional $2,000,000 of expenditures will be necessary to complete such development.

PATENTS AND TRADEMARKS

     ConQuest(R) is a registered trademark of ConQuest, and ConQuest considers protection of such trademark to be important to its business. ConQuest has sought to, and intends to continue to, vigorously defend the ConQuest(R) trademark against third party infringement.

     ConQuest's method of processing prepaid calling card calls may infringe on several claims of a certain U.S. patent held by an unaffiliated third party. The validity of that patent, which expires November 13, 2005, is at issue in litigation now pending in federal district court; ConQuest is not a party to that litigation. ConQuest commenced negotiations with the patent holder for a license under the patent, but elected to cease pursuing such license. If it is determined that ConQuest's method of processing prepaid calling card calls infringes on such patent, or any other patents, ConQuest could be subject to damages, including potentially treble damages, which could have a material adverse effect on ConQuest.

EMPLOYEES

     As of December 2, 1997, ConQuest had approximately 310 employees. None of ConQuest's employees are represented by a union or covered by a collective bargaining agreement. ConQuest has experienced no work stoppages and considers its relationship with its employees to be good.

FACILITIES

     ConQuest operates its CQ Platform System in 1,700 square feet of leased office space in Columbus, Ohio pursuant to a lease which expires in April 1999. ConQuest processes its call center traffic out of a 13,500 square foot call center facility located Butler, Pennsylvania pursuant to a lease which expires in April 2000. The principal executive offices of ConQuest are located in approximately 17,800 square feet of space at 5500 Frantz Road, Dublin, Ohio 43017 pursuant to a lease which expires in June 1999. ConQuest also leases an administrative and sales office in Boca Raton, Florida pursuant to a lease expiring in December 1997.

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

      CONQUEST MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion of results of operations and financial condition is based upon and should be read in conjunction with ConQuest's Consolidated Financial Statements and the related Notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

OVERVIEW

     ConQuest currently derives revenues from two principal sources: (i) call center services and (ii) prepaid calling card services. ConQuest receives call center services revenues from customers to which it provides operator assistance for the completion and billing of long distance calls from hotels, motels, resort condominiums and payphones and additionally provides inbound call handling services for catalogue marketers and other data capturing applications. ConQuest generally enters into one to two year contracts with its call center services customers. Call center services revenues are recognized as such services are performed and of which a large portion are billed and collected through a third party administrator. ConQuest receives prepaid calling card revenues from clients which distribute its prepaid calling cards and, upon recharges of prepaid calling cards, from individual end consumers who use prepaid calling cards. ConQuest currently provides prepaid calling card services to MCI on a wholesale basis. ConQuest normally enters into long-term contracts with its prepaid calling card clients and usually extends standard 30-day credit terms. ConQuest has entered into an agreement with Emro Marketing, a major prepaid calling card customer, to whom it granted a warrant to purchase shares of ConQuest Common Stock. ConQuest recognizes deferred revenue when ConQuest invoices the customer upon shipment of its products or when the individual end consumer recharges an existing prepaid calling card. Deferred revenue is subsequently recognized as prepaid calling card revenue as the end consumer uses the card and minutes are decremented from the card, or when the card expires. ConQuest receives international value-added telecommunications services revenues from providing call center, prepaid and postpaid calling card services to its international customers. ConQuest generally has contractual arrangements with its international clients. International value-added telecommunications services revenues are recognized in the same manner as those services sold in the U.S. and are based upon the type of service provided.

     ConQuest's total revenues increased from $31.8 million in 1994 to $37.8 million in 1996. ConQuest's revenues have traditionally been derived principally from call center services. However, the introduction of prepaid calling card services and international value-added telecommunications services by ConQuest in 1994 has shifted ConQuest's revenue and operating mix. Prepaid calling card revenues contributed less than 1% of consolidated revenues in 1994 and over 23% of consolidated revenues in 1996. While call center services are expected to continue to be a significant part of ConQuest's operations, management believes that the growth potential for the prepaid and international segments will result in a continuing shift of ConQuest's revenue and operating mix toward the prepaid and international product lines. As a result of significant historical and expected future changes in ConQuest's operating mix, management believes that ConQuest's historical performance results are neither directly comparable nor indicative of ConQuest's future performance.

     Cash generated by both domestic and international call center services is received approximately 80 days after the service is performed due to the billing process through the third party administrators as more thoroughly described in "RISK FACTORS -- Risks Relating to the Companies." However, ConQuest must pay for the cost of delivering these services in advance of receiving the cash generated by those revenues. Cash generated by both domestic and international prepaid calling card services is usually received in advance of the service being provided to the end consumer and thus, the cost of the service being received by ConQuest.

     Cost of services consists primarily of transmission costs, depreciation on equipment, and salary, benefits, and commissions paid to provide long distance service and the cost of manufacturing and delivering prepaid calling cards. The transmission costs of providing long distance service represent the costs of leasing fiber optic lines used to carry telecommunication signals and ConQuest's obligations to carriers that provide minutes of long distance over their networks when ConQuest cannot carry the access or termination legs of the call on its leased network. ConQuest anticipates that these costs will continue to decrease as ConQuest carries more

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

traffic through its leased lines and as ConQuest realizes volume discounts from carrying more traffic over other carriers' networks.

     Sales and marketing expenses consist primarily of marketing, advertising, mailing costs and salaries paid to ConQuest's direct sales force. ConQuest capitalizes certain customer acquisition costs in the form of signing bonuses and amortizes these bonuses over the life of the sales agreement. Other costs include co-op, marketing and promotional funds which are established for certain retailers and are based on prepaid calling minutes purchased. ConQuest anticipates that sales and marketing costs will increase as it initiates new marketing programs, but will decrease as a percentage of total revenues.

     General and administrative expenses consist primarily of salaries and benefits paid to corporate personnel, rent, depreciation and amortization and other administrative costs. ConQuest expects general and administrative expenses to increase as additional operator center and corporate employees are hired to facilitate anticipated growth.

     Conquest has incurred minimal expenses relating to promotions, rebates and marketing allowances provided to its customers. These expenses amounted to approximately $200,000 for the nine months ended September 30, 1997 and were less than $100,000 for the year ended December 31, 1996.

     Prepaid calling card revenues recorded during the year ended December 31, 1996 and nine months ended September 30, 1997 relating to expired and unused cards and the maintenance fee described below amounted to approximately $50,000 and $846,000, respectively due to increasing sales of ConQuest's prepaid calling cards. On January 1, 1997, ConQuest implemented a maintenance fee policy for inactive prepaid calling cards. After a card has been issued and unused for six consecutive months, ConQuest charges a maintenance fee which ConQuest decrements from the remaining time on the card. The maintenance fee is equal to the greater of $1, 4 units, or 15% of the remaining time on the card, whichever is greater. Thus, by the time the card expires, the card should contain no time which would be subject to escheat laws.

     In addition, ConQuest has acquired two prepaid calling card marketing companies during the past two years. During November 1995, ConQuest acquired the assets of Anderton Communication Marketing, Inc. ("ACMI") for approximately $3.15 million. This consideration consisted of $1.73 million cash and the issuance of 56,845 shares of ConQuest Common Stock. ACMI was a marketer of prepaid collector cards and operator assisted long distance services. This division of ConQuest was subsequently sold effective April 1, 1997 at no gain or loss. ConQuest expects the disposal will result in improved operating results due to elimination of losses generated by the division. During April 1996, ConQuest acquired the assets of Convenience Products Corp. ("CPC") for approximately $1.3 million. This consideration consisted of $709,000 in cash and the issuance of 40,312 shares of ConQuest Common Stock. CPC was a marketer of prepaid calling cards primarily to the convenience store industry.

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

RESULTS OF OPERATIONS

     The following table sets forth a summary of ConQuest's results of operations for each of the three years in the period ended December 31, 1996 and for the nine month periods ended September 30, 1996 and 1997. The table also reflects the results of operations as a percentage of total revenues. This information should be read in conjunction with the more detailed information contained in the Consolidated Financial Statements of ConQuest and the notes thereto included elsewhere in this Joint Proxy Statement/Prospectus.

                                                                NINE                                                   NINE
                                                               MONTHS                PERCENT OF REVENUES              MONTHS
                                                                ENDED                    YEAR ENDED                   ENDED
                        YEAR ENDED DECEMBER 31,             SEPTEMBER 30,               DECEMBER 31,              SEPTEMBER 30,
                    -------------------------------      -------------------      -------------------------      ----------------
                     1994        1995        1996         1996        1997        1994      1995      1996       1996       1997
                    -------     -------     -------      -------     -------      -----     -----     -----      -----      -----
                            (IN THOUSANDS)                   (UNAUDITED)                                           (UNAUDITED)
Revenues.........   $31,821     $30,696     $37,821      $28,856     $36,385      100.0%    100.0%    100.0%     100.0%     100.0%
Cost of
 services........    24,880      23,601      28,926       22,167      26,054       78.2      76.9      76.5       76.8       71.6
                    -------     -------     -------      -------     -------      -----     -----     -----      -----      -----
Gross profit.....     6,941       7,095       8,895        6,689      10,331       21.8      23.1      23.5       23.2       28.4
Sales and
 marketing
 expenses........     1,596       1,388       2,856        2,874       3,942        5.0       4.5       7.6       10.0       10.8
General and
 administrative
 expenses........     3,999       4,450       6,884        3,949       5,960       12.6      14.5      18.2       13.7       16.4
Write down of
 assets..........         0           0         918            0           0        0.0       0.0       2.4        0.0        0.0
                    -------     -------     -------      -------     -------      -----     -----     -----      -----      -----
Operating income
 (loss)..........     1,346       1,257      (1,763)        (134)        429        4.2       4.1      (4.7)      (0.5)       1.2
Interest
 income..........         0           0           0            0           0        0.0       0.0       0.0        0.0        0.0
Interest
 expense.........       315         244         403          291         188        1.0       0.8       1.1        1.0        0.5
                    -------     -------     -------      -------     -------      -----     -----     -----      -----      -----
Income (loss)
 before income
 taxes...........     1,031       1,013      (2,166)        (425)        241        3.2       3.3      (5.7)      (1.5)       0.7
Provision
 (benefit) for
 income taxes....       407         391        (766)        (171)         94        1.3       1.3      (2.0)      (0.6)       0.3
                    -------     -------     -------      -------     -------      -----     -----     -----      -----      -----
Net income
 (loss)..........   $   624     $   622     $(1,400)     $  (254)    $   147        2.0%      2.0%     (3.7)%     (0.9)%      0.4%
                    =======     =======     =======      =======     =======      =====     =====     =====      =====      =====

NINE MONTHS ENDED SEPTEMBER 30, 1997 COMPARED WITH THE NINE MONTHS ENDED SEPTEMBER 30, 1996

     Revenue. Total revenue increased to $36.4 million for the nine months ended September 30, 1997 from $28.9 million for the nine months ended September 30, 1996 (an increase of $7.5 million or 26%). The increase in total revenue was driven by a $4.9 million or 100% increase in revenue in the prepaid calling card business. The increase in prepaid calling card revenue primarily results from increasing sales through existing as well as new customers of ConQuest's prepaid calling cards during the first nine months of 1997. The increased usage and expansion of points of distribution were aided by the acquisition of CPC in the second quarter of 1996. In addition, ConQuest began providing certain prepaid calling card services to other telecommunications carriers which generated revenues of approximately $1.6 million during the nine months ended September 30, 1997 and $100,000 during the nine months ended September 30, 1996.

     Cost of Services. Cost of services increased to $26.1 million for the nine months ended September 30, 1997 from $22.2 million for the nine months ended September 30, 1996 (an increase of $3.9 million or 17.6%). The increase in cost of services was directly attributable to the increase in usage of ConQuest's prepaid calling cards. This increased consumption was responsible for the increase in transport costs, operator costs relating to customer service, as well as prepaid calling card production costs.

     Sales and Marketing Expenses. Sales and marketing expenses increased to $3.9 million for the nine months ended September 30, 1997 from $2.9 million for the nine months ended September 30, 1996 (an increase of $1.7 million or 35%). This increase related primarily to additional marketing support provided to prepaid calling card retailers and increased promotional activity. A portion of this increase also results from the costs relating to the CPC acquisition which was included for the full nine month period ended September 30, 1997 compared to only five full months for the period ended September 30, 1996.

     General and Administrative Expenses. General and administrative expenses increased to $6.0 million for the nine months ended September 30, 1997 from $3.9 million for the nine months ended September 30, 1996 (an increase of $2.1 million or 54%). This increase was primarily attributable to additional management and support personnel in the form of additional staffing for new and existing ConQuest products and costs relating to the CPC acquisition noted above. In addition, ConQuest incurred $291,000 in expenses relating to its failed

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

initial public offering attempt and incurred $622,000 in expenses relating to the proposed Merger during the nine months ended September 30, 1997.

     Interest Expense. Interest expense amounted to $188,000 for the nine months ended September 30, 1997 compared to $291,000 for the nine months ended September 30, 1996 (a decrease of $103,000 or 35%). This decrease primarily relates to lower outstanding bank borrowings as prepaid calling card services are paid for in advance of the cost to provide service being incurred. In addition, ConQuest leased assets through the use of operating leases for the nine months ended September 30, 1997, as opposed to using cash generated by ConQuest as it had previously done, which left cash available to pay down bank borrowings.

     Income Taxes. The provision for income taxes amounted to $394,000 for the nine months ended September 30, 1997 compared to a tax benefit of $171,000 for the nine months ended September 30, 1996. The increase is directly relational to the increase in taxable income for the nine months ended September 30, 1997 compared to the nine months ended September 30, 1996. The effective tax rates for the nine month periods ended September 30, 1997 and 1996 were 39% and 40%, respectively.

     Net Income (Loss). As a result of the above items, ConQuest generated net income of $147,000 for the nine months ended September 30, 1997 compared to a net loss of $254,000 for the nine months ended September 30, 1996.

YEAR ENDED DECEMBER 31, 1996 COMPARED WITH THE YEAR ENDED DECEMBER 31, 1995

     Revenue. Total revenue increased to $37.8 million for the year ended December 31, 1996 from $30.7 million for the year ended December 31, 1995, an increase of $7.1 million, or 23%. The increase in total revenue was driven by an eleven fold increase in revenue in the prepaid calling card business. This increase directly correlates to the increased usage of ConQuest's prepaid calling card products during 1996. In addition, the number of storefronts in which ConQuest markets these products increased from approximately 4,000 to over 6,000 at December 31, 1995 and December 31, 1996, respectively. The increased usage and expansion of points of distribution were aided by the acquisitions of two prepaid calling card marketing companies.

     Cost of Services. Cost of services increased to $28.9 million for the year ended December 31, 1996 from $23.6 million for the year ended December 31, 1995, an increase of $5.3 million, or 22%. The increase in cost of services was directly attributable to the increase in usage of ConQuest's prepaid calling cards. This increased consumption was responsible for the increase in transport costs as well as prepaid calling card production costs.

     Sales and Marketing Expenses. Sales and marketing expenses increased to $2.9 million for the year ended December 31, 1996 from $1.4 million for the year ended December 31, 1995, an increase of $1.5 million, or 107%. This increase related directly to additional marketing support to retailers and increased promotional activity resulting from the acquisitions of ACMI and CPC.

     General and Administrative Expenses. General and administrative expenses increased to $6.9 million for the year ended December 31, 1996 from $4.5 million for the year ended December 31, 1995, an increase of $2.4 million, or 53%. This increase was primarily attributable to additional management and support personnel in the finance, administration and product management areas as well as the result of the ACMI and CPC acquisitions noted above. ConQuest incurred research and development costs of approximately $264,000 during the year ended December 31, 1996 and $234,000 during the year ended December 31, 1995.

     Write-down of Assets. ConQuest decided to exit the prepaid collector card business in 1996. Accordingly, during 1996 ConQuest evaluated the recoverability of certain tangible and intangible assets related to its prepaid collector card operations and determined that a write-down of these assets was necessary in accordance with Statement of Financial Accounting Standards No. 121. These assets include certain computer equipment, licensing agreements and the excess of cost over fair value of assets acquired in the acquisition of ACMI. Thus, the future recoverability of these assets is in doubt and the assets were written down to their net realizable value based upon an estimate of future cash flows.

     Interest Expense. Interest expense amounted to $402,000 for the year ended December 31, 1996 compared to $244,000 for the year ended December 31, 1995, an increase of $158,000, or 64%. This increase primarily relates to the increased bank borrowings for acquisitions and capital expenditures. During 1996, ConQuest had funded the purchase of capital expenditures through cash generated by ConQuest.

     Income Taxes. Due to the loss before income taxes in 1996, ConQuest generated an income tax benefit of $766,000 for the year ended December 31, 1996 compared to a provision for income taxes of $391,000 for the year ended December 31, 1995. The effective tax rates for the years ended December 31, 1996 and December 31, 1995 were 35% and 39%, respectively.

     Net Income (Loss). As a result of the above items, ConQuest generated a net loss of $1,398,000 for the year ended December 31, 1996 compared to net income of $622,000 for the year ended December 31, 1995, a decrease of $2.0 million, or 322%.

YEAR ENDED DECEMBER 31, 1995 COMPARED WITH THE YEAR ENDED DECEMBER 31, 1994

     Revenue. Total revenue decreased to $30.7 million for the year ended December 31, 1995 from $31.8 million for the year ended December 31, 1994, a decrease of $1.1 million, or 3%. The increase in prepaid calling card revenue to $762,000 for the year ended December 31, 1995 from $15,000 for the year ended December 31, 1994 directly correlates to the increased usage of ConQuest's prepaid calling card products during 1995. International revenues also increased to $1.1 million for the year ended December 31, 1995 from $180,000 for the year ended December 31, 1994. This increase related primarily to the introduction of international operator services and increased penetration in the international call back market. The increase in these services were more than offset by a decrease in call center revenue to $28.8 million for the year ended December 31, 1995 from $31.6 million for the year ended December 31, 1994.

     Cost of Services. Cost of services decreased to $23.6 million for the year ended December 31, 1995 from $24.9 million for the year ended December 31, 1994, a decrease of $1.3 million, or 5%. The decrease in cost of services was directly attributable to the decrease in call center service revenues and the associated transport costs. The decrease in cost of services was partially offset by an increase in transport costs associated with the increased usage of ConQuest's prepaid calling cards.

     Sales and Marketing Expenses. Sales and marketing expenses decreased to $1.4 million for the year ended December 31, 1995 from $1.6 million for the year ended December 31, 1994, a decrease of $200,000, or 13%. This decrease related directly to the closing of two sales offices during 1995.

     General and Administrative Expenses. General and administrative expenses increased to $4.5 million (an increase of 11%) for the year ended December 31, 1995 compared to $4.0 million for the year ended December 31, 1994 as a direct result of the acquisition of ACMI. ConQuest incurred research and development costs of approximately $234,000 during the year ended December 31, 1995 and $187,000 during the year ended December 31, 1994.

     Interest Expense. Interest expense amounted to $245,000 for the year ended December 31, 1995 compared to interest expense of $315,000 for the year ended December 31, 1994, a decrease of $70,000, or 22%. This decrease relates primarily to less usage of ConQuest's line of credit and the increasing prepaid calling card revenues which generate cash in advance of ConQuest incurring the cost to provide the service.

     Income Taxes. The provision for income taxes amounted to $391,000 for the year ended December 31, 1995 relatively unchanged from $407,000 for the year ended December 31, 1994. The effective tax rate was 39% for both years.

     Net Income. As a result of the above items, net income remained relatively unchanged at $622,000 for the year ended December 31, 1995 compared to $624,000 for the year ended December 31, 1994.

LIQUIDITY AND CAPITAL RESOURCES

     ConQuest's primary sources of liquidity have been cash flows from operating activities and available borrowing capacity under credit facilities. The following sets forth selected information from ConQuest's statements of cash flows for the periods indicated:

                                                                                NINE MONTHS ENDED
                                          YEAR ENDED DECEMBER 31,                 SEPTEMBER 30,
                                  ---------------------------------------   -------------------------
                                     1994          1995          1996          1996          1997
                                  -----------   -----------   -----------   -----------   -----------
Net cash provided by (used in)
  operating activities........... $ 1,152,000   $ 3,925,000   $   997,000   $(1,814,016)  $(1,382,248)
Net cash investing activities....  (1,498,000)   (3,093,000)   (2,768,000)   (1,690,662)   (1,929,694)
Net cash (used in) provided by
  financing activities...........    (118,000)     (995,000)    2,071,000     3,504,678     3,011,385

     Beginning in 1995, ConQuest's accelerated growth activity in prepaid calling card services led to increases in cash provided by operating activities as a direct result of receiving cash payments for services in advance of actual card usage.

     Historically, cash used in investing activities has been expended for equipment and other capital assets to develop and support the CQ Platform System. Additional funds were used to expand and support ConQuest's call center operations, including upgrades to ConQuest's management information systems. Investing activities have been funded with cash from operations and borrowings under ConQuest's credit arrangements. In 1995 and 1996, ConQuest also expended approximately $2.6 million for the acquisitions of two prepaid calling card marketing companies.

     In 1993, ConQuest entered into a revolving line of credit facility with The Huntington National Bank, N.A. Pursuant to the terms of the credit facility, ConQuest could borrow up to $5 million based on a percentage of eligible accounts receivable, which in addition, secured the credit facility. Interest on the outstanding balance, calculated from the date of each advance to the repayment of each advance, was at the bank's prime rate plus 1/2%.

     In November 1996, ConQuest refinanced amounts outstanding under its existing term loan and line of credit agreements and capitalized lease obligations. This secured term loan, also with The Huntington National Bank, N.A., provided $3 million payable in quarterly installments over a five-year period beginning January 31, 1997. Interest on the term loan is payable monthly at a blended rate of 8%.

     In the first nine months of 1997, ConQuest entered into operating lease agreements for telecommunication switching equipment requiring total payments of approximately $1.1 million over a five-year period. ConQuest currently has not made other material purchase commitments for capital expenditures.

     In August 1997, ConQuest entered into new credit facilities with Star Bank, N.A. ("Star Bank"), which replaced the Huntington National Bank, N.A. revolving credit facility and term loans. The Star Bank credit facilities consist of two revolving credit facilities, a $7 million facility based on a percentage of eligible accounts receivable which secure the facility, and a $2.5 million facility which is secured by the assets of ConQuest. Interest on the Star Bank facilities is based on the LIBOR rate and the facilities are renewable annually. The Star Bank credit facilities restrict the payment of cash in the form of dividends or other payments to shareholders.

     ConQuest has historically expended approximately $1.3 million to $2.0 million for capital assets annually. ConQuest anticipates the need for capital expenditures will continue to increase if ConQuest achieves its growth objectives. However, primarily because of ConQuest's failed initial public offering attempt, the availability of additional capital could be limited. ConQuest anticipates that through the Merger it will gain the necessary access to additional capital which will allow it to continue to pursue its long-term growth strategy. Absent the Merger, ConQuest does not have the necessary capital available through the new credit facilities with Star Bank to continue its growth pattern beyond the near future and therefore, ConQuest would have to identify new sources of capital. As the need for additional assets continued to increase to support the continual growth of ConQuest's lines of business, and in light of the current availability of capital, ConQuest began to lease assets under operating lease agreements during the first three quarters ended September 30, 1997.

SEASONALITY AND VARIABILITY IN RESULTS

     Each of ConQuest's services experience significant seasonal fluctuations. Traditional operator assisted long distance services produce peak revenues during the summer months, coincident with domestic travel and vacation patterns. Such peak revenues typically exceed winter month revenues for such services by as much as 60%. Fulfillment services for cataloguers and other direct marketers also experience seasonal fluctuations with peak periods occurring during the winter holiday shopping season (October - December) with revenues for such services up by as much as 50% over non-peak periods. Though less severe than call center services, prepaid calling cards are also affected by seasonal demand fluctuations with demand peaking in the spring and summer months. To some extent the seasonal nature of ConQuest's various products have offset each other in the recent past. In addition, the impact of such seasonality during the past two years has been obscured by the significant growth in prepaid calling card revenues.

     However, ConQuest's operating results have varied significantly in the past and may vary significantly in the future. Factors that may cause ConQuest's operating results to vary include: (i) changes in operating expenses; (ii) the timing of the introduction of services; (iii) market acceptance of new and enhanced versions of services; (iv) potential acquisitions; (v) changes in legislation and regulation which affect the competitive environment for ConQuest's services; and (vi) general economic factors. Moreover, for many of ConQuest's customers, prepaid calling cards represent a new merchandising category, with the attendant concerns regarding shelf space positioning, sales force education and effective marketing and, with respect to arrangements with certain retailers requiring customized services, there may be significant lead time to provide such services following receipt of the customers' orders. As a result of these factors, ConQuest believes that period-to-period comparisons of its results of operations are not necessarily meaningful and should not be relied upon as indications of future performance.

ENVIRONMENTAL MATTERS

     ConQuest believes that compliance with environmental matters has not had, and is not expected to have, a material adverse effect on its financial position or operations.

IMPACT OF INFLATION

     ConQuest does not consider inflation to have had a material impact on the results of operations.

                     MARKET PRICE AND DIVIDEND INFORMATION

     SmarTalk. Since October 23, 1996, SmarTalk Common Stock has traded on Nasdaq under the symbol "SMTK." The initial offering price was $14.50 per share. The table below sets forth, for the periods indicated, the high and low closing sales prices per share of the SmarTalk Common Stock as reported on Nasdaq, based on published financial sources.

                                                                     HIGH         LOW
                                                                     ----         ---
        1996
             Fourth Quarter (beginning October 23, 1996)...........  $17 7/8      $11 3/8
        1997
             First Quarter.........................................   19 5/8       13
             Second Quarter........................................   15 7/8       10 1/8
             Third Quarter.........................................   25           13 5/8
             Fourth Quarter (through December 1, 1997).............   26 1/8       20 13/16

     On July 30, 1997, the last full trading day preceding public announcement of the Merger, the closing price per share of SmarTalk Common Stock on Nasdaq was $13.88. On December 1, 1997, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the closing price per share of SmarTalk Common Stock on Nasdaq was $21.75. On December 1, 1997, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, there were approximately 75 holders of record of the SmarTalk Common Stock.

     SmarTalk has never declared or paid any cash dividends on the SmarTalk Common Stock and currently plans to retain future earnings, if any, to finance the growth of SmarTalk's business rather than to pay cash dividends. The payment of future dividends on SmarTalk Common Stock will be a business decision to be made by the SmarTalk Board from time to time based upon the results of operations and financial condition of Smartalk and such other factors as the SmarTalk Board considers relevant. See "SMARTALK MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

     ConQuest. There is no established public trading market for the ConQuest Common Stock.

     On December 1, 1997, the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, there were approximately 90 holders of record of ConQuest Common Stock. ConQuest has never declared or paid any cash dividends on the ConQuest Common Stock and currently plans to retain future earnings, if any, to finance the growth of ConQuest's business rather than to pay cash dividends.

                     DESCRIPTION OF SMARTALK CAPITAL STOCK

     The following summary of certain provisions of SmarTalk Common Stock and SmarTalk Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the SmarTalk Articles of Incorporation and the SmarTalk Bylaws and by the provisions of applicable law. Copies of the SmarTalk Articles of Incorporation and the SmarTalk Bylaws are available to investors upon request to SmarTalk.

AUTHORIZED CAPITAL STOCK

     SmarTalk's authorized capital stock consists of 100,000,000 shares of SmarTalk Common Stock, no par value, and 10,000,000 shares of SmarTalk Preferred Stock, no par value. As of December 1, 1997, there were 16,464,300 shares of SmarTalk Common Stock outstanding and no shares of SmarTalk Preferred Stock outstanding. As of December 1, 1997, there were approximately 75 holders of record of SmarTalk Common Stock. As of December 1, 1997 there were 1,876,294 shares of SmarTalk Common Stock subject to stock options.

COMMON STOCK

     The holders of SmarTalk Common Stock are entitled to one vote per share on all matters to be voted on by shareholders and have cumulative voting rights with respect to the election of directors. Subject to the prior rights of holders of SmarTalk Preferred Stock, if any, the holders of SmarTalk Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. Upon liquidation or dissolution of SmarTalk, the remainder of the assets of SmarTalk will be distributed ratably among the holders of SmarTalk Common Stock after payment of liabilities and the liquidation preferences of any outstanding shares of SmarTalk Preferred Stock. SmarTalk Common Stock has no preemptive or other subscription rights and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All of the outstanding shares of SmarTalk Common Stock are fully paid and nonassessable.

PREFERRED STOCK

     SmarTalk is authorized to issue 10,000,000 shares of undesignated SmarTalk Preferred Stock. The Board of Directors has the authority to issue SmarTalk Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, preemption rights, terms of redemption, redemption prices, sinking fund provisions, liquidation preferences and the number of shares constituting a series or the designation of such series, without further vote or action by the shareholders. The issuance of SmarTalk Preferred Stock may have the effect of delaying, deferring or preventing a change in control of SmarTalk without further action by the shareholders and may adversely affect the market price of, and the voting and other rights of, the holders of SmarTalk Common Stock. At present, SmarTalk has no shares of SmarTalk Preferred Stock outstanding and has no plans to issue any shares of SmarTalk Preferred Stock.

REGISTRATION RIGHTS

     A total of 4,553,400 shares of SmarTalk Common Stock are subject to various registration rights. SmarTalk Partners is entitled to certain rights with respect to the registration of the Partners Registrable Shares. SmarTalk is required to use its best efforts to effect such registration so long as such request relates to Partners Registrable Shares constituting five percent or more of the issued and outstanding SmarTalk Common Stock. SmarTalk need only cause one such registration to become effective during any one-year period. These registration rights are subject to certain limitations and restrictions including the right of the underwriters of any offering of SmarTalk Common Stock to limit the number of Partners Registrable Shares included in the registration. Generally, SmarTalk is required to pay all registration expenses in connection with each registration of Partners Registrable Shares pursuant to these registration rights. SmarTalk Partners has agreed that, in any registration in which it is participating effected pursuant to an underwritten public offering, it will not effect any public sale or distribution of any Partners Registrable Shares or any other equity security of SmarTalk within seven days prior to and for 120 days after the effective date of such registration.

     Harger and Waterton (each of which is referred to herein, together with its transferees, as a "Holder") are entitled to certain rights with respect to the registration of their shares of SmarTalk Common Stock under the Securities Act. SmarTalk is obligated to cause to be filed with the Commission a shelf registration statement prior to the later to occur of (i) May 30, 1998 or (ii) ten days after the date SmarTalk first becomes eligible to file a registration statement on Form S-3. The shelf registration statement shall provide for resales of the GTI Registrable Shares held by Harger and Waterton. SmarTalk is required to use its best efforts to effect such registration within 60 days of the filing date, and to keep the shelf registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of GTI Registrable Shares by such Holders. After May 30, 1998, Holders of GTI Registrable Shares shall have piggyback registration rights under any proposed sale to the public of SmarTalk Common Stock (but excluding registrations on Form S-4 or S-8) either for SmarTalk's own account or the account of a security holder or holders.

     In connection with the Convertible Subordinated Notes Offering, SmarTalk is required to file a shelf registration statement on Form S-3 on or prior to 90 days after the Convertible Subordinated Notes Closing Date. SmarTalk is obligated to use all reasonable efforts to cause the applicable registration statement to be declared effective by the Commission on or prior to 180 days after the Convertible Subordinated Notes Closing Date and to keep the registration statement effective until the earlier of such date that is two years after the Convertible Subordinated Notes Closing Date or until the shelf registration statement is no longer required for resales of the Convertible Subordinated Notes or the SmarTalk Common Stock issued upon conversion thereof. If the shelf registration statement is not filed and registered within the allotted time periods or if it is filed and declared effective but thereafter ceases to be effective or usable, SmarTalk will accrue liquidated damages which could have a material adverse effect on SmarTalk.

CALIFORNIA LAW AND CERTAIN PROVISIONS OF THE SMARTALK ARTICLES OF INCORPORATION AND THE SMARTALK BYLAWS

     Certain provisions of the SmarTalk Articles of Incorporation and the SmarTalk Bylaws may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of SmarTalk. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of SmarTalk Common Stock. Certain of these provisions allow SmarTalk to issue SmarTalk Preferred Stock without any vote or further action by the shareholders, to eliminate the right of shareholders to act by written consent without a meeting and to eliminate cumulative voting in the election of directors. The authorization of undesignated SmarTalk Preferred Stock makes it possible for the Board of Directors to issue SmarTalk Preferred Stock with voting or other rights or preferences that could impede the success of any attempt to change control of SmarTalk. These provisions may also make it more difficult for shareholders to take certain corporate actions.

LIMITATION ON LIABILITY; INDEMNIFICATION

     SmarTalk has adopted provisions in the SmarTalk Articles of Incorporation that eliminate, to the fullest extent permissible under California law, the liability of its directors to SmarTalk for monetary damages. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. The SmarTalk Bylaws provide that SmarTalk shall indemnify its directors and officers to the fullest extent permitted by California law, including in circumstances in which indemnification is otherwise discretionary under California law. SmarTalk has entered into indemnification agreements with its officers and directors containing provisions which may require SmarTalk to, among other things, indemnify the officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

REINCORPORATION OF SMARTALK

     SmarTalk's Board of Directors is submitting to SmarTalk's shareholders, at a special meeting of shareholders of SmarTalk, a proposal to change SmarTalk's state of incorporation from California to Delaware. If the Reincorporation is effected, all persons owning SmarTalk Common Stock would be subject to the DGCL rather than the CGCL and SmarTalk's business will be continued in accordance with the DGCL. The Reincorporation would not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs effecting the Reincorporation) or location of the principal facilities of SmarTalk. However, some important differences between the CGCL and the DGCL do exist. Set forth below is a discussion of such differences. This discussion does not purport to be comprehensive and is qualified in full by reference to the CGCL and the DGCL and to all applicable case law. Additionally, the CGCL and the DGCL each provides that many of the statutory provisions may be modified by provisions in the charter or bylaws of the corporation. The following summary does not reflect any rules of Nasdaq that may apply to SmarTalk in connection with the matters discussed.

     Amendment of Charter or ByLaws. Under the CGCL, unless otherwise specified in the articles of incorporation, an amendment to the articles of incorporation requires the approval of the board of directors and the affirmative vote of a majority of shareholders entitled to vote thereon, either before or after the board's approval. The holders of the outstanding shares of a class are entitled to vote as a class if a proposed amendment to the articles of incorporation would: (i) increase or decrease the aggregate number of authorized shares of such class; (ii) effect an exchange, reclassification, or cancellation of all or part of the shares of such class, other than a stock split; (iii) effect an exchange, or create a right of exchange, of all or part of the shares of another class into the shares of such class; (iv) change the rights, preferences, privileges, or restrictions of the shares of such class; (v) create a new class of shares having rights, preferences or privileges prior to the shares of such class, or increase the rights, preferences or privileges or the number of authorized shares having rights, preferences or privileges prior to the shares of such class; (vi) in the case of preferred shares, divide the shares of any class into series having different rights, preferences, privileges or restrictions or authorize the board of directors to do so; or (vii) cancel or otherwise affect dividends on the shares of such class which have accrued but have not been paid.

     The CGCL also provides that the power to adopt, amend or repeal the bylaws shall be in both the board of directors and the shareholders entitled to vote thereon.

     Under the DGCL, unless a greater vote is required by the certificate of incorporation, an amendment to the certificate of incorporation requires the approval of the board of directors and the approval of the majority of stockholders entitled to vote thereon, voting as classes only if required by the DGCL.

     The DGCL also provides that the power to adopt, amend or repeal the bylaws shall be in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors in addition to the stockholders.

     Vote Required for Extraordinary Transactions. Under the CGCL, adoption of the principal terms of a merger requires approval of an affirmative vote of a majority of shareholders entitled to vote thereon, except that, unless required by the articles of incorporation, no authorizing shareholder vote is required of the corporation surviving a merger if the shareholders of the corporation shall own, immediately after the merger, more than five-sixths of the voting power of the corporation.

     The CGCL also provides that the affirmative vote of a majority of shareholders entitled to vote thereon is required of the corporation surviving a merger if: (i) the surviving corporation's articles of incorporation will be amended and would otherwise require shareholder approval, or (ii) shareholders will receive shares of the corporation surviving the merger having different rights, preferences, privileges or restrictions (including shares in a foreign corporation) than the shares surrendered.

     Under the DGCL, adoption of the principal terms of a merger or consolidation requires the affirmative vote of a majority of stockholders entitled to vote thereon, except that, unless required by the certificate of incorporation, no authorizing stockholder vote is required of the surviving corporation if: (i) the certificate of incorporation is not amended in any respect by the merger; (ii) each share of stock outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share after the effective date of the merger; (iii) the number of shares to be issued in the merger does not exceed 20% of the common stock outstanding immediately prior to the effective date of the merger.

     Derivative Actions. Under the CGCL, a shareholder bringing a derivative action on behalf of, and for the benefit of the corporation need not have been a shareholder at the time of the transaction of which he or she complains, provided that certain tests are met. The CGCL also provides that the corporation or defendant in a derivative action may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

     Under the DGCL, a stockholder bringing a derivative action on behalf of, and for the benefit of the corporation must aver in the complaint that he or she was a stockholder at the time of the transaction of which he or she complains. The DGCL also provides that a stockholder may not bring a derivative action unless he or she first makes a demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

     Dissenters' and Appraisal Rights. Under the CGCL, shareholders whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Dissenters' rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity, and if the shares of the surviving corporation have the same rights, preferences, privileges and restrictions as the shares of the disappearing corporation that are surrendered in exchange.

     Under the DGCL, holders of shares of any class or series have the right, in certain circumstances, to dissent from a merger or consolidation by demanding payment in cash for their shares equal to the fair value (excluding any appreciation or depreciation as a consequence of, or in expectation of the transaction) of such shares, as determined by agreement with the corporation or by an independent appraiser appointed by a court in an action timely brought by the corporation or dissenters. The DGCL provides dissenters' appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock regardless of the number of shares being issued. The DGCL also provides that no appraisal rights are available for shares of any class or series listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders, unless the agreement of merger or consolidation converts such shares into anything other than: (i) stock of the surviving corporation; (ii) stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) some combination of the above. The DGCL also provides that appraisal rights are not available for any shares of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation.

     Indemnification. The DGCL and the CGCL each allow a corporation to advance funds for payment of the legal expenses of an indemnitee prior to the final disposition of an action, provided that the indemnitee undertakes to repay any of the amount so advanced if it is later determined that the indemnitee is not entitled to indemnification with regard to the action for which the expenses were advanced.

     Under the CGCL, a corporation may indemnify indemnitees against expenses, judgments, fines and settlements (other than in connection with actions by or in the right of the corporation) if that person acted in good faith and in a manner the indemnitee reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the indemnitee was unlawful, and may indemnify, with certain exceptions, any person who is a party to any action by or in the right of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith and in a manner the person believed to be in the best interests of the corporation and its shareholders.

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

     Under the DGCL, a corporation may indemnify its present and former directors, officers, employees and agents against all reasonable expenses (including attorneys' fees) and, except in actions initiated by or in the right of the corporation, against all judgments, fines and amounts paid in settlement in actions brought against them, if such individual acted in good faith, and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under the DGCL, a corporation shall indemnify a present or former director or officer to the extent that he or she is successful on the merits or otherwise in the defense of any claim, issue or matter associated with an action.

TRANSFER AGENT

     The transfer agent and registrar for the SmarTalk Common Stock is U.S. Stock Transfer Corporation.

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                COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND
                             SMARTALK SHAREHOLDERS

GENERAL

     ConQuest is a Delaware corporation, subject to the provisions of the DGCL. SmarTalk is a California corporation, subject to the provisions of the CGCL. Holders of ConQuest Common Stock who receive shares of SmarTalk Common Stock in the Merger will become holders of SmarTalk Common Stock. The rights of such holders as holders of SmarTalk Common Stock will then be governed by the SmarTalk Articles of Incorporation, the SmarTalk Bylaws, and the CGCL.

     Upon approval of the SmarTalk Shareholders, SmarTalk will reincorporate in Delaware. After the Reincorporation, all persons owning SmarTalk Common Stock will be subject to Delaware corporate law rather than California corporate law. Therefore, although certain differences between the rights of the ConQuest Stockholders and the SmarTalk Shareholders before and after the Merger are discussed below, upon the completion of the Reincorporation, the ConQuest Stockholders receiving SmarTalk Common Stock in the Merger and the SmarTalk Shareholders should note that Delaware corporate law will govern SmarTalk. See "REINCORPORATION IN DELAWARE."

     Set forth below are the material differences between the rights of a holder of ConQuest Common Stock under the ConQuest Amended and Restated Certificate of Incorporation (the "ConQuest Certificate of Incorporation"), the ConQuest Bylaws, and the DGCL, on the one hand, and the rights of a holder of SmarTalk Common Stock under the SmarTalk Articles of Incorporation, the SmarTalk Bylaws and the CGCL, on the other hand.

     The following summary does not reflect any rules of Nasdaq that may apply to SmarTalk or ConQuest in connection with the matters discussed. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the DGCL, the CGCL and the constituent documents of each corporation.

AUTHORIZED CAPITAL

     SmarTalk. SmarTalk's authorized capital stock is set forth under "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Authorized Capital Stock."

     ConQuest. The authorized capital stock of ConQuest consists of 50,000,000 shares of ConQuest Common Stock and 4,000,000 shares of ConQuest Preferred Stock, $.001 par value. As of December 1, 1997, 588,152 shares of ConQuest Common Stock were issued and outstanding, and no shares of ConQuest Preferred Stock were issued and outstanding. As of December 1, 1997, there were approximately 90 holders of record of ConQuest Common Stock.

AMENDMENT OF CHARTER OR BYLAWS

     SmarTalk. Under the CGCL, unless otherwise specified in the SmarTalk Articles of Incorporation, an amendment to the SmarTalk Articles of Incorporation requires the approval of the SmarTalk Board and the affirmative vote of a majority of shareholders entitled to vote thereon, either before or after the board approval. Under the CGCL, the holders of the outstanding shares of a class are entitled to vote as a class if a proposed amendment to the articles of incorporation would: (i) increase or decrease the aggregate number of authorized shares of such class; (ii) effect an exchange, or create a right of exchange, of all or part of the shares of another class into the shares of such class; (iii) effect an exchange, reclassification, or cancellation of all or part of the shares of such class, other than a stock split; (iv) change the rights, preferences, privileges, or restrictions of the shares of such class;
(v) create a new class of shares having rights, preferences or privileges prior to the shares of such class, or increase the rights, preferences or privileges or the number of authorized shares having rights, preferences or privileges prior to the shares of such class; (vi) in the case of preferred shares, divide the shares of any class into series having different rights, preferences, privileges or restrictions or authorize the SmarTalk Board to do so; or (vii) cancel or otherwise affect dividends on the shares of such

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

class which have accrued but have not been paid. The SmarTalk Articles of Incorporation do not require a greater level of approval for an amendment of the SmarTalk Articles of Incorporation.

     The CGCL also provides that the power to adopt, amend or repeal the SmarTalk Bylaws shall be in both the SmarTalk Board and the shareholders entitled to vote thereon. The SmarTalk Articles of Incorporation and the SmarTalk Bylaws confer the power to amend the SmarTalk Bylaws on the SmarTalk Board, provided, however, that after the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the majority of shareholders entitled to vote thereon.

     ConQuest. Under the DGCL, unless a greater vote is required by the ConQuest Certificate of Incorporation, an amendment to the ConQuest Certificate of Incorporation requires the approval of the ConQuest Board and the approval of the majority of stockholders entitled to vote thereon, voting as classes only if required by the DGCL. The ConQuest Certificate of Incorporation does not require a greater than majority vote for an amendment of the ConQuest Certificate of Incorporation.

     The DGCL also provides that the power to adopt, amend or repeal the ConQuest Bylaws shall be in the stockholders entitled to vote, provided that ConQuest in the ConQuest Certificate of Incorporation may confer such power on the ConQuest Board in addition to the stockholders. The ConQuest Certificate of Incorporation does confer the power to amend the ConQuest Bylaws by the ConQuest Board subject to the power of the ConQuest Stockholders to alter, amend, change or repeal the ConQuest Bylaws.

VOTE REQUIRED FOR EXTRAORDINARY TRANSACTIONS

     SmarTalk. Under the CGCL, adoption of the principal terms of a merger by SmarTalk requires approval of an affirmative vote of a majority of shareholders entitled to vote thereon, except that, unless required by the SmarTalk Articles of Incorporation, no authorizing shareholder vote is required of SmarTalk surviving a merger if the shareholders of SmarTalk shall own, immediately after the merger, more than five-sixths of the voting power of SmarTalk. The SmarTalk Articles of Incorporation do not require a greater than majority vote for approval of such extraordinary transactions.

     The CGCL also provides that the affirmative vote of a majority of shareholders entitled to vote thereon is required of SmarTalk surviving a merger if: (i) the SmarTalk Articles of Incorporation will be amended and would otherwise require shareholder approval; or (ii) shareholders of SmarTalk will receive shares of SmarTalk surviving the merger having different rights, preferences, privileges or restrictions (including shares in a foreign corporation) than the shares surrendered. Under the CGCL, shareholder approval is also not required for merger or consolidation in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

     ConQuest. Under the DGCL, adoption of the principal terms of a merger or consolidation by ConQuest requires the affirmative vote of a majority of stockholders entitled to vote thereon, except that, unless required by the ConQuest Certificate of Incorporation, no authorizing stockholder vote is required of ConQuest surviving a merger if: (i) the ConQuest Certificate of Incorporation is not amended in any respect by the merger; (ii) each share of stock of ConQuest outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of ConQuest after the effective date of the merger; and (iii) the number of shares to be issued in the merger does not exceed 20% of ConQuest Common Stock outstanding immediately prior to the effective date of the merger. The ConQuest Certificate of Incorporation does not require a greater than majority vote for approval of such extraordinary transactions. Under the DGCL, stockholder approval is also not required for merger or consolidation in which a parent corporation merges or consolidates with a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock.

DERIVATIVE ACTIONS

     SmarTalk. Under the CGCL, a shareholder bringing a derivative action on behalf of, and for the benefit of the corporation need not have been a shareholder at the time of the transaction of which he or she

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

complains, provided that certain tests are met. The CGCL also provides that the corporation or defendant in a derivative action may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

     ConQuest. Under the DGCL, a stockholder bringing a derivative action on behalf of, and for the benefit of the corporation must aver in the complaint that he or she was a stockholder at the time of the transaction of which he or she complains. The DGCL also provides that a stockholder may not bring a derivative action unless he or she first makes a demand on the corporation that it bring suit and such demand has been refused, unless it is shown that such demand would have been futile.

DISSENTERS' AND APPRAISAL RIGHTS

     SmarTalk. Under the CGCL, shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Dissenters' rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity, and if the shares of the surviving corporation have the same rights, preferences, privileges and restrictions as the shares of the disappearing corporation that are surrendered in exchange.

     ConQuest. Under the DGCL, holders of shares of any class or series have the right, in certain circumstances, to dissent from a merger or consolidation by demanding payment in cash for their shares equal to the fair value (excluding any appreciation or depreciation as a consequence of, or in expectation of the transaction) of such shares, as determined by agreement with the corporation or by an independent appraiser appointed by a court in an action timely brought by the corporation or dissenters. The DGCL provides dissenters' appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock regardless of the number of shares being issued. The DGCL also provides that no appraisal rights are available for shares of any class or series listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders, unless the agreement of merger or consolidation converts such shares into anything other than: (i) stock of the surviving corporation; (ii) stock of another corporation which is either listed on a national securities exchange or designated as a national market system security on Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) some combination of the above. The DGCL also provides that appraisal rights are not available for any shares of the surviving corporation if the merger did not require the vote of the stockholders of the surviving corporation.

     For a description of additional differences between appraisal rights under the DGCL and CGCL, see "REINCORPORATION IN DELAWARE -- Significant Changes Caused by the Reincorporation -- Appraisal Rights" and "-- Voting and Appraisal Rights in Certain Transactions."

DIRECTOR LIABILITY

     The DGCL and the CGCL each provide that the charter documents of the corporation may include provisions which limit or eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, providing such liability does not arise from certain proscribed conduct, including, in the case of the DGCL, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, breach of the duty of loyalty, the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions or transactions from which such director derived an improper personal benefit, or in the case of the CGCL, intentional misconduct or knowing and culpable violation of law, acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, the receipt of an improper personal benefit, acts or omissions that show reckless disregard for the director's duties to the corporation or its shareholders, where the director in the ordinary course of performing a director's

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

duties should be aware of a risk of serious injury to the corporation or its shareholders, acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders, interested transactions between the corporation and a director in which a director has a material financial interest and liability for improper distributions, loans or guarantees.

     SmarTalk. The SmarTalk Articles of Incorporation contain certain provisions that eliminate, to the fullest extent possible under the CGCL, the liability of its directors to SmarTalk for monetary damages. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Limitation on Liability; Indemnification."

     ConQuest. The ConQuest Certificate of Incorporation contains certain provisions permitted under the DGCL relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in certain circumstances involving wrongful acts, such as a breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law.

     For a description of additional differences between the applicable provisions under the DGCL and CGCL, see "REINCORPORATION IN
DELAWARE -- Significant Changes Caused by the Reincorporation -- Appraisal Rights" and "-- Voting and Appraisal Rights in Certain Transactions."

INDEMNIFICATION

     The DGCL and the CGCL each allow a corporation to advance funds for payment of the legal expenses of an Indemnitee (as defined below) prior to the final disposition of an action, provided that the Indemnitee undertakes to repay any of the amount so advanced if it is later determined that the Indemnitee is not entitled to indemnification with regard to the action for which the expenses were advanced.

     SmarTalk. Under the CGCL, a corporation may indemnify Indemnitees against expenses, judgments, fines and settlements (other than in connection with actions by or in the right of the corporation) if that person acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the Indemnitee was unlawful, and may indemnify, with certain exceptions, any person who is a party to any action by or in the right of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith and in a manner the person believed to be in the best interests of the corporation and its shareholders. The SmarTalk Bylaws provide that SmarTalk shall indemnify its directors and officers to the fullest extent permitted by the CGCL, including in circumstances in which indemnification is otherwise discretionary under the CGCL. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Limitation on Liability; Indemnification."

     ConQuest. Under the DGCL, a corporation may indemnify its present and former directors, officers, employees and agents against all reasonable expenses (including attorneys' fees) and, except in actions initiated by or in the right of the corporation, against all judgments, fines and amounts paid in settlement in actions brought against them, if such individual acted in good faith, and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under the DGCL, a corporation shall indemnify a present or former director or officer to the extent that he or she is successful on the merits or otherwise in the defense of any claim, issue or matter associated with an action. The ConQuest Certificate of Incorporation and ConQuest Bylaws contain certain provisions obligating ConQuest to indemnify its directors and officers to the fullest extent permitted by the DGCL.

     ConQuest has entered into indemnification agreements with certain of its officers and directors containing provisions which may require ConQuest, among other things, to indemnify such officers and directors against certain liabilities incurred in connection with the ConQuest Stockholder Litigation that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), and to advance their expenses incurred as a result of any proceeding against them as to

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

which they could be indemnified. See "DESCRIPTION OF SMARTALK CAPITAL STOCK -- Limitation on Liability; Indemnification."

     SmarTalk has entered into indemnification agreements with its officers and directors containing provisions which may require SmarTalk, among other things, to indemnify the officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. See "DESCRIPTION OF SMARTALK CAPITAL
STOCK -- Limitation on Liability; Indemnification."

     For an additional discussion comparing the differences between the applicable provisions of the DGCL and CGCL, see "REINCORPORATION IN
DELAWARE -- Significant Changes Caused by the Reincorporation -- Indemnification and Limitation of Liability."

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                            THE 1996 PLAN AMENDMENT

DESCRIPTION OF THE EXISTING 1996 PLAN

     In August, 1996, the SmarTalk Board adopted and the SmarTalk Shareholders approved the 1996 Plan. The 1996 Plan permits the Compensation Committee of the SmarTalk Board to make awards to directors, employees, advisors and consultants of SmarTalk and its subsidiaries. The 1996 Plan provides for the grant of stock options, including both incentive stock options and nonqualified options, as well as stock appreciation rights, restricted stock, performance shares, and phantom stock, as described below. All awards under the 1996 Plan are nontransferable by the participant, except upon the participant's death in accordance with his will or applicable law. As of December 1, 1997, options to purchase 1,876,294 shares of SmarTalk Common Stock were outstanding. The total number of shares of SmarTalk Common Stock or units or other rights that may be subject to options and other types of awards granted in the future under the 1996 Plan to officers, employees, advisors and consultants of SmarTalk is not determinable at this time.

     Stock Options. The 1996 Plan authorizes the grant of nonqualified stock options to employees, consultants and advisors of SmarTalk and its subsidiaries. Incentive stock options may only be granted to employees of SmarTalk and its subsidiaries. The exercise price of a nonqualified stock option may be determined by the Compensation Committee in its discretion. The exercise price of an incentive stock option may not be less than the fair market value of the SmarTalk Common Stock on the date of grant. The value of SmarTalk Common Stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by any one employee in any one year is limited by the Code to $100,000. The maximum term of stock options granted under the 1996 Plan is 10 years from the date of grant. The Compensation Committee shall determine the extent to which an option shall become and/or remain exercisable in the event of the termination of employment or service of a participant under certain circumstances, including retirement, death or disability, subject to certain limitations for incentive stock options. Under the 1996 Plan, the exercise price of an option is payable by the participant in cash or, in the discretion of the Compensation Committee, in SmarTalk Common Stock or a combination of cash and SmarTalk Common Stock.

     Stock Appreciation Rights. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option. A stock appreciation right granted in connection with an option entitles the holder, upon exercise, to surrender the related option and receive a payment based on the difference between the exercise price of the related option and the fair market value of SmarTalk's Common Stock on the date of exercise. A stock appreciation right granted in connection with an option is exercisable only at such time or times as the related option is exercisable and expires no later than the related option expires. A stock appreciation right also may be granted without relationship to an option and will be exercisable as determined by the Compensation Committee, but in no event after 10 years from the date of grant. A stock appreciation right granted without relationship to an option entitles the holder, upon exercise, to a payment based on the difference between the base price assigned to the stock appreciation right by the Compensation Committee on the date of grant and the fair market value of SmarTalk Common Stock on the date of exercise. Payment to the holder in connection with the exercise of a stock appreciation right may be in cash or shares of SmarTalk Common Stock or in a combination of cash and SmarTalk Common Stock.

     Restricted Stock Awards. The Compensation Committee may award shares of SmarTalk Common Stock to participants under the 1996 Plan, subject to such restrictions on transfer and conditions of forfeiture as it deems appropriate. Such conditions may include requirements as to the continued service of the participant with SmarTalk, the attainment of specified performance goals or any other conditions determined by the Compensation Committee. Subject to the transfer restrictions and forfeiture restrictions relating to the restricted stock award, the participant will otherwise have the rights of a shareholder of SmarTalk, including all voting and dividend rights, during the period of restriction.

     Performance Awards. The Compensation Committee may grant performance awards denominated in specified dollar units ("Performance Units") or in shares of SmarTalk Common Stock. Performance awards

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

are payable upon the achievement of performance goals established by the Compensation Committee at the beginning of the performance period, which may not exceed ten years from the date of grant. At the time of grant, the Compensation Committee establishes the number of units or shares, the duration of the performance period, the applicable performance goals and, in the case of Performance Units, the potential payment or range of payments for the performance awards. At the end of the performance period, the Compensation Committee determines the payment to be made based on the extent to which the performance goals have been achieved. The Compensation Committee may consider significant unforeseen events during the performance period when making the final award. Payments may be made in cash or shares of SmarTalk Common Stock or in a combination of cash and shares.

     Phantom Stock. An award of phantom stock gives the participant the right to receive cash at the end of a fixed vesting period based on the value of a share of SmarTalk Common Stock at that time. Phantom stock units are subject to such restrictions and conditions to payment as the Compensation Committee determines are appropriate. At the time of grant, the Compensation Committee determines, in its sole discretion, the number of units and the vesting period of the units, and it may also set a maximum value of a unit. If the participant remains employed by SmarTalk throughout the applicable vesting period, he is entitled to receive payment of a cash amount for each phantom stock unit equal in value to the fair market value of one share of SmarTalk Common Stock on the last day of the vesting period, subject to any maximum value limitation.

     Administration. The 1996 Plan shall be administered by the Compensation Committee of the SmarTalk Board, or such other Compensation Committee as may be appointed by the SmarTalk Board. Subject to the limitations set forth in the 1996 Plan, the Compensation Committee has the authority to determine the persons to whom awards will be granted, the time at which awards will be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which the award will become vested, exercisable or payable and the duration of the award. The Compensation Committee may provide for the acceleration of the vesting or exercise period of an award at any time prior to its termination or upon the occurrence of specified events. With the consent of the affected participant, the Compensation Committee has the authority to cancel and replace awards previously granted with new options for the same or a different number of shares and having a higher or lower exercise or base price, and may amend the terms of any outstanding awards to provide for an exercise or base price that is higher or lower than the current exercise or base price.

     Reservation of Shares. SmarTalk currently has authorized and reserved a number of shares of SmarTalk Common Stock for issuance under the 1996 Plan equal to (i) the lesser of (A) 7,087,991 shares of SmarTalk Common Stock and (B) the number of shares of SmarTalk Common Stock equal to 9% of the then total issued and outstanding shares of SmarTalk Common Stock minus (ii) the number of shares of SmarTalk Common Stock issued or issuable pursuant to options exercised or outstanding under the 1996 Nonqualified Plan. If any shares of SmarTalk Common Stock that are the subject of an award are not issued or transferred and cease to be issuable or transferable for any reason, such shares will no longer be charged against such maximum share limitation and may again be made subject to awards under the 1996 Plan. In the event of certain corporation reorganizations, recapitalizations, or other specified corporate transactions affecting SmarTalk or the SmarTalk Common Stock, proportionate adjustments may be made to the number of shares available for grant and to the number of shares and prices under outstanding awards made before the event.

     Term and Amendment. The 1996 Plan has a term of ten years, subject to earlier termination or amendment by the SmarTalk Board. All awards granted under the 1996 Plan prior to its termination remain outstanding until exercised, paid or terminated in accordance with their terms. The SmarTalk Board may amend the 1996 Plan at any time, except that shareholder approval is required for certain amendments to the extent necessary for purposes of Rule 16b-3 under the Exchange Act.

     Certain Federal Income Tax Consequences. The following is a general description of the current federal income tax consequences to participants and SmarTalk relating to options and other awards that may be granted under the 1996 Plan. This discussion does not purport to cover all tax consequences relating to options or other awards.

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

     The grant of a stock option under the 1996 Plan will not generally result in taxable income for the participant, nor in a deductible compensation expense for SmarTalk, at the time of grant. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and SmarTalk will receive no deduction when an incentive stock option is exercised. Upon exercising a nonqualified option, the participant will recognize ordinary income in the amount by which the fair market value of the SmarTalk Common Stock on the date of exercise exceeds the exercise price, and SmarTalk will generally be entitled to a corresponding deduction. The treatment of a participant's disposition of shares of SmarTalk Common Stock acquired upon the exercise of an option is dependent upon the length of time the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified option. Generally, there will be no tax consequences to SmarTalk in connection with the disposition of shares acquired under an option except that SmarTalk may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable incentive stock option holding period has been satisfied.

     The current federal income tax consequences of other awards authorized under the 1996 Plan generally follow certain basic patterns: stock appreciation rights are subject to income tax upon exercise in substantially the same manner as nonqualified stock options; restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price (if any) only at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; performance awards and phantom stock generally are subject to tax at the time of payment. In each of the foregoing cases, SmarTalk generally has a corresponding tax deduction at the time the participant recognizes taxable income.

DESCRIPTION OF THE PROPOSED AMENDMENT TO THE 1996 PLAN

     SmarTalk has utilized stock options as a key part of its overall compensation program for executive officers and other employees of SmarTalk. The SmarTalk Board believes it is important to have equity-based incentives available to retain and attract quality personnel for SmarTalk, including ConQuest personnel subsequent to the Merger. This will necessarily entail new option grants, and correspondingly, a need to increase the number of shares of SmarTalk Common Stock available for grant under the 1996 Plan. The SmarTalk Board has approved, subject to shareholder approval, a proposal to amend the 1996 Plan to increase the number of shares of SmarTalk Common Stock available for issuance under the 1996 Plan by 3,000,000 shares.

     If approved by the SmarTalk Shareholders at the SmarTalk Special Meeting, the first sentence of Section 3.1 of the 1996 Plan will be amended to provide as follows:

          "Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued or transferred or exercised pursuant to Awards under the Plan is 4,500,000 shares of Common Stock; provided, that no more than 1,000,000 shares may be granted to any one person during any six month period."

     The remaining language of Section 3 will not be changed and the only effect of the 1996 Plan Amendment will be to increase the number of shares of SmarTalk Common Stock authorized and reserved for issuance upon the exercise of stock options granted pursuant to the 1996 Plan and limit the number of options that may be granted to any one individual.

     The maximum number of shares of SmarTalk Common Stock which may be issued under the 1996 Plan will be 4,500,000 shares.

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

                          REINCORPORATION IN DELAWARE

GENERAL

     The SmarTalk Board is submitting to the SmarTalk Shareholders a proposal to change SmarTalk's state of incorporation from California to Delaware. The SmarTalk Board believes that the best interests of SmarTalk and the SmarTalk Shareholders will be served by the Reincorporation in order to take advantage of the benefits of Delaware corporate law.

ADVANTAGES OF DELAWARE CORPORATE LAW

     By changing the state of incorporation of SmarTalk from California to Delaware, SmarTalk will be able to take advantage of the following benefits:

     Modern, Comprehensive and Flexible. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has been a leader in adopting, construing, implementing and revising its innovative, comprehensive and flexible corporate laws in order to be responsive to the legal and business needs of corporations organized in Delaware. Because of these reasons, many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware. Given Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial and influential body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporate legal affairs.

     Ability to Attract and Retain Qualified Directors. Under Delaware law, a corporation may include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. Today, directors of corporations face risks of claims and litigation in exercising their respective duties, and the amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Smartalk Board desires to reduce these risks to its directors and to limit situations in which monetary damages can be recovered against directors so that SmarTalk may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

     Established Principles of Corporate Governance. The Delaware courts have substantial judicial precedent as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of its board of directors under the business judgment rule. SmarTalk believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

EFFECTS OF THE REINCORPORATION

     General. The Reincorporation will effect only a change in the legal domicile of SmarTalk and certain other changes of a legal nature, certain of which are described in this Joint Proxy Statement/Prospectus. The Reincorporation will NOT result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Reincorporation Merger) or location of the principal facilities of SmarTalk.

     Procedure. The proposed Reincorporation would be accomplished by merging SmarTalk into SmarTalk Delaware, a wholly-owned Delaware subsidiary of SmarTalk (the "Reincorporation Merger"), pursuant to an Agreement and Plan of Merger and Reincorporation (the "Reincorporation Agreement") in substantially the form attached as Exhibit F to this Joint Proxy Statement/Prospectus. When the Reincorporation Merger becomes effective, SmarTalk Delaware's name will automatically be changed to SmarTalk TeleServices, Inc. On the effective date of the Reincorporation, the directors and officers of SmarTalk will automatically become the directors and officers of SmarTalk Delaware. On the effective date of the Reincorporation, each outstanding share of SmarTalk Common Stock will automatically convert into one share of common stock of SmarTalk Delaware (the "SmarTalk Delaware Common Stock"), and the SmarTalk Shareholders will automatically become shareholders of SmarTalk Delaware. On the effective date of the Reincorporation, the number of outstanding shares of SmarTalk Delaware Common Stock will be equal to the number of shares of SmarTalk Common Stock outstanding immediately prior to the effective date of the Reincorporation. In addition, each outstanding option or right to acquire shares of SmarTalk Common Stock will be converted into an option or right to acquire an equal number of shares of SmarTalk Delaware Common Stock, under the same terms and conditions as the original options or rights. All of SmarTalk's employee benefit plans will be adopted and continued by SmarTalk Delaware following the Reincorporation. SmarTalk Shareholders should recognize that approval of the proposed Reincorporation will constitute approval of the adoption and assumption of those plans by SmarTalk Delaware.

     No action need be taken by the SmarTalk Shareholders to exchange their stock certificates as a result of the Reincorporation. Certificates for shares of SmarTalk Common Stock will automatically represent an equal number of shares of SmarTalk Delaware Common Stock upon completion of the Reincorporation. SmarTalk intends to apply for the listing and registration of SmarTalk Delaware Common Stock on Nasdaq.

     Effective Date of the Reincorporation. It is contemplated that upon the approval of the SmarTalk Shareholders, the Reincorporation will be made effective as of the date of the consummation of the Merger.

VOTE REQUIRED

     Approval of the Reincorporation requires the affirmative vote of a majority of the outstanding shares of SmarTalk's Common Stock outstanding. If approved by the SmarTalk Shareholders, it is anticipated that the Reincorporation would be completed as soon thereafter as practicable. The Reincorporation may be abandoned or the Reincorporation Agreement may be amended with certain exceptions, either before or after approval by SmarTalk Shareholders if, in the opinion of the SmarTalk Board, circumstances arise which make such action advisable. The proposal to approve the Reincorporation is independent of the proposal to approve the Merger. If the Reincorporation is approved, it will be effected whether or not the Merger is approved or effected.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The following discussion briefly addresses certain federal income tax consequences that are generally applicable to holders of SmarTalk Common Stock who receive SmarTalk Delaware Common Stock in exchange for their SmarTalk Common Stock in the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be important to particular SmarTalk Shareholders in light of their particular circumstances, including without limitation shareholders who are dealers in securities, who are foreign persons or who acquired their SmarTalk Common Stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation. However, for a discussion of certain federal income tax consequences of the Merger, see "THE
MERGER -- Certain Federal Income Tax Consequences." Finally, no foreign, state or local tax considerations are addressed herein.

ACCORDINGLY, SMARTALK SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE REINCORPORATION.

     The following discussion is based on the provisions of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. Neither SmarTalk nor SmarTalk Delaware has requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation. The IRS is not precluded from adopting a position contrary to the discussion contained herein. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to SmarTalk, SmarTalk Delaware and/or SmarTalk Shareholders.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences will generally result:

          (a) No gain or loss will be recognized by holders of the SmarTalk Common Stock upon receipt of SmarTalk Delaware Common Stock pursuant to the Reincorporation;

          (b) The aggregate tax basis of the SmarTalk Delaware Common Stock received by each SmarTalk Shareholder in the Reincorporation will be equal to the aggregate tax basis of the SmarTalk Common Stock surrendered in exchange therefor; and

          (c) The holding period of the SmarTalk Delaware Common Stock received by a SmarTalk Shareholder will include the holding period for which such shareholder held the SmarTalk Common Stock surrendered in exchange therefor, provided that such SmarTalk Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.

     SmarTalk Shareholders will be required to attach a statement to their tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the shareholder's tax basis in the shareholder's SmarTalk Common Stock and a description of the SmarTalk Delaware Common Stock received.

INTERESTS OF SMARTALK DIRECTORS AND OFFICERS

     Reincorporation in Delaware may benefit the SmarTalk directors by reducing the directors' potential personal liability and increasing the breadth of permitted indemnification, by strengthening the directors' ability to resist a takeover bid and in other respects. Therefore, the interests of the SmarTalk Board in recommending the Reincorporation may be in conflict with the interests of the SmarTalk Shareholders, and the interests of the SmarTalk Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. See "-- Significant Changes Caused by the Reincorporation," and "COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS."

SMARTALK BOARD RECOMMENDATION

     A vote FOR the approval of the Reincorporation will constitute approval of the Reincorporation Merger, pursuant to the terms of the Reincorporation Agreement, approval and adoption of the certificate of incorporation and by-laws of SmarTalk Delaware and adoption and assumption by SmarTalk Delaware of each of SmarTalk's stock option, stock purchase and other employee benefit plans, and approval of all other aspects of the proposed Reincorporation.

     THE SMARTALK BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE REINCORPORATION.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

     At present, SmarTalk's corporate affairs are generally governed by the corporate law of California, SmarTalk's state of incorporation, and by the SmarTalk Articles of Incorporation (for purposes of this discussion, the "SmarTalk California Articles") and the SmarTalk Bylaws (for purposes of this discussion, the "SmarTalk California Bylaws" and together with the SmarTalk California Articles, the "California Articles and Bylaws"), which have been adopted pursuant to California law. The California Articles and Bylaws are available for inspection during business hours at the principal executive offices of SmarTalk. Copies may also be obtained by writing to SmarTalk TeleServices, Inc., 1640 South Sepulveda Boulevard, Suite 500, Los Angeles, California 90025, Attention: General Counsel.

     If the Reincorporation is approved, SmarTalk will merge into, and its business will be continued by, SmarTalk Delaware. After the Reincorporation, issues of corporate governance and control would be determined under Delaware rather than California law. The California Articles and Bylaws, will, in effect, be replaced by the certificate of incorporation and by-laws of SmarTalk Delaware (the "SmarTalk Delaware Certificate" and the "SmarTalk Delaware Bylaws," respectively, and the "Delaware Certificate and Bylaws" collectively). A copy of the SmarTalk Delaware Certificate is attached as Annex I to Exhibit F to this Joint Proxy Statement/Prospectus. Accordingly, it is important for SmarTalk Shareholders to understand the differences among these documents and between Delaware and California law in deciding whether to approve the Reincorporation.

     Summarized below and elsewhere in this Joint Proxy Statement/Prospectus are a number of differences between California and Delaware law and among the various charter documents of SmarTalk and SmarTalk Delaware. See "COMPARATIVE RIGHTS OF CONQUEST STOCKHOLDERS AND SMARTALK SHAREHOLDERS." Some important differences in the corporation laws of Delaware and California are set out in the following discussion which does not purport to be an exhaustive discussion of all of the differences. Such differences can only be determined in full by reference to the CGCL and to the DGCL and to the case law interpreting these statutes. Additionally, California and Delaware law both provide that many of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

     INDEMNIFICATION AND LIMITATION OF LIABILITY

     Limitations on Director Liability. California and Delaware both permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director, provided that an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or limiting language is included in the original charter.

     The SmarTalk California Articles eliminate the liability of SmarTalk directors to the corporation to the fullest extent permissible under California law. However, the CGCL does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

     The SmarTalk Delaware Certificate eliminates the monetary liability of directors to the fullest extent permissible under Delaware law, as currently in effect or as it may be amended in the future. Under current Delaware law, a limitation-of-liability provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. In addition, a limitation-of-liability provision may not relieve directors from the obligation to comply with any laws or from the availability of non-monetary remedies such as injunctive relief or rescission.

     SmarTalk Shareholders should recognize that the proposed Reincorporation and associated measures have the effect of more fully shielding a director from suits by SmarTalk Delaware or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director would be available only if SmarTalk Delaware or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy otherwise available to a shareholder who is dissatisfied with the

SmarTalk Board's decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the SmarTalk Delaware Board, such remedies may not be timely or adequate to prevent or redress injury in all cases.

     SmarTalk believes that directors are motivated to exercise due care in managing SmarTalk's affairs primarily by concern for the best interests of SmarTalk and its shareholders rather than by the fear of potential monetary damage awards. As a result, SmarTalk believes that the Reincorporation would not diminish the SmarTalk Board's high standard of corporate governance or the accountability of directors to the company and its shareholders.

     Indemnification of Officers and Directors. Both the California Articles and Bylaws and the Delaware Certificate and Bylaws relating to indemnification require that SmarTalk and SmarTalk Delaware, respectively, indemnify its directors and its officers to the fullest extent permitted by the respective state law with certain provisos.

     California and Delaware both have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

     Indemnification is permitted by the CGCL provided that the requisite standard of conduct is met, as determined by: (i) a majority vote of a quorum of disinterested directors; (ii) independent legal counsel (if a quorum of disinterested directors is not obtainable); (iii) a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party); or (iv) the court handling the action. Indemnification is permitted by the DGCL provided that the requisite standard of conduct is met, as determined by: (i) a majority vote of disinterested directors, even though less than a quorum; (ii) a committee of disinterested directors designated by a majority vote of such directors, even though less than a quorum; (iii) independent legal counsel (if there are no disinterested directors, or if such directors so direct); or (iv) by the stockholders.

     The CGCL requires indemnification when the individual has successfully defended the action on the merits. The DGCL requires indemnification when the individual has been successful in the defense on the merits or otherwise.

     The DGCL generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     The CGCL permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval: (i) when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine; or (ii) in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

     Both California and Delaware law allow corporations to provide indemnification over and above what is required or expressly permitted, if provision for extended indemnification is made in the corporate charter documents. Under the DGCL and the SmarTalk Delaware Bylaws, SmarTalk Delaware is permitted to indemnify its directors, officers, employees and other agents, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Articles and Bylaws or the California indemnification statutes.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of SmarTalk made prior to the proposed Reincorporation.

Nevertheless, the SmarTalk Board has recognized in considering the Reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to indemnity and limitation of liability issues affecting them and SmarTalk in the event they arise in the future, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law and the California Articles and Bylaws, would result in expense to SmarTalk Delaware which SmarTalk would not incur without the Reincorporation. The SmarTalk Board believes, however, that the primary purpose and overall effect of the Reincorporation is to provide a corporate legal environment that enhances SmarTalk's ability to attract and retain high quality outside directors and thus on balance promotes the interests of SmarTalk and its shareholders.

     There is no pending or, to SmarTalk's knowledge, threatened litigation to which any of its directors is a party in which the rights of SmarTalk or its shareholders would be changed if SmarTalk currently were subject to the provisions of Delaware law rather than California law.

     APPRAISAL RIGHTS

     Under both the CGCL and the DGCL, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. In general, shareholders of a California corporation have broader dissenters' rights than shareholders of a Delaware corporation.

     Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have dissenters' rights unless the holders of at least 5% of the class of outstanding shares assert dissenters' rights. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders of such corporations are denied dissenters' rights under California law.

     Under Delaware law, dissenters' rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders, if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Dissenters' rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger, and certain other conditions are met.

     VOTING AND APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

     Delaware law does not provide parent company shareholders with voting or dissenters' rights when a corporation acquires another business through the issuance of its stock, or by purchase of assets or stock or by merger of the company being acquired with a subsidiary of the acquiror (however, the corporate governance rules of the major stock exchanges and Nasdaq require in general that acquisitions involving issuance of stock having 20% or more of the voting power outstanding must be submitted for shareholder approval). The CGCL treats these kinds of acquisitions in the same manner as a merger of the issuer corporation directly with the business to be acquired, and provides dissenters' rights in the circumstances described in the preceding section.

                                 LEGAL MATTERS

     The validity of the SmarTalk Common Stock to be issued in connection with the Merger will be passed upon by Dewey Ballantine LLP. Robert M. Smith, a partner in Dewey Ballantine LLP, is a director of SmarTalk and the beneficial owner of 57,160 shares of SmarTalk Common Stock.

                                    EXPERTS

     The financial statements of SmarTalk as of December 31, 1996 and 1995 and for the years then ended and for the period from inception (October 28, 1994) through December 31, 1994, included in this Joint Proxy Statement/Prospectus have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein.

     The financial statements of SmarTel and subsidiaries as of December 31, 1995 and 1996 and for the three years in the period ended December 31, 1996 included herein have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report to opinion with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

     The financial statements of GTI as of December 31, 1996 and for the year then ended included in this Joint Proxy Statement/Prospectus have been audited by KPMG Peat Marwick LLP, independent accountants, as stated in their report appearing herein. The report of KPMG Peat Marwick LLP covering the December 31, 1996 financial statements of GTI contain explanatory paragraphs which state that GTI's financial statements have been restated and that recurring losses from operations and net capital deficiency raise substantial doubt about GTI's ability to continue as a going concern. The 1996 GTI financial statements do not include any adjustments that might result from the outcome of that uncertainty.

     The financial statements of GTI as of December 31, 1995 and 1994 and for the years then ended included in this Joint Proxy Statement/Prospectus have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein.

     The financial statements referred to above and the reports of each of the accountants referred to above are included in reliance upon said firms as experts in accounting and auditing.

     The consolidated financial statements of ConQuest at December 31, 1995 and 1996, and for each of the three years in the period ended December 31, 1996, included in this Joint Proxy Statement/Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          FUTURE STOCKHOLDER PROPOSALS

     If any SmarTalk Shareholder intends to present a proposal at the 1998 SmarTalk annual meeting and wishes to have such proposal considered for inclusion in the proxy materials for such meeting, such holder must submit the proposal to the Secretary of SmarTalk in writing so as to be received at the executive offices of SmarTalk by December 24, 1997. Such proposals must also meet the other requirements of the rules of the Commission relating to shareholders' proposals.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                        Page
                                                                                        ----
SMARTALK TELESERVICES, INC.

Report of Independent Accountants.....................................................   F-3
Balance Sheets as of December 31, 1996 and 1995.......................................   F-4
Statements of Operations for the years ended December 31, 1996 and 1995 and the period
  from Inception (October 28, 1994) through December 31, 1994.........................   F-5
Statements of Shareholders' Equity (Deficit) for the years ended December 31, 1996 and
  1995 and the period from Inception (October 28, 1994) through December 31, 1994.....   F-6
Statements of Cash Flows for the years ended December 31, 1996 and 1995 and the period
  from Inception (October 28, 1994) through December 31, 1994.........................   F-7
Notes to Financial Statements.........................................................   F-8
Unaudited Consolidated Balance Sheets as of September 30, 1997 and December 31,
  1996................................................................................  F-17
Unaudited Consolidated Statements of Operations for the three months and nine months ended September 30, 1997 and 1996...................................................  F-18
Unaudited Consolidated Statements of Shareholders' Equity (Deficit) as of September
  30, 1997............................................................................  F-19
Unaudited Consolidated Statements of Cash Flows for the nine months ended September
  30, 1997
  and 1996............................................................................  F-20
Notes to the Unaudited Consolidated Financial Statements..............................  F-21

SMARTEL COMMUNICATIONS, INC.
Report of Independent Public Accountants..............................................  F-24
Consolidated Balance Sheets as of December 31, 1995 and 1996..........................  F-25
Consolidated Statements of Operations for the years ended December 31, 1994, 1995 and
  1996................................................................................  F-26
Consolidated Statements of Redeemable Preferred Stock and Stockholders' Equity
  (Deficit) for the years ended December 31, 1994, 1995 and 1996......................  F-27
Consolidated Statements of Cash Flow for the years ended December 31, 1994, 1995 and
  1996................................................................................  F-28
Notes to Consolidated Financial Statements............................................  F-29
GTI TELECOM, INC.
Independent Auditors' Report..........................................................  F-38
Report of Independent Certified Public Accountants....................................  F-39
Balance Sheets as of December 31, 1995 and 1996.......................................  F-40
Statements of Operations for the years ended December 31, 1994, 1995 and 1996.........  F-41
Statements of Stockholder's Deficit for the years ended December 31, 1994, 1995 and
  1996................................................................................  F-42
Statements of Cash Flows for the years ended December 31, 1994, 1995 and 1996.........  F-43
Notes to Financial Statements.........................................................  F-44

                                                                                        Page
                                                                                        ----
CONQUEST TELECOMMUNICATION SERVICES CORP.
Report of Independent Auditors........................................................  F-53
Consolidated Balance Sheets as of December 31, 1995 and 1996..........................  F-54
Consolidated Statements of Operations for the years ended December 31, 1994, 1995 and
  1996................................................................................  F-55
Consolidated Statements of Shareholders' Equity for the years ended December 31, 1994,
  1995 and 1996.......................................................................  F-56
Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1995 and
  1996................................................................................  F-57
Notes to Consolidated Financial Statements............................................  F-58
Unaudited Condensed Consolidated Balance Sheets as of September 30, 1997 and December
  31, 1996............................................................................  F-66
Unaudited Consolidated Statement of Operations for the nine months ended September 30,
  1996 and 1997.......................................................................  F-67
Unaudited Consolidated Statements of Cash Flows for the nine months ended September
  30, 1996 and 1997...................................................................  F-68
Notes to the Unaudited Consolidated Financial Statements..............................  F-69
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Unaudited Pro Forma Combined Balance Sheet at September 30, 1997......................  F-71
Unaudited Pro Forma Combined Statement of Operations for the nine months ended
  September 30, 1997..................................................................  F-72
Unaudited Pro Forma Combined Statement of Operations for the year ended December 31,
  1996................................................................................  F-73
Notes to Unaudited Pro Forma Combined Balance Sheet...................................  F-74
Notes to Unaudited Pro Forma Combined Statements of Operations........................  F-75

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SmarTalk TeleServices, Inc.

     In our opinion, the accompanying balance sheets and the related statements of operations, of shareholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of SmarTalk TeleServices, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended and for the period from October 28, 1994 (inception) to December 31, 1994 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/  Price Waterhouse LLP

February 23, 1997
Century City, California

                          SMARTALK TELESERVICES, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1996            1995
Current assets:
  Cash and cash equivalents.......................................  $44,830,487     $ 2,115,351
  Trade accounts receivable (less allowances for doubtful accounts
     of $89,724 and $11,460, respectively)........................    2,254,192         224,974
  Inventories.....................................................      601,020         718,045
  Prepaid expenses................................................      327,696           3,078
  Other current assets............................................    1,682,768         759,718
                                                                    -----------      ----------
          Total current assets....................................   49,696,163       3,821,166

Non-current assets:
  Property and equipment, net.....................................      744,748           4,486
  Other non-current assets........................................       90,509          16,100
                                                                    -----------      ----------
          Total assets............................................  $50,531,420     $ 3,841,752
                                                                    ===========      ==========

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable................................................  $ 3,527,192     $   923,900
  Deferred revenue................................................    2,699,640       3,696,515
  Accrued marketing costs.........................................      136,931         381,429
  Other accrued expenses..........................................      352,226         219,682
                                                                    -----------      ----------
          Total current liabilities...............................    6,715,989       5,221,526
                                                                    -----------      ----------

Commitments (See Note 7)
Shareholders' equity (deficit):
  Preferred stock, no par value; authorized 10,000,000 shares; no
     shares issued and outstanding................................           --              --
  Common stock, no par value; authorized 100,000,000 shares issued and outstanding 12,829,459 and 8,824,834 shares,
     respectively.................................................   50,786,781         315,000
  Common stock subscribed.........................................           --        (300,000)
  Accumulated deficit.............................................   (6,971,350)     (1,394,774)
                                                                    -----------      ----------
          Total shareholders' equity (deficit)....................   43,815,431      (1,379,774)
                                                                    -----------      ----------
          Total liabilities and shareholders' equity (deficit)....  $50,531,420     $ 3,841,752
                                                                    ===========      ==========

   The accompanying notes are an integral part of these financial statements.

                          SMARTALK TELESERVICES, INC.

                            STATEMENTS OF OPERATIONS

                                                                                     FROM INCEPTION
                                                                                    (OCT. 28, 1994)
                                                      YEAR ENDED DECEMBER 31,           THROUGH
                                                    ---------------------------       DECEMBER 31,
                                                       1996            1995               1994
Revenue...........................................  $15,021,060     $   453,916        $      444
Cost of revenue...................................   10,198,971         318,686               716
                                                    -----------     -----------       -----------
     Gross profit (loss)..........................    4,822,089         135,230              (272)
Sales and marketing...............................    4,511,291         842,306             1,980
General and administrative........................    3,615,070         624,238            63,220
                                                    -----------     -----------       -----------
     Operating loss...............................   (3,304,272)     (1,331,314)          (65,472)
Interest income...................................      443,352           5,290                --
Interest expense..................................      251,628           3,278                --
                                                    -----------     -----------       -----------
     Loss before income taxes.....................   (3,112,548)     (1,329,302)          (65,472)
Provision for income taxes........................           --              --                --
                                                    -----------     -----------       -----------
     Net loss.....................................  $(3,112,548)    $(1,329,302)       $  (65,472)
                                                    ===========     ===========       ===========
Net loss per share................................  $      (.31)    $      (.14)       $     (.01)
                                                    ===========     ===========       ===========
Weighted average number of shares.................   10,100,375       9,335,348         9,335,348
                                                    ===========     ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                          SMARTALK TELESERVICES, INC.

                  STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                                                 COMMON STOCK
                                           ------------------------      STOCK       ACCUMULATED
                                             SHARES       AMOUNT      SUBSCRIPTION     DEFICIT        TOTAL
Inception (October 28, 1994)
  Shares issued..........................   4,941,904   $     5,000    $       --    $       --    $     5,000
  Net loss...............................          --            --            --       (65,472)       (65,472)
                                           ----------   -----------     ---------    -----------   -----------
December 31, 1994........................   4,941,904         5,000            --       (65,472)       (60,472)
  Shares issued..........................   1,235,481       310,000            --            --        310,000
  Shares subscribed......................   2,647,449            --      (300,000)           --       (300,000)
  Net loss...............................          --            --            --    (1,329,302)    (1,329,302)
                                           ----------   -----------     ---------    -----------   -----------
December 31, 1995........................   8,824,834       315,000      (300,000)   (1,394,774)    (1,379,774)
  Issuance of subscribed shares..........          --            --       300,000            --        300,000
  Purchase of assets of related entity...          --            --            --    (2,464,028)    (2,464,028)
  Compensation under stock options
     issued..............................          --        24,000            --            --         24,000
  Proceeds from sale of stock, net of
     costs...............................   4,000,000    50,439,595            --            --     50,439,595
  Stock options exercised................       4,625         8,186            --            --          8,186
  Net loss...............................          --            --            --    (3,112,548)    (3,112,548)
                                           ----------   -----------     ---------    -----------   -----------
December 31, 1996........................  12,829,459   $50,786,781    $       --    $(6,971,350)  $43,815,431
                                           ==========   ===========     =========    ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          SMARTALK TELESERVICES, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                            FROM INCEPTION
                                                                                              (OCT. 28,
                                                                   FOR THE YEAR ENDED           1994)
                                                                      DECEMBER 31,             THROUGH
                                                                -------------------------    DECEMBER 31,
                                                                   1996          1995            1994
Cash flows from operating activities:
  Net loss....................................................  $(3,112,548)  $(1,329,302)     $(65,472)
  Adjustments to reconcile net loss to net cash (used)
     provided by operating activities:
     Depreciation.............................................       89,820            --            --
     Provision for bad debt...................................       78,264        11,425            35
     Changes in assets and liabilities which increase
       (decrease) cash:
       Trade accounts receivable..............................   (2,107,482)     (236,167)         (267)
       Inventories............................................      117,025      (718,045)           --
       Receivable from related party..........................           --         3,400        (3,400)
       Prepaid expenses.......................................     (324,618)       (3,078)           --
       Other current assets...................................     (923,050)     (759,718)           --
       Other non-current assets...............................      (74,409)      (16,100)           --
       Accounts payable.......................................    2,603,292       896,898        27,002
       Deferred revenue.......................................     (996,875)    3,696,084           431
       Accrued marketing costs................................     (244,498)      344,367        37,062
       Other accrued expenses.................................      132,544       219,682            --
                                                                ------------  -----------      --------
Net cash (used) provided by operating activities..............   (4,762,535)    2,109,446        (4,609)
                                                                ------------  -----------      --------
Cash flows from investing activities:
  Purchase of LCN, net of equipment acquired..................     (464,027)           --            --
  Capital expenditures........................................     (705,083)       (4,486)           --
                                                                ------------  -----------      --------
Net cash used by investing activities.........................   (1,169,110)       (4,486)           --
                                                                ------------  -----------      --------
Cash flows from financing activities:
  Common stock proceeds, net..................................   50,771,781        10,000         5,000
  Note payable to related party...............................    1,200,000            --            --
  Revolving line of credit with related party.................      500,000            --            --
  Term loan with related party................................      250,000            --            --
  Repayment of note payable to related party..................   (1,200,000)           --            --
  Repayment of line of credit with related party..............     (500,000)           --            --
  Repayment of term loan with related party...................     (250,000)           --            --
  Repayment of subordinated term loan to LCN..................   (2,000,000)           --            --
  Repayment of term loan with Pacific Bell Systems............     (125,000)           --            --
                                                                ------------  -----------      --------
Net cash from financing activities............................   48,646,781        10,000         5,000
                                                                ------------  -----------      --------
Increase in cash and cash equivalents.........................   42,715,136     2,114,960           391
Cash and cash equivalents at beginning of period..............    2,115,351           391            --
                                                                ------------  -----------      --------
Cash and cash equivalents at end of period....................  $44,830,487   $ 2,115,351      $    391
                                                                ============  ===========      ========
Supplemental disclosure of cash flow information:
  Cash paid for interest......................................  $   251,628   $     3,278      $     --
                                                                ============  ===========      ========

   The accompanying notes are an integral part of these financial statements.

                          SMARTALK TELESERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                         FOR DECEMBER 31, 1996 AND 1995

 1. THE COMPANY

     SmarTalk TeleServices, Inc. (the "Company") was incorporated on October 28, 1994. The Company provides prepaid telecommunication services to customers through its proprietary switching platforms. The Company's revenues originate from customer usage of the Company's services.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Accounting Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     Cash and cash equivalents are composed of highly liquid investments with an original maturity of three months or less, with interest rates varying from 2.31% to 7.64%. In accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," the investments are stated at the lower of cost or market value, as the Company intends to hold the investments to maturity. Restricted cash was $121,086 at December 31, 1996.

  Other Assets

     Other assets consist primarily of the cost of cards and commissions related to deferred revenue, and various prepaid license fees. Generally, the Company transfers the cost of cards from inventory to deferred card costs upon shipment to the retailer. Additionally, the Company records commissions as a percentage of the value of goods shipped as deferred commissions. The deferred card costs and commissions are expensed as services are utilized by the customer and, accordingly, are matched with the revenues recognized under the Company's revenue recognition policy. License fees relate to prepaid software, hardware and technology licensing agreements. The license fees are to be expensed within one year.

  Property and Equipment

     Property and equipment is stated at cost. Depreciation is computed using principally the straight-line method over the estimated useful lives of the related assets, ranging from three to ten years.

  Accrued Marketing Costs

     Accrued marketing costs include trade and consumer advertising. These costs are expensed as incurred.

  Other Accrued Expenses

     Other accrued expenses include the cost of sales commissions, and sales and use taxes.

  Revenue Recognition and Deferred Revenue

     The Company's revenue originates from customer usage of (i) Company and co-branded phone cards sold through retailers, (ii) recharges of existing phone cards, (iii) cards sold for promotional marketing campaigns, (iv) corporate sales to businesses, and (v) prepaid phone card services provided to one of the Company's strategic partners, West Interactive Corporation. Sales to this strategic partner were approximately

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

37% of revenues for the year ended December 31, 1996. The Company provided no services under this arrangement in either 1995 or 1994.

     Under the majority of agreements with retailers, the Company sells cards to the retailer at a fixed price with normal credit terms. When the retailer is invoiced, deferred revenue is recognized. The Company recognizes revenue and reduces the deferred revenue account as the end user utilizes calling time and upon expiration of cards containing unused calling time. The Company also recognizes deferred revenue upon recharge of existing phone cards and recognizes revenue upon usage or expiration of the recharge minutes.

     All prepaid phone cards sold by the Company have expiration dates and expire as of that date if never activated or six months after the initial activation unless recharged. Revenue recognized from cards expiring was $1,774,972 and less than $36,000 for the years ended December 31, 1996 and 1995, respectively, and zero for the period ended December 31, 1994.

 Stock Split

     On February 15, 1996, the Board of Directors declared a 3,500 for 1 stock split distributable on February 13, 1996 to shareholders of record on February 13, 1996. Further, on May 23, 1996, the Board of Directors declared a 2.51 to 1 stock split distributable on May 23, 1996 to shareholders of record on that date. Further, on August 15, 1996, the Company effected a 0.5625 reverse stock split distributable on August 15, 1996 to shareholders of record on that date. In this report, all per share amounts and numbers of shares have been restated to reflect the stock splits.

  Net Loss per Share

     Net loss per share is based on the weighted average number of common shares and common stock equivalents outstanding during each period after retroactive adjustment for the stock split (see above). Common stock equivalents include dilutive stock options, if any, using the treasury stock method based on the estimated initial public offering price prior to the initial public offering, and based on market price subsequent to the initial public offering. Stock options issued in 1996 have been shown as outstanding for all periods presented.

  Fair Value of Financial Instruments

     Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" requires the determination of fair value for certain of the Company's assets and liabilities. The Company estimates that the carrying value of its financial instruments approximates fair value at December 31, 1996 and 1995.

  Long-Lived Assets

     In 1995, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." SFAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used for long-lived assets and certain identifiable intangibles to be disposed of. The effect of adopting SFAS No. 121 was not material.

     The Company periodically reviews the values assigned to long-lived assets, such as property and equipment and software costs, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

  Regulation

     The Company is subject to regulation by the Federal Communications Commission and by various state public service and public utility commissions. The Company's management and regulatory legal counsel believe the Company is in compliance with these regulations.

  Reclassifications

     Certain reclassifications have been made to the amounts presented for 1995 and 1994 to conform to the presentation for 1996.

 3. COMPOSITION OF CERTAIN BALANCE SHEET ACCOUNTS

     Composition of certain balance sheet accounts are as follows:

     Inventories: Inventories are stated at the lower of cost (using the first-in, first-out (FIFO) method) or market.

                                                                    DECEMBER 31,
                                                               -----------------------
                                                                  1996          1995
        Phone Cards..........................................  $  499,636     $582,110
        Displays.............................................     101,384      135,935
                                                               ----------     --------
                                                               $  601,020     $718,045
                                                               ==========     ========

     Other current assets:

        Prepaid sales commissions............................  $  146,066     $285,391
        Licensing agreements.................................     373,710           --
        Deferred card costs..................................     440,911      243,557
        Other................................................     722,081      230,770
                                                               ----------     --------
                                                               $1,682,768     $759,718
                                                                =========     ========

     Included in other current assets for 1996 is a $666,048 deposit made to the United States District Court in relation to a dispute with a supplier. The dispute was settled subsequent to December 31, 1996 for an amount less than the deposit.

Property and equipment:

                                                                      DECEMBER 31,
                                                                   -------------------
                                                                     1996        1995
        Computer equipment and software..........................  $187,242     $3,661
        Telephone switching equipment............................   349,847         --
        Office equipment and furniture...........................   292,349        825
        Leasehold improvements...................................     5,130         --
                                                                   --------     ------
                                                                    834,568      4,486
        Less: accumulated depreciation...........................    89,820         --
                                                                   --------     ------
                                                                   $744,748     $4,486
                                                                   ========     ======

     Depreciation expense was $89,820 for the year ended December 31, 1996 and zero for the year and period ended December 31, 1995 and 1994, respectively.

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

 4. INCOME TAXES

     The difference between the statutory federal income tax rate and the Company's effective income tax rate applied to loss before income taxes was as follows for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                              1996      1995      1994
        Statutory federal tax rate on loss..................    (34)%     (34)%     (34)%
        State tax provision, net of federal benefit (for
          1996).............................................     (6)%      (6)%      (6)%
        Operating losses with no current tax benefit........     40%       40%       40%
                                                                ---       ---       ---
        Income taxes at the Company's effective rate........      0%        0%        0%
                                                                ===       ===       ===

     The major components of deferred tax assets arising from temporary differences at December 31, 1996 and 1995 are as follows:

                                                                   DECEMBER 31,
                                                             -------------------------
                                                                1996           1995
        Deferred revenue...................................  $   507,000     $ 417,000
        Net operating loss carry forwards..................    1,240,000        68,000
        Other..............................................       74,000       115,000
                                                             -----------     ---------
        Subtotal...........................................    1,821,000       600,000
        Valuation allowance................................   (1,821,000)     (600,000)
                                                             -----------     ---------
        Total deferred taxes...............................  $         0     $       0
                                                             ===========     =========

     The Company had net operating loss carryforwards of approximately $3,101,000, and $1,396,786 for federal and state purposes for the years ended December 31, 1996 and 1995, respectively, and $65,472 for the period ended December 31, 1994. To the extent not used, net operating loss carryforwards expire in varying amounts beginning in the year 2010 for federal tax purposes and 2002 for state purposes. If substantial changes in the Company's ownership should occur, there may be an annual limitation on the amount of the carryforwards which can be utilized.

     Under SFAS No. 109, the Company has recorded valuation allowances against the realization of deferred tax assets. The valuation allowances are based on management's estimates and analysis, which include the impact of tax laws which may limit the Company's ability to utilize such deferred tax assets.

 5. RELATED PARTIES

  Purchase of Assets of Related Entity

     In January 1996, the Company purchased certain of the assets of Lorsch Creative Network, Inc. ("LCN") that had historical net book value of $35,972. LCN's sole shareholder is the majority shareholder of the Company's common stock. Minority shareholders of the Company consented to the transaction. The purchase was consummated in January 1996 for $500,000 cash plus a $2,000,000 subordinated term note which was repaid in November 1996. Because the assets were purchased from a related party, the assets are reflected on the Company's balance sheet at LCN's historical depreciated cost as of the date of the acquisition. The excess of acquisition cost over the historical cost less depreciation of the assets acquired of approximately $2,464,028 was recorded as a charge to the Company's accumulated deficit in 1996 in a manner similar to a capital distribution. In addition, prior to the purchase, LCN provided consulting and other services to the Company for which it billed approximately $415,000 and $25,000 for the year ended December 31,

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

1995 and for the period ended December 31, 1994, respectively. Amounts were billed on an hourly basis for consulting and other services performed by LCN employees on behalf of SmarTalk.

     Amounts billed and services rendered by LCN are as follows:

                                                                    1995        1994
        Marketing and product development.......................  $ 85,000     $25,000
        Software development....................................    70,000          --
        Management consulting...................................   200,000          --
        Other...................................................    60,000          --
                                                                  --------     -------
                  Total.........................................  $415,000     $25,000
                                                                  ========     =======

     On December 28, 1995, the Company entered into an agreement with SmarTalk Partners, LLC ("SP") under which SP agreed to loan the Company $1,200,000, provide the Company with a $500,000 line of credit, and to purchase 2,647,449 shares of the Company's common stock for $300,000. On August 9, 1996, the Company obtained an additional loan from SP for $250,000. All loans have been repaid and the Company has no outstanding debt as of December 31, 1996.

 6. STOCK PLANS

     The Company applies APB 25 and related interpretations in accounting for its plans. Accordingly, no compensation expense has been recognized for its stock option plans (except as noted below). Had compensation cost been determined in accordance with the methodology prescribed by FAS 123, the Company's net loss and net loss per share would have been increased by approximately $157,000 ($.02 per share) in 1996 and $0 in 1995. The weighted average fair value of the options granted in 1996 and 1995 is estimated at $3.43 and $0, respectively on the date of grant calculated under the minimum value method using the following assumptions:

                                                                        1996     1995
        Risk Free Interest Rate.......................................   6.1%      --
        Expected Life (In Years)......................................     2       --
        Expected Dividend Yield.......................................    --       --

     Information concerning options outstanding under the Plans for the year ended December 31, 1996 is as follows:

                                                        OPTION PRICE PER
                                                              SHARE           NUMBER OF SHARES
        Balance at December 31, 1995..................                 --               --
          Options granted.............................  $1.77   -   $4.44          510,514
          Options exercised...........................              $1.77           (4,625)
          Options canceled or expired.................                 --               --
                                                                                   -------
        Balance at December 31, 1996..................  $1.77   -   $4.44          505,889
                                                                                   =======

     Options outstanding at December 31, 1996 had a weighted-average exercise price of $3.72 and a weighted average-remaining contractual life of 2.1 years.

     At December 31, 1996 an option to purchase 2000 shares of Common Stock was currently exercisable at a price of $2.50.

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

     The Company has the following stock based plans at December 31, 1996. The programs are described as follows:

  1996 Nonqualified Stock Option Plan

     In March 1996, the Board of Directors adopted the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), whereby incentive stock options and non-qualifying stock options may be granted to employees, officers, directors, consultants, advisors, or agents of the Company. Options to purchase the Company's common stock are exercisable at a price not less than the fair market value of the stock at the date of grant and for a term not to exceed ten years. Further, the options vest over a period ranging from 61 days to 3 years from the anniversary of the grant. Pursuant to the Non-Qualified Plan, the lesser of (i) 7,087,991 shares of common stock or (ii) the number of shares of common stock equal to 9% of the total issued and outstanding shares of Common Stock minus the number of shares of common stock issued or issuable pursuant to options exercised or outstanding under any other stock option plan of the Company.

     The Company vested 2,000 shares of an employee's options at an option price of $2.50 per share in September of 1996 resulting in compensation expense of $24,000.

     At December 31, 1996, 644,137 shares remain reserved for issuance under the plan. However, the Company anticipates that it will not issue any additional options under the Non-Qualified Plan.

  1996 Stock Incentive Plan

     In August, 1996, the board of directors adopted and the shareholders of the Company approved the 1996 Stock Incentive Plan, whereby the Compensation Committee may make awards to directors, employees, advisors and consultants of the Company and its subsidiaries. Pursuant to the Stock Incentive Plan, the Company has authorized and reserved a number of shares of common stock for issuance equal to the lessor of (i) 7,087,991 shares of common stock or (ii) a number of shares of common stock equal to 9% of the total issued and outstanding shares of common stock minus the number of shares of common stock issued or issuable pursuant to options exercised or outstanding under the 1996 Nonqualified Plan.

     Non-qualified stock options may be granted to employees, consultants, and advisors of the Company and its subsidiaries and incentive stock options may be only granted to employees of the Company and its subsidiaries. The exercise price of an incentive stock option may not be less than the fair market value of the common stock on the date of the grant. The value of common stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by any one employee in any one year is limited by the Internal Revenue Code to $100,000. The maximum term of stock options granted under the 1996 Plan is 10 years from the date of grant. At December 31, 1996, 644,137 shares remain reserved for issuance under the Plan.

  Stock Appreciation Rights

     A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option. A stock appreciation right granted in connection with an option entitles the holder, upon exercise, to surrender the related option and receive a payment based on the difference between the exercise price of the related option and the fair market value of the Company's common stock on the date of exercise. A stock appreciation right granted in connection with an option is exercisable only at such time or times as the related option is exercisable and expires no later than when the related option expires. A stock appreciation right also may be granted without relationship to an option and will be exercisable as determined by the Committee but, in no event, after ten years from the date of grant. A stock appreciation right granted without relationship to an option entitles the holder, upon exercise, to a

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

payment based on the difference between the base price assigned to the stock appreciation right by the Committee on the date of grant and the fair market value of the Company's common stock on the date of exercise. Payment to the holder in connection with the exercise of a stock appreciation right may be in cash or shares of common stock or in a combination of cash and shares. At December 31, 1996, no stock appreciation rights had been granted.

  Restricted Stock Awards

     The Compensation Committee may award shares of common stock to participants under the 1996 Plan, subject to such restrictions on transfer and conditions of forfeitures as it deems appropriate. Such conditions may include requirements as to the continued service of the participant with the Company, the attainment of specified performance goals or any other conditions determined by the Committee. Subject to the transfer restrictions and forfeiture restrictions relating to the restricted stock award, the participant will otherwise have the rights of a stockholder of the Company, including all voting and dividend rights, during the period of restriction. At December 31, 1996, no restricted stock awards had been granted.

  Performance Awards

     The Compensation Committee may grant performance awards denominated in specified units ("Performance Units") or in shares of common stock ("Performance Shares"). Performance awards are payable upon the achievement of performance goals established by the Committee at the beginning of the performance period, which may not exceed ten years from the date of grant. At the time of grant, the Committee establishes the number of units or shares, the duration of the performance period, the applicable performance goals and, in the case of performance units, the potential payment or range of payments for the performance awards. At the end of the performance period, the Committee determines the payment to be made based on the extent to which the performance goals have been achieved. The Committee may consider significant unforeseen events during the performance period when making the final award. Payments may be made in cash or shares of common stock or in a combination of cash and shares. At December 31, 1996, no performance shares had been granted.

  Phantom Stock

     An award of phantom stock gives the participant the right to receive cash at the end of a fixed vesting period based on the value of a share of common stock at that time. Phantom stock units are subject to such restrictions and conditions to payment as the Committee determines are appropriate. At the time of grant, the Committee determines, at its sole discretion, the number of units and the vesting period of the units, and it may also set a maximum value of a unit. If the participants remain employed by the Company throughout the applicable vesting period, they are entitled to receive payment of a cash amount for each phantom stock unit equal in value to the fair market value of one share of common stock on the last day of the vesting period, subject to any maximum value limitation. At December 31, 1996, no phantom stock had been granted.

 7. COMMITMENTS

  Telecommunication Service Agreements

     The Company has a minute volume commitment with one of its service providers which, if not met, could require the Company to make payments to such provider. If the Company fails to meet this commitment, operating results could be adversely impacted. Based on current run rates, the Company anticipates that it will fulfill this commitment.

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

  License Agreements

     On November 1, 1996, the Company entered into an agreement with AudioFax IP LLC to license certain fax technology patents. Under this agreement, the Company paid a one-time license origination fee and is required to pay a per transaction fee as fax services are provided. The license expires contemporaneously with the patents.

  Employment Agreements

     The Company has entered into employment agreements with certain executive personnel. The arrangements provide for the continuation of compensation (as defined) for up to three years from the date of termination.

  Operating Leases

     The Company entered into a lease agreement on January 10, 1996 to lease office space in Los Angeles, California. Lease payments commenced on March 1, 1996 and end March 31, 2002. Additionally, the Company entered into a lease agreement on November 20, 1996 to lease space in San Francisco, California to house its switch platform. Lease payments under this lease commenced December 1, 1996 and end January 31, 1999.

     The future minimum annual rentals under these leases at December 31, 1996 are as follows: 1997 -- $235,438, 1998 -- $271,032, 1999 -- $200,731,
2000 -- $194,340, 2001 and thereafter -- $226,730.

  Revolving Credit Facility

     The Company has an undrawn $1,000,000 revolving credit facility with a bank. The Company has no outstanding debt at December 31, 1996.

 8. PURCHASE OF VOICECHOICE PLATFORM

     In June 1996, the Company acquired an interactive voice response platform facility known as the VoiceChoice Platform from Pacific Bell Information Services for total consideration of $325,000, plus other consideration including the release of certain contractual obligations of Pacific Bell Information Services to the Company. The purchase price was recorded at $325,000, comprised of $200,000 in cash and a $125,000 note which was subsequently paid in full prior to maturity. The Company was informed by Pacific Bell Information Services that the platform facility was constructed in 1994 at an original cost of approximately $1,648,000. The assets acquired include multiple switches, inbound and outbound access ports for prepaid and corporate calling services, voice response applications, high-speed database servers, voice recording capability and credit card verification software. The Company acquired the VoiceChoice Platform to enable it to provide additional services, such as stand-alone interactive voice services, and to reduce call handling costs.

 9. INITIAL PUBLIC OFFERING

     On October 23, 1996, the Company completed the sale of 4,000,000 shares of its stock in a public offering. The Company raised net proceeds of $50,471,781 after deducting the underwriting discount and other related costs. A portion of the proceeds was used to repay all of the Company's outstanding loans.

10. SUBSEQUENT EVENTS

     On January 1, 1997, the Company entered into an agreement with Ronald A. Katz Technology Licensing, L.P. to license certain automated transaction processing utilizing telecommunication facilities

                          SMARTALK TELESERVICES, INC.

                         FOR DECEMBER 31, 1996 AND 1995

patents. Under this agreement, the Company paid a one-time license origination fee and is required to pay a per transaction fee as services are used. The license expires contemporaneously with the patents.

11. SUPPLEMENTARY DATA (UNAUDITED)

                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                              -----------------------------------------------------------------------
                                 FIRST         SECOND          THIRD         FOURTH
                                QUARTER        QUARTER        QUARTER        QUARTER         TOTAL
STATEMENT OF OPERATING DATA:
  Revenue.................... $ 1,139,366    $ 2,538,655    $ 4,588,843    $ 6,754,196    $15,021,060
  Gross profit............... $   326,488    $   609,417    $ 1,129,404    $ 2,756,780    $ 4,822,089
  Operating expenses......... $ 1,358,347    $ 1,744,372    $ 2,209,324    $ 2,814,318    $ 8,126,361
  Loss from operations....... $(1,031,859)   $(1,134,955)   $(1,079,920)   $   (57,538)   $(3,304,272)
  Net (loss) income.......... $(1,076,672)   $(1,194,514)   $(1,162,184)   $   320,822    $(3,112,548)
  Net (loss) income per
     share................... $     (0.12)   $     (0.13)   $     (0.12)   $      0.03    $     (0.31)
  Weighted average number of
     common shares...........   9,335,348      9,335,348      9,335,348     12,378,826     10,100,375

                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                               ----------------------------------------------------------------------
                                 FIRST          SECOND         THIRD          FOURTH
                                QUARTER        QUARTER        QUARTER        QUARTER         TOTAL
STATEMENT OF OPERATING DATA:
  Revenue..................... $    2,564     $   39,174     $  185,900     $  226,278    $   453,916
  Gross profit................ $      771     $   11,056     $   56,042     $   67,361    $   135,230
  Operating expenses.......... $  113,309     $  183,954     $  240,920     $  928,360    $ 1,466,544
  Loss from operations........ $ (112,538)    $ (172,899)    $ (184,878)    $ (861,999)   $(1,331,314)
  Net loss.................... $ (112,538)    $ (172,899)    $ (186,409)    $ (857,456)   $(1,329,302)
  Net loss per share.......... $    (0.01)    $    (0.02)    $    (0.02)    $    (0.09)   $     (0.14)
  Weighted average number of
     common shares............  9,335,348      9,335,348      9,335,348      9,335,348      9,335,348

                          SMARTALK TELESERVICES, INC.

                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                     ASSETS

                                                             SEPTEMBER 30, 1997     DECEMBER 31, 1996
                                                                (UNAUDITED)
Current assets:
  Cash and cash equivalents................................     $150,817,327           $44,830,487
  Trade accounts receivable, net...........................       11,664,768             2,254,192
  Inventories..............................................        1,487,296               601,020
  Prepaid expenses.........................................        2,023,768               327,696
  Other current assets.....................................        4,270,655             1,682,768
                                                                ------------            ----------
          Total current assets.............................      170,263,814            49,696,163
Non-current assets:
  Property and equipment, net..............................        4,338,795               744,748
  Goodwill, net............................................       93,012,218                    --
  Debt issuance costs, net.................................        4,664,977
  Other non-current assets.................................          881,025                90,509
                                                                ------------            ----------
          Total assets.....................................     $273,160,829           $50,531,420
                                                                ============            ==========

                                LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable.........................................     $  6,287,733           $ 3,527,192
  Deferred revenue.........................................       18,060,812             2,699,640
  Accrued marketing costs..................................               --               136,931
  Other accrued expenses...................................        3,752,826               352,226
  Excise and sales tax payable.............................        3,638,229                    --
  Current portion of long-term debt........................           60,249                    --
                                                                ------------            ----------
          Total current liabilities........................       31,799,849             6,715,989
Long-term debt less current portion........................      150,951,111                    --
                                                                ------------            ----------
          Total liabilities................................      182,750,960             6,715,989
Shareholders' equity:
  Preferred stock, no par value; authorized 10,000,000
     shares; no shares issued and outstanding..............               --                    --
  Common stock, no par value; authorized 100,000,000
     shares; issued and outstanding 16,433,033 and
     12,829,459 shares,respectively........................       97,879,224            50,786,781
Accumulated deficit........................................       (7,469,355)           (6,971,350)
                                                                ------------            ----------
          Total shareholders' equity.......................       90,409,869            43,815,431
                                                                ------------            ----------
          Total liabilities and shareholders' equity.......     $273,160,829           $50,531,420
                                                                ============            ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                          SMARTALK TELESERVICES, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                            THREE MONTHS ENDED               NINE MONTHS ENDED
                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                        ---------------------------     ---------------------------
                                           1997            1996            1997            1996
Revenue...............................  $20,565,622     $ 4,588,844     $39,730,845     $ 8,266,864
Cost of Revenue.......................   11,796,487       3,459,440      23,761,289       6,201,555
                                        -----------     -----------     -----------     -----------
          Gross profit................    8,769,135       1,129,404      15,969,556       2,065,309
Sales and marketing...................    4,672,415       1,199,140      10,213,879       2,842,566
General and administrative............    3,667,800       1,010,184       7,188,175       2,469,477
                                        -----------     -----------     -----------     -----------
          Operating income (loss).....      428,920      (1,079,920)     (1,432,498)     (3,246,734)
Interest income.......................      790,142           3,431       1,899,666          28,503
Interest expense......................      740,425          85,695         965,173         215,139
                                        -----------     -----------     -----------     -----------
          Income (loss) before income
            taxes.....................      478,637      (1,162,184)       (498,005)     (3,433,370)
Provision for income taxes............           --              --              --              --
                                        -----------     -----------     -----------     -----------
          Net income (loss)...........  $   478,637     $(1,162,184)    $  (498,005)    $(3,433,370)
                                        ===========     ===========     ===========     ===========
Net income (loss) per share...........  $      0.03     $     (0.12)    $     (0.03)    $     (0.37)
                                        ===========     ===========     ===========     ===========
Weighted average number of shares.....   16,846,271       9,335,348      14,396,661       9,335,348
                                        ===========     ===========     ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                          SMARTALK TELESERVICES, INC.

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                                  (UNAUDITED)

                                          COMMON STOCK
                                    ------------------------      STOCK       ACCUMULATED
                                      SHARES       AMOUNT      SUBSCRIPTION     DEFICIT        TOTAL
December 31, 1995..................  8,824,834   $   315,000    $ (300,000)   $(1,394,774)  $(1,379,774)
  Issuance of subscribed shares....         --            --       300,000             --       300,000
  Purchase of assets of related
     entity........................         --            --            --     (2,464,028)   (2,464,028)
  Compensation under stock options
     issued........................         --        24,000            --             --        24,000
  Proceeds from sale of stock, net
     of costs......................  4,000,000    50,439,595            --             --    50,439,595
     Stock options exercised.......      4,625         8,186            --             --         8,186
     Net loss......................         --            --            --     (3,112,548)   (3,112,548)
                                    ----------   -----------   ------------   -----------   -----------
December 31, 1996.................. 12,829,459    50,786,781            --     (6,971,350)   43,815,431
  Stock options exercised..........    194,287       716,814            --             --       716,814
  GTI Telecom acquisition..........  2,580,001    34,830,000            --             --    34,830,000
  SmarTel Communications
     acquisition...................    714,286     9,375,004            --             --     9,375,004
  Cardinal Voicecard LTD
     requisition...................    115,000     2,170,625            --             --     2,170,625
  Net Loss.........................         --            --            --       (498,005)     (498,005)
                                    ----------   -----------   ------------   -----------   -----------
September 30, 1997................. 16,433,033   $97,879,224    $       --    $(7,469,355)  $90,409,869
                                     =========    ==========     =========     ==========    ==========

  The accompanying notes are an integral part of these consolidated financial statements.

                          SMARTALK TELESERVICES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                                          -------------------------------
                                                                               1997             1996
Cash flows from operating activities:
Net Loss................................................................   $   (498,005)     $(3,433,370)
Adjustments to reconcile net loss to net cash provided from (used by)
  operating activities:
  Depreciation..........................................................        433,378           51,801
  Amortization..........................................................      1,585,785               --
  Provision for bad debt................................................            276               --
  Sublease termination fee..............................................       (325,810)              --
  Compensation expense associated with stock options issued.............             --           24,000
Changes in assets and liabilities which increase (decrease) cash:
  Accounts receivable...................................................     (2,667,377)      (1,506,925)
  Inventories...........................................................       (227,061)         104,795
  Prepaid expenses......................................................     (3,227,229)         (97,366)
  Other current assets..................................................      1,202,037           (9,575)
  Deposits..............................................................             --          (63,325)
  Other non-current assets..............................................       (726,039)        (318,577)
    Accounts payable....................................................     (3,903,643)       1,829,419
  Deferred revenue......................................................       (324,247)          55,429
  Accrued marketing costs...............................................       (136,931)        (226,359)
  Other accrued expenses................................................      2,987,397          354,100
  Deposit from customer.................................................     (4,060,958)              --
  Excise and sales tax payable..........................................        711,116               --
                                                                            -----------      -----------
    Net cash used by operating activities...............................     (9,227,271)      (3,235,953)
Cash flows from investing activities:
  Purchase of LCN, net of equipment purchased...........................             --         (464,027)
  Capital expenditures..................................................     (1,429,976)        (545,809)
  Acquisitions costs....................................................     (2,366,458)              --
                                                                            -----------      -----------
    Net cash used by investing activities...............................     (3,796,434)      (1,009,836)
                                                                            -----------      -----------
Cash flows from financing activities:
  Common stock proceeds, net............................................             --          300,000
  Stock options exercised...............................................        716,814               --
  Note payable to related party.........................................             --        1,200,000
  Revolving line of credit with related party...........................             --          500,000
  Payment to LCN........................................................             --          (22,943)
  Payment of note payable of Worldcom...................................     (6,383,691)              --
  Revolving line of credit with a Bank..................................             --          210,000
  Payment on term loan with Pacific Bell Information Services...........             --          (50,000)
  Term loan with related party..........................................             --          250,000
  Payment on debt issued for acquisition................................    (20,614,686)              --
  Issuance of convertible debt, net of costs............................    145,335,023               --
  Capital lease payments................................................        (42,915)              --
    Net cash, provided from (used in) financing activities..............    119,010,545        2,387,057
                                                                            -----------      -----------
Increase (decrease) in cash and cash equivalents........................    105,986,840       (1,858,732)
Cash and cash equivalents at beginning of period........................     44,830,487        2,115,351
                                                                            -----------      -----------
Cash and cash equivalents at end of period..............................   $150,817,327      $   256,619
                                                                            ===========      ===========
Supplemental disclosure of cash flow information:
  Cash paid for interest................................................   $    675,205      $   215,139
                                                                            ===========      ===========
  Note payable for LCN purchase.........................................   $         --      $ 2,000,000
                                                                            ===========      ===========
  Issuance of stock for acquisitions....................................   $ 46,375,629      $        --
                                                                            ===========      ===========
  Issuance of debt for acquisitions, net................................   $ 20,614,686      $        --
                                                                            ===========      ===========
  Purchase of Voice Choice Platform through issuance of note payable....   $         --      $   125,000
                                                                            ===========      ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                          SMARTALK TELESERVICES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF INTERIM PRESENTATION

     The accompanying interim period consolidated financial statements are unaudited, pursuant to certain rules and regulations of the Securities and Exchange Commission, and include, in the opinion of management, all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the results for the periods indicated; which, however, are not necessarily indicative of results which may be expected for the full year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The financial statements should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 1996 and other information included in the Company's Form 10-K and Forms 8-K, as filed with the Securities and Exchange Commission.

2. PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts have been eliminated.

3. GOODWILL

     Costs in excess of fair value of net assets acquired is recorded as goodwill and amortized on a straight-line basis over a twenty year period beginning at the date of acquisition. Amortization expense for the nine months ended September 30, 1997 and 1996 was $1,585,785 and zero, respectively. Amortization expense for the quarter ended September 30, 1997 and 1996 was $1,190,069 and zero, respectively.

4. LONG TERM DEBT

     Long term debt consists of the following at September 30, 1997:

            Convertible subordinated notes due September 15, 2004,
              interest payable semi-annually beginning March 15,
              1998 at 5 3/4% per annum.............................  $150,000,000
            Subordinated notes due June 1, 2001, interest payable
              quarterly beginning September 1, 1997 at 10% per
              annum................................................       530,000
            Capital lease obligations..............................       481,360
                                                                     ------------
                      Total........................................   151,011,360
            Less -- current portion................................       (60,249)
                                                                     ------------
            Long-term portion......................................  $150,951,111
                                                                      ===========

     There was no debt outstanding as of December 31, 1996.

  Convertible subordinated notes

     The notes are unsecured general obligations of the Company which are subordinated in right of payment. At any time on or after the 90th day following September 17, 1997, the date of issuance, and prior to the close of business on the stated maturity date, unless previously redeemed or repurchased, at a conversion price of $26.25 per share (equivalent to a conversion rate of 38.0952 per $1,000 principal amount of notes) the notes may be converted at the option of the holder into shares of Common Stock of the Company. The notes are redeemable, in whole or in part, at the option of the Company, at any time on or after September 15, 2000, at a specified redemption price plus accrued and after September 15, 2000, at a specified redemption price plus accrued and unpaid interest and liquidated damages, if any, to the date of redemption. The Company is

                          SMARTALK TELESERVICES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

required to offer to purchase the notes upon a change of control (as defined) at 100% of the principal amount thereof, plus accrued and unpaid interest and liquidated damages, if any, to the date of purchase. The notes were issued through a 144A placement under the Securities Act. As of September 30, 1997 the Company incurred $4,664,977 of debt issuance costs associated with this placement. This amount is being amortized over the term of the notes.

  Subordinated notes due June 1, 2001

     In connection with the acquisition of GTI Telecom, Inc., the Company incurred $26,500,000 of 10% per annum term notes. On September 24, 1997, the Company settled $25,970,000 in subordinated notes issued in connection with the GTI Acquisition for $20,614,686. The notes are unsecured general obligations of the Company which are subordinated in right of payment.

  Capital lease obligations

     Includes office equipment which is leased under capital lease agreements.

5. ACQUISITIONS

     On May 28, 1997 the Company acquired SmarTel Communications, Inc., a Boston based prepaid promotions phone card company, for 714,286 shares of common stock. On May 31, 1997 the Company acquired GTI Telecom, Inc., a Florida based prepaid phone card company for 2,580,001 shares of common stock and $26,500,000 in subordinated debt. On August 13, 1997, the Company acquired Cardinal Voicecard LTD, ("Cardinal") a Toronto, Ontario based Canadian prepaid phone card company, for 115,000 shares of common stock. These acquisitions have been accounted for using the purchase method of accounting. Accordingly, the results of operations of the acquired businesses are included in the Company's consolidated results of operations from the date of acquisition. The subordinated notes issued on the acquisition and subsequently settled have been restated to fair value; the difference of $5,355,315 was recorded as a reduction of the liability and goodwill to reflect an effective interest rate of 16.9%. On September 24, 1997, the Company settled $25,970,000 in subordinated notes issued in connection with the GTI acquisition for $20,614,686.

6. PENDING ACQUISITIONS

     In connection with the Merger, certain shareholders of ConQuest have granted the Company irrevocable proxies to vote all shares of ConQuest common stock held by them in favor of the merger.

     The operating results of SmartTel, GTI and Cardinal have been included in the Company's unaudited Consolidated Statement of Operations since the date of the acquisitions. The following unaudited pro forma summary presents the Company's combined results as if the acquisition of GTI and SmarTel occurred at the beginning of the respective periods, after giving effect to certain adjustments including (i) amortization of goodwill, as adjusted for the reduction in the estimated fair market value of the subordinated notes issued in connection with the GTI acquisition. The following proforma data does not reflect the Cardinal acquisition as the Company believes that the Cardinal acquisition is not material to the overall consolidated results.

                          SMARTALK TELESERVICES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     These pro forma results are not necessarily indicative of those that would have occurred had the acquisitions occurred at the beginning of the respective periods.

                                                                  SEPTEMBER 30,
                                                          -----------------------------
                                                              1997             1996
                                                          ------------     ------------
        Revenue.........................................  $ 50,852,808     $ 30,989,681
        Net loss........................................  $ (5,916,357)    $(11,283,468)
        Net loss per share..............................  $      (0.36)    $      (1.21)

     On October 22, 1997, the Company entered into a definitive agreement with Frontier Corporation, ("Frontier"), a New York-based long distance phone company, to acquire selected assets of its retail prepaid phone card business. If the pending acquisition is consummated, the Company will pay $35,000,000 in cash, subject to adjustments, to Frontier. Further, the Company may be required to pay Frontier an additional $1,500,000 in the Company's common stock if certain conditions are met.

7. DIVIDENDS

     There were no dividends declared or paid for the nine months ended September 30, 1997 or 1996.

8. SUPPLEMENTAL DISCLOSURES TO CONSOLIDATED STATEMENTS OF CASH FLOWS

     The Company paid interest of $675,205 and $215,139 for the nine months ended September 30, 1997 and 1996, respectively.

     Noncash investing and financing activities were as follows:

                                                                   SEPTEMBER 30,
                                                             --------------------------
                                                                1997            1996
                                                             -----------     ----------
        Note payable for LCN purchase......................  $        --     $2,000,000
        Issuance of stock for acquisitions.................   46,375,629     $       --
        Issuance of debt for acquisitions..................   20,614,686     $       --
        Purchase of Voice Choice Platform through issuance
          of note payable..................................  $        --     $  125,000

As described in Note 5, during 1997 the Company acquired SmarTel, GTI and Cardinal. The statement of cash flows for the nine months ended September 30, 1997 is inclusive of the effects of these acquisitions.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE STOCKHOLDERS OF
SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES:

     We have audited the accompanying consolidated balance sheets of SmarTel Communications, Inc. (a Delaware corporation) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, redeemable preferred stock and stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SmarTel Communications, Inc. and subsidiaries as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

     As explained in Note 1(c) to the financial statements, the Company has given retroactive effect to a change in its revenue recognition methodology relating to promotional cards.

/s/  ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 4, 1997 (except with respect
  to the matter discussed in Notes 1,
  3(a), 4(d), 5 and 9, as to which the
  date is May 24, 1997 and to the matter
  discussed in Note 1(c), as to which
  the date is November 24, 1997)

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

           CONSOLIDATED BALANCE SHEETS -- DECEMBER 31, 1996 AND 1995

                                     ASSETS

                                                                       1996            1995
                                                                        (AS             (AS
                                                                     RESTATED)       RESTATED)
Current Assets:
  Cash and cash equivalents.......................................  $ 1,763,473     $ 1,869,656
  Accounts receivable, net of allowance for doubtful accounts.....      785,146         565,576
  Inventories.....................................................       26,798          30,238
  Other current assets............................................      439,213         499,015
                                                                    -----------     -----------
          Total current assets....................................    3,014,630       2,964,485
                                                                    -----------     -----------
Property and Equipment:
  Computer and office equipment...................................      189,523         159,926
  Printing equipment..............................................       29,788          23,717
  Leasehold improvements..........................................       63,153          63,153
  Furniture and fixtures..........................................       13,046              --
                                                                    -----------     -----------
                                                                        295,510         246,796
  Less -- Accumulated depreciation and amortization...............      101,511          42,244
                                                                    -----------     -----------
                                                                        193,999         204,552
                                                                    -----------     -----------
Other Assets:
  Note receivable from stockholder................................       79,180              --
  Intangible assets, net of accumulated amortization of $15,206
     and $0 at December 31, 1996 and 1995, respectively...........       46,524          61,730
  Organization costs, net of accumulated amortization of $29,015
     and $14,911 at December 31, 1996 and 1995, respectively......       40,162          54,267
  Other assets....................................................       50,677          50,639
                                                                    -----------     -----------
                                                                    $ 3,425,172     $ 3,335,673
                                                                    ===========     ===========
                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Subordinated notes payable to stockholders, current portion.....  $   157,500     $        --
  Capital lease obligation, current portion.......................       12,459          13,500
  Equipment line of credit, current portion.......................       16,798          11,199
  Unsecured note payable..........................................           --          15,000
  Accounts payable................................................    1,764,543         435,255
  Accrued expenses................................................      282,068         139,806
  Deferred revenue................................................    3,742,622       2,530,993
                                                                    -----------     -----------
          Total current liabilities...............................    5,975,990       3,145,753
                                                                    -----------     -----------
Equipment Line of Credit, net of current portion..................       33,597          44,795
                                                                    -----------     -----------
Subordinated Notes Payable to Stockholders........................           --         157,500
                                                                    -----------     -----------
Minority Interest -- Preferred Stock..............................       30,000          30,000
                                                                    -----------     -----------
Commitments and Contingencies (Notes 3, 4, 6 and 7)
Redeemable Preferred Stock:
  Authorized -- 4,002 shares
  Issued and outstanding -- 3,909 shares (liquidation preference of $4,161,019 and $4,040,989 at December 31, 1996 and 1995,
     respectively)................................................    3,796,190       2,718,686
Stockholders' Equity (Deficit):
  Common stock, $.001 par --
     Authorized -- 10,000,000 shares
     Issued and outstanding -- 2,434,035 shares...................        2,434           2,434
  Additional paid-in capital......................................    1,507,004       1,507,004
  Accumulated deficit.............................................   (7,920,043)     (4,270,499)
                                                                    -----------     -----------
          Total stockholders' equity (deficit)....................   (6,410,605)     (2,761,061)
                                                                    -----------     -----------
                                                                    $ 3,425,172     $ 3,335,673
                                                                    ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                         1996            1995            1994
                                                          (AS             (AS             (AS
                                                       RESTATED)       RESTATED)       RESTATED)
Revenues............................................  $ 5,034,192     $ 1,377,035     $    77,857
Cost of Revenues....................................    4,100,955       1,201,163         113,680
                                                      -----------     -----------       ---------
          Gross profit..............................      933,237         175,872         (35,823)
Selling, General and Administrative Expenses........    3,524,677       2,043,007         741,714
Loss on Discontinuance of Long Distance Service
  Businesses, net (Note 1)..........................           --         310,613          58,230
                                                      -----------     -----------       ---------
          Loss from operations......................   (2,591,440)     (2,177,748)       (835,767)
Interest Income (Expense), net......................        7,241            (211)             --
Other Income, net...................................       12,159              --              --
                                                      -----------     -----------       ---------
          Net loss..................................   (2,572,040)     (2,177,959)       (835,767)
Accretion of Redeemable Preferred Stock Dividends
  and Discount......................................   (1,074,744)       (223,905)             --
                                                      -----------     -----------       ---------
Net Loss Attributable to Common Stockholders........  $(3,646,784)    $(2,401,864)    $  (835,767)
                                                      ===========     ===========       =========
Net Loss per Common Share...........................  $     (1.50)    $     (1.27)    $     (0.52)
                                                      ===========     ===========       =========
Weighted Average Number of Common Shares
  Outstanding.......................................    2,434,035       1,895,495       1,612,511
                                                      ===========     ===========       =========

  The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

             CONSOLIDATED STATEMENTS OF REDEEMABLE PREFERRED STOCK
                            AND STOCKHOLDERS' EQUITY
                                   (DEFICIT)
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                           STOCKHOLDERS' EQUITY (DEFICIT)
                              REDEEMABLE            -----------------------------------------------------------------------------
                           PREFERRED STOCK               COMMON STOCK
                       ------------------------     -----------------------      ADDITIONAL
                        NUMBER       REDEMPTION      NUMBER         $.001          PAID-IN                              TOTAL
                       OF SHARES       VALUE        OF SHARES     PAR VALUE        CAPITAL         ACCUMULATED      STOCKHOLDERS'
                                                                                                     DEFICIT           EQUITY
                                                                                                  (AS RESTATED)       (DEFICIT)
                                                                                                                    (AS RESTATED)
Balance, December 31,
  1993 (Unaudited)...       --       $      --      1,539,000      $ 1,539                --       $     5,823       $     7,362
  Sale of common
    stock............       --              --        130,183          130           199,831                --           199,961
  Net loss...........       --              --             --           --                --          (835,767)         (835,767)
                         -----       ---------      ---------       ------         ---------       -----------       -----------
Balance, December 31,
  1994...............       --              --      1,669,183        1,669           199,831           829,944          (628,444)
  Issuance of
    redeemable
    preferred stock
    and warrants, net
    of issuance costs
    of $191,097......    3,002       1,494,996             --           --         1,507,004          (191,097)        1,315,907
  Accretion of
    preferred stock
    dividends........       --          33,989             --           --                --           (33,989)          (33,989)
  Accretion of
    preferred stock
    discount.........       --         190,491             --           --                --          (190,491)         (190,491)
  Preferred stock
    dividend on
    common stock.....      908       1,000,000             --           --          (199,831)         (800,169)       (1,000,000)
  Exercise of common
    stock warrants in
    exchange for
    redemption of
    preferred stock..       (1)           (790)       789,888          790                --                --               790
  Repurchase and
    retirement of
    common stock.....       --              --        (25,036)         (25)               --           (46,850)          (46,875)
  Net loss...........       --              --             --           --                --        (2,177,959)       (2,177,959)
                         -----       ---------      ---------       ------         ---------       -----------       -----------
Balance, December 31,
  1995...............    3,909       2,718,686      2,434,035        2,434         1,507,004        (4,270,499)       (2,761,061)
  Accretion of
    preferred stock
    dividends........       --         120,030             --           --                --          (120,030)         (120,030)
  Accretion of
    preferred stock
    discount.........       --         957,474             --           --                --          (957,474)         (957,474)
  Net loss...........       --              --             --           --                --        (2,572,040)       (2,572,040)
                         -----       ---------      ---------       ------         ---------       -----------       -----------
Balance, December 31,
  1996...............    3,909       $3,796,190     2,434,035      $ 2,434       $ 1,507,004       $(7,920,043)      $(6,410,605)
                         =====       =========      =========       ======         =========       ===========       ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                            1996              1995              1994
                                                                        (AS RESTATED)     (AS RESTATED)     (AS RESTATED)
Cash Flows from Operating Activities:
  Net loss..........................................................     $(2,572,040)      $(2,177,959)       $(835,767)
  Adjustments to reconcile net loss to net cash
    provided by (used in) operating activities:
    Depreciation and amortization...................................          88,576            50,161            6,993
    Changes in assets and liabilities:
      Accounts receivable...........................................        (219,570)         (327,617)        (191,940)
      Inventories...................................................           3,440           (21,688)          (8,550)
      Other current assets..........................................          59,802          (207,806)        (281,108)
      Accounts payable..............................................       1,329,288           329,895           65,218
      Accrued expenses..............................................         142,262           (65,003)         126,214
      Deferred revenue..............................................       1,211,629         1,676,424          854,569
                                                                         -----------       -----------        ---------
         Net cash provided by (used in) operating activities........          43,387          (743,593)        (264,371)
                                                                         -----------       -----------        ---------
Cash Flows from Investing Activities:
  Note receivable from stockholder..................................         (79,180)               --               --
  Purchases of property and equipment...............................         (86,156)         (184,996)         (31,496)
  Proceeds from sale of property and equipment......................          48,489                --               --
  Increase in other assets..........................................             (38)          (40,039)         (10,600)
  Organization costs................................................              --           (53,032)         (16,145)
                                                                         -----------       -----------        ---------
         Net cash used in investing activities......................        (116,885)         (278,067)         (58,241)
                                                                         -----------       -----------        ---------
Cash Flows from Financing Activities:
  Proceeds from sale of common stock................................              --                --          199,961
  Proceeds from sale of minority interest -- preferred stock........              --                --           30,000
  Proceeds from sale of preferred stock and warrants, net of
    issuance costs..................................................              --         2,810,903               --
  Repurchase and retirement of common stock.........................              --           (46,875)              --
  (Payments on) proceeds from subordinated notes payable to
    stockholders....................................................              --           (37,500)         195,000
  (Payments on) proceeds from advances from stockholders............              --           (62,500)           2,000
  Payments on unsecured note payable................................         (15,000)               --               --
  Payments on capital lease obligation..............................         (12,086)           (8,532)          (5,328)
  (Payments on) proceeds from borrowings on equipment line of
    credit..........................................................          (5,599)           55,994               --
                                                                         -----------       -----------        ---------
         Net cash (used in) provided by financing activities........         (32,685)        2,711,490          421,633
                                                                         -----------       -----------        ---------
Net (Decrease) Increase in Cash and Cash Equivalents................        (106,183)        1,689,830           99,021
Cash and Cash Equivalents, beginning of year........................       1,869,656           179,826           80,805
                                                                         -----------       -----------        ---------
Cash and Cash Equivalents, end of year..............................     $ 1,763,473       $ 1,869,656        $ 179,826
                                                                         ===========       ===========        =========
Supplemental Disclosure of Noncash Information:
  Cash paid for interest............................................     $     7,145       $    20,685        $   3,955
                                                                         ===========       ===========        =========
Supplemental Disclosure of Noncash
  Investing and Financing Activities:
  Exercise of common stock warrants in exchange for redemption of
    preferred stock.................................................     $        --       $       790        $      --
                                                                         ===========       ===========        =========
  Accretion of preferred stock dividends............................     $   117,270       $    33,414        $      --
                                                                         ===========       ===========        =========
  Accretion of preferred stock discount.............................     $   957,474       $   190,491        $      --
                                                                         ===========       ===========        =========
  Purchase of Global Media Networks --
    Fair value of assets purchased..................................     $        --       $    82,673        $      --
    Issuance of note payable........................................              --           (15,000)              --
    Liabilities assumed.............................................              --           (67,673)              --
                                                                         ===========       ===========        =========
                                                                         $        --       $        --        $      --
                                                                         ===========       ===========        =========
Equipment acquired under capital lease obligation...................     $    11,045       $        --        $      --
                                                                         ===========       ===========        =========

  The accompanying notes are an integral part of these consolidated financial statements.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

 1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     SmarTel Communications, Inc. (the Company) (formerly Z-Axis Communications) is engaged in the business of providing marketing and telecommunications services through the sale of prepaid telephone cards. The Company was incorporated in 1985 as a Massachusetts corporation. On January 20, 1995, the Company reorganized in Delaware. In connection with this reorganization, the Delaware corporation issued 1,500 shares of common stock for each existing share of common stock in the Massachusetts corporation. All share amounts in the accompanying consolidated financial statements have been retroactively restated for this reorganization.

     Prior to 1994, the Company was also engaged in the business of selling long distance services principally to other businesses. The Company discontinued its operation in this business in June 1994 and, as a result, recorded a loss of approximately $58,000, net of $98,500 of revenue, in the accompanying consolidated statement of operations for the year ended December 31, 1994.

     In addition, during 1994, the Company began developing technology in an attempt to enter the international call arbitrage business. The Company abandoned this attempt in June 1995 and, as a result, recorded a loss of approximately $311,000 in the accompanying statement of operations for the year ended December 31, 1995. Through December 31, 1994, approximately $30,000 was charged to selling, general and administrative expenses relating to the development of this abandoned product line.

     On December 21, 1995, the Company acquired certain assets and liabilities of Global Media Network (see Note 8).

     The Company continues to be subject to certain risks common to companies in similar stages of development. Principal among these risks are dependence on key individuals; successful marketing of current products and services, combined with the need to successfully develop and introduce new products and services; dependence on independent commission agents whose compensation is based on the profitability of prepaid telephone card programs; the ability to raise additional capital to fund operations; and the ability to achieve profitable future operations. On May 24, 1997, the Company merged with SmarTalk Teleservices, Inc. (see Note 9).

     The accompanying consolidated financial statements reflect the application of the following significant accounting policies:

     (a) Principles of Consolidation

          The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, SmarTel, Inc. (90%-owned), SmarTel Communications of Virginia, Inc. (100%-owned) and SmarTel International, Inc. (100%-owned). All significant intercompany transactions and balances have been eliminated in consolidation.

     (b) Management's Use of Estimates

          The preparation of these consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

 1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          (c) Revenue Recognition

          The Company has restated its financial statements to give retroactive effect to a change in its revenue recognition relating to promotional cards. From inception, the Company's management has estimated, based on the usage patterns of customers, the portion of calling time which would not be used by the customer ("breakage") and recognized this as additional revenue for its promotional card programs. In November 1997 in consultation with the Securities and Exchange Commission staff, the Company modified its revenue recognition policy such that revenue is recognized as described herein.

          As a result, the Company has restated its financial statements and the impact on the Company's previously issued financial results for each of the three years ended December 31, 1996, 1995 and 1994 as summarized below:

                                           1996                        1995                        1994
                                 -------------------------   -------------------------   -------------------------
                                 AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                                 -----------   -----------   -----------   -----------   -----------   -----------
    Revenues...................  $ 5,496,640   $ 5,034,192   $ 2,546,246   $ 1,377,035    $ 861,270     $  77,857
    Net Loss...................   (2,065,902)   (2,572,040)   (1,116,834)   (2,177,959)    (294,426)     (835,767)
    Net Loss attributable to
      Common Stockholder.......   (3,140,646)   (3,646,784)   (1,340,739)   (2,401,864)    (294,426)     (835,767)
    Net Loss per Common Share...       (1.29)        (1.50)         (.71)        (1.27)        (.18)         (.52)

          The Company sells its product into two distinct markets, retail and promotional. Retail card sales are ultimately funded by the end user, while promotional card sales are funded by third parties who have promotional information attached to the card. Promotional cards are then given to the end user to promote the buyer's product or service.

        The Company accounts for revenue from these sales as follows:

        - For retail markets, the Company records deferred retail revenue when it sells the card and recognizes revenues as the ultimate customer utilizes the calling time or as the card expires. Retail card revenue for the years ended December 31, 1996 and 1995 was approximately $512,000 and $142,000, respectively. The Company did not have any retail card revenue for the year ended December 31, 1994.

        - For promotional markets, the Company defers 100% of the revenue when it sells the card and recognizes the revenue as the ultimate customer utilizes the calling time or the card expires.

        - Revenue from third-party prepaid phone cards for which the Company acts solely as a reseller is recognized upon delivery.

        - The Company's primary costs of its prepaid telephone cards include the cost of design and manufacturing of the cards, long-distance carrier fees for processing the calls generated by use of the prepaid telephone cards and switch administration fees. For retail and promotional telephone cards, these costs are expensed as the associated revenues are earned.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

 1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          Substantially all prepaid telephone cards sold by the Company have expiration dates 12 months from the date of delivery to the customer and provide that payments for cards are nonrefundable.

          The Company utilizes several service bureaus to process calls and provide administrative support for calls generated by the use of prepaid telephone cards. These services are concentrated with one service provider. The Company could be adversely affected if this service bureau were unable or unwilling to continue this relationship. Management believes that there are alternative service bureaus it could use to minimize any adverse impact on the loss of the existing service bureau.

          (d) Cash and Cash Equivalents

          The Company considers all highly liquid investments with original maturities of less than three months to be cash equivalents. These investments are reported at cost, which approximates market value.

          (e) Inventories

          Inventories are recorded at the lower of cost (first-in, first-out) or market. At December 31, 1996, inventories consisted primarily of printing materials and supplies used in the production of the telephone cards.

          (f) Depreciation and Amortization

          The Company provides for depreciation and amortization using the straight-line method by charges to operations in amounts that allocate the cost of the property and equipment over their estimated useful lives, as follows:

                                                               ESTIMATED
                             ASSET CLASSIFICATION             USEFUL LIFE
                    Computer and office equipment..........    4-7 years
                    Printing equipment.....................     5 years
                    Leasehold improvements.................  Life of lease
                    Furniture and fixtures.................     7 years

          (g) Note Receivable from Stockholder

          On January 10, 1996, the Company entered into a $75,000 note receivable agreement (the Note) with a stockholder. The Note accrues interest at a rate of 5.73% compounded annually, totaling $4,180 at December 31, 1996. Principal and accrued interest, then outstanding, is due on January 10, 2005. The Note is secured by the stockholder's stock in the Company.

          (h) Organization Costs

          Organization costs include legal fees and costs associated with registering the Company as a public utility in jurisdictions where the Company provides telephone services. These costs are being amortized on a straight-line basis over five years.

          (i) Minority Interest

          The Company's 90%-owned subsidiary, SmarTel, Inc., has 50,000 authorized shares of preferred stock, of which 1,000 shares were issued at $30 per share in 1994 to a third party and were outstanding as of December 31, 1996. These 1,000 shares were convertible into a 10% interest in the subsidiary and had

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

 1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) a $30,000 liquidation preference. Accordingly, this minority interest reflected its priority claim on the underlying equity in the subsidiary at December 31, 1996. This preferred stock was returned to the Company and retired on May 24, 1997 (see Note 5).

          (j) Postretirement Benefits

          The Company has no obligations for postretirement benefits.

          (k) Financial Instruments

          The estimated fair value of the Company's financial instruments, which include trade accounts receivable, note receivable from stockholder and long-term debt, approximates their carrying value.

          (l) Concentration of Credit Risk

          Statement of Financial Accounting Standards (SFAS) No.105, Disclosure of Information About Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, requires disclosure of any significant off-balance-sheet and credit risk concentrations. Financial instruments that subject the Company to credit risk consists primarily of trade accounts receivable. The Company had one customer who accounted for approximately 24% of consolidated revenue for the year ended December 31, 1996. The Company had no significant customers in the years ended December 31, 1995 and 1994.

          (m) Net Loss per Common and Common Equivalent Share

          Net loss per common share was computed based on the weighted average number of common shares outstanding. The Company's net loss was increased by $1,074,744 and $223,905 for the years ended December 31, 1996 and 1995, respectively, for accretion of dividends and discount on redeemable preferred stock to determine the loss applicable to common stock. Common equivalent shares are not included in the per share calculations as the effect of their inclusion would be antidilutive.

          On March 3, 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128, Earnings per Share. SFAS No. 128 establishes standards for computing and presenting earnings per share and applies to entities with publicly held common stock or potential common stock. This statement is effective for fiscal years ending after December 15, 1997, and early adoption is not permitted. When adopted, the statement will require restatement of prior years' earnings per share. The Company believes that the adoption of SFAS No. 128 will not have a material effect on its financial statements.

2. INCOME TAXES

          The Company provides for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized based on temporary differences between the financial statement and tax bases of assets and liabilities using currently enacted statutory rates. The Company's gross deferred tax asset of $1,360,000 consists principally of the net operating loss carryforwards of approximately $3,200,000. Due to the uncertainty related to the realization of future tax return benefits of the gross deferred tax asset, a full valuation allowance has been provided.

          The United States Tax Reform Act of 1986 contains provisions that may limit the Company's net operating loss and credit carryforwards available to be used in any given year in the event of significant

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

     changes in the ownership interests of significant stockholders. The Company has completed several financings since its inception and may have incurred ownership changes, as defined in the Tax Reform Act of 1986. The Company believes that the ownership changes will not significantly impact its ability to utilize its net operating loss and credit carryforwards.

3. DEBT

     (a) Subordinated Notes Payable to Stockholders

     During 1994, the Company issued $195,000 of subordinated promissory notes payable to certain stockholders. The notes were issued in conjunction with the Company's 1994 private placement offering of its common stock and bear interest at 10% per year, payable semiannually. During 1995, the Company repurchased 25,036 shares of common stock and a $37,500 subordinated note payable held by a stockholder for $87,500, including accrued interest. These notes are unsecured and subordinate to all present and future senior debt issuances. The outstanding principal of $157,500 was due on February 28, 1997. These amounts and accrued interest of $184,721 were repaid on May 24, 1997, the closing date on sale of the Company (see Note 9). Accordingly, these amounts have been classified as a current liability as of December 31, 1996, in the accompanying consolidated financial statements.

     (b) Lines of Credit

     On September 8, 1995, the Company entered into a credit facility (the facility) with a bank, which provided for a $250,000 working capital line of credit. This line of credit expired on September 8, 1996. Advances under this line of credit bore interest at prime plus 1%. In addition, the facility provides for a $500,000 equipment line of credit. Advances under this line of credit bear interest at prime (8.25% at December 31, 1996) plus 2%. Principal payments are due in monthly installments on the first business day of each calendar month commencing August 5, 1996, with the final installment due on December 1, 1999. The Company was required to comply with certain operational and financial covenants under this credit facility. The financial covenants required certain minimum levels of profitability, tangible net worth and liquidity. At December 31, 1996, the Company was in default of certain of these covenants.

     On January 31, 1997, the facility was amended eliminating the existing financial covenants and providing for one liquidity covenant. This liquidity covenant provides that the Company shall maintain, as of the last calendar day of each month, at least $600,000 of cash or cash equivalents. The Company was in compliance with this covenant on January 31, 1997.

4. STOCKHOLDERS' EQUITY (DEFICIT)

     (a) Common Stock

     In connection with the Company's private placement offering of its common stock and subordinated notes payable, the Company had committed to certain levels of annual internal rate of return on each combined debt and equity unit within three years from the completion of the offering in December 1994. In connection with the September 15, 1995 preferred stock offering, the holders have terminated their rights with respect to the Company's commitment to achieving these levels.

     (b) Stock Option Plan

     In December 1994, the Board of Directors approved the SmarTel Communications, Inc. 1994 Stock Incentive Plan (the Plan) pursuant to which options to purchase up to 82,500 shares of common stock may be granted to directors, officers and other employees of the Company. Incentive stock options may be granted under the Plan at a price not less than the fair market value on the date of grant. Options vest over a two-year

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

4. STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED) period and expire 10 years from the date of grant. In connection with the September 15, 1995 preferred stock offering, the Plan was amended to provide that no additional options be granted thereunder.

          The following table summarizes option activity under the Plan:

                                                                                         WEIGHTED
                                                                                         AVERAGE
                                                         NUMBER OF    EXERCISE PRICE     EXERCISE
                                                          OPTIONS        PER SHARE        PRICE
    Granted and Outstanding, December 31, 1994..........   24,500      $0.50-$2.00        $ 1.69
      Granted...........................................    5,000          2.00             2.00
      Canceled..........................................   (1,000)         2.00             2.00
                                                          -------       -----------       ------
    Outstanding, December 31, 1995......................   28,500        0.50-2.00          1.73
      Granted...........................................       --           --                --
      Canceled..........................................  (10,000)       0.50-2.00          1.25
                                                          -------       -----------       ------
    Outstanding, December 31, 1996......................   18,500      $   2.00           $ 2.00
                                                          =======       ===========       ======
    Exercisable, December 31, 1996......................   18,000      $   2.00           $ 2.00
                                                          =======       ===========       ======

     The weighted average fair value of options granted during the year ended December 31, 1995 was $.51. There were no options granted during 1996.

     In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, Accounting for Stock-Based Compensation, which requires the measurement of the fair value of stock options or warrants to be included in the statement of operations or disclosed in the notes to the financial statements. The Company has determined that it will continue to account for stock-based compensation for employees under Accounting Principles Board Opinion No. 25 and elect the disclosure-only alternative under SFAS No. 123 for options granted in 1995 and 1996 using the Black-Scholes option pricing model prescribed by SFAS No. 123. The total value of options granted during the years ended December 31, 1996 and 1995 was not significant.

     (c) Common Stock Warrants

     In connection with the September 15, 1995 preferred stock offering, the Company granted warrants to purchase up to 1,507,968 shares of common stock to stockholders holding 3,002 shares of preferred stock. The warrants are exercisable at $.001 per share and expire on September 15, 2002. During 1995 warrants to purchase 789,888 shares of common stock were exercised. No warrants were exercised in 1996. Warrants to purchase up to 718,080 shares of common stock are outstanding at December 31, 1996. At any time on or after the date of the sale of the Company, liquidation of the Company or September 15, 2002, whichever occurs first, the warrant holders may put back the outstanding warrants and common shares to the Company at the then current fair market value of the common stock. However, if the Company redeems the warrant holder's preferred stock in cash prior to September 15, 2002 a portion of the warrants become unexercisable, as defined. The Company assigned the fair value, calculated using the Black-Scholes option pricing model, of $1,507,004 to the warrants as a component of additional paid-in capital in the accompanying financial statements.

     (d) Preferred Stock Dividend on Common Stock

     In conjunction with the issuance of redeemable preferred stock, the Company's Board of Directors authorized the issuance of up to 1,000 shares and declared a dividend on the Company's outstanding common stock for an aggregate of 1,000 shares of redeemable preferred stock, which were allocated to common

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

4. STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED) stockholders based on each common stockholder's ownership percentage. In 1995, 908 of these shares were issued, and the 92 remaining shares were issued on May 24, 1997.

5. RELATED PARTY TRANSACTIONS

     During 1994, the Company received advances of $62,500 from parties related to corporate officers. These advances were repaid in 1995.

     The Company has a business relationship with an independent distributor who was also a stockholder in one of the Company's subsidiaries (see Note 1(i)). During the years ended December 31, 1996 and 1995, the Company entered into arrangements for promotional cards totaling approximately $903,000 and $1,542,000, respectively, with this distributor. In connection with these arrangements, the Company paid approximately $118,000 and $296,000 of commissions to this independent distributor. As of December 31, 1995 and 1996, the Company believes it has amounts due of $390,000 and $150,000, respectively, from this distributor. This relationship was terminated in June 1996 and the Company has commenced legal action against this distributor to collect these amounts. Therefore, the Company has provided a full reserve for these amounts in the accompanying financial statements as of December 31, 1995 and 1996, respectively.

     On May 24, 1997, the Company reached a settlement agreement with this distributor/stockholder. Under the terms of the settlement, the Company forgave its claim on all amounts due from the distributor/stockholder in exchange for the return of the distributor/stockholder's preferred stock to the Company.

 6. REDEEMABLE PREFERRED STOCK

     During 1995, the Company authorized the issuance of up to 4,002 shares of redeemable preferred stock, $.001 par value, and issued 3,002 shares of preferred stock for $1,000 per share and issued 908 shares of preferred stock as a stock dividend to the common stockholders. At December 31 1996, 92 shares of preferred stock remain issuable. The rights and preferences of the redeemable preferred stock are as follows.

          (a) Voting

          Redeemable preferred stockholders are not entitled to vote, except for matters required by law, including, but not limited to, matters involving alterations of rights and preferences of capital stock; merger or sale of the Company; issuance of capital stock or rights to capital stock, which are senior to preferred stockholders; purchase or redemption of capital stock, other than certain preferred stock or capital stock, as defined; or alteration of the Company's bylaws or Certificate of Incorporation.

          (b) Dividends

          Preferred stockholders are entitled to receive cumulative annual dividends, when, as and if declared by the Board of Directors, at the annual rate of 3% of the base amount of each share of redeemable preferred stock. The base amount of preferred stock as of a particular date shall be an amount equal to the sum of $1,000 plus any unpaid dividends on such share added to the base amount of such share and not thereafter paid. The Company recorded $120,030 and $33,989 of dividend accretion on the outstanding shares of preferred stock for the years ended December 31, 1996 and 1995, respectively.

          (c) Liquidation Rights

          In certain events, including liquidation, dissolution or winding up of the Company, the holders of preferred stock shall be entitled, before any distribution or payment is made upon any shares of common

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

 6. REDEEMABLE PREFERRED STOCK (CONTINUED) stock, to be paid in cash an amount equal to the base amount of such share on such date, plus all unpaid dividends accrued on such share and not previously added to the base amount. If the assets of the Company shall be insufficient to permit payment in full to the holders of the preferred stock, then the entire assets of the Company that are available for distributions shall be distributed ratably among the preferred stockholders.

          (d) Redemption

          The preferred stock is redeemable at the option of the Company, or at the option of the redeemable preferred stockholders, in three equal annual installments, beginning on August 31, 2000, unless redeemed earlier in connection with a liquidity event, as defined. The redemption price will equal $1,000 per share plus all accrued and unpaid dividends as of the redemption date. The proceeds from the issuance of the 3,002 shares of preferred stock for $1,000 per share have been allocated, based on the relative fair value, to the preferred stock and the warrants to purchase common stock issued to these preferred stockholders. The value attributable to the warrants issued to purchase common stock resulted in a $1,507,004 discount to the preferred stock. The Company has accreted this discount to the preferred stock over the redemption period (see Note 9). The Company recorded $957,474 and $190,491 of accretion on the discount of the 3,002 shares of preferred stock for the years ended December 31, 1996 and 1995, respectively.

          If for any reason the Company shall fail to redeem for cash all preferred shares requested to be redeemed by the holders thereof within 30 days of notice, each preferred stockholder shall have the right to require the Company to purchase some or all of the preferred shares at a price equal to the redemption price on such date. To the extent the Company does not have cash available or is not legally permitted to make such payments, the preferred stockholders will loan to the Company and its subsidiaries additional amounts necessary to fund the repurchase. The resulting preferred notes shall be secured by all assets of the Company and its subsidiaries and will bear interest at prime plus 2%. The notes will be repaid quarterly based on available cash.

 7. COMMITMENTS

     (a) Lease Commitments

     The Company leases its facility and certain equipment under operating lease agreements expiring through fiscal 2000. Future minimum rental payments due under these agreements are approximately as follows:

                                       YEAR                      AMOUNT
                    1997......................................  $142,000
                    1998......................................   136,000
                    1999......................................   110,000
                    2000......................................    65,000
                                                                --------
                                                                $453,000
                                                                ========

     Total rental expense included in the accompanying consolidated statements of operations amounted to approximately $125,000 and $31,000 for the years ended December 31, 1996 and 1995, respectively. During 1994, the Company leased its facilities and certain office equipment from an entity controlled by a related party to the officers and directors of the corporation. During 1994, the Company incurred approximately $75,000 in rental charges to this entity.

                 SMARTEL COMMUNICATIONS, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1996

     (b) Litigation

     In the ordinary course of business, the Company is party to various types of litigation. The Company believes it has meritorious defense to all claims, and, in its opinion, all litigation currently pending or threatened will not have a material effect on the Company's financial position on results of operations.

 8. ACQUISITION OF GLOBAL MEDIA NETWORK

     On December 21, 1995, the Company acquired certain assets of Global Media Network (GMN), previously its west coast distributor, in exchange for a $15,000 note payable and the assumption of certain GMN liabilities totaling $67,673.

     This transaction was accounted for as a purchase and, accordingly, the results of GMN since December 21, 1995 have been included in the accompanying consolidated financial statements. The aggregate purchase price has allocated based on the fair value of the tangible and intangible assets as follows:

                    Current assets.............................  $16,269
                    Property and equipment.....................    4,674
                    Purchased intangible assets................   61,730
                                                                 -------
                                                                 $82,673
                                                                 =======

     Included in purchased intangible assets are amounts related to trade names and customer lists. These intangibles will be amortized on a straight-line basis over their estimated useful life of three years. The 1995 results of GMN operations were not material to the financial statements taken as a whole.

     During 1995, the Company entered into arrangements for promotional cards totaling approximately $479,000 with GMN prior to December 21, 1995. In connection with these arrangements, the Company paid approximately $142,000 in commissions to GMN.

 9. SALE OF COMPANY TO SMARTALK TELESERVICES, INC.

     On May 24, 1997, the Company entered into a merger agreement (the "Merger") with SmarTalk TeleServices, Inc. (SmarTalk) in which SmarTalk acquired all outstanding common and preferred stock of the Company in a tax-free, stock-for-stock merger transaction. Under the terms of the Merger, SmarTel common and preferred stockholders received 714,286 shares of SmarTalk common stock, which, using a SmarTalk per share value of $14, had an approximate value of approximately $10,000,000. In addition, certain officers/stockholders of SmarTel received contingent value rights which would entitle them to receive additional shares of SmarTalk common stock based on SmarTel's future sales and profitability.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder of
GTI Telecom, Inc.

     We have audited the accompanying balance sheet of GTI Telecom, Inc. as of December 31, 1996 and the related statements of operations, changes in stockholder's deficit and cash flows for the year ended December 31, 1996 (all as restated, see note 2(a)). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GTI Telecom, Inc. as of December 31, 1996, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     The Company restated its 1996 financial statements as discussed in note
2(a).

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3, the Company has suffered recurring losses from operations and has working capital and stockholder's deficits which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG PEAT MARWICK LLP
Orlando, Florida
April 4, 1997, except as to note 15 which
is as of May 16, 1997 and note 2(a)
which is as of November 24, 1997

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
GTI Telecom, Inc.

     In our opinion, the accompanying balance sheets and the related statements of operations, of changes in stockholder's deficit and of cash flows present fairly, in all material respects, the financial position of GTI Telecom, Inc. (the "Company") at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     The Company restated its 1995 and 1994 financial statements as discussed in
Note 2(a).

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has suffered recurring losses from operations and has a working capital deficit which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Price Waterhouse LLP
Orlando, Florida
July 18, 1996, except as to Note 2(a)
which is as of November 24, 1997.

                               GTI TELECOM, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                     ASSETS

                                                                      1996             1995
                                                                   (RESTATED)       (RESTATED)
Current assets:
  Cash........................................................    $    600,614     $  1,814,568
  Accounts receivable, net (note 4)...........................       1,602,180          851,959
  Inventories (note 5)........................................         733,838          690,648
  Note receivable from stockholder (note 12)..................       1,279,483          209,991
  Other current assets (notes 2 and 6)........................       1,773,928        1,587,922
  Prepaid expenses............................................          16,033               --
                                                                  ------------      -----------
     Total current assets.....................................       6,006,076        5,155,088
Property and equipment, net (note 7)..........................       1,829,159        1,533,203
Intangible assets (net of accumulated amortization of $318,000
  and $147,000 for 1996 and 1995, respectively)...............         202,423          203,981
Deposits......................................................          27,360           14,181
                                                                  ------------      -----------
                                                                  $  8,065,018     $  6,906,453
                                                                  ============      ===========
                    LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
  Accounts payable............................................       6,323,882        1,518,626
  Accrued expenses............................................       1,678,267        1,380,737
  Customer deposits...........................................       2,180,075        1,140,535
  Excise and sales taxes payable (note 8).....................       2,302,226          837,993
  Current portion of treasury stock repurchase debt and notes
     payable (note 9).........................................    1,319,688...        1,291,719
  Current portion of capital leases payable (note 10).........         187,481           65,443
  Deferred revenue -- telecards (note 2)......................       7,151,141        8,122,931
                                                                  ------------      -----------
     Total current liabilities................................      21,142,760       14,357,984
  Treasury stock repurchase debt and notes payable (note 9)...         244,203        1,114,895
  Capital leases payable (note 10)............................         417,866          368,477
                                                                  ------------      -----------
     Total liabilities........................................      21,804,829       15,841,356
                                                                  ------------      -----------
Stockholder's deficit:
  Preferred stock, $.001 par value, 5,000,000 shares
     authorized, no shares issued and outstanding (note 14)...              --               --
  Common stock, $.001 par value, 10,000,000 shares authorized,
     1,000 issued.............................................               1                1
  Additional paid-in capital..................................          83,707           83,707
  Accumulated deficit (note 2)................................     (11,213,207)      (6,408,299)
  Treasury stock -- 500 common shares in treasury, at cost....      (2,610,312)      (2,610,312)
                                                                  ------------      -----------
     Total stockholder's deficit..............................     (13,739,811)      (8,934,903)
Commitments, contingencies and subsequent events (notes 8, 13,
  14 and 15)..................................................              --               --
                                                                  ------------      -----------
                                                                  $  8,065,018     $  6,906,453
                                                                  ============      ===========

                See accompanying notes to financial statements.

                               GTI TELECOM, INC.

                            STATEMENTS OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                         1996            1995            1994
                                                      (RESTATED)      (RESTATED)      (RESTATED)
Net revenues......................................    $21,264,323     $ 8,064,864     $ 1,988,974
                                                      -----------     -----------      ----------
Operating expenses:
  Cost of revenues................................     18,294,789       6,218,159       2,115,181
  Selling, general and administrative expenses....      6,575,261       4,904,562       2,090,322
  Depreciation and amortization expense...........        773,727         278,735          72,874
                                                      -----------     -----------      ----------
     Total operating expenses.....................     25,643,777      11,401,456       4,278,377
                                                      -----------     -----------      ----------
     Loss from operations.........................     (4,379,454)     (3,336,592)     (2,289,403)
                                                      -----------     -----------      ----------
Other income (expenses):
  Other income....................................        133,908           1,870              --
  Interest expense, net...........................       (559,362)       (143,057)        (34,031)
                                                      -----------     -----------      ----------
                                                         (425,454)       (141,187)        (34,031)
                                                      -----------     -----------      ----------
     Net loss before income taxes.................     (4,804,908)     (3,477,779)     (2,323,434)
Income taxes......................................             --              --              --
                                                      -----------     -----------      ----------
     Net loss.....................................    $(4,804,908)    $(3,477,779)    $(2,323,434)
                                                      ===========     ===========      ==========
Net Loss per common share (unaudited).............    $ (9,609.82)    $ (3,847.10)    $ (2,323.43)
                                                      ===========     ===========      ==========
Weighted average number of shares outstanding
  (unaudited).....................................            500             904           1,000
                                                      ===========     ===========      ==========

                See accompanying notes to financial statements.

                               GTI TELECOM, INC.

                      STATEMENTS OF STOCKHOLDER'S DEFICIT

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (ALL AS RESTATED, NOTE 2)

                                      SERIES A
                                      PREFERRED                                                         TOTAL
                                   STOCK (NOTE 14)            ADDITIONAL ACCUMULATED                 STOCKHOLDER'S
                                   ---------------   COMMON   PAID-IN     DEFICIT       TREASURY       DEFICIT
                                   SHARES   AMOUNT   STOCK    CAPITAL    (RESTATED)       STOCK       (RESTATED)
Balance at December 31, 1993......   --      $ --     $ 10    $83,698   $   (607,086)  $        --   $   (523,378)
Adjustment of par value of common
  stock from $.01 to $.001........   --        --       (9)         9             --            --             --
Net loss..........................   --        --       --         --     (2,323,434)           --     (2,323,434)
                                    ---      ----     ----    -------    -----------   -----------   ------------
Balance at December 31, 1994......   --        --        1     83,707     (2,930,520)           --     (2,846,812)
Purchase of treasury stock........   --        --       --         --             --    (2,610,312)    (2,610,312)
Net loss..........................   --        --       --         --     (3,477,779)           --     (3,477,779)
                                    ---      ----     ----    -------    -----------   -----------   ------------
Balance at December 31, 1995......   --        --        1     83,707     (6,408,299)   (2,610,312)    (8,934,903)
Net loss..........................   --        --       --         --     (4,804,908)           --     (4,804,908)
                                    ---      ----     ----    -------    -----------   -----------   ------------
Balance at December 31, 1996......   --      $ --     $  1    $83,707   $(11,213,207)  $(2,610,312)  $(13,739,811)
                                    ===      ====     ====    =======    ===========   ===========   ============

                See accompanying notes to financial statements.

                               GTI TELECOM, INC.

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                   1996            1995            1994
                                                                (RESTATED)      (RESTATED)      (RESTATED)
Cash flows from operating activities:
  Net loss (note 2), as restated..............................  $(4,804,908)    $(3,477,779)    $(2,323,434)
  Adjustments to reconcile net loss to cash provided by
    operating activities:
  Depreciation and amortization...............................      773,727         278,735          72,874
  Increase (decrease) in cash caused by changes in operating assets and liabilities:
    Accounts receivable.......................................     (750,221)       (508,047)       (202,775)
    Inventories...............................................      (43,190)       (342,862)       (303,588)
    Other current assets (note 2), as restated................     (186,006)     (1,322,144)       (223,398)
    Prepaid expenses..........................................      (16,033)         26,199         (23,272)
    Intangible assets.........................................     (169,298)       (100,387)       (103,594)
    Deposits..................................................      (13,179)          9,176         (23,357)
    Accounts payable..........................................    4,805,256         892,682         426,786
    Accrued expenses..........................................      297,530         760,321         573,318
    Customer deposits.........................................    1,039,540       1,110,342          30,193
    Excise and sales taxes payable............................    1,464,233         607,390         213,536
    Deferred distribution agreement...........................           --              --        (200,000)
    Deferred revenue -- telecards (note 2), as restated.......     (971,790)      5,124,474       2,599,328
                                                                -----------     -----------      ----------
      Cash provided by operating activities...................    1,425,661       3,058,100         512,617
                                                                -----------     -----------      ----------
Cash flows used in investing activities:
  Acquisition of property and equipment.......................     (595,682)     (1,371,406)       (256,152)
  Proceeds from equipment sale leaseback......................           --         414,744              --
                                                                -----------     -----------      ----------
    Cash used in investing activities.........................     (595,682)       (956,662)       (256,152)
                                                                -----------     -----------      ----------
Cash used in financing activities:
  Principal payments for treasury stock repurchase debt.......     (831,342)       (403,698)             --
  Principal payments on notes payable.........................      (28,381)             --              --
  Proceeds from notes payable.................................           --          50,000          50,000
  Collection of stockholder notes receivable..................      220,000          20,000              --
  Advances to stockholder under notes receivable..............   (1,289,492)       (202,949)        (64,396)
  Principal payments for capital leases.......................     (114,718)         (8,166)             --
                                                                -----------     -----------      ----------
    Cash used in financing activities.........................   (2,043,933)       (544,813)        (14,396)
                                                                -----------     -----------      ----------
    (Decrease) increase in cash...............................   (1,213,954)      1,556,625         242,069
Cash at beginning of year.....................................    1,814,568         257,943          15,874
                                                                -----------     -----------      ----------
Cash at end of year...........................................  $   600,614     $ 1,814,568     $   257,943
                                                                ===========     ===========      ==========
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest....................  $   287,756     $   143,100     $    32,500
                                                                ===========     ===========      ==========

     Supplemental disclosures of noncash
financing activities:

     Capital lease obligations of $286,145
were incurred when the Company entered into leases for computer equipment during the year ended December 31, 1996.

     A note payable of $17,000 was incurred
when the Company entered into a financing arrangement for an automobile during the year ended December 31, 1996.

                See accompanying notes to financial statements.

                               GTI TELECOM, INC.

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994

 1. NATURE OF BUSINESS

     GTI Telecom, Inc. ("GTI" or the "Company") was incorporated on February 15, 1993 in the state of Florida. GTI is a fully integrated telecommunications company that develops, implements and supports specialized communication applications for business and individual use.

     GTI provides domestic and switch service for intrastate, interstate and international telephone calls and is an international carrier licensed by the Federal Communications Commission ("F.C.C."). The primary product line of GTI is telecards; which are prepaid calling cards that can be used for either domestic or international telephone calls.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) ACCOUNTS RECEIVABLE, REVENUE RECOGNITION AND RESTATEMENT

     The Company sells its product in two distinct markets, retail and promotional. Retail telecard sales are ultimately sold to the end user, while promotional telecards are given to the end user to promote the buyer's product or service. Accounts receivable relate to the sale of telecards to retail and promotional customers. Deferred revenues are established at the time the telecards are sold. Revenue is then recognized upon the utilization of minutes by the end user or upon expiration. For telecards which had no printed expiration date, revenue for unused minutes is recognized when telecards have been in circulation for greater than twelve months.

     From inception, the Company's management estimated the portion of calling time which would not be used by the customer ("breakage") and recognized this breakage as revenue for both retail (in 1995 and 1994) and promotional programs (in 1996, 1995 and 1994). In November 1997, in consultation with the Securities and Exchange Commission staff, the Company modified its revenue recognition policy such that revenue is recognized as described in the preceding paragraph.

     As a result, the Company has restated its financial statements and the impact on the Company's previously issued financial results for each of the years ended December 31, 1996, 1995 and 1994 is summarized below:

                            1996          1996          1995          1995          1994          1994
                         AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED   AS REPORTED   AS RESTATED
                         -----------   -----------   -----------   -----------   -----------   -----------
Net revenues...........  $21,168,508    21,264,323     8,771,398     8,064,864     2,627,107     1,988,974
Cost of revenues.......   18,226,855    18,294,789     6,320,806     6,218,159     2,148,781     2,115,181
Loss from operations...   (4,407,269)   (4,379,454)   (2,732,705)   (3,336,592)   (1,684,870)   (2,289,403)
Net loss...............   (4,832,723)   (4,804,908)   (2,873,892)   (3,477,779)   (1,718,901)   (2,323,434)
Net loss per common
  share (unaudited)....    (9,665.45)    (9,609.82)    (3,179.08)    (3,847.10)    (1,718.90)    (2,323.43)

     The accumulated deficit as of December 31, 1993 was increased by $144,474 to reflect this change in accounting policy.

     (b) INVENTORIES

     Inventories consist of telecards and supplies held primarily for sale and are stated at the lower of cost or market on a first-in, first-out basis. Cost has been determined using the average cost method.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

     (c) OTHER CURRENT ASSETS

     Other current assets consist primarily of prepaid telecard and commission expense and prepaid royalties.

     GTI defers the recognition of production costs of telecards and commission expense for telecards sold and recognizes the expense as the related revenue is recognized.

     Royalty costs relate to agreements entered into by GTI to reproduce images on GTI telecards for a one, two or three year period. The costs are deferred and recognized as expense in conjunction with the recognition of revenues.

     (d) PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Additions, improvements and expenditures that significantly extend the useful life of an asset are capitalized. Expenditures for repair and maintenance are charged to operations as incurred.

     The Company provides for depreciation and amortization of property, equipment and leasehold improvements over their estimated useful lives as follows:

                                  DESCRIPTION                          USEFUL LIVES
            Communications and distribution equipment..............        5 years
            Office equipment.......................................        5 years
            Furniture and fixtures.................................      1-5 years
            Automobiles............................................        5 years

     Leasehold improvements expenses are amortized over the shorter of the useful life of the asset on the term of the lease.

     (e) INTANGIBLE ASSETS

     GTI capitalizes expenditures for state licenses and registrations, trademarks and telecard design artwork. The costs are amortized over the estimated useful lives of the assets which range from one to five years for the state licenses, registrations and trademarks. Telecard design artwork is amortized over two years which approximates the telecard production and distribution period.

     (f) INCOME TAXES

     GTI follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires an asset and liability approach for financial accounting and reporting on income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Recognition of a deferred tax asset is allowed if future realization is more likely than not. As discussed more fully in note 6, GTI has established a full valuation allowance against its deferred tax asset associated with its tax carryforward benefits.

     (g) ADVERTISING

     The Company expenses costs of advertising as incurred. Advertising costs for the years ended December 31, 1996, 1995 and 1994 amounted to approximately $1,190,000, $61,000 and $95,000, respectively.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

     (h) USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Company's financial statements reflect the Company earning certain volume discounts with their sole supplier of long distance phone service due to their level of purchases. However, as further described in note 14, the Company has financed these purchases with the supplier and in the event that the Company does not meet its payment commitments under the terms of the financing agreement, the supplier can retroactively revoke the volume discount. Management believes it can meet its commitments under the financing agreement.

     (i) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amount of cash, accounts and notes receivable, accounts and notes payable approximates fair value because of the short maturity of those instruments.

     (j) RECLASSIFICATIONS

     Certain amounts in the 1995 and 1994 financial statements and notes have been reclassified to conform with the 1996 presentation.

 3. OPERATING PLANS

     GTI has incurred significant operating losses since inception resulting in working capital and stockholder's deficits as of December 31, 1996, 1995 and 1994, which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty. Management believes that expansion of the distribution of telecards and the introduction of new products will result in increased revenues, both domestic and international, which, when coupled with the Company seeking and obtaining additional financing will provide sufficient liquidity for GTI to continue as a going concern.

 4. ACCOUNTS RECEIVABLE AND CONCENTRATION OF RISK

     Receivables at December 31, 1996 and 1995 consisted of the following:

                                                                 1996          1995
        Trade...............................................  $1,227,098     $ 833,208
        Other...............................................     465,082       162,751
        Allowance for doubtful accounts.....................     (90,000)     (144,000)
                                                              ----------     ---------
                                                              $1,602,180     $ 851,959
                                                              ==========     =========

     The Company grants credit for sales to customers located throughout the United States. Two retail companies have been extended credit at December 31, 1996 amounting to 81% of total trade receivables. These two retail companies accounted for approximately 46% of the Company's sales during the year ended December 31, 1996. Two retail companies and one automobile rental company had been extended credit at December 31, 1995 amounting to 69% of total trade receivables. These two retail companies and one automobile rental company accounted for approximately 33% of the Company's sales during the year ended December 31, 1995.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

     Currently the Company utilizes one supplier of long distance telephone service. While the Company believes that there are alternate suppliers, there is no guarantee that the Company will be able to secure the same rates as currently contracted in the event the relationship with the supplier is terminated. Recorded amounts due to this supplier totaled approximately $7,481,000 at December 31, 1996. The Company has granted this supplier a security interest in all assets of the Company. As further described in note 14, the Company financed certain amounts due to this supplier subsequent to December 31, 1996.

 5. INVENTORIES

     Inventories consist of the following components as of December 31:

                                                                 1996           1995
        Raw materials.......................................  $  194,465     $   14,040
        Work-in-process.....................................     344,732        390,684
        Finished goods......................................     194,641        285,924
                                                              ----------     ----------
                  Total inventories.........................  $  733,838     $  690,648
                                                              ==========     ==========

 6. OTHER CURRENT ASSETS

     Other current assets consist of the following at December 31:

                                                                                1995
                                                                 1996        (RESTATED)
                                                              (RESTATED)
        Telecards distributed...............................  $1,014,777     $  816,280
        Sales commissions...................................     610,638        592,660
        Royalties...........................................     148,513        178,982
                                                              ----------     ----------
                                                              $1,773,928     $1,587,922
                                                              ==========     ==========

 7. PROPERTY AND EQUIPMENT, NET

     Property and equipment, net consists of the following at December 31:

                                                                 1996           1995
        Communications and distribution equipment...........  $1,414,134     $  969,548
        Office equipment....................................     819,441        578,748
        Furniture and fixtures..............................     287,799        155,005
        Leasehold improvements..............................     117,102        102,306
        Automobile..........................................      65,958             --
                                                              ----------     ----------
                                                               2,704,434      1,805,607
        Less: accumulated depreciation......................    (875,275)      (272,404)
                                                              ----------     ----------
                                                              $1,829,159     $1,533,203
                                                              ==========     ==========

 8. EXCISE AND SALES TAXES PAYABLE

     GTI has recorded excise and sales taxes payable and accrued interest totaling $2,302,226 and $837,993 as of December 31, 1996 and 1995, respectively, for state, local and federal excise taxes. State and local jurisdictions in which GTI operates have not been contacted to determine amounts owed based on GTI's calculations for those jurisdictions. Federal excise taxes were first remitted in February 1997 as part of a voluntary disclosure. The Company has not yet been advised as to whether penalties and additional interest, if any, will be assessed relating to these taxes. Management is in the process of reviewing GTI's tax collection,

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

remittance and compliance policies and procedures. Depending on the ultimate resolution of these matters, it is reasonably possible that the amount of this reserve could require adjustment in the near term.

 9. LONG-TERM DEBT

     Long-term debt consists of the following at December 31:

                                                               1996            1995
        Promissory note for treasury stock repurchase,
          including imputed interest of 10.75%............  $ 1,375,272     $ 2,206,614
        Promissory note payable; interest at 13.5% per
          annum, payable quarterly, commencing March 31,
          1996; principal balance due March 31, 1997......      175,000         200,000
        Promissory note payable; interest rate of 9.25%,
          payable in monthly installments of $542
          including principal and interest, maturing in
          April 1999; collateralized by a vehicle.........       13,619              --
                                                             ----------      ----------
                                                              1,563,891       2,406,614
        Less current portion..............................   (1,319,688)     (1,291,719)
                                                             ----------      ----------
                                                            $   244,203     $ 1,114,895
                                                             ==========      ==========

     In October 1995, an agreement was entered into between GTI and a stockholder of GTI to repurchase all of the stockholder's stock for $3 million. GTI paid $250,000 upon the execution of the agreement and issued a noninterest bearing note payable for $2,750,000. Interest has been imputed at 10.75%. The note payments are payable in the following installments commencing in December 1995: $250,000 quarterly through June 30, 1996; $500,000 semi-annually from September 30, 1996 through June 30, 1997; and $500,000 on December 31, 1997. The
note is secured by the redeemed shares of stock. In 1995 and 1994, this former stockholder served as a GTI officer and received compensation totaling approximately $135,000 and $68,000, respectively. The compensation expense is included in selling, general and administrative expenses.

     GTI obtained a $100,000 loan for working capital in 1993 and an additional $50,000 in 1995 and 1994. The loans bear interest at 13.5%, requires quarterly interest payments and the principal balance is due on March 31, 1997. The working capital loans were obtained from an individual who was a stockholder in a related entity which was dissolved.

     Aggregate future annual principal payments on long-term debt for years ending subsequent to December 31, 1996 are summarized as follows:

                            YEAR ENDING DECEMBER 31,
                            1997.............................  $1,319,688
                            1998.............................     242,065
                            1999.............................       2,138
                                                               ----------
                                                               $1,563,891
                                                               ==========

10. LEASES

     The Company is obligated under various capital leases for certain communications, computer and office equipment which expire over the next four years. At December 31, 1996, the gross amount of property and equipment and related accumulated amortization recorded under capital leases was $701,915 and $135,384, respectively.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

     During 1995, GTI entered into an agreement for the sale and leaseback of certain communications and distribution equipment under a capital lease. The book value and accumulated depreciation of approximately $430,000 and $54,000 were removed from the accounts and the equipment was recorded at the sale price of approximately $404,000. The deferred gain approximating $28,000 is netted against capital leases payable and will be recognized over the lease term as other income. Payments under the lease approximate $155,000 annually, commencing January 1996.

     The Company also has several noncancelable operating leases, primarily for office and warehouse space that expire over the next two years. Rental expense for operating leases during 1996, 1995 and 1994 was approximately $405,000, $163,000 and $94,000, respectively.

     Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of December 31, 1996 are:

                            YEAR ENDING                        CAPITAL       OPERATING
                            DECEMBER 31,                        LEASES        LEASES
        ----------------------------------------------------
             1997...........................................   $252,952      $293,340
             1998...........................................    240,807        52,873
             1999...........................................    216,975            --
             2000...........................................     23,621            --
                                                               --------      --------
               Total minimum lease payments.................    734,355      $346,213
                                                                             ========
             Less amount representing interest..............    129,008
                                                               --------
               Present value of net minimum capital lease
                  payments..................................    605,347
             Less current installments of obligations under
               capital leases...............................    187,481
                                                               --------
               Obligations under capital leases, excluding
                  current installments......................   $417,866
                                                               ========

11. INCOME TAXES

     As of December 31, 1996, GTI had a net operating loss carryforward available to reduce future income of approximately $8,000,000. The tax net operating loss carryforwards begin expiring in the year 2008.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

     Significant components of the Company's deferred income tax assets and liability are as follows:

                                                                   DECEMBER 31,
                                                            ---------------------------
                                                               1996            1995
                                                            (RESTATED)      (RESTATED)
        Gross deferred tax assets:
          Net operating loss carryforward.................  $ 3,253,541     $ 1,925,514
          Excise and sales tax provision..................      885,143         315,337
          Bad debt provision..............................       33,867          54,311
          Other...........................................       23,304          33,897
                                                             ----------     -----------
                                                              4,195,855       2,329,059
                                                             ----------     -----------
        Gross deferred tax liability:
          Depreciation....................................      (77,495)        (81,303)
                                                             ----------     -----------
             Net deferred tax assets before valuation
               allowance..................................    4,118,860       2,247,256
          Valuation allowance.............................   (4,118,860)     (2,247,756)
                                                             ----------     -----------
             Net deferred tax asset.......................  $        --     $        --
                                                             ==========     ===========

     As of December 31, 1996 and 1995, a valuation allowance was recorded to fully offset the net deferred tax asset.

     The valuation allowance for deferred tax assets was increased $1,871,104 during the year ended December 31, 1996, relating primarily to the generation of the 1996 net operating loss carryforward.

     The difference between the "expected" tax benefit (computed by applying the federal corporate income tax rate of 34% to the net loss before income taxes) and the actual tax benefit is due to limitations on the benefit for the net operating losses recognized and the effect of the valuation allowance.

12. RELATED PARTY TRANSACTIONS

     During 1996 and 1995, GTI entered into note receivable agreements with the remaining stockholder of GTI. At December 31, 1996 and 1995, the notes receivable balances were $1,279,483 and $209,991, respectively. The 1996 note is due upon demand and the 1995 note was repaid during 1996. The notes earn interest at 7% per annum for 1996 and 1995, respectively. The balances are recorded as notes receivable from stockholder in the accompanying balance sheets.

     In January 1996, the remaining stockholder formed Tuscany, Inc., a Delaware Corporation. Tuscany, Inc. owns and operates charter aircraft. At December 31, 1996 and 1995, GTI advanced approximately $259,000 and $50,000, respectively to Tuscany, Inc. These advances are recorded as accounts receivable. During 1996, Tuscany, Inc. provided the Company with approximately $159,900 of charter aircraft services.

     In January 1996, the remaining stockholder purchased Wicks Printing. As of December 31, 1996, the Company advanced approximately $8,200 to Wicks Printing. During 1996, Wicks Printing provided printing services of approximately $703,000 for the production of prepaid telecards for the Company.

13. COMMITMENTS AND CONTINGENCIES

  Commission Agreements

     GTI entered into several agreements to produce telecards with selected designs or logos. GTI provides the company, which owns the design and logo rights, a commission based on the quantity of telecards sold. Certain agreements include commitments to provide a guaranteed minimum commission or cooperative advertising costs. In accordance with the contract terms, GTI records the greater of the liability for cards sold

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

or the guaranteed minimum. As of December 31, 1996, commitments through December 31, 1998 total approximately $220,000.

  Distribution Agreement

     On October 22, 1993, the Company entered into a three-year exclusive agreement for the distribution of telecards in Brazil. The Company sold telecards to the distributor at suggested retail prices less a stated discount percentage. The agreement terminated in 1994 and in conjunction with settlement of the agreement, the Company recognized revenue of $200,000.

  Litigation

     GTI is involved in litigation for which counsel has been retained. In the opinion of management, the pending matters will not result in a material adverse effect upon the financial condition or results of operations of GTI.

14. SUBSEQUENT EVENTS

  Series A Convertible Exchangeable Preferred Stock

     In February 1997, the Company issued 3,500 shares of Series A convertible preferred stock for $3.5 million. The preferred stock is convertible into common stock based upon a conversion price, as defined (initial conversion price is $43,000 per share), and has a liquidation preference of $1,000 per share and certain voting rights. On or after July 20, 1997 and before August 20, 1997, the holder of the preferred stock may exchange all preferred stock for telecard inventory having an aggregate card value equal to the liquidation preference plus an amount equal to any accrued interest and unpaid dividends, if any.

  Worldcom Financing Agreement

     On January 30, 1997, the Company entered into an agreement with its sole long distance supplier, Worldcom Network Services, Inc. ("Worldcom"), to finance a portion of its indebtedness to Worldcom totaling approximately $6.0 million which is included in accounts payable and accrued expenses in the accompanying December 31, 1996 balance sheet. As part of the agreement, the Company agreed to pay monthly installments of $500,000 commencing February 25, 1997 with the final balance due on January 25, 1998. The note bears interest at 16% per annum and includes certain restrictive debt covenants as well as a lock box arrangement for cash collections of the Company. As of the date of this report, the Company was in violation of certain debt covenants. The agreement also reinstates certain volume discounts and forgives related finance charges related to these amounts contingent upon the Company's payment of all amounts due in accordance with the note agreement.

  Sales Commitment

     Subsequent to December 31, 1996, the Company entered into an agreement to be the exclusive supplier of prepaid phone cards to a major retailer. As part of the supply agreement, the Company is required to support the retailer's marketing and promotion expense with payments totaling approximately 16% of the retailer's phone card purchase commitment over the two year term of the contract.

15. MERGER NEGOTIATIONS

     As of May 16, 1997, the Company was in the process of negotiating an agreement to merge into another entity.

                               GTI TELECOM, INC.

                        DECEMBER 31, 1996, 1995 AND 1994

16. SALE OF COMPANY TO SMARTALK TELESERVICES, INC. (UNAUDITED)

     On May 31, 1997, the Company entered into a merger agreement (the "Merger") with SmarTalk Teleservices, Inc. (SmarTalk) in which SmarTalk acquired all outstanding common stock of the Company in a tax-free, stock-for-stock merger transaction. Under the terms of the Merger, the GTI Telecom common stockholder received 2,580,000 shares of SmarTalk common stock, which had an approximate value of $35,000,000.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
ConQuest Telecommunication Services Corp.

     We have audited the accompanying consolidated balance sheets of ConQuest Telecommunication Services Corp. and subsidiaries as of December 31, 1995 and 1996, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ConQuest Telecommunication Services Corp. and subsidiaries at December 31, 1995 and 1996 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Columbus, Ohio
February 7, 1997, except for Note 11
  as to which the date is February 19, 1997 and the last paragraph of
  Note 9 as to which the
  date is November 25, 1997

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                       1995            1996
Current assets:
  Cash............................................................  $        --     $   300,557
  Accounts receivable, less allowance for doubtful accounts (1995)
     -- $123,000; 1996 -- $232,000)...............................    5,513,437       6,796,262
  Refundable income taxes.........................................           --         278,431
  Agent loans.....................................................      254,783         373,837
  Inventory.......................................................      818,904         781,876
  Deferred income taxes...........................................      352,000         799,000
  Prepaid expenses................................................      290,153         256,001
                                                                    -----------     -----------
     Total current assets.........................................    7,229,277       9,585,964
Property and equipment:
  Telecommunications equipment....................................    5,374,700       7,168,549
  Office equipment, furniture and fixtures........................      551,364         529,799
                                                                    -----------     -----------
                                                                      5,926,064       7,698,348
  Less accumulated depreciation...................................    2,409,145       3,528,917
                                                                    -----------     -----------
                                                                      3,516,919       4,169,431
Deferred income taxes.............................................           --          31,000
Other assets:
  Agent bonuses, net of accumulated amortization..................      217,503         297,472
  Agent loans -- noncurrent.......................................        6,950              --
  Goodwill, net of accumulated amortization.......................    1,549,975       2,734,312
  Other intangibles, net of accumulated amortization..............      664,840         544,707
  Other...........................................................       66,850          94,983
                                                                    -----------     -----------
                                                                      2,506,118       3,671,474
                                                                    -----------     -----------
          Total assets............................................  $13,252,314     $17,457,869
                                                                    ===========     ===========
                             LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable................................................  $ 1,962,493     $ 3,064,861
  Deferred revenue................................................    2,147,156       4,534,319
  Borrowings under credit agreements..............................       58,283       1,033,411
  Accrued liabilities.............................................    1,156,662       1,664,017
  Income taxes payable............................................      381,565              --
  Current portion of long-term debt and capital lease
     obligations..................................................      531,911         603,343
                                                                    -----------     -----------
     Total current liabilities....................................    6,238,070      10,899,951
Long-term debt....................................................    1,124,340       2,400,000
Capital lease obligations.........................................      251,147              --
Deferred income taxes.............................................      268,000              --
Contingent liabilities (Note 10)..................................           --              --
Shareholders' equity (Note 11):
  Preferred stock, $.001 par value:
     Authorized shares -- 750
     Issued and outstanding -- none...............................           --              --
  Common stock, $.001 par value:
     Authorized shares -- 4,000,000
     Issued and outstanding 546,293 and 559,730 shares at December
      31, 1995 and 1996...........................................          547             560
  Additional paid-in capital......................................    4,351,014       4,538,036
  Retained earnings (deficit).....................................    1,049,996        (349,878)
                                                                    -----------     -----------
                                                                      5,401,557       4,188,718
  Less treasury stock -- at cost..................................       30,800          30,800
                                                                    -----------     -----------
                                                                      5,370,757       4,157,918
                                                                    -----------     -----------
          Total liabilities and shareholders' equity..............  $13,252,314     $17,457,869
                                                                    ===========     ===========

                            See accompanying notes.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                         1994            1995            1996
Revenues:
  Call center services..............................  $31,625,716     $28,843,172     $28,020,986
  Prepaid calling card..............................       14,590         761,724       8,592,316
  International services............................      180,514       1,091,508       1,207,759
                                                      -----------     -----------     -----------
                                                       31,820,820      30,696,404      37,821,061
Expenses:
  Cost of services..................................   24,880,174      23,600,604      28,926,051
  Sales and marketing expenses......................    1,596,112       1,387,938       2,856,212
  General and administrative expenses...............    3,998,602       4,450,435       6,883,849
  Write-down of assets..............................           --              --         918,445
                                                      -----------     -----------     -----------
Operating income (loss).............................    1,345,932       1,257,427      (1,763,496)
Interest expense....................................      315,339         244,810         402,378
                                                      -----------     -----------     -----------
Income (loss) before income taxes...................    1,030,593       1,012,617      (2,165,874)
Provision (benefit) for income taxes:
  Current...........................................      315,000         529,000         (20,000)
  Deferred..........................................       92,000        (138,000)       (746,000)
                                                      -----------     -----------     -----------
Net income (loss)...................................  $   623,593     $   621,617     $(1,399,874)
                                                      ===========     ===========     ===========

                            See accompanying notes.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                           COMMON STOCK     ADDITIONAL    RETAINED      TREASURY
                                         ----------------    PAID-IN      EARNINGS       STOCK
                                         SHARES    AMOUNT    CAPITAL     (DEFICIT)       TOTAL         TOTAL
Balances at January 1, 1994............  449,796    $450    $2,646,621   $ (195,214)    $     --     $2,451,857
  Net income...........................       --      --            --      623,593           --        623,593
  Exercise of B warrants...............   39,719      39       591,491           --           --        591,530
  Shares issued under employment
     agreement.........................      520       1           599           --           --            600
                                         -------    ----    ----------   ----------     --------     ----------
Balances at December 31, 1994..........  490,035     490     3,238,711      428,379           --      3,667,580
  Net income...........................       --      --            --      621,617           --        621,617
  Issuance of stock for acquisition....   55,298      55     1,105,905           --           --      1,105,960
  Repurchase treasury shares...........   (1,400)     --            --           --      (30,800)       (30,800)
  Stock Options Exercised..............    2,360       2         6,398           --           --          6,400
                                         -------    ----    ----------   ----------     --------     ----------
Balances at December 31, 1995..........  546,293     547     4,351,014    1,049,996      (30,800)     5,370,757
  Net loss.............................       --      --            --   (1,399,874)          --     (1,399,874)
  Issuance of stock for acquisition....   13,437      13       187,022           --           --        187,035
                                         -------    ----    ----------   ----------     --------     ----------
Balances at December 31, 1996..........  559,730    $560    $4,538,036   $ (349,878)    $(30,800)    $4,157,918
                                         =======    ====    ==========   ==========     ========     ==========

                            See accompanying notes.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                             1994          1995          1996
OPERATING ACTIVITIES
Net income (loss).......................................  $   623,593   $   621,617   $(1,399,874)
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation..........................................      730,036       827,156     1,182,997
  Amortization..........................................      292,422       332,470       550,216
  Provision (benefit) for deferred taxes................       92,000      (138,000)     (746,000)
  Loss on sale of assets................................           --           120           155
  Write-down of assets..................................           --            --       918,445
  Changes in operating assets and liabilities:
     Accounts receivable................................     (739,526)   (1,018,290)   (1,283,004)
     Refundable income taxes............................           --            --      (278,431)
     Inventory..........................................      (47,103)     (224,801)     (356,316)
     Prepaid expenses and agent loans...................     (209,960)      117,059      (208,665)
     Other assets.......................................     (391,745)     (246,376)     (327,649)
     Accounts payable...................................      116,653     1,259,020     1,102,368
     Deferred revenue...................................      263,316     1,883,840     2,387,163
     Accrued liabilities................................      191,171       416,603      (162,454)
     Income taxes payable...............................      230,838        94,091      (381,565)
                                                          -----------   -----------   -----------
Net cash provided by operating activities...............    1,151,695     3,924,509       997,386
INVESTING ACTIVITIES
Acquisition of ACMI.....................................           --    (1,820,775)      (64,846)
Acquisition of CPC......................................           --            --      (709,360)
Capital expenditures, net of disposals..................   (1,497,533)   (1,271,772)   (1,993,696)
                                                          -----------   -----------   -----------
Net cash used in investing activities...................   (1,497,533)   (3,092,547)   (2,767,902)
FINANCING ACTIVITIES
Proceeds from credit agreements and long-term
  obligations...........................................    8,082,000     9,538,283     3,975,128
Payments on credit agreements and long-term
  obligations...........................................   (8,792,037)  (10,509,108)   (1,904,055)
Proceeds from issuance of common stock..................      592,130         6,400            --
Repurchase of treasury stock............................           --       (30,800)           --
                                                          -----------   -----------   -----------
Net cash provided by (used in) financing activities.....     (117,907)     (995,225)    2,071,073
                                                          -----------   -----------   -----------
Net increase (decrease) in cash.........................     (463,745)     (163,263)      300,557
Cash, beginning of year.................................      627,008       163,263            --
                                                          -----------   -----------   -----------
Cash, end of year.......................................  $   163,263   $        --   $   300,557
                                                          ===========   ===========   ===========

                            See accompanying notes.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

     ConQuest Telecommunication Services Corp. (ConQuest), through its wholly-owned subsidiaries, provides call center services, prepaid calling card services and international telecommunications services to its customers. The Company's principal call center services include operator assisted long distance services and inbound call handling and fulfillment services. Call center services are provided to consumers mainly through aggregators such as hotels/motels, hospitals, universities, and public and private pay stations located primarily in the United States. Prepaid calling card services are primarily provided to consumers through national and regional convenience and grocery store chains. International services includes a range of telecommunication services offered to its customers abroad including call center services, prepaid calling cards and resale of long distance.

     ConQuest has contracted with OAN Services, Inc. (OAN), a clearing house, to bill and collect a significant portion of its call center services revenues. Under this arrangement, 46% of ConQuest's accounts receivable are due from OAN.

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of ConQuest and its wholly-owned subsidiaries, collectively referred to herein as the Company. Significant intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

     The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION POLICIES

     The Company recognizes revenue from its call center services as such services are performed. Prepaid calling card revenue is recognized based on actual usage and the unused portion upon 1) expiration of the cards or 2) twelve months from the date of issuance for promotional and collector cards with no expiration date.

ADVERTISING COSTS

     The Company expenses advertising costs as incurred. Advertising expense was $138,000, $154,000 and $185,000 for each of the three years ended December 31, 1994, 1995 and 1996, respectively.

INVENTORY

     The Company accounts for inventory at cost based upon the specific identification method. The cost of prepaid calling cards sold is amortized to cost of services based on actual usage or upon the expiration of the cards.

PROPERTY AND EQUIPMENT

     Property and equipment is carried at cost. Depreciation and amortization, which includes the amortization of assets recorded under capital leases, are computed principally by the straight-line method over the estimated lives of assets or, if applicable, the life of lease. Expenditures for maintenance and repairs are charged to operations as incurred.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

AGENT LOANS AND BONUSES

     The Company uses independent agents to obtain new call center services customers. The Company extends interest-bearing loans to agents typically for financing the acquisition of telephone equipment. The loans, which are personally guaranteed by the agents, have repayment terms of one to two years. Agents also receive one time bonuses for customers who have contracted with the Company as a result of the agent's efforts. The Company has contractual rights to recover bonuses from agents for customers who do not meet their predetermined minimum period of service. These bonuses are deferred and amortized over the life of the respective agreement. Accumulated amortization totaled $440,000 and $381,000 at December 31, 1995 and 1996, respectively.

GOODWILL

     Goodwill represents the excess of cost over fair value of assets acquired in acquisitions. Goodwill is amortized on a straight line basis over 10 years. Accumulated amortization totaled $13,000 and $243,000 at December 31, 1995 and 1996, respectively.

INTANGIBLE ASSETS

     Intangible assets are primarily licensing and financing costs, and installation costs charged by local telephone companies. Licensing costs and financing costs are amortized using the straight-line method over three years. Installation costs are being amortized over a maximum of five years. Accumulated amortization totaled $413,000 and $529,000 at December 31, 1995 and 1996, respectively.

STOCK COMPENSATION

     In 1996, the Company adopted Statement of Financial Accounting Standards
(SFAS) No. 123, "Accounting for Stock-Based Compensation." This Statement encourages, but does not require companies to record compensation cost for stockbased employee compensation at fair value. In accordance with the provisions of SFAS No. 123, the Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion 25, Accounting for Stock Issued to Employees, and related Interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the Company's agent loans, borrowings under credit agreements and long term debt approximated the carrying values at December 31, 1995 and 1996.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1994 and 1995 financial statements to conform to the 1996 presentation.

2.  ACQUISITIONS

     On April 19, 1996, the Company acquired substantially all of the assets of Convenience Products Corporation (CPC), a marketer of prepaid calling cards. The purchase price was $709,360 in cash (including $209,360 in acquisition expenses) and 13,437 shares of common stock of the Company (total purchase price of $896,400). The Company's consolidated financial statements include the results of operations of CPC since acquisition.

     As part of the purchase, additional shares of the Company's common stock may become issuable to CPC during 1997 if certain financial criteria are met. At December 31, 1996, the Company determined that these

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

criteria will be met. Accordingly, the Company has accrued $403,000 of additional consideration as additional purchase price at December 31, 1996.

     The CPC acquisition has been accounted for under the purchase method, and accordingly, the acquired assets and assumed liabilities, including goodwill of $1,205,000, have been recorded at their estimated fair values at acquisition.

     On November 30, 1995, the Company acquired Anderton Communications Marketing, Inc. (ACMI) in exchange for $1,885,621 (including $285,621 in acquisition expenses) and 55,298 shares of common stock of the Company (total purchase price of $2,991,582). ACMI is a marketer of telecommunication services including prepaid calling cards. The Company's consolidated financial statements include the results of operations of ACMI since acquisition.

     In February, 1997, the Company paid an additional $125,000 and issued an additional 1,547 shares of common stock in settlement of certain provisions of the purchase agreement. This final payout has been accrued in the consolidated financial statements at December 31, 1996.

     The ACMI acquisition has been accounted for under the purchase method, and accordingly, the acquired assets and assumed liabilities, including goodwill of $1,770,427, have been recorded at their estimated fair values at acquisition.

     The following pro forma data summarizes the results of operations of the Company for each of the three years in the period ended December 31, 1996 assuming ACMI was acquired as of January 1, 1994 and CPC was acquired as of January 1, 1995. In preparing the pro forma data, adjustments have been made to reflect purchase accounting adjustments, interest expense and amortization.

                                                 1994            1995            1996
        (Unaudited)
        Net sales.........................    $35,358,846     $33,806,137     $39,190,109
        Net income (loss).................        578,786         473,047        (868,728)

     The pro forma information does not purport to be indicative of the results of operations which would have actually been obtained if the acquisitions had occurred on the dates indicated or the results of operations which will be reported in the future.

 3. CREDIT ARRANGEMENTS

     Long-term debt consists of the following:

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1995           1996
        Term loan payable to bank...........................  $       --     $3,000,000
        Term loan payable to bank...........................     966,666             --
        Term loan agreement to vendor.......................     500,819             --
        Other notes payable.................................       9,104          3,343
                                                              ----------     ----------
                                                               1,476,589      3,003,343
        Less current portion................................    (352,249)      (603,343)
                                                              ----------     ----------
                                                              $1,124,340     $2,400,000
                                                              ==========     ==========

     In November 1996, the Company refinanced the amounts outstanding under its existing term loans payable to a bank and a vendor and its capital lease obligations. The new term loan provided borrowings of $3,000,000 payable in twenty quarterly principal installments of $150,000 beginning January 31, 1997. Interest is payable monthly and accrues at a fixed rate of 9.125% per annum for the first $800,000 and at 7.625% per annum for the remaining $2,200,000. On November 1, 1997 until maturity, the Company has an option to

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

select an interest rate based on the three year treasury rate, one year treasury rate, or the prime rate plus an additional margin.

     In addition to its long term debt, the Company has a $5,000,000 revolving credit agreement (the Agreement) with a bank which expires May 31, 1997. Under the terms of the Agreement, interest rates are determined at the time of borrowing at prime plus 1% at December 31, 1995 and at prime plus 1/2% at December 31, 1996 (9.500% and 8.750 at December 31, 1995 and 1996,
respectively). Borrowings are restricted based on percentages of eligible accounts receivable. The Company is required to pay a fee of 1/4% per annum on the unused portion of the Agreement during the revolving period. At December 31, 1995 and 1996, borrowings outstanding under the Agreement totaled $58,283 and $1,033,411, respectively. Available borrowings under this Agreement were approximately $3,821,000 and $3,967,000 at December 31, 1995 and 1996,
respectively.

     The Company also has a standby letter of credit facility with the same bank. This facility provides for the issuance of standby letters of credit in an aggregate amount not to exceed $500,000. Interest on amounts disbursed under the standby letter of credit agreement accrues at a rate of prime plus 4.500%. At December 31, 1995 and 1996, no amounts were borrowed under this facility.

     Borrowings under the revolving credit agreement, term loan and standby letter of credit agreement are secured by substantially all of the Company's assets.

     The credit arrangements discussed above contain various restrictions and financial ratio maintenance requirements. One of these restrictions limits payments of dividends to 10% of the Company's net income after taxes.

     Interest paid during 1994, 1995 and 1996 was $352,000, $281,000 and
$411,000, respectively.

     Maturities of long-term debt for the years subsequent to December 31, 1996 are as follows:

                    1997...................................    $  603,343
                    1998...................................       600,000
                    1999...................................       600,000
                    2000...................................       600,000
                    2001...................................       600,000
                    Thereafter.............................            --
                                                               ----------
                                                               $3,003,343
                                                               ==========

 4. LEASES

     The Company leases office space under noncancelable operating leases that expire in various years through 1999.

     Future minimum lease payments under noncancelable operating leases consist of the following at December 31, 1996:

                    1997...................................    $  438,552
                    1998...................................       436,148
                    1999...................................       271,620
                    2000...................................       131,140
                    2001...................................        44,148
                                                               ----------
                    Total minimum lease payments...........    $1,321,608
                                                               ==========

     Rent expense for operating leases was approximately $268,000, $336,000 and $522,000 for 1994, 1995, and 1996, respectively.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

 5. STOCK OPTIONS AND WARRANTS

     The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options because, the alternative fair value accounting provided under Statement of Financial Accounting Standards No. 123 (FASB No. 123), "Accounting for Stock Based Compensation," requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

     The Company's 1992 Non Qualified Employee Stock Option Plan (the Plan) has authorized the grant of options to management personnel for up to 20,000 shares of the Company's common stock. The options granted have 10 year terms and become exercisable in 20% increments over five years beginning November 6, 1993 and will be fully vested on November 6, 1998.

     Options have also been granted under two executive employment agreements. Under the first employment agreement, nonqualified stock options were granted to purchase 3,000 shares of the Company's common stock. The grant was made on November 6, 1992 and expires on November 6, 2002. At December 31, 1996 all options under this agreement are fully vested and exercisable.

     Under the second employment agreement, nonqualified stock options were granted to purchase 2,500 shares of the Company's common stock. The grant was made on August 26, 1996 and expires on August 26, 2006. The options under this agreement vest as follows: 1,000 on August 26, 1998 and 500 each of the three years thereafter.

     Pro forma information required by FASB No. 123 regarding net income has not been presented as no significant grants have been made subsequent to December 31, 1994.

     A summary of the Company's stock option activity, and related information for the years ended December 31 follows:

                                             1994                      1995                      1996
                                    -----------------------   -----------------------   -----------------------
                                               WEIGHTED-                 WEIGHTED-                 WEIGHTED-
                                                AVERAGE                   AVERAGE                   AVERAGE
                                                EXERCISE                  EXERCISE                  EXERCISE
                                    OPTIONS      PRICE        OPTIONS      PRICE        OPTIONS      PRICE
Outstanding -- beginning of
  year............................  21,145       $ 2.50       20,270       $ 2.50       14,325       $ 2.50
Granted...........................      --           --           --           --        2,500        14.45
Exercised.........................    (240)        2.50       (2,360)        2.50           --           --
Forfeited.........................    (635)        2.50       (3,585)        2.50          (25)        2.50
                                    ------        -----       ------        -----       ------       ------
Outstanding -- end of year........  20,270                    14,325                    16,800
                                    ======                    ======                    ======
Exercisable at end of year........   8,740                     9,675                    11,980
                                    ======                    ======                    ======
Weighted average fair value of
  options granted during year.....  $   --                    $   --                    $14.45
                                    ======                    ======                    ======

     Exercise prices for options outstanding as of December 31, 1996 ranged from $2.50 to $14.45. The weighted-average remaining contractual life of those options is 6.5 years.

     In November, 1995, the Company entered into an agreement with a customer which granted 25,000 common stock warrants to the customer which become exercisable based upon purchase volume of the Company's products and services. Each warrant gives the holder the right to purchase one share of common stock. The warrants expire 48 months from their issue date and are exercisable at prices ranging from $42 to $50 per share based upon their exercise date. The excess of fair market value over exercise price, if any, will be reflected as sales discount as the warrants become exercisable. Total warrants exercisable under this

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

agreement were 2,588 and 14,026 at December 31, 1995 and 1996. As of December 31, 1996, no sales discounts have been recorded since the fair market value of the warrants was less than the exercise price.

 6. INCOME TAXES

     The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement No. 109, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                                    DECEMBER 31,
                                                               -----------------------
                                                                 1995          1996
        Deferred tax assets:
          Deferred revenue -- promotional and collector
             cards...........................................  $      --     $ 460,000
          Write down of assets...............................         --       252,000
          Net operating loss and AMT carryforward............      5,000       156,000
          Accrued expenses...................................    296,000        92,000
          Bad debt allowance.................................     51,000        90,000
          Intangible assets..................................         --        25,000
                                                               ---------     ---------
        Total deferred tax assets............................    352,000     1,075,000
        Deferred tax liabilities:
          Tax over book depreciation and amortization........   (175,000)     (245,000)
          Deferred charges...................................    (93,000)           --
                                                               ---------     ---------
        Deferred tax liabilities.............................   (268,000)     (245,000)
                                                               ---------     ---------
        Net deferred tax assets..............................  $  84,000     $ 830,000
                                                               =========     =========
        Components of net deferred tax assets (liabilities):
          Current............................................  $ 352,000     $ 799,000
          Long-term..........................................   (268,000)       31,000
                                                               ---------     ---------
                                                               $  84,000     $ 830,000
                                                               =========     =========

     At December 31, 1996, the Company has alternative minimum tax credit carryforwards of $156,000.

     Significant components of the provision (benefit) for income taxes are as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                   ------------------------------------
                                                     1994         1995          1996
        Current:
          Federal................................  $251,000     $ 444,000     $ (20,000)
          State and local........................    64,000        85,000            --
                                                   --------     ---------     ---------
                                                    315,000       529,000       (20,000)
        Deferred.................................    92,000      (138,000)     (746,000)
                                                   --------     ---------     ---------
                                                   $407,000     $ 391,000     $(766,000)
                                                   ========     =========     =========

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

     The Company's provision for income taxes differs from the amounts computed by applying the federal statutory rate due to the following:

                                                          YEAR ENDED DECEMBER 31,
                                                    -----------------------------------
                                                      1994         1995         1996
        Expected tax (benefit) at federal
          statutory rates.........................  $350,000     $344,000     $(736,000)
        State and local taxes, net of federal
          tax benefit.............................    35,000       47,000      (100,000)
        Surtax exemption..........................        --           --        62,000
        Other.....................................    22,000           --         8,000
                                                    --------     --------     ---------
                                                    $407,000     $391,000     $(766,000)
                                                    ========     ========     =========

Taxes paid during 1994, 1995 and 1996 were $83,000, $486,000, and $613,000 respectively.

 7. SAVINGS PLAN

     Effective January 1, 1995, the Company adopted a 401(k) savings plan which covers substantially all employees of the Company. Contributions are at the discretion of the Company at a percentage of voluntary employee contributions not to exceed 4% of total compensation determined prior to the beginning of each plan year. Employees may make contributions up to 15% of their compensation and are limited to the amount deductible for federal income tax purposes. Total expense under the plan was approximately $6,000 and $27,000 for the years ended December 31, 1995 and 1996, respectively.

 8. WRITE-DOWN OF ASSETS

     During 1996, the Company decided to exit the collector prepaid calling card business. Accordingly, the Company evaluated the recoverability of certain tangible and intangible assets related to its collector prepaid calling card operations, and based on the technological obsolescence and non-marketability of these assets, deemed them to have no fair market value. Accordingly, the Company wrote off these assets in accordance with Statement of Financial Accounting Standards No. 121. These assets include certain computer equipment, licensing agreements and a proportional share of the excess of cost over the fair value of assets acquired in the ACMI acquisition. The impairment loss of $918,445 is reflected in the statement of operations as "write-down of assets."

 9. ACCOUNTING CHANGES

     In anticipation of registering its common stock for public distribution, the Company has restated its financial statements for the years ended December 31, 1993, 1994 and 1995 to conform the revenue recognition method to that in use during 1996. During 1996, the Company adopted a more refined method of recognizing revenue on its prepaid calling cards. The new method provides for recognition based upon actual decremented minutes of usage. Previously, prepaid calling card revenue was recognized based upon estimated usage and the passage of time. The Company also changed its method of accruing for compensated absences to conform with the provisions of Statement of Financial Accounting Standards No. 43. The effect of these changes on net income and beginning of the year shareholders' equity is as follows:

 .

                                     1993                      1994                      1995
                            -----------------------   -----------------------   -----------------------
                                AS           AS           AS           AS           AS           AS
                             REPORTED     RESTATED     REPORTED     RESTATED     REPORTED     RESTATED
Net income................. $1,026,339   $1,026,339   $  746,397   $  623,593   $  822,507   $  621,617
Beginning of year
  shareholders' equity.....  1,493,613    1,426,613    2,518,857    2,451,857    3,857,384    3,667,580

     In November 1997, in consultation with the Securities and Exchange Commission staff and in conjunction with the use of the Company's financial statements in a registration statement on Form S-4 by SmarTalk Teleservices, Inc., the Company adopted a new method of recognizing revenue on

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                               DECEMBER 31, 1996

promotional and collector prepaid calling cards. The new method provides for recognition of revenue on these cards based upon actual usage or the expiration date of the card. For cards with no expiration date, revenue from unused minutes is recognized after 12 months from the date of issuance. Previously, revenue for promotional and collector cards was recognized at the date of issuance based upon expected usage which is less than 10%. This change increased the previously reported net loss for 1996 by $718,966. The adoption of this method had no effect on the 1994 and 1995 financial statements since sales of promotional and collector cards were negligible in those years.

10.  CONTINGENT LIABILITIES

     The Company and certain directors are named defendants among a group of defendants in a lawsuit brought by a former officer and former directors of the Company who are also shareholders of the Company. The lawsuit alleges, among other things, a breach of duties owed to the plaintiffs as shareholders through unspecified acts of mismanagement, wrongful removal of plaintiffs from their previous positions as officer and directors of the Company, and tortuous interference with the plaintiffs alleged right to purchase shares of common stock of the Company which certain shareholders might desire to sell, and that the Company failed to comply with its charter documents in the removal of defendants as directors of the company and in the election of their successors. The Board of Directors of the Company passed a resolution to indemnify the named directors for all expenses and liabilities arising from the aforementioned lawsuit.

     Management of the Company, after consulting with legal counsel, believes that meritorious defenses exist with respect to this lawsuit and is vigorously defending the lawsuit and disputing all claims relating thereto. Management further believes that any losses to the Company resulting from resolution of this matter will not be material to the Company's results of operations or financial position. However, the ultimate outcome cannot presently be determined. Accordingly, no accrual for any potential liability that may result has been made in the financial statements.

     The Company has determined that its method of processing prepaid calling cards may be alleged to infringe a certain U.S. patent held by an unaffiliated third party. However, there are currently no claims of infringement outstanding against the Company by the patent holder. The validity of this patent, which expires November 13, 2005, is at issue in litigation now pending in federal district court; the Company is not a party to this litigation. The Company has initiated discussions with the patent holder for a license under the patent and expects that the terms of the licensing agreement would require the Company to pay licensing fees to the patent holder until the expiration or invalidation of the patent. These license fees would be applicable to prepaid calling card revenues generated subsequent to the date of the license agreement. Although the validity of the patent has not been determined and license payments under the potential agreement with the patent holder are based on future use, the ultimate outcome of the Company's negotiations with the patent holder cannot presently be determined. Accordingly, no accrual for any potential liability that may result has been made in the financial statements.

11.  SUBSEQUENT EVENTS

     On February 19, 1997, the Company restated its certificate of incorporation increasing the number of shares of all classes of capital stock to 54,000,000 shares which are divided into two classes: 4,000,000 shares of preferred stock with a par value of $.001 per share and 50,000,000 shares of common stock with a par value of $.001 per share.

     The Company adopted an Incentive Stock Option Plan on February 19, 1997 (Incentive Stock Plan) contingent upon completion of an initial public offering of the Company's common stock. The purpose of the Incentive Stock Plan is to attract and retain key personnel, including consultants, advisors and directors of the Company, and to enhance their interest in the Company's continued success. The maximum number of shares available to be issued under the Incentive Stock Plan will be 67,500, subject to adjustment for stock splits and other similar corporate events. The maximum number of shares of common stock for which an individual may receive awards is limited to 2,000 shares per year.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                   SEPTEMBER 30,    DECEMBER 31,
                                                                       1997            1996
                                                                   -------------    ------------
                                                                    (UNAUDITED)
Current assets:
  Cash..........................................................    $        --     $   300,557
  Trade accounts receivable, net................................      9,974,958       6,796,262
  Inventories...................................................        349,262         782,210
  Prepaid expenses..............................................        399,076         629,838
  Other current assets..........................................        541,136       1,099,840
                                                                    -----------     -----------
     Total current assets.......................................     11,264,432       9,608,707
Non-current assets:
  Property and equipment, net...................................      4,886,111       4,178,490
  Other non-current assets......................................      3,807,388         937,360
  Goodwill......................................................      1,046,055       2,733,312
                                                                    -----------     -----------
          Total assets..........................................    $21,003,986     $17,457,869
                                                                    ===========     ===========
                             LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..............................................    $ 3,002,385     $ 3,064,861
  Deferred revenue..............................................      5,008,920       4,534,319
  Other accrued expenses........................................      1,239,707       1,664,017
  Line of Credit................................................      1,901,452       1,033,411
  Current portion of long-term debt and capital lease
     obligations................................................             --         603,343
     Total current liabilities..................................     11,152,464      10,899,951
  Long-term debt................................................      5,144,025       2,400,000
                                                                    -----------     -----------
     Total liabilities..........................................     16,296,489      13,299,951
                                                                    -----------     -----------
Shareholders' Equity:
  Preferred stock...............................................             --              --
  Common stock and additional paid-in capital...................      4,941,188       4,538,596
  Accumulated deficit...........................................       (202,891)       (349,878)
  Treasury stock, at cost.......................................        (30,800)        (30,800)
                                                                    -----------     -----------
     Total shareholders' equity.................................      4,707,497       4,157,918
                                                                    -----------     -----------
          Total liabilities and shareholders' equity............    $21,003,986     $17,457,869
                                                                    ===========     ===========

  The accompanying notes are an integral part of these condensed consolidated financial statements.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                         NINE MONTHS ENDED
                                                                           SEPTEMBER 30,
                                                                    ---------------------------
                                                                       1997            1996
                                                                    -----------     -----------
Revenue...........................................................  $36,384,544     $28,856,296
Cost of revenue...................................................   26,054,289      22,167,283
                                                                    -----------     -----------
  Gross profit....................................................   10,330,255       6,689,013
Sales and marketing...............................................    3,941,940       2,874,679
General and administrative........................................    5,959,815       3,948,751
                                                                    -----------     -----------
  Operating income (loss).........................................      428,500        (134,417)
Interest expense, net.............................................      187,541         290,149
                                                                    -----------     -----------
  Income (loss) before taxes......................................      240,959        (424,566)
Provision for income taxes........................................       93,974        (170,675)
                                                                    -----------     -----------
  Net (loss) income...............................................  $   146,985     $  (253,891)
                                                                    ===========     ===========
Net (loss) income per share.......................................  $      0.26     $     (0.46)
                                                                    ===========     ===========
Weighted Average number of shares.................................      565,765         547,693
                                                                    ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                     FOR THE NINE MONTHS ENDED
                                                                           SEPTEMBER 30,
                                                                    ---------------------------
                                                                       1997            1996
                                                                    -----------     -----------
OPERATING ACTIVITIES:
Net income (loss).................................................  $   146,985     $  (253,891)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
  Depreciation and amortization...................................    1,070,728         839,026
  Goodwill amortization...........................................      350,052         390,388
  Changes in operating assets and liabilities:
     Accounts receivable..........................................   (3,171,584)     (2,551,499)
     Inventory....................................................      178,699        (657,596)
     Prepaid and agent loans......................................      221,887         446,660
     Other current assets.........................................      558,704        (329,821)
     Other non-current assets.....................................   (1,131,040)     (1,131,956)
     Accounts payable.............................................      (62,307)      1,917,974
     Deferred revenue.............................................      474,600         421,131
     Other accrued expenses.......................................      (18,972)       (904,432)
                                                                    -----------     -----------
Net cash used in operating activities.............................   (1,382,248)     (1,814,016)
INVESTING ACTIVITIES:
Capital expenditures, net of disposals............................   (1,929,694)     (1,690,662)
                                                                    -----------     -----------
Net cash used in investing activities.............................   (1,929,694)     (1,690,662)
FINANCING ACTIVITIES:
Proceeds from credit agreements and long-term obligations.........    3,884,002       4,111,463
Payments on credit agreements and long-term obligations...........     (872,617)       (606,785)
                                                                    -----------     -----------
Net cash provided by financing activities.........................    3,011,385       3,504,678
                                                                    -----------     -----------
Net (decrease) in cash............................................     (300,557)             --
Cash, beginning of period.........................................      300,557              --
                                                                    -----------     -----------
Cash, end of period...............................................  $        --     $        --
                                                                    ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                   CONQUEST TELECOMMUNICATION SERVICES CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

 1. BASIS OF INTERIM PRESENTATION.

    The accompanying interim period financial statements are unaudited, pursuant to certain rules and regulations of the Securities and Exchange Commission, and include, in the opinion of management, all adjustments (consisting of only normal recurring accruals) necessary for a fair statement of the results for the periods indicated; which, however, are not necessarily indicative of results which may be expected for the full year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The financial statements should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 1996.

 2. Effective April 1, 1997, the Company sold substantially all of the assets of its ACMI division, with a net book value of $2,225,000, in exchange for a promissory note receivable. No gain or loss was recorded on the transaction. As the disposition of the ACMI Division is a non-cash transaction, the effects of this transaction have been excluded from the statement of cash flows.

 3. As the settlement of CPC's contingent stock earnout in the amount of approximately $403,000 is a non-cash transaction, the affects of this transaction have been excluded from the statement of cash flows.

 4. Certain amounts in the 1996 financial statements have been reclassified to conform to the 1997 presentation.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements are based on the historical financial statements of SmarTalk, SmarTel, GTI and ConQuest adjusted to give effect to certain transactions and events. The unaudited pro forma combined statements of operations for the year ended December 31, 1996 and the nine month period ended September 30, 1997 give effect to (i) the Merger,
(ii) the Convertible Subordinated Notes Offering, (iii) the acquisitions of GTI and SmarTel and (iv) the September 1997 settlement of $25,970,000 in subordinated notes issued in connection with the GTI Acquisition as if they occurred on January 1, 1996. The unaudited pro forma combined balance sheet as of September 30, 1997 gives effect to the Merger. References in this document to data presented on a "pro forma basis" as of any date or for any period shall have the meaning set forth above with respect to such date or period.

     The unaudited pro forma combined financial statements give effect to the Merger in a transaction to be accounted under the purchase method of accounting and are based upon a preliminary allocation of the purchase price and upon the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined financial statements should be read in conjunction with the Financial Statements of SmarTalk and ConQuest appearing elsewhere in this document. The unaudited pro forma combined financial statements are presented for information purposes only and are not necessarily indicative of the results that would have been reported or the financial position of SmarTalk had such events actually occurred on the dates specified, nor is it indicative of SmarTalk's future results or financial position. The results of operations for interim periods are not necessarily indicative of the results for the full year.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1997

                                     ASSETS

                                                                                                   PRO FORMA
                                                                                                  ADJUSTMENTS        AS ADJUSTED
                                                                                                    FOR THE           PRO FORMA
                                                                  HISTORICAL      HISTORICAL        MERGER             WITH THE
                                                                   SMARTALK        CONQUEST        (NOTE 1)             MERGER
Current assets:
  Cash and cash equivalents....................................  $150,817,327     $        --     $         --       $150,817,327
  Trade accounts receivable, net...............................    11,664,768       9,974,958               --         21,639,726
  Inventories..................................................     1,487,296         349,262               --          1,838,558
  Prepaid expenses.............................................     2,023,768         399,076               --          2,422,844
  Other current assets.........................................     4,270,655         541,136               --          4,811,791
                                                                 ------------     -----------      -----------       ------------
    Total current assets.......................................   170,263,814      11,264,432               --        181,528,246
                                                                 ------------     -----------      -----------       ------------
Non-current assets:
  Property and equipment, net..................................     4,338,795       4,886,111               --          9,224,906
  Note receivable..............................................            --              --               --                 --
  Debt issuance cost...........................................     4,664,997              --               --          4,664,997
  Other non-current assets.....................................       881,025       3,807,388               --          4,688,413
  Goodwill, net................................................    93,012,218       1,046,055       67,040,803(b)     161,099,076
                                                                 ------------     -----------      -----------       ------------
        Total assets...........................................  $273,160,829     $21,003,986     $ 67,040,803       $361,205,618
                                                                 ============     ===========      ===========       ============

                                         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable.............................................  $  6,287,733     $ 3,002,385     $         --       $  9,290,118
  Deferred revenue.............................................    18,060,812       5,008,920               --         23,069,732
  Customer deposits............................................            --          24,530               --             24,530
  Excise, sales and use taxes payable..........................     3,638,229         440,438               --          4,078,667
  Accrued marketing costs......................................            --         223,369               --            223,369
  Other accrued expenses.......................................     3,752,826         551,370        3,350,000(b)       7,654,196
  Line of credit...............................................            --       1,901,452               --          1,901,452
  Current portion of long-term debt............................            --              --               --                 --
  Current portion of capital lease obligations.................        60,249              --               --             60,249
                                                                 ------------     -----------      -----------       ------------
    Total current liabilities..................................    31,799,849      11,152,464        3,350,000         46,302,313
                                                                 ------------     -----------      -----------       ------------
Long-term debt, less current portion...........................   150,951,111       5,144,025               --        156,095,136
                                                                 ------------     -----------      -----------       ------------
    Total liabilities..........................................   182,750,960      16,296,489        3,350,000        202,394,449
                                                                 ------------     -----------      -----------       ------------
Shareholders' equity:
  Preferred stock..............................................            --              --               --                 --
  Common stock.................................................    97,879,224       4,941,188       (4,941,188)(a)
                                                                                                    68,398,300(b)     166,277,524
  Retained earnings (accumulated deficit)......................    (7,469,355)       (202,891)         202,891(a)      (7,469,355)
  Treasury stock, at cost......................................            --         (30,800)          30,800(a)              --
                                                                 ------------     -----------      -----------       ------------
    Total shareholders' equity.................................    90,409,869       4,707,497       63,690,803        158,808,169
                                                                 ------------     -----------      -----------       ------------
    Total liabilities and shareholders' equity.................  $273,160,829     $21,003,986     $ 67,040,803       $361,205,618
                                                                 ============     ===========      ===========       ============

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                                 CONVERTIBLE
                                                                                 PRO FORMA       SUBORDINATED         AS ADJUSTED
                                                                                ADJUSTMENTS         NOTES              PRO FORMA
                                                                               FOR COMPLETED      OFFERING           COMBINED FOR
                                   HISTORICAL    HISTORICAL                    ACQUISITIONS      ADJUSTMENTS           COMPLETED
                                    SMARTALK      SMARTEL     HISTORICAL GTI     (NOTE 1)         (NOTE 1)           ACQUISITIONS
Revenue..........................  $39,730,845   $1,946,606    $  9,175,357     $        --      $       --          $ 50,852,808
Cost of revenue..................   23,761,289      935,860       7,434,075              --              --            32,131,224
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Gross profit...................   15,969,556    1,010,746       1,741,282              --              --            18,721,584
Sales and marketing..............   10,213,879      861,917       1,000,630              --              --            12,076,426
General and administrative.......    7,188,175      867,013       3,427,372       1,830,561(a)           --            13,313,121
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Operating (loss) income........   (1,432,498)    (718,184)     (2,686,720)      1,830,561              --            (6,667,963)
Interest income..................    1,899,666        1,461              --              --              --             1,901,127
Interest expense.................     (965,173)          --        (405,181)        220,833(b)   (9,024,990) (c)(d)   (10,174,511)
                                   -----------   -----------    -----------     -----------      -----------         ------------
  (Loss)/Income before income
    taxes........................     (498,005)    (716,723)     (3,091,901)     (1,609,728)     (9,024,990)          (14,941,347)
Provision for income taxes.......           --           --              --              --              --                    --
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Net/(loss) income..............  $  (498,005)  $ (716,723)   $ (3,091,901)    $(1,609,728)     $(9,024,990)        $(14,941,347)
                                   ===========   ===========    ===========     ===========      ===========         ============
Net loss per share...............                                                                                    $      (0.92)
                                                                                                                     ============
Weighted average number of common
  shares outstanding.............                                                                                      16,253,644
                                                                                                                     ============


                                                  PRO FORMA      AS ADJUSTED
                                                 ADJUSTMENTS      PRO FORMA
                                                   FOR THE         COMBINED
                                   HISTORICAL      MERGER          WITH THE
                                    CONQUEST      (NOTE 1)          MERGER
Revenue..........................  $36,384,544   $       --      $ 87,237,352
Cost of revenue..................   26,054,289           --        58,185,513
                                   -----------   -----------     ------------
  Gross profit...................   10,330,255           --        29,051,839
Sales and marketing..............    3,941,940           --        16,018,366
General and administrative.......    5,959,815    2,514,030 (e)    21,786,966
                                   -----------   -----------     ------------
  Operating (loss) income........      428,500   (2,514,030)       (8,753,493)
Interest income..................       83,267           --         1,984,394
Interest expense.................     (270,808)          --       (10,445,319)
                                   -----------   -----------     ------------
  (Loss)/Income before income
    taxes........................      240,959   (2,514,030)      (17,214,418)
Provision for income taxes.......      (93,974)      93,974 (f)            --
                                   -----------   -----------     ------------
  Net/(loss) income..............  $   146,985   $(2,420,056)    $(17,214,418)
                                   ===========   ===========     ============
Net loss per share...............                                $      (0.83)
                                                                 ============
Weighted average number of common
  shares outstanding.............                                  20,741,244
                                                                 ============

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                            CONVERTIBLE
                                                                          PRO FORMA         SUBORDINATED        AS ADJUSTED
                                                                         ADJUSTMENTS           NOTES             PRO FORMA
                                                                        FOR COMPLETED        OFFERING           COMBINED FOR
                             HISTORICAL    HISTORICAL     HISTORICAL    ACQUISITIONS        ADJUSTMENTS          COMPLETED
                              SMARTALK       SMARTEL         GTI          (NOTE 1)           (NOTE 1)           ACQUISITIONS
Revenue....................  $15,021,060   $ 5,034,192   $ 21,264,323    $                  $        --         $ 41,319,575
Cost of revenue............   10,198,971     4,100,955     18,294,789                                --           32,594,715
                             -----------   -----------    -----------    -----------        -----------         ------------
    Gross profit...........    4,822,089      (933,237)     2,969,534             --                 --            8,724,860
Sales and marketing........    4,511,291     1,306,635      6,575,261             --                 --           12,393,187
General and
  administrative...........    3,615,070     2,205,883        639,819      4,455,128(a)              --           11,015,900
Write-down of assets.......           --            --             --             --                 --                   --
                             -----------   -----------    -----------    -----------        -----------         ------------
    Operating loss.........   (3,304,272)   (2,579,281)    (4,245,546)    (4,555,128)                --          (14,684,227)
Interest income............      443,352         7,241             --             --                 --              450,593
Interest expense...........     (251,628)           --       (559,362)                       (9,317,857)(c)(d)   (10,128,847)
                             -----------   -----------    -----------    -----------        -----------         ------------
    Loss before income
      taxes................   (3,112,548)   (2,572,040)    (4,804,908)    (4,555,128)        (9,317,857)         (24,362,481)
Provision for income
  taxes....................           --                                          --                 --                   --
                             -----------   -----------    -----------    -----------        -----------         ------------
    Net loss...............  $(3,112,548)  $(2,572,040)  $ (4,804,908)   $(4,555,128)       $(9,317,857)        $(24,362,481)
                             ===========   ===========    ===========    ===========        ===========         ============
Net loss per share.........                                                                                     $      (1.82)
                                                                                                                ============
Weighted average number of
  common shares
  outstanding..............                                                                                       13,394,662
                                                                                                                ============


                                                                AS ADJUSTED
                                              PRO FORMA          PRO FORMA
                                             ADJUSTMENTS          COMBINED
                              HISTORICAL    FOR THE MERGER        WITH THE
                               CONQUEST        (NOTE 1)            MERGER
Revenue....................  $ 37,821,061              --       $ 79,140,636
Cost of revenue............    28,926,051              --         61,520,766
                              -----------     -----------       ------------
    Gross profit...........     8,895,010                         17,619,870
Sales and marketing........     2,856,212              --         15,249,399
General and
  administrative...........     6,883,849       3,352,040(e)      21,251,789
Write-down of assets.......       918,445              --            918,445
                              -----------     -----------       ------------
    Operating loss.........    (1,763,496)     (3,352,040)       (19,799,763)
Interest income............            --              --            450,593
Interest expense...........      (402,378)                       (10,531,225)
                              -----------     -----------       ------------
    Loss before income
      taxes................    (2,165,874)     (3,352,040)       (29,880,395)
Provision for income
  taxes....................       766,000        (766,000)(f)             --
                              -----------     -----------       ------------
    Net loss...............    (1,399,874)   $ (4,118,040)      $(29,880,395)
                              ===========     ===========       ============
Net loss per share.........                                     $      (1.67)
                                                                ============
Weighted average number of
  common shares
  outstanding..............                                       17,882,262
                                                                ============

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

NOTE 1

     The Unaudited Pro Forma Combined Balance Sheet has been prepared to reflect the effect of the Merger as if it occurred on September 30, 1997 for an aggregate purchase price of $63,948,300 and estimated transaction costs of approximately $7,800,000. Pro forma adjustments are made to reflect:

          (a) The elimination of the equity of ConQuest on acquisition.

          (b) The adjustment to allocate the excess purchase price over the fair value of ConQuest's net assets at September 30, 1997 to goodwill.

                                                                      SEPTEMBER 30, 1997
                                                                      ------------------
             Purchase price (4,487,600(1) shares at $14.25 per
               share).............................................       $ 63,948,300
             Estimated transaction costs to be settled in SmarTalk
               Common Stock.......................................          4,450,000
             Estimated cash transaction costs.....................          3,350,000
                                                                          -----------
             Total purchase price (including transaction costs)...         71,748,300
             Less: Net assets acquired............................          4,707,497
                                                                          -----------
             Goodwill.............................................       $ 67,040,803
                                                                          ===========

     --------------------
     (1) Shares calculated as follows:

            ConQuest common shares outstanding............................    588,152
            Conversion rate...............................................       7.63
                                                                            ---------
            Total SmarTalk common stock to be issued......................  4,487,600
                                                                            =========

          Management has not yet allocated any of the excess purchase price to identifiable intangible assets such as intellectual property, in-process research and development, customer relationships or specific contracts as valuations of any potential intangible assets are not currently available. Should management identify such assets in the future, the useful life of any individual asset may differ from the goodwill amortization period of 20 years currently reflected in the Pro Forma Combined Statements of Operations.

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

NOTE 1

     The Unaudited Pro Forma Combined Statements of Operations give effect to the following pro forma adjustments necessary to reflect (i) the pending Merger;
(ii) the Convertible Subordinated Notes Offering; (iii) the acquisitions of GTI and SmarTel; and (iv) settlement of $25,970,000 in subordinated notes issued in connection with the GTI Acquisition as if all of the transactions occurred on January 1, 1996:

          (a) To record amortization of goodwill on the SmarTel and GTI acquisitions on a straight line basis over 20 years.

          (b) To exclude substantially all interest expense recorded on the subordinated notes issued on acquisition of GTI.

          (c) To record interest expense on the $150,000,000 principal amount of the Convertible Subordinated Notes.

          (d) Amortization of debt issuance costs over the life of the Convertible Subordinated Notes.

          (e) Amortization of goodwill on the Merger on a straight line basis over 20 years.

          (f) To adjust the tax benefit/(expense) for ConQuest given the continuing operating losses of SmarTalk.

                                                                       EXHIBIT A

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

                                  BY AND AMONG

                          SMARTALK TELESERVICES, INC.,
                           SMTK ACQUISITION CORP. II

                                      AND

                           CONQUEST TELECOMMUNICATION
                                 SERVICES CORP.

                           DATED AS OF JULY 30, 1997

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
      ARTICLE 1  THE MERGER..........................................................   A-1
           1.1.  The Merger..........................................................   A-1
           1.2.  Certificate of Incorporation and Bylaws.............................   A-1
           1.3.  Directors and Officers..............................................   A-1
      ARTICLE 2  THE CLOSING.........................................................   A-1
           2.1.  Closing.............................................................   A-1
           2.2.  Documents to be Delivered...........................................   A-2

      ARTICLE 3  CONVERSION OF SHARES................................................   A-2
           3.1.  Conversion of Company Shares........................................   A-2
           3.2.  Conversion of Company Stock Options.................................   A-2
           3.3.  Dissenting Shares...................................................   A-3
           3.4.  Exchange of Certificates............................................   A-3

      ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................   A-4
           4.1.  Corporate Organization and Disclosure...............................   A-4
           4.2.  Capitalization......................................................   A-5
           4.3.  Subsidiaries, Equity Investments and Joint Ventures.................   A-5
           4.4.  Authority...........................................................   A-6
           4.5.  Compliance with Laws................................................   A-6
           4.6.  Licenses............................................................   A-6
           4.7.  Financial Statements................................................   A-7
           4.8.  Statements True and Correct.........................................   A-7
           4.9.  Absence of Undisclosed Liabilities..................................   A-7
          4.10.  Absence of Certain Changes..........................................   A-7
          4.11.  Legal Proceedings, etc..............................................   A-8
          4.12.  Properties; Title to Assets.........................................   A-8
          4.13.  Employee Benefit Plans..............................................   A-9
          4.14.  Taxes and Tax Returns...............................................  A-11
          4.15.  Agreements and Commitments..........................................  A-13
          4.16.  Intellectual Property...............................................  A-13
          4.17.  Change in Control Payments..........................................  A-13
          4.18.  Customer Relationships..............................................  A-14
          4.19.  Brokers and Finders.................................................  A-14
          4.20.  Opinion of Financial Advisor........................................  A-14
          4.21.  Alternative Proposal................................................  A-14

      ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF SMARTALK..........................  A-14
           5.1.  Organization of SmarTalk and Acquiror...............................  A-14
           5.2.  Capitalization......................................................  A-14
           5.3.  Authority...........................................................  A-15
           5.4.  Commission Reports and Financial Statements.........................  A-15
           5.5.  SmarTalk Common Stock...............................................  A-15
           5.6.  Statements True and Correct.........................................  A-16
           5.7.  Brokers and Finders.................................................  A-16
           5.8.  Operations of Acquiror..............................................  A-16
           5.9.  Recommendation to Shareholders......................................  A-16

                                                                                       PAGE
                                                                                       ----
      ARTICLE 6  COVENANTS...........................................................  A-16
           6.1.  Access to Properties and Records; Confidentiality...................  A-16
           6.2.  Reasonable Efforts..................................................  A-18
           6.3.  Conduct of the Company Prior to the Closing.........................  A-18
           6.4.  Alternative Proposals...............................................  A-19
           6.5.  Consents............................................................  A-19
           6.6.  Intercompany Accounts...............................................  A-20
           6.7.  Registration Statement/Proxy Statement..............................  A-20
           6.8.  Interim Operating Reporting.........................................  A-20
           6.9.  Notice; Efforts to Remedy...........................................  A-20
          6.10.  Tax Covenants.......................................................  A-20
          6.11.  Applications........................................................  A-21
          6.12.  Affiliate Letters...................................................  A-21
          6.13.  Recommendation to Stockholders......................................  A-21
          6.14.  Indemnification of Directors and Officers...........................  A-21
          6.15.  Conduct of SmarTalk Prior to the Closing............................  A-22

      ARTICLE 7  CONDITIONS TO THE OBLIGATIONS OF SMARTALK...........................  A-22
           7.1.  Representations and Warranties True.................................  A-22
           7.2.  Performance of Obligations..........................................  A-22
           7.3.  Stockholder Approval................................................  A-22
           7.4.  Consents............................................................  A-22
           7.5.  Legal Opinion.......................................................  A-23
           7.6.  Absence of Litigation, etc..........................................  A-23
           7.7.  Adverse Changes.....................................................  A-23
           7.8.  Delivery of Certain Documents.......................................  A-23
           7.9.  FIRPTA Certificate..................................................  A-23
          7.10.  Net Debt............................................................  A-23
          7.11.  No Payment Outside of Ordinary Course...............................  A-23
          7.12.  Registration Statement..............................................  A-23
          7.13.  Dissenters..........................................................  A-23
          7.14.  Regulatory Matters..................................................  A-23

      ARTICLE 8  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY........................  A-24
           8.1.  Representations and Warranties True.................................  A-24
           8.2.  Performance of Obligations..........................................  A-24
           8.3.  Stockholder Approval................................................  A-24
           8.4.  Consents............................................................  A-24
           8.5.  Absence of Litigation, etc..........................................  A-24
           8.6.  Registration Statement..............................................  A-24
           8.7.  Adverse Changes.....................................................  A-25
           8.8.  Legal Opinion.......................................................  A-25
           8.9.  Nasdaq Authorization................................................  A-25

      ARTICLE 9  CERTAIN ACTIVITIES AT CLOSING.......................................  A-25
           9.1.  Delivery by the Company.............................................  A-25
           9.2.  Delivery by SmarTalk................................................  A-25

     ARTICLE 10  TERMINATION.........................................................  A-26
          10.1.  Termination by Mutual Consent.......................................  A-26
          10.2.  Termination by Either SmarTalk or the Company.......................  A-26

                                                                                       PAGE
                                                                                       ----
          10.3.  Termination by the Company..........................................  A-26
          10.4.  Termination by SmarTalk.............................................  A-26
          10.5.  Effect of Termination and Abandonment...............................  A-26
          10.6.  Extension, Waiver...................................................  A-27

     ARTICLE 11  MISCELLANEOUS.......................................................  A-27
          11.1.  Expenses............................................................  A-27
          11.2.  Schedules...........................................................  A-27
          11.3.  Headings............................................................  A-27
          11.4.  Notices.............................................................  A-28
          11.5.  Assignment..........................................................  A-28
          11.6.  Complete Agreement..................................................  A-28
          11.7.  Modifications, Amendments and Waivers...............................  A-28
          11.8.  Counterparts........................................................  A-29
          11.9.  Governing Law.......................................................  A-29
         11.10.  Press Releases......................................................  A-29
         11.11.  Time of Essence.....................................................  A-29
         11.12.  Invalidity of Any Provisions........................................  A-29
         11.13.  Third Parties.......................................................  A-29
         11.14.  Interpretation......................................................  A-29
         11.15.  Gender, etc.........................................................  A-29
         11.16.  Survival; Limitations...............................................  A-29

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER, dated as of July 30, 1997 (the "Agreement"), is by and among SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), SMTK Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of SmarTalk ("Acquiror"), and ConQuest Telecommunication Services Corp., a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, the Boards of Directors of SmarTalk, Acquiror and the Company each have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate the reorganization and merger provided for herein, pursuant to which Acquiror shall merge with and into the Company (the "Merger") in accordance with the terms of this Agreement, and accordingly have agreed to effect the Merger upon the terms and subject to the conditions set forth herein;

     WHEREAS, it is the intention of the parties hereto that the Merger for federal income tax purposes shall qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, SmarTalk, Acquiror and the Company desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties to this Agreement hereby agree as follows:

                                   ARTICLE 1

                                   THE MERGER

     1.1. The Merger. The Merger shall become effective (the "Effective Time") upon the filing of a certificate of merger with the Delaware Secretary of State in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"). At the Effective Time, Acquiror shall be merged with and into the Company with the Company being the surviving corporation (the "Surviving Corporation"), pursuant to the provisions of, and with the effect provided in, the DGCL. The separate corporate existence of Acquiror shall thereupon cease.

     1.2. Certificate of Incorporation and Bylaws. (a) The Certificate of Incorporation of Acquiror as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation immediately after the Effective Time.

     (b) The Bylaws of Acquiror as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation immediately after the Effective Time.

     1.3. Directors and Officers. (a) The directors of Acquiror immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time and until their successors are duly appointed or elected in accordance with applicable law.

     (b) The officers of Acquiror immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time until their successors are duly appointed or elected in accordance with applicable law.

                                   ARTICLE 2

                                  THE CLOSING

     2.1. Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place on the second business day following satisfaction or waiver of the conditions set forth in Articles 7 and 8 hereof, or as soon as practicable thereafter (the "Closing Date"), at the offices of Dewey Ballantine, 333 South Hope Street, Los Angeles, California 90071, or at such other time or place as agreed among the parties hereto. At the Closing there shall be delivered to SmarTalk and the Company the opinions, certificates and other documents and instruments required to be delivered hereunder.

     2.2. Documents to be Delivered. From and after the Effective Time, each of the parties hereto hereby covenants and agrees, at the sole expense of the Surviving Corporation and SmarTalk but without the necessity of any further consideration whatsoever, to execute, acknowledge and deliver any and all other documents and instruments and take any and all such other action as may be reasonably necessary or desirable to effectuate the transactions set forth herein or contemplated hereby, and the officers and directors of the parties hereto shall execute and deliver, or cause to be executed and delivered, all such documents as may reasonably be required to effectuate such transactions.

                                   ARTICLE 3

                              CONVERSION OF SHARES

     3.1. Conversion of Company Shares. (a) At the Effective Time, each share of common stock, par value $.001 per share, of the Company (the "Company Shares"), which is held in the treasury of the Company shall, by virtue of the Merger, be canceled and retired and cease to exist without any conversion thereof. All other classes of the Company's stock held in treasury shall also be canceled.

     (b) At the Effective Time, each Company Share issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive (the "Merger Consideration") 7.63 shares of common stock, no par value, of SmarTalk (the "SmarTalk Common Stock") (other than Dissenting Shares (as hereinafter defined) in respect of which appraisal rights are properly exercised and perfected under Section 262 of the DGCL).

     (c) At the Effective Time, each share of the common stock, par value $.001 per share, of Acquiror outstanding immediately prior to the Effective Time shall be converted into and shall become one share of common stock, par value $.001 per share, of the Surviving Corporation.

     (d) If SmarTalk effects a stock dividend, reclassification, recapitalization, stock split, combination, exchange of shares or similar transaction after the date hereof and prior to the Effective Time, the provisions of this Section 3.1 shall be appropriately adjusted.

     (e) As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time all Company Shares shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of Company Shares shall thereafter cease to have any rights with respect to such Company Shares, except the right to receive, without interest, such holder's pro rata portion of the Merger Consideration upon the surrender of a certificate representing such Company Shares (a "Certificate").

     (f) No fractional shares of SmarTalk Common Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional share of SmarTalk Common Stock pursuant to this Section 3.1, cash adjustments will be paid to holders in respect of any fractional share of SmarTalk Common Stock that would otherwise be issuable. The amount of such cash adjustment shall be equal to such fractional proportion of the Merger Consideration.

     3.2. Conversion of Company Stock Options. At the Effective Time, all outstanding options and other rights to acquire shares granted to employees under any stock option or purchase plan, program or similar arrangement (each, as amended, an "Option Plan" and, such options and other rights, "Stock Options") of the Company, and with respect to employees and non-employees, all outstanding warrants to purchase Company Shares (the "Warrants"), whether or not such Stock Options or Warrants are then exercisable or vested, will be assumed by SmarTalk and converted into warrants or options to purchase SmarTalk Common Stock from SmarTalk and shall be exercisable upon the same terms and conditions as under the applicable Warrant or Option Plan and option agreement issued thereunder, except that (i) each such Stock Option or Warrant shall be exercisable for that whole number of shares of SmarTalk Common Stock (to the nearest share) into which the number of Company Shares subject to such Stock Option or Warrant immediately prior to the Effective Time (the "Company Option Shares" or "Company Warrant Shares", respectively) would be converted under Section 3.1 (the "SmarTalk Option Shares" or "SmarTalk Warrant Shares", respectively), and
(ii) the exercise price per share of SmarTalk Common Stock shall be an amount equal to the product of (A) the exercise price per Company Share of such Stock Option or Warrant in effect immediately prior to the Effective Time and (B) a fraction the numerator of which is the number of Company Option Shares or Company Warrant Shares, as the case may be, and the denominator of which is the number of SmarTalk Option Shares or SmarTalk Warrant Shares, as the case may be. No payment shall be made for fractional interests.

     3.3. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, Company Shares that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who have properly exercised appraisal rights with respect thereto under Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration as provided in Section 3.1, but the holders of Dissenting Shares shall be entitled to receive such payment of the appraised value of such Company Shares held by them from the Surviving Corporation (or the Exchange Agent (as hereinafter defined), if applicable) as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder shall have failed to perfect or shall withdraw or lose the right to appraisal and payment under the DGCL, each such holder's Company's Shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration as provided in Section 3.1, without any interest thereon and less any required withholding of taxes, upon surrender of the Certificate(s) representing such Company Shares, in the manner provided in
Section 3.4 and such Company Shares shall no longer be Dissenting Shares.

     3.4. Exchange of Certificates. (a) As of the Effective Time, SmarTalk shall deposit, or shall cause to be deposited, with an exchange agent mutually selected by SmarTalk and the Company (the "Exchange Agent"), for the benefit of the holders of Company Shares, for exchange in accordance with this Article 3, a sufficient number of certificates representing the shares of SmarTalk Common Stock and cash in lieu of fractional shares (such cash and certificates for shares of SmarTalk Common Stock, together with any dividends or distributions with respect thereto (relating to record dates for such dividends or distributions after the Effective Time), being hereinafter referred to as the "Exchange Fund") to be issued pursuant to this Article 3 and paid pursuant to this Section 3.4 in exchange for outstanding Company Shares.

     (b) Promptly after the Effective Time, SmarTalk shall cause the Exchange Agent to mail to each holder of record of Company Shares immediately prior to the Effective Time (i) a letter of transmittal substantially in the form of Exhibit A hereto and (ii) instructions for use in effecting the surrender of such Certificates in exchange for certificates representing shares of SmarTalk Common Stock and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of Company Shares represented by such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of SmarTalk Common Stock and (y) a check representing the amount of cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article 3, after giving effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Company Shares. In the event of a transfer of ownership of Company Shares which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of SmarTalk Common Stock, together with a check for the cash to be paid in lieu of fractional shares, may be issued to such a transferee if the Certificate representing such Company Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

     (c) Notwithstanding any other provisions of this Agreement, no dividends or other distributions declared after the Effective Time on SmarTalk Common Stock shall be paid with respect to any shares represented by a Certificate until such Certificate is surrendered for exchange as provided herein. Subject to

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the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of SmarTalk Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of SmarTalk Common Stock and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of SmarTalk Common Stock, less the amount of any withholding taxes which may be required thereon.

     (d) At and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Company Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to SmarTalk, they shall be canceled and exchanged for certificates for shares of SmarTalk Common Stock and cash in lieu of fractional shares, if any, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article 3. Certificates surrendered for exchange by any person constituting an "affiliate" of the Company for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until SmarTalk has received a written agreement from such person as provided in Section 6.12.

     (e) Any portion of the Exchange Fund (including the proceeds of any investments thereof and any shares of SmarTalk Common Stock) that remains unclaimed by the former stockholders of the Company one year after the Effective Time shall be delivered to SmarTalk. Any former stockholder of the Company who has not theretofore complied with this Article 3 shall thereafter look only to SmarTalk for payment of their shares of SmarTalk Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions on the SmarTalk Common Stock deliverable in respect of each Company Share such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

     (f) None of the Company, SmarTalk, Acquiror, the Exchange Agent or any other person shall be liable to any former holder of Company Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by SmarTalk, the posting by such person of a bond in such reasonable amount as SmarTalk may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of SmarTalk Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions on shares of SmarTalk Common Stock as provided in this Section 3.4, deliverable in respect thereof pursuant to this Agreement.

                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants to SmarTalk as follows:

     4.1. Corporate Organization and Disclosure. (a) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is qualified to do business and is in good standing in each jurisdiction (domestic, foreign or otherwise) in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary (except for jurisdictions in which such failure to be so qualified would not be reasonably likely to have a Material Adverse Effect (as hereinafter defined) on the Company and its subsidiaries taken as a whole).
Schedule 4.1(a contains a list of all jurisdictions where the Company and each of it subsidiaries are qualified to do business as foreign corporations. Neither the Company nor any of its subsidiaries has received any written notice or assertion from the Secretary of State or comparable official of any jurisdiction to the

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effect that the Company or any of its subsidiaries is required to be qualified or otherwise authorized to do business therein, in which the Company or any of its subsidiaries has not qualified or obtained such authorization as a foreign corporation. As used in this Agreement, a "Material Adverse Effect" shall mean any effect or change that is, or is reasonably likely to be, materially adverse to the business, operations, assets, financial condition or results of operations.

     (b) Complete copies of the certificates of incorporation and all amendments thereto to the date hereof and the bylaws as presently in effect of the Company and each of its subsidiaries have been furnished to SmarTalk. Neither the Company nor any of its subsidiaries is in default in the performance, observation or fulfillment of its certificate of incorporation or bylaws.

     (c) Copies of the minute books of the Company and its subsidiaries, which contain a complete and correct summary in all material respects of all meetings of the boards of directors of the Company and its subsidiaries and committees thereof and all meetings of their respective stockholders and all actions by written consent without a meeting by such boards of directors and committees thereof and their respective stockholders since the date of incorporation, have been furnished to SmarTalk. The stock certificate books and records of the Company and its subsidiaries accurately reflect on the date hereof the record ownership of the Company Shares and the capital stock of the Company's subsidiaries by the persons and in the amounts set forth therein.

     4.2. Capitalization. (a) As of July 15, 1997, (i) the authorized capital stock of the Company consists solely of 50,000,000 Company Shares, of which 588,152 are issued and outstanding, and 4,000,000 shares of preferred stock, $.001 par value per share, of the Company, none of which are issued and outstanding, and since such date no shares have been issued other than upon exercise of the Stock Options or Warrants listed on Schedule 4.2(a) as set forth below, and (ii) the subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements to which the Company is a party relating to the issuance, sale, transfer or voting of any Company Shares or any other equity security of the Company and the average exercise price thereof is as set forth on Schedule 4.2(a). All outstanding Company Shares have been validly issued and are fully paid, non-assessable and are not subject to any preemptive rights. The issuance and sale of all of such Company Shares have been in full compliance with all applicable federal and state securities laws. Except as set forth in clause (ii) above and on Schedule 4.2(a), there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements to which the Company is a party relating to the issuance, sale, transfer or voting of any Company Shares or any other equity security of the Company, including any rights of conversion or exchange under any outstanding securities or other instruments. Except as set forth on Schedule 4.2(a), there are no voting rights or other agreements or understandings with respect to the Company Shares to which the Company is a party.

     (b) The authorized capital stock of ConQuest Operator Services Corp. consists solely of 10,000 shares of common stock, no par value (the "ConQuest Operator Services Corp. Common Stock"), of which 4,650 are issued and outstanding. All outstanding shares of ConQuest Operator Services Corp. Common Stock have been validly issued and are fully paid, non-assessable and are not subject to any preemptive rights.

     (c) The authorized capital stock of ConQuest Long Distance Corp. consists solely of 10,000 shares of common stock, no par value (the "ConQuest Long Distance Corp. Common Stock"), of which 4,500 are issued and outstanding. All outstanding shares of ConQuest Long Distance Corp. Common Stock have been validly issued and are fully paid, non-assessable and are not subject to any preemptive rights.

     (d) The authorized capital stock of ConQuest Communications Corp. consists solely of 10,000 shares of common stock, no par value (the "ConQuest Communications Corp. Common Stock"), of which 4,500 are issued and outstanding. All outstanding shares of ConQuest Communications Corp. Common Stock have been validly issued and are fully paid, non-assessable and are not subject to any preemptive rights.

     (e) The Company owns, directly or indirectly, all of the outstanding shares of or other interests in each of its subsidiaries, which subsidiaries are described in this Section 4.2.

     4.3. Subsidiaries, Equity Investments and Joint Ventures. Except as set forth on Schedule 4.3, the Company does not own any capital stock or other equity securities of any corporation, has no direct or indirect

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equity or ownership interest in, by way of stock ownership or otherwise, any corporation, partnership, joint venture, association or business enterprise and is not contemplating acquiring any such interest.

     4.4. Authority. (a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company have been duly authorized by all requisite corporate action, subject to approval of this Agreement and such transactions by the stockholders of the Company. Except for such shareholder approval, no other acts or proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by SmarTalk and Acquiror) is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights in general, or by general principles of equity.

     (b) Except as set forth on Schedule 4.4(b), neither the execution and delivery by the Company of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any encumbrance upon any of the properties of the Company or result in being declared void, voidable, without further binding effect or subject to amendment or modification any of the terms, conditions or provision of, any note, bond, mortgage, indenture, deed of trust, any license, franchise, permit, lease, contract, agreement or other instrument or commitment or obligation to which the Company, or any of its respective properties may be bound or affected, (iii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any court or governmental authority, federal, state or foreign, applicable to the Company or any of its properties, or (iv) except for (A) the approval of the Merger by the stockholders of the Company and (B) the filing and recordation of the Certificate of Merger as required by the DGCL, require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any person or entity (other than the consents referred to in Schedule 4.15(b)) except, in the case of clauses (ii), (iii) and (iv) above, as could not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or as would not have a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

     4.5. Compliance with Laws. Each of the Company and its subsidiaries, directly or indirectly through actions of their respective officers, directors, employees, consultants and agents (collectively, the "Personnel"), has complied in all material respects with all applicable statutes, regulations, rules, orders, ordinances, judgments, decrees, permits, franchises, licenses and other laws of the United States of America, all state, local and foreign governments and other governmental bodies, authorities, courts and agencies of any of the foregoing ("Governmental Authority") applicable to the Company and its subsidiaries, except where the failure to comply would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Except as set forth on Schedule 4.5, neither the Company nor any of its subsidiaries has received any written notice or other written communication to the effect that, or otherwise been advised that, any of them is not in compliance with any of such statutes, regulations, rules, orders, ordinances, other laws or similar undertakings, and the Company has no reason to anticipate that any presently existing circumstances are likely to result in any material violations of any such statutes, regulations, rules, orders, ordinances, other laws or similar undertakings.

     4.6. Licenses. Each of the Company and its subsidiaries has all material consents, permits, franchises, licenses, concessions, rights, authorizations and approvals (collectively, "Licenses") of Governmental Authorities and other persons or entities required in connection with the operation of its respective businesses as now being conducted, all of which are in full force and effect, not subject to any default and no suspension or cancellation of any of which is threatened.

     4.7. Financial Statements. Set forth on Schedule 4.7(a) are true, correct and complete copies of the audited financial statements of the Company and its subsidiaries meeting the requirements of Section 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") for each of the three years ending December 31, 1994, 1995 and 1996. Set forth on
Schedule 4.7(b) are true, correct and complete copies of the monthly financial statements of the Company and its subsidiaries (consisting of a balance sheet, statement of income and statement of cash flow) for each of the five months ended May 31, 1997. (All of the financial statements referred to above in this Section 4.7 are hereinafter collectively referred to as the "Company Financial Statements"). The Company Financial Statements have been prepared from and are in accordance with the books and records of the Company, and the Company Financial Statements fairly present in all material respects the financial position, results of operations and changes in financial position of the Company as of the dates and for the periods indicated (subject, in the case of any unaudited interim statements, to normal, recurring year-end audit adjustments), in each case in accordance with United States generally accepted accounting principles ("GAAP").

     4.8. Statements True and Correct. None of the information supplied or to be supplied in writing by or on behalf of the Company for inclusion in the registration statement on Form S-4 or other appropriate form, or any amendments or supplements thereto, to be filed with the Commission by SmarTalk in connection with the transactions contemplated by this Agreement (the "Registration Statement") or the proxy statement to be used by the Company and SmarTalk to solicit the approval of their respective shareholders as contemplated by this Agreement (the "Proxy Statement") or any other document to be filed with any governmental agency or regulatory authority in connection with the transactions contemplated hereby will, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the date it is mailed to shareholders of the Company and, if applicable, SmarTalk and at the time of the Company stockholders' meeting (the "Company Stockholders' Meeting") and, if applicable, at the time of the SmarTalk shareholders' meeting (the "SmarTalk Shareholders' Meeting"), contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Registration Statement, when it becomes effective, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading. The Company represents, warrants and agrees that through the Effective Time, each of the reports, registrations, statements, applications and other filings filed by it with any governmental agency or regulatory authority will be filed on a timely basis, will comply in all material respects with all of the applicable statutes, rules and regulations enforced or promulgated by the governmental agency or regulatory authority with which it will be filed and that the information contained therein will be true and correct in all material respects. The representations and warranties made by the Company herein contain no statements of material fact which are untrue or misleading, or omit to state any material fact which is necessary under the circumstances to prevent the statements contained herein from being misleading.

     4.9. Absence of Undisclosed Liabilities. Except (i) as and to the extent specifically reserved against (which reserves are adequate in amount) and specifically disclosed in the Company's audited balance sheet as of December 31, 1996, and in the notes to such balance sheet for the period then ended, (ii) liabilities and obligations which have been incurred since December 31, 1996, in the ordinary course of business consistent with past practice (which, if involving an affiliate of the Company or any of its subsidiaries, or any of their respective officers, directors or shareholders, were as a result of arm's length negotiations), which liabilities and obligations, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on the Company taken as a whole and (iii) liabilities and obligations specifically disclosed on Schedule 4.9, neither the Company nor any of its subsidiaries have material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise and whether due or to become due) of a type and amount required to be reflected on a balance sheet prepared in accordance with GAAP.

     4.10. Absence of Certain Changes. Except as set forth on Schedule 4.10, since December 31, 1996, there has not been any change in or effect on the business, earnings, assets, liabilities, financial or other condition or results of operations of the Company or any subsidiary of the Company that had a Material Adverse Effect on the Company or any subsidiary of the Company, as the case may be, and no fact or

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condition exists or is reasonably contemplated or threatened in writing which the Company believes has a reasonable likelihood of resulting in any change in or effect on the business, earnings, assets, liabilities, financial or other condition, or results of operations of the Company that will have a Material Adverse Effect on the Company. Without limiting the generality of the foregoing, except as set forth on Schedule 4.10, since December 31, 1996, there has not been, occurred or arisen with respect to the Company any: (a) amendment of its Certificate of Incorporation or Bylaws; (b) change in the number of shares of capital stock issued and outstanding or issuance of any warrants, options or other securities convertible or exercisable into shares of capital stock; (c) declaration, setting aside, payment or distribution with respect to, or any split, combination or reclassification of, shares of capital stock declared or made by the Company or any subsidiary; (d) increase in the compensation or severance pay payable or to become payable by the Company to any Personnel earning annual compensation of $60,000 or more, or any increase of general applicability in the compensation or severance pay payable to Personnel, or employee welfare, pension, retirement, profit-sharing or similar payment or arrangement made or agreed to by the Company for any present or former Personnel (except as may be required by applicable law); (e) significant labor trouble or any material controversy or unsettled grievance pending or threatened between the Company or its subsidiaries and any Personnel or a collective bargaining organization representing or seeking to represent Personnel; (f) material encumbrance of any asset, tangible or intangible; (g) transfer, lease, guarantee, mortgage, pledge, disposal, sale, assignment or transfer of any material asset, tangible or intangible, or any conducting of business, in each case, other than in the ordinary course of business consistent with past practice; (h) settlement or compromise of any material claims or litigations or waiver, release or assignment of any material rights with respect to the business of the Company or its subsidiaries whether or not in the ordinary course of business; (i) cancellation, termination or entering into of, or material modification to, any Contract (as defined in Section 4.15); (j) material liability or loss incurred with respect to any of the assets or the operations of the business of the Company taken as a whole, except liabilities incurred in the ordinary course of business consistent with past practice; (k) any capital expenditure or authorization of any capital expenditure, acquisition of assets or execution of any lease, or any incurring of liability therefor, requiring any payment or payments in excess of $100,000 in the aggregate; (l) borrowing or lending of money, issuing of debt securities or pledging the credit of the business of the Company or guaranteeing of any indebtedness of others by the Company or its subsidiaries other than pursuant to the Loan and Security Agreement, dated as of September 1, 1993, as amended, by and between the Company, ConQuest Long Distance Corp., ConQuest Operator Services Corp., ConQuest Communications Corp. and The Huntington National Bank; (m) failure to operate the business of each of the Company or its subsidiaries in the ordinary course so as to preserve their businesses intact, to keep available to the Company, its affiliates and subsidiaries the services of the Personnel, and to preserve for the Company, its affiliates and subsidiaries the goodwill of their respective suppliers, customers and others having business relations with them;
(n) change in accounting practice of the Company, except as required by GAAP;
(o) material cancellations by any supplier, customer or contractor; (p) any material election with respect to Taxes; or (q) any agreement, arrangement or understanding to do any of the foregoing.

     4.11. Legal Proceedings, etc. Except as set forth on Schedule 4.11, there is neither (a) any civil, criminal, arbitral or administrative action, suit, claim, hearing, investigation or proceeding pending or threatened against (i) the Company or any of its subsidiaries, (ii) Personnel in reference to actions taken by them in such capacities or (iii) the transactions contemplated by this Agreement, nor (b) any valid basis known to the Company for any such litigation, proceeding or investigation, which, with respect to either clause (a) or (b) above, if adversely determined is reasonably likely to have a Material Adverse Effect on the Company or its subsidiaries or adversely affect the ability of the Company to consummate the transactions contemplated hereby. There are no judgments, decrees, injunctions, rules or orders of any court or governmental department or agency outstanding against the Company.

     4.12. Properties; Title to Assets. (a) A list of all leases and subleases of real property to which the Company or any of its subsidiaries is a party and any other interests of the Company or any of its subsidiaries in real property is set forth on Schedule 4.12(a) hereto. The Company does not own or hold title to any real property.

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     (b) Except as set forth on Schedule 4.12(b), each of the Company and its subsidiaries has good and marketable title, free and clear of all liens and other encumbrances, to all of its Assets (as hereinafter defined) other than Permitted Liens (as hereinafter defined). The Assets of the Company and its subsidiaries include all Assets required to operate the businesses of the Company and its subsidiaries as presently conducted. All tangible properties used in the businesses of the Company and its subsidiaries are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with the Company's or any of its subsidiaries' past practices. As used in this Agreement, "Assets" shall mean all of the assets, properties, business and rights of the Company and its subsidiaries of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in the Company's or any of its subsidiaries' business, directly or indirectly, in whole or in part, whether or not carried on the books and records of the Company and its subsidiaries, and whether or not owned in the name of the Company or any affiliate or subsidiary of the Company wherever located. As used in this Agreement, "Permitted Liens" shall mean (i) liens and other encumbrances for current taxes not yet due and payable or being contested in good faith by appropriate proceedings, (ii) liens and other encumbrances placed on any leasehold interest by the lessor thereof (iii) liens and other encumbrances (other than liens and other encumbrances resulting from the Company's failure to pay or perform an obligation when due) arising as a matter of law in the ordinary course of business and (iv) those liens and other encumbrances identified on Schedule 4.12(b) or in the Company Financial Statements.

     4.13. Employee Benefit Plans. (a) A list of all Company Employee Plans (as hereinafter defined) is set forth in Schedule 4.13(a). The Company has delivered or made available to Acquiror true and complete copies of the following documents, as they may have been amended to the date hereof, embodying or relating to Company Employee Plans: Each of the Company Employee Plans, including all amendments thereto, any related trust agreements, insurance policies or any funding agreements; the most recent determination letter from the IRS (as defined below) with respect to each of the Company Employee Plans; the actuarial evaluation, if any, for the most recent plan year prepared for each of the Company Employee Plans; and the most recent annual return/report on IRS Forms 5500, 5500-C or 5500-R for each of the Company Employee Plans for which such report was prepared.

     (b) Except as otherwise disclosed on Schedule 4.13(b):

          (i) Each of the Company Employee Plans has been administered in substantial compliance with any applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code. There is no material pending or, to the knowledge of the Company, threatened litigation relating to the Company Employee Plans.

          (ii) Each of the Company Employee Plans for which the Company has claimed a deduction under Code Section 404, as if such Company Employee Plan were qualified under Code Section 401(a), has received a favorable determination letter from the IRS as to the tax qualification of such Company Employee Plan with respect to "TRA" (as defined in Section 1 of Rev. Proc. 93-39), and to the knowledge of the Company such favorable determination has not been modified, revoked or limited by failure to satisfy any condition thereof or by a subsequent amendment to, or failure to amend, such Company Employee Plan.

          (iii) Neither the Company nor any other "disqualified person" or "party in interest" (as defined in Code Section 4975 and Section 3(14) of ERISA, respectively) with respect to an Company Employee Plan has engaged in any "prohibited transaction" (as defined in Code Section 4975 or Sections 406 or 407 of ERISA) that could reasonably be expected to subject the Company to any material tax, penalty or liability under Code Section 4975 or Title I of ERISA.

          (iv) No Company Employee Plan is a "multiple employer plan" within the meaning of Code Section 413 or a "multiemployer plan" within the meaning of
     Section 3(37) of ERISA and the Company has not contributed to a multiemployer plan at any time on or after September 26, 1980.

          (v) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its subsidiaries that has not been satisfied with respect to any ongoing, frozen or

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     terminated "single-employer plan", within the meaning of Section
     4001(a)(15) of ERISA, currently or formerly maintained by either of them, or the single-employer plan maintained by any entity which is considered one employer with the Company or any of its subsidiaries under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate") during the period of such affiliation, other than with respect to PBGC premiums substantially all of which have been paid when due. No notice of a "reportable event", within the meaning of Section 4043 of ERISA, for which the 30-day reporting requirement has not been waived, has been required to be filed for any Company Employee Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

          (vi) All contributions required to be made under the terms of any Company Employee Plan have been timely made or have been reflected on the balance sheets or statements of condition contained or incorporated by reference in the reports of the Company, to the extent required by GAAP. Neither any Company Employee Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its subsidiaries has provided, or is required to provide, security to any Company Employee Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

          (vii) Under each Company Employee Plan which is a single-employer plan (as defined above), as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of such Plan since the last day of the most recent plan year.

          (viii) Continuation health care coverage requirements and notice requirements under Code Section 4980B and Sections 601 through 608 of ERISA have been satisfied in all material respects with respect to all current or prior employees of the Company or any of its subsidiaries and any "qualified beneficiary" of any such employees (within the meaning of Code
     Section 4980B(g)).

          (ix) No Company Employee Plan provides for retiree medical benefits.

          (x) Except as is specifically contemplated by this Agreement, the consummation of the transactions contemplated by this Agreement will not
     (x) entitle any Employees of the Company or any of its subsidiaries to severance pay, (y) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Company Employee Plans or (z) result in any breach or violation of, or a default under, any of the Company Employee Plans.

     (c) For purposes hereof, the term "Company Employee Plan" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) as well as any other written or formal plan or contract involving direct or indirect compensation under which the Company or any of its subsidiaries has any present or future obligations or liability on behalf of its respective employees or former employees or their dependents or beneficiaries, including, but not limited to, each retirement, employee stock ownership, cash or deferred, each other deferred or incentive compensation, bonus, stock options, employee stock purchase, "phantom" stock or stock appreciation rights plan, each other program providing payment or reimbursement for or of medical, dental or visual care, counselling, or vacation, sick, disability or severance pay and each other material "fringe benefit" plan or arrangement.

     (d) The names and current annual rates of compensation of all Personnel whose current aggregate annual rates of compensation are $60,000 or more, together with a summary (containing estimates to the extent necessary) of existing bonuses, additional incentive compensation (whether current or deferred), if any, paid or payable to such persons as of June 30, 1997, are set forth on Schedule 4.13(d).

     4.14. Taxes and Tax Returns. (a) Definitions:

        "IRS" means the Internal Revenue Service.

          "Taxable Period" means any taxable year or any other period that is treated as a taxable year (or other period in the case of a Tax imposed with respect to such other period, e.g. a quarter) (including any Short Period or Interim Period) with respect to which any Tax may be imposed under any applicable statute, rule, or regulation.

          "Taxes" means all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, use, stamp, transfer, license, payroll, franchise, Social Security, unemployment and withholding taxes imposed or required to be withheld by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties or additions to tax, and any liability for taxes under Treasury Regulation sec. 1.1502-6 (or any similar provision of state, foreign, or local law), and any liability for taxes as a transferee or successor under Code section 6901 (or any analogous provision of state, foreign, or local law) or by contract.

          "Tax Reserve" shall have the meaning set forth in Section 4.14(d).

          "Tax Return" means any report, return, or other information required to be supplied to a taxing authority in connection with Taxes.

     (b) Except as set forth on Schedule 4.14(b):

          (i) All federal and other material Tax Returns required to be filed with respect to the Company and each of its subsidiaries for all Taxable Periods ending on or before the date hereof have been timely filed. All such Returns (i) were prepared in the manner required by applicable law in all material respects, (ii) are true, correct, and complete in all material respects, and (iii) reflect the liability for Taxes of the Company and each of its subsidiaries required to be shown thereon except for amounts which, individually or in the aggregate, are not material. All Taxes shown to be payable on such Returns, and all material assessments of Tax made against the Company and each of its subsidiaries with respect to such Returns, have been paid when due. No material adjustment relating to any such Return has been proposed or threatened formally or informally by any Taxing authority and no basis exists for any such adjustment.

          (ii) Access to true and complete copies of the federal, state and local income Tax Returns of the Company and each of its subsidiaries for the last three years has been provided to SmarTalk prior to the date hereof. Since the date of the Company Financial Statements, neither the Company nor any subsidiary has incurred any liability for Taxes that would result in a material decrease in the net worth of the Company or its subsidiaries.

          (iii) Except for amounts which, individually or in the aggregate, are not material, the Company and each of its subsidiaries has paid, or caused to be paid, all Taxes due on or before the date hereof and has provided a sufficient reserve, including deferred Tax assets and liabilities (the "Tax Reserve"), on the Company Financial Statements for the period ended May 31, 1997, for the payment of all Taxes with respect to all Taxable Periods, or portions thereof, ending on or before such date; and such Taxes paid or provided for include those for which the Company and each of its subsidiaries may be liable in their own right, or as the transferee of the assets of, or as successor to, any other corporation, association, partnership, joint venture, or other entity. Except for amounts which, individually or in the aggregate, are not material, there are no Taxes that would be due if asserted by a Taxing authority, except with respect to which the Company and each of its subsidiaries are maintaining adequate reserves.

          (iv) The Company and each of its subsidiaries have complied (and until the date of Closing will comply) in all material respects with the provisions of the Code relating to the withholding and payment of Taxes, including, without limitation, the withholding and reporting requirements under Code sections 1441 through 1464, 3401 through 3406, and 6041 through 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required.

          (v) Neither the federal income Tax Returns nor the state or local income Tax Returns of the Company or any of its subsidiaries have been examined by the IRS or relevant state taxing authorities. No state of facts exists or has existed which would constitute grounds for the assessment of any material liability for Taxes with respect to the periods which have not been audited by the IRS or other taxing authority. There are no material examinations or other administrative or court proceedings relating to Taxes in progress or pending nor has the Company and/or any of its subsidiaries received a revenue agent's report asserting a material tax deficiency. There are no material threatened actions, suits, proceedings, investigations or claims relating to or asserted for Taxes of the Company or any of its subsidiaries and there is no basis for any such claim.

          (vi) No material claim has ever been made by an authority with respect to the Company or any of its subsidiaries in a jurisdiction where the Company and/or any of its subsidiaries do not file reports and returns that the Company or any of its subsidiaries is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company or any of its subsidiaries that arose in connection with any failure (or alleged failure) to pay any material Taxes and, except for liens for real and personal property Taxes that are not yet due and payable, there are no liens for any material Tax upon any asset of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has entered into a closing agreement pursuant to Section 7121 of the Code.

          (vii) No extension of time with respect to any date on which a Tax Return was or is to be filed by the Company and/or any of its subsidiaries is in force, and no waiver or agreement by the Company and/or any of its subsidiaries is in force for the extension of time for the assessment or payment of any material Taxes. Neither the Company nor any of its subsidiaries has granted a power of attorney to any person with respect to any Taxable Period.

          (viii) Except for groups of which the Company is or was the common parent, neither the Company nor any of its subsidiaries has ever been a member of an (i) affiliated group (within the meaning of section 1504 of the Code) or (ii) affiliated, combined, consolidated, unitary, or similar group for state or local Tax purposes. The Company is the common parent of a consolidated group for Federal income tax purposes that includes ConQuest Operator Services Corp., ConQuest Long Distance Corp. and ConQuest Communications Corp., and a combined, consolidated or unitary group for state purposes that includes ConQuest Operator Services Corp., ConQuest Long Distance Corp. and ConQuest Communications Corp. with respect to the state of Ohio.

          (ix) Neither the Company nor any of its subsidiaries has agreed or is required to include in income any material adjustment under either section 481(a) or section 482 of the Code (or an analogous provision of state, local, or foreign law) by reason of a change in accounting or otherwise. Neither the Company nor any of its subsidiaries has disposed of any material property in a transaction being accounted for under the installment method pursuant to Code section 453.

          (x) Neither the Company nor any of its subsidiaries is a party to any agreement to share Taxes with respect to any Taxable Period.

          (xi) Neither the Company nor any of its subsidiaries is a party to any contract or agreement that, individually or in the aggregate, or when taken together with any payment that may be made under this Agreement or any agreements contemplated hereby, could give rise to the payment of any "excess parachute payment" within the meaning of Section 280G of the Code.

          (xii) Neither the Company nor any of its subsidiaries is a party to any partnership or joint venture that has been treated as a partnership for federal income tax purposes. Neither the Company nor any of its subsidiaries is a party to any material joint venture, partnership, or other arrangement or contract that should be, but has not been, treated as a partnership for federal income tax purposes.

          (xiii) Neither the Company nor any of its subsidiaries has any material deferred items (or items not yet taken into account) under Treas. Reg. sec.1.1502-13 and/or -14 (including successor provisions) or any similar provision of state or local law. Neither the Company nor any of its subsidiaries has a material excess loss account with respect to the stock of any corporation within the meaning of Treas. Reg. sec. 1.1502-19 or any similar provision of state or local law.

          (xiv) Neither the Company nor any subsidiary thereof has distributed the stock of any corporation, or had its stock distributed, in a transaction satisfying the requirements of Code Section 355 since April 16, 1997.

     4.15. Agreements and Commitments. (a) Schedule 4.15(a) contains an accurate list of all commitments, contracts, leases and agreements (other than 0+ contracts) to which each of the Company or its subsidiaries is a party or by which it is bound which involves a commitment or obligation in excess of $50,000 in the aggregate for each such commitment, contract, lease or agreement or is otherwise material to the business of the Company and its subsidiaries taken as a whole (including, without limitation, joint venture or partnership agreements, employment agreements, contracts, tenant leases, equipment leases, equipment maintenance agreements, agreements with municipalities and labor organizations, loan agreements, bonds, mortgages, liens or other security agreements, and any other agreement or undertaking, written or otherwise) (the "Contracts"). The Company has made available true, correct and complete copies of all such Contracts to SmarTalk. Except as set forth on Schedule 4.15(a), there are not:
(i) any contracts or commitments (other than 0+ contracts) which involve a commitment or obligation in excess of $50,000 in the aggregate for each such contract or commitment which affect the Company, it subsidiaries or the respective assets or operations thereof; (ii) any patent licensing agreements or any other agreements, licenses or commitments with respect to patents, patent applications, trademarks, trade names, service marks, technical assistance, copyrights or other like terms affecting the Company or any of its subsidiaries (other than computer software licenses obtained in the ordinary course of business); (iii) any contracts or commitments (other than 0+ contracts) providing for payments based in any manner on the revenues or profits of the Company or any of its subsidiaries; (iv) any contracts or commitments limiting the freedom of the Company or any of its subsidiaries to engage in any line of business or operate in any geographic area, or to compete with any person or entity; or (v) any instruments relating to indebtedness for borrowed money, including any note, bond, deed of trust, mortgage, indenture or agreement to borrow money or any agreement of guarantee or indemnification, whether written or oral, in favor of any person or entity.

     (b) Except as set forth on Schedule 4.15(b), none of the Contracts requires the consent of the other parties thereto in order for it to be in full force and effect with respect to the Company or a subsidiary as controlled by SmarTalk after the Closing or would give rise to the other party's right to terminate any Contract as a result of the transactions contemplated hereby and the Company will use its best efforts to obtain any required consents prior to the Closing.

     4.16. Intellectual Property. Except as set forth on Schedule 4.16(a), the Company and each of its subsidiaries possesses or has adequate rights to use all material licenses, permits and all other franchises, trademarks, trade names, service marks, inventions, patents, copyrights, and any applications therefor, trade secrets, research and development, know-how, technical data, computer software programs or applications and technology systems necessary to operate their respective businesses and required by applicable law (the "Intellectual Property"). Except as set forth on Schedule 4.16, all right, title and interest in and to each item of Intellectual Property is owned by or licensed to the Company or its subsidiaries, is not subject to any third-party license, royalty arrangement or pending or threatened claim or dispute and is valid and in full force and effect. Except as set forth on Schedule 4.16(a), none of the Intellectual Property owned or used by the Company or its subsidiaries infringes any intellectual property right of any other person or entity and no Intellectual Property owned by the Company or its subsidiaries is infringed upon by any other person or entity.

     4.17. Change in Control Payments. Except as set forth on Schedule 4.17, neither the Company nor any of its subsidiaries has plans, programs, commitments, arrangements or Contracts to which it is a party, or to which it is subject, pursuant to which payments may be required or acceleration of benefits may be required upon change of control of the Company.

     4.18. Customer Relationships. Set forth on Schedule 4.18 hereto is a complete list of the Company's customer relationships which are (i) material or
(ii) during the fiscal year ended December 31, 1996 accounted for more than $100,000 of revenues (the "Customer List"). The Customer List includes all material terms of each such customer relationship. Except as set forth on
Schedule 4.18, the Company's relationship with each such customer listed on the Customer List is (i) in good standing and (ii) not currently subject to any dispute or disagreement of any kind whatsoever. Except as set forth on Schedule 4.18, there exists no pending or threatened termination of any customer relationship described on the Customer List, or any re-bidding with respect thereto, as a result of the transactions contemplated herein or otherwise.

     4.19. Brokers and Finders. Except as set forth on Schedule 4.19, the Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions, finders' fees or similar fees or expenses in connection with this Agreement, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby and no investment banking, financial advisory or similar fees have been incurred or are or will be payable by the Company in connection with this Agreement or the transactions contemplated hereby.

     4.20. Opinion of Financial Advisor. The Board of Directors of the Company has received the opinions of Gruntal & Company and Hackman, Baring & Co., Incorporated to the effect that, as of the date hereof, the consideration to be received by the holders of the Company Shares in the Merger is fair to such holders from a financial point of view.

     4.21. Alternative Proposal. As of the date hereof, the Company does not know of and is not in possession of any Alternative Proposal as such term is defined in Section 6.4 hereof.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF SMARTALK

     SmarTalk and Acquiror represent and warrant to the Company as follows:

     5.1. Organization of SmarTalk and Acquiror. Each of SmarTalk and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of SmarTalk and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted therein, and each such entity is qualified to do business and is in good standing in each jurisdiction (domestic, foreign or otherwise) in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary (except for jurisdictions in which such failure to be so qualified would not be reasonably likely to have a Material Adverse Effect on SmarTalk and its subsidiaries taken as a whole).

     5.2. Capitalization. (a) As of December 31, 1996, the authorized, issued and outstanding capital stock of SmarTalk is as set forth in the Annual Report of SmarTalk on Form 10-K for the year ended December 31, 1996 (the "Form 10-K"). As of July 15, 1997, 16,261,612 shares of SmarTalk Common Stock were issued and outstanding. All of the outstanding shares of capital stock of SmarTalk have been duly authorized and are validly issued, fully paid and non-assessable and have not been issued in violation of the preemptive or similar rights of any shareholder of SmarTalk arising by operation of securities laws or the Articles of Incorporation or Bylaws of SmarTalk. Except as set forth on Schedule 5.2(a), as of July 15, 1997, there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements to which SmarTalk is a party relating to the issuance, sale, transfer or voting of any SmarTalk Common Stock or any other equity security of SmarTalk, including any rights of conversion or exchange under any outstanding securities or other instruments.

     (b) As of the date hereof, the authorized capital stock of Acquiror consists solely of 1,000 shares of common stock, par value $.001 (the "Acquiror Common Stock"), of which 100 are issued and outstanding. All outstanding shares of Acquiror Common Stock have been validly issued and are fully paid, non-assessable and are not subject to any preemptive rights.

     5.3. Authority. (a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by SmarTalk and Acquiror have been duly authorized by all requisite corporate action, subject to the approval of this Agreement and such transactions, if applicable, by the stockholders of SmarTalk and Acquiror. Except for such stockholder approval, no other acts or proceedings on the part of SmarTalk or Acquiror are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed by SmarTalk and Acquiror and (assuming the due authorization, execution and delivery by the Company) constitutes the legal, valid and binding obligation of SmarTalk and Acquiror, enforceable against SmarTalk and Acquiror in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general, or by general principles of equity.

     (b) Except as set forth in Schedule 5.3(b), neither the execution and delivery by SmarTalk or Acquiror of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of SmarTalk or Acquiror, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any encumbrance upon any of the properties of SmarTalk or result in being declared void, voidable, without further binding effect or subject to amendment or modification any of the terms, conditions or provision of, any note, bond, mortgage, indenture, deed of trust, any license, franchise, permit, lease, contract, agreement or other instrument or commitment or obligation to which SmarTalk, or any of its properties may be bound or affected,
(iii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any court or governmental authority, federal, state or foreign, applicable to SmarTalk or any of its properties, or (iv) except for, (A) the approval of the Merger by SmarTalk's shareholders or the waiver of such approval by the Nasdaq Stock Market's National Market, (B) the filing and recordation of the Certificate of Merger as required by the DGCL, and (C) obtaining the consents, approvals, authorizations and permits of, and making filings or notifications to, any governmental authority pursuant to the applicable requirements, if any, of state securities laws and the rules and regulations promulgated thereunder, require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any person or entity except, in the case of clauses (ii), (iii) and (iv) above, as would not be reasonably likely to have a Material Adverse Effect on SmarTalk and its subsidiaries taken as a whole or on the ability of SmarTalk or Acquiror to consummate the transactions contemplated hereby.

     5.4. Commission Reports and Financial Statements. SmarTalk has filed all material forms, reports and other disclosure documents required to be filed with the Commission since October 23, 1996 and the Company has had access to true and complete copies of the Form 10-K, SmarTalk's Form 10-Q for the quarter ended March 31, 1997 and its proxy statement for the 1997 annual meeting of shareholders (collectively, the "Commission Reports"), each as filed with the Commission. As of their respective dates, each Commission Report (i) complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) did not on the date of filing or the date as of which information is set forth therein, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements (including any related schedules and/or notes) included in the Commission Reports have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) throughout the periods involved and fairly present in all material respects the financial position, results of operations and cash flows as of the dates and for the periods indicated therein.

     5.5. SmarTalk Common Stock. The issuance and delivery by SmarTalk of shares of SmarTalk Common Stock and this Agreement have been duly and validly authorized by all necessary corporate action on the part of SmarTalk, subject to approval by SmarTalk's shareholders or the waiver of such approval by the Nasdaq Stock Market's National Market. The shares of SmarTalk Common Stock to be issued in connection herewith, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

     5.6. Statements True and Correct. None of the information supplied or to be supplied by or on behalf of SmarTalk for inclusion in the Registration Statement or the Proxy Statement or any other document to be filed with any governmental agency or regulatory authority in connection with the transactions contemplated hereby will, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the date it is mailed to shareholders of the Company and, if applicable, SmarTalk and at the time of the Company Stockholders' Meeting and, if applicable, the SmarTalk Shareholders' Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Registration Statement, when it becomes effective, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading. SmarTalk represents, warrants and agrees that through the Effective Time, each of the reports, registrations, statements, applications and other filings filed by it or any of its subsidiaries with the Commission or any other governmental agency or regulatory authority will be filed on a timely basis, will comply in all material respects with all of the applicable statutes, rules and regulations enforced or promulgated by the governmental agency or regulatory authority with which it will be filed and that the information contained therein will be true and correct in all material respects (and in the case of such filings with the Commission will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading). The representations and warranties made by SmarTalk hereby contain no statements of material fact which are untrue or misleading, or omit to state any material fact which is necessary under the circumstances to prevent the statements contained herein from being misleading.

     5.7. Brokers and Finders. Except as set forth on Schedule 5.6, SmarTalk has not employed any broker or finder or incurred any liability for any brokerage fees, commissions, finders' fees or similar fees or expenses in connection with this Agreement and no broker or finder has acted directly or indirectly for SmarTalk in connection with this Agreement or the transactions contemplated hereby and no investment banking, financial advisory or similar fees have been incurred or are or will be payable by SmarTalk in connection with this Agreement or the transactions contemplated hereby.

     5.8. Operations of Acquiror. Acquiror has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities.

     5.9. Recommendation to Shareholders. As of the date hereof, the Board of Directors of SmarTalk has resolved to recommend and declare advisable that the shareholders of SmarTalk approve the Merger in the event such shareholder approval is required.

                                   ARTICLE 6

                                   COVENANTS

     6.1. Access to Properties and Records; Confidentiality. (a) Between the date of this Agreement and the Closing, the Company shall permit SmarTalk's authorized representatives reasonable access during normal business hours to any and all premises, properties, contracts, comments, books, records and other information (including, without limitation, Tax Returns filed and those in preparation, workpapers and other items relating to Taxes) relating to the Company or its subsidiaries and will cause its officers and employees to furnish to SmarTalk and its authorized representatives any and all financial, technical and operating data and other information pertaining to the businesses of the Company or its subsidiaries, as SmarTalk shall from time to time reasonably request for purposes of due diligence investigation relating to the transactions contemplated by this Agreement and for disclosures to SmarTalk's shareholders relating to such transactions, and (ii) upon the request of SmarTalk, deliver to SmarTalk true, correct and complete copies of all documents referred to in
Article 4 or in any schedule delivered by the Company to SmarTalk in connection with this Agreement.

Notwithstanding the foregoing, none of the information described in this Section 6.1(a) shall contain any information relating to pricing unless such information is specifically requested in writing by SmarTalk.

     (b) SmarTalk shall cause its officers and employees to afford the Company and its advisors such access to any and all premises, properties, contracts, comments, books, records and other information about SmarTalk as the Company and its advisors reasonably deem necessary for purposes of due diligence investigations relating to the transactions contemplated by this Agreement and for disclosures to the Company's stockholders relating to such transactions.

     (c) SmarTalk acknowledges and agrees that during the course of negotiations in connection with this Agreement and the transactions contemplated hereby, SmarTalk may come into possession of Company Confidential Information (as hereinafter defined). SmarTalk shall, and shall use its best efforts to cause its employees and agents to, hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of counsel, by other requirements of law, all the Company Confidential Information; and SmarTalk shall not disclose the Company Confidential Information to any person, except as otherwise may reasonably be necessary to carry out the transactions contemplated by this Agreement, including any business or due diligence review by or on behalf of SmarTalk. SmarTalk shall not use or disclose any nonpublic information obtained from the Company except for the purposes described in
Section 6.1(a) hereof. If this Agreement is terminated, then upon the Company's written request SmarTalk shall promptly return or cause to be returned to the Company all documents and all copies thereof furnished by the Company and held by SmarTalk or its representatives containing such Company Confidential Information. Notwithstanding anything to the contrary herein or set forth in that certain Letter, dated May 12, 1997, addressed by SmarTalk and Salomon Brothers Inc to the Company (the "Confidentiality Agreement"), if the Company's Board of Directors accepts an Alternative Proposal (as hereinafter defined), any restrictions on, or covenants to refrain from, (i) inducing or actively attempting to influence any employee or consultant of the Company or any of its subsidiaries to terminate such employee's or consultant's employment or consultancy with the Company or any of its subsidiaries or (ii) the hiring of such employees or consultants of the Company or any of its subsidiaries, on the part of SmarTalk or any of its subsidiaries shall terminate immediately thereafter. For the purposes hereof, "Company Confidential Information" shall mean all information of any kind concerning the Company in connection with the transactions contemplated by this Agreement except information (i) ascertainable or obtained from public or published information, (ii) received from a third party not known by SmarTalk to be under an obligation to the Company to keep such information confidential, (iii) which is or becomes known to the public (other than through a breach of this Agreement), or (iv) which was in SmarTalk's possession prior to disclosure thereof to SmarTalk in connection herewith.

     (d) The Company acknowledges and agrees that during the course of negotiations in connection with this Agreement and the transactions contemplated hereby, the Company may come into possession of SmarTalk Confidential Information (as hereinafter defined). The Company shall, and shall use its best efforts to cause the Company's employees and agents to, hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of counsel, by other requirements of law, all SmarTalk Confidential Information; and the Company shall not disclose the SmarTalk Confidential Information to any person, except as otherwise may reasonably be necessary to carry out the transactions contemplated by this Agreement, including any business or due diligence review by or on behalf of the Company. The Company shall not use or disclose any nonpublic information obtained from SmarTalk except for the purposes described in Section 6.1(b) hereof. If this Agreement is terminated, then upon SmarTalk's written request the Company shall promptly return or cause to be returned to SmarTalk all documents and all copies thereof furnished by SmarTalk and held by the Company or its representatives containing such SmarTalk Confidential Information. For the purposes hereof, "SmarTalk Confidential Information" shall mean all information of any kind concerning SmarTalk in connection with the transactions contemplated by this Agreement except information (i) ascertainable or obtained from public or published information, (ii) received from a third party not known by the Company to be under an obligation to SmarTalk to keep such information confidential,
(iii) which is or becomes known to the public (other than through a breach of this Agreement), or (iv) which was in the Company's possession prior to disclosure thereof to the Company in connection herewith.

     6.2. Reasonable Efforts. To the extent consistent with the fiduciary duties of their respective Boards of Directors and subject to the terms and conditions of this Agreement and applicable law, each of the parties shall act in good faith and use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including such actions or things as any other party may reasonably request in order to cause any of the conditions to such other party's obligation to consummate the transactions contemplated by this Agreement to be fully satisfied. Without limiting the foregoing, the parties shall (and shall cause their respective subsidiaries, and use commercially reasonable efforts to cause their respective directors, officers, employees, agents, attorneys, accountants and representatives, to) consult and fully cooperate with and provide assistance to each other in (a) the preparation and filing with the Commission of the Registration Statement, and any necessary amendments or supplements thereto; (b) seeking to have the Registration Statement declared effective by the Commission as soon as reasonably practicable after filing; (c) obtaining all necessary consents, approvals, waivers, licenses, permits, authorizations, registrations, qualifications, or other permission or action by, and giving all necessary notices to and making all necessary filings with and applications and submissions to, any Governmental Authority, or other person or entity as soon as reasonably practicable after the date hereof; (d) providing all such information concerning such party, its subsidiaries and its officers, directors, partners and affiliates and making all applications and filings as may be necessary or reasonably requested in connection with any of the foregoing; (e) in general, consummating and making effective the transactions contemplated hereby; and (f) in the event and to the extent required, amending this Agreement so that this Agreement and the Merger comply with the DGCL.

     6.3. Conduct of the Company Prior to the Closing. On and after the date hereof and prior to the Closing, the Company shall not act, or omit to act, and shall cause its subsidiaries to not act, or omit to act, otherwise than in accordance with the following:

          (a) The business, operations, activities and practices of the Company and its subsidiaries shall be conducted only in the ordinary course of business consistent with past practice;

          (b) No change shall be made in the certificates of incorporation or bylaws of the Company or any of its subsidiaries;

          (c) No change shall be made in the number of shares of authorized or issued capital stock of the Company or any of its subsidiaries; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by the Company or any of its subsidiaries relating to the capital stock or other securities of the Company or any of its subsidiaries; nor shall the Company or any of its subsidiaries issue, grant or sell any securities or obligations convertible into or exchangeable for shares of capital stock of the Company or any of its subsidiaries; nor shall the Company or any of its subsidiaries enter into any other agreement with respect to any capital stock of the Company or any of its subsidiaries, or any security convertible into or relating to any capital stock of the Company or any of its subsidiaries;

          (d) None of the Company or its subsidiaries shall (i) incur any indebtedness other than borrowings under the Company's existing line of credit in the ordinary course of business; (ii) enter into any agreement requiring the maintenance of a specified net worth; (iii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation (other than to customers for the performance of services or the sale of products in the ordinary course of business); or (iv) make any loans, advances or capital contributions to, or investments in, any other individual, firm or corporation (other than in the ordinary course of business in a manner consistent with past practice with respect to (A) collections and deposits and (B) reasonable employee expenses);

          (e) Each of the Company and its subsidiaries shall use reasonable commercial efforts to preserve its business organization intact, to keep available the present services of employees (except those employees terminated for cause) and to preserve the goodwill of suppliers, customers and others with whom business relationships exist;

          (f) Each of the Company's and its subsidiaries' efforts to collect accounts receivable shall be consistent with past practice;

          (g) Each of the Company and its subsidiaries shall pay accounts payable in the ordinary course consistent with past practice;

          (h) No change shall be made in any accounting or Tax principle or practice of the Company, including but not limited to any change in the nature or method of calculation of any reserve of any kind, except as may be required by GAAP; and

          (i) Neither the Company nor its subsidiaries shall take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of their respective businesses, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of the Company contained herein to be or become untrue in any material respect.

     6.4. Alternative Proposals. Prior to the Effective Time, the Company agrees
(a) that neither it nor any of its subsidiaries shall, nor shall it or any of its subsidiaries permit their respective officers, directors, employees, agents and representatives (including, without limitation, any investment banker, accountant or attorney retained by it or any of its subsidiaries) to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) for a merger or other business combination involving the Company or for the acquisition of, or the acquisition of a controlling equity interest in, or all or a substantial portion of the assets of, the Company (any such proposal or offer being hereinafter referred to as an "Alternative Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Alternative Proposal, or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal, other than as contemplated by this Agreement; and (b) that it will notify SmarTalk immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; provided, however, that nothing contained in this Section 6.4 shall prohibit the Board of Directors of the Company from (i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Alternative Proposal, if, and only to the extent that, (A) the Board of Directors of the Company, based upon the written advice of outside counsel, determines in good faith by a majority vote that such action is appropriate for the Board of Directors to comply with its fiduciary duties to stockholders imposed by law and such proposal is, in the written advice of Hackman, Baring & Co., Incorporated, more favorable to the Company's stockholders from a financial point of view than the transactions contemplated by this Agreement, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, the Company provides written notice to the SmarTalk to the effect that it is furnishing information to, or entering into discussion or negotiations with, such person or entity, and (C) the Company keeps SmarTalk informed of the status and all material information with respect to any such discussions or negotiations; and (ii) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Alternative Proposal. Nothing in this section 6.4 shall (x) permit the Company to terminate this Agreement (except as specifically provided in Article 10 hereof), (y) permit the Company to enter into an agreement with respect to an Alternative Proposal for as long as this Agreement remains in effect (it being agreed that for as long as this Agreement remains in effect, the Company shall not enter into any agreement with any person that provides for, or in any way facilitates, an Alternative Proposal), or (z) affect any other obligation of the Company under this agreement. From and after the execution of this Agreement, the Company shall immediately advise SmarTalk in writing of the receipt, directly or indirectly, of any inquiries or proposals relating to an Alternative Proposal and furnish to SmarTalk either a copy of any such proposal or a written summary of any such proposal.

     6.5. Consents. (a) The Company shall use commercially reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties necessary, or, in the reasonable opinion of SmarTalk, desirable for the purpose of (i) consummating the transactions contemplated hereby, or (ii) enabling the Company to continue to conduct its business in the ordinary course after the Closing.

     (b) SmarTalk shall use commercially reasonable efforts to obtain all permits, approvals, authorizations and consents of all third parties necessary for it to consummate the transactions contemplated hereby.

     6.6. Intercompany Accounts. Prior to the Closing, (a) all indebtedness and other amounts owed by the Company, its affiliates or subsidiaries to any of the Company's stockholders or by any of the Company's stockholders to the Company, its affiliates or subsidiaries shall be paid (whether or not then due) or canceled; and (b) all liens, encumbrances or security interests relating to any of the aforesaid indebtedness or amounts shall be canceled and shall be discharged of record.

     6.7. Registration Statement/Proxy Statement. As soon as reasonably practicable after the date hereof, SmarTalk shall (i) prepare the Registration Statement, and jointly with the Company shall prepare the Proxy Statement in respect of the Company Stockholders' Meeting and, if applicable, the SmarTalk Shareholders' Meeting included therein, for the purpose of registering the SmarTalk Common Stock to be issued pursuant hereto, (ii) file the Registration Statement with the Commission, (iii) respond to comments of the staff of the Commission, and (iv) promptly thereafter mail the proxy statement/prospectus included therein to all holders of record (as of the applicable record date) of Company Shares and, if applicable, the SmarTalk Common Stock. SmarTalk shall use reasonable best efforts to cause the registration statement to be prepared, filed and become effective as soon as reasonably practicable.

     6.8. Interim Operating Reporting. During the period from the date of this Agreement to the Closing, the Company shall cause its officers to confer on a regular and frequent basis with one or more representatives of SmarTalk to report material operational matters and to report the general status of on-going operations. The Company shall notify SmarTalk in writing of any material adverse change in the financial position, earnings or business of the Company or any of its subsidiaries after the date hereof and prior to the Closing, and any unexpected emergency or other unanticipated change in the business of the Company or any of its subsidiaries and of any governmental complaints, investigations or hearings or adjudicatory proceedings (or communications indicating that the same may be contemplated) or of any other matter, and shall keep SmarTalk fully informed of such events and permit its representatives to participate in all discussions relating thereto.

     6.9. Notice; Efforts to Remedy. Each party hereto shall promptly give written notice to the other parties hereto upon becoming aware of the impending occurrence of any event which would cause or constitute a material breach of any of the representations, warranties or covenants of the first such party contained or referred to in this Agreement or that would cause any of the conditions to closing to become incapable of being performed and shall use commercially reasonable efforts to prevent or promptly remedy the same.

     6.10. Tax Covenants. (a) The Company and each subsidiary thereof shall refrain from making any Tax election without the consent of SmarTalk.

     (b) The Company and each subsidiary thereof shall prepare and file or cause to be filed in a manner consistent with past practice, with the approval of SmarTalk, all Tax Returns (whether separate or consolidated, combined, group or unitary Tax Returns that include the Company and/or any subsidiary thereof) that are required to be filed (with extensions) on or before the date of Closing; and the Company and each subsidiary thereof shall pay or cause to be paid all Taxes shown as due, or required to be shown as due, on such Tax Returns.

     (c) All transfer, documentary, sales, use, registration and other such Taxes (including, without limitation, all applicable real estate transfer or gains taxes and stock transfer Taxes), any penalties, interest and additions to Tax and fees incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party assessed such expense. Each party to this Agreement shall cooperate in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

     (d) All contracts, agreements, or intercompany account systems under which the Company and/or any subsidiary thereof may at any time have an obligation to share the payment of any portion of a Tax (or any amount calculated with reference to any portion of a Tax) shall be terminated with respect to the Company and/or any subsidiary thereof as of the date of Closing, and the Company and each of its subsidiaries shall thereafter be released from any liability thereunder.

     (e) After the Closing, the parties hereto shall (i) provide, and shall cause each of their affiliates to provide, to the other party and its affiliates (at the expense of the requesting party) such information relating to the Company and each of its subsidiaries as such party may reasonably request with respect to Tax matters and (ii) cooperate with each other in the conduct of any audit or other proceeding with respect to any Tax involving the Company and/or any subsidiary thereof and shall retain or cause to be retained all books and records pertinent to the Company and each of its subsidiaries for each Taxable Period or portion thereof ending on or prior to the date of Closing until the expiration of the applicable statute of limitations (giving effect to any and all extensions and waivers).

     6.11. Applications. The Company shall cooperate in all reasonable respects with SmarTalk in its application to obtain such licenses, permits and governmental approvals as may be necessary in order for SmarTalk to acquire and thereafter to operate the businesses of the Company. In connection with each such application on the part of SmarTalk, the Company shall furnish SmarTalk with such information and data as may be necessary or desirable and shall otherwise assist SmarTalk in any reasonable way requested, subject to the terms of Section 6.1 hereof.

     6.12. Affiliate Letters. At least thirty (30) days prior to the Closing Date, the Company shall deliver to SmarTalk a list of names and addresses of those persons who were, in the Company's reasonable judgment, as of the record date, "affiliates" of the Company (each such person, an "Affiliate") within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act. The Company shall provide SmarTalk with such information and documents as SmarTalk shall reasonably request for purposes of reviewing such list. The Company shall deliver or cause to be delivered to SmarTalk, prior to the Closing Date, from each of the Affiliates identified in the foregoing list, an Affiliate Letter in the form attached hereto as Exhibit B. SmarTalk shall be entitled to place legends as specified in such Affiliate Letters on the certificates evidencing any SmarTalk Common Stock to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the SmarTalk Common Stock, consistent with the terms of such Affiliate Letters.

     6.13. Recommendation to Stockholders. (a) Subject to the fiduciary duties of the Company's Board of Directors under applicable law as advised by counsel, the Board of Directors of the Company shall recommend and declare advisable in the Proxy Statement that the stockholders of the Company approve the merger and the Company shall, subject to the fiduciary duties of the Company's Board of Directors, take reasonable lawful action to solicit, and use reasonable efforts to obtain, such approval.

     (b) Subject to the fiduciary duties of SmarTalk's Board of Directors under applicable law as advised by counsel to the extent that the transactions contemplated hereby shall require the approval of SmarTalk's shareholders, then the Board of Directors of SmarTalk shall recommend and declare advisable in the Proxy Statement that the shareholders of SmarTalk approve the merger and SmarTalk shall, subject to the fiduciary duties of SmarTalk's Board of Directors, take reasonable lawful action to solicit, and use reasonable efforts to obtain, such approval.

     6.14. Indemnification of Directors and Officers. (a) SmarTalk agrees that all rights to indemnification or exculpation now existing in favor of the present and former directors, officers, employees and agents of the Company and any of its subsidiaries for actions taken in their capacities as directors and officers as provided in its articles of incorporation, bylaws, indemnification agreements or otherwise in effect as of the date hereof with respect to matters occurring prior to the Effective Time, shall survive the Merger and shall continue in full force and affect for a period of six years following the effective time; provided, however, that (i) in the event that any claim is asserted or made within such six year period, all rights to indemnification in respect of any such claim shall continue until final disposition of such claim and (ii) in no event shall SmarTalk be obligated to expend, in order to maintain or provide insurance coverage pursuant to this Subsection 6.14, any amount for such six year period in excess of 125% of the amount of the annual premiums paid as of the date hereof by the Company for such insurance (the "Maximum Amount"). If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, SmarTalk shall use reasonable best efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for a premium equal to the Maximum Amount. SmarTalk further agrees that, during such six year period (as tolled pursuant to clause (i) above), to the greatest extent permitted by applicable law, regulations and its organizational documents or bylaws as in effect of the date hereof, it shall indemnify, defend and hold harmless individuals who were officers and directors of the Company as of the date hereof or immediately prior to the Effective Time for any claim or loss arising out of their actions or omissions while a director or officer, including any acts or omissions relating to this Agreement or the transactions contemplated hereby, and shall pay, as and when incurred, the expenses, including attorneys' fees, of such individuals in advance of the final resolution of any claim, provided such individuals shall first execute an undertaking acceptable to SmarTalk to return such advances in the event it is finally determined such indemnification is not allowed under applicable law.

     (b) If any action, suit, proceeding or investigation relating hereto or to the transactions contemplated by this Agreement is commenced against the Company, the parties hereto agree, at the Company's expense, to cooperate and use their reasonable efforts to vigorously defend against and respond thereto. The foregoing shall not restrict, limit or otherwise effect the rights of SmarTalk pursuant to Article 7.

     6.15. Conduct of SmarTalk Prior to the Closing. (a) On and after the date hereof and prior to the Closing, SmarTalk shall not adopt any amendments to its Articles of Incorporation which would adversely affect the terms and provisions of the SmarTalk Common Stock or the rights of the holders of such shares.

     (b) Neither SmarTalk nor Acquiror shall take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of their respective businesses, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of SmarTalk or Acquiror contained herein to be or become untrue in any material respect.

                                   ARTICLE 7

                   CONDITIONS TO THE OBLIGATIONS OF SMARTALK

     The obligations of SmarTalk and Acquiror under this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by SmarTalk and Acquiror as provided herein:

     7.1. Representations and Warranties True. The representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects) and shall be deemed to have been made again at and as of the Closing and shall then also be true and correct in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects).

     7.2. Performance of Obligations. Each of the obligations of the Company to be performed by it on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with in all material respects by the time of Closing.

     7.3. Stockholder Approval. (a) The required approval of the Company's stockholders shall have been obtained.

     (b) SmarTalk shall have obtained (i) a waiver from the Nasdaq Stock Market's National Market of the required shareholder approval or (ii) approval of SmarTalk's shareholders.

     7.4. Consents. (a) All material notices to, and material consents, authorizations, approvals and waivers from, third parties required to consummate the transactions contemplated hereby shall have been made and obtained; provided, however, that SmarTalk shall not be in breach of any agreement herein to obtain any such consent applicable to SmarTalk. With respect to the agreements set forth on Schedule 7.4(a), on or before the Effective Time, the Company shall have obtained such consents as may be necessary to permit the consummation of the Merger without constituting or resulting in a default, acceleration, termination or breach under such agreement.

     (b) Each holder of options or warrants or any other right exercisable for Company Shares shall have consented in writing to the conversion contemplated by
Section 3.2 hereof, except to the extent that such conversion may be effected without such consent.

     7.5. Legal Opinion. SmarTalk shall have been furnished with the opinion of counsel to the Company, dated the date of Closing, containing opinions in form and substance reasonably satisfactory to SmarTalk with respect to the subject matter set forth on Exhibit C attached hereto.

     7.6. Absence of Litigation, etc. Except for the matter of Jayanthan v. Gorman, as in effect on the date hereof, with respect to litigation by certain stockholders against the Company, among others, there shall not be threatened, instituted or pending any claim, suit, action, investigation, inquiry or other proceeding by or before any Governmental Authority seeking an order, judgment or decree which, in the reasonable judgment of SmarTalk, would if issued restrain, prohibit or render unlawful the consummation of the transactions contemplated hereby, or any of them, or require rescission of this Agreement, or any of such transactions; no such action shall seek damages in a material amount by reason of the transactions contemplated hereby, or any of them. There shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein, or any of them, not be consummated as so provided. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any Governmental Authority.

     7.7. Adverse Changes. Since December 31, 1996, there shall not have occurred any event or change that individually or in the aggregate would constitute a Material Adverse Effect with respect to the Company or any of its subsidiaries.

     7.8. Delivery of Certain Documents. At the Closing, the Company shall have delivered to SmarTalk copies of the certificates of incorporation of the Company and each of its subsidiaries certified (not more than 10 days prior to the date of Closing) by the appropriate governmental authority of the state of Delaware.

     7.9. FIRPTA Certificate. The Company shall have furnished to SmarTalk a certification in accordance with Treasury Regulations Section 1.1445-2(b)(3) certifying that stock in the Company is not a real property interest because the Company is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, substantially in the form attached hereto as Exhibit D.

     7.10. Net Debt. The net debt of the Company shall not exceed $5 million.

     7.11. No Payment Outside of Ordinary Course. Neither the Company nor any of its subsidiaries shall have made payments to any person or entity of a nature that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Commission if such regulation were applicable to the Company that is not disclosed in the schedules attached hereto.

     7.12. Registration Statement. The Registration Statement shall have become effective and shall be effective at the Effective Time, and no stop order suspending effectiveness of the Registration Statement shall have been issued, no action, suit, proceeding or investigation by the Commission to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the SmarTalk Common Stock to be issued to the Company's stockholders in connection with the Merger shall have been received (provided that this condition need not be satisfied unless SmarTalk has satisfied its obligations under Section 6.7 above).

     7.13. Dissenters. Company stockholders voting against this Agreement or giving notice in writing to the Company at or before the applicable Company Stockholders' Meeting that such stockholder dissents from this Agreement, in the aggregate, shall not hold more than 11.5 percent of the Company Shares.

     7.14. Regulatory Matters. All permits, authorizations, consents, orders or approvals of or declarations or filings with, and all expirations of waiting periods imposed by any governmental body, agency or official which are necessary for the consummation of the transactions contemplated hereby, shall have been filed, have occurred or have been obtained (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory

Approvals shall be in full force and effect, provided, however, that a Requisite Regulatory Approval shall not be deemed to have been obtained if in connection with the grant thereof there shall have been an imposition by any state or federal government body, agency or official of any condition, requirement, restriction or change of regulation, or any other action directly or indirectly related to such grant taken by such governmental body, which would reasonably be expected to either (i) have a Material Adverse Effect on the Company or SmarTalk or (ii) prevent the parties from realizing in all material respects the economic benefits of the transactions contemplated by the Agreement that such parties currently anticipate receiving therefrom.

                                   ARTICLE 8

                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by the Company as provided herein:

     8.1. Representations and Warranties True. The representations and warranties of SmarTalk and Acquiror contained in this Agreement shall be true and correct on the date hereof in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects) and shall be deemed to have been made again at and as of the Closing and shall then also be true and correct except for changes permitted or contemplated by this Agreement in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects).

     8.2. Performance of Obligations. Each of the obligations of SmarTalk and Acquiror to be performed by it on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with in all material respects by the time of Closing.

     8.3. Stockholder Approval. (a) The required approval of the Company's stockholders shall have been obtained.

     (b) SmarTalk shall have obtained (i) a waiver from the Nasdaq Stock Market's National Market of the required shareholder approval or (ii) approval of SmarTalk's shareholders.

     8.4. Consents. (a) All material notices to, and material consents, authorizations, approvals and waivers from, third parties required to consummate the transactions contemplated hereby shall have been made and obtained (other than Requisite Regulatory Approvals); provided, however, that the Company shall not be in breach of any agreement herein to obtain any such consent applicable to the Company or any of its subsidiaries.

     8.5. Absence of Litigation, etc. There shall not be threatened, instituted or pending any claim, suit, action, investigation, inquiry or other proceeding by or before any Governmental Authority seeking an order, judgment or decree which, in the reasonable judgment of the Company, would if issued restrain, prohibit or render unlawful the consummation of the transactions contemplated hereby, or any of them, or require rescission of this Agreement, or any of such transactions; no such action shall seek damages in a material amount by reason of the transactions contemplated hereby, or any of them; nor shall there be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein, or any of them, not be consummated as so provided. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any Governmental Authority.

     8.6. Registration Statement. The Registration Statement shall have become effective and shall be effective at the Effective Time, and no stop order suspending effectiveness of the Registration Statement shall have been issued, no action, suit, proceeding or investigation by the Commission to suspend the effectiveness thereof shall have been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the SmarTalk Common Stock to be issued to the Company's stockholders in connection with the Merger shall have been received.

     8.7. Adverse Changes. Since December 31, 1996, there shall not have occurred any event or change that individually or in the aggregate would constitute a Material Adverse Effect with respect to SmarTalk.

     8.8. Legal Opinion. The Company shall have been furnished with the opinion of counsel to SmarTalk, dated the date of Closing, containing opinions in form and substance reasonably satisfactory to the Company with respect to the subject matter set forth on Exhibit E attached hereto.

     8.9. Nasdaq Authorization. The SmarTalk Common Stock to be issued in the Merger or issuable upon exercise of the Stock Options or warrants for Company Shares shall have been authorized for inclusion in the Nasdaq Stock Market's National Market, subject to official notice of issuance.

                                   ARTICLE 9

                         CERTAIN ACTIVITIES AT CLOSING

     9.1. Delivery by the Company. In addition to the documents and activities mentioned above, at the Closing, the Company shall deliver to SmarTalk:

          (a) a certificate, dated the date of Closing, signed by the President of the Company, in his corporate capacity, stating that from the date hereof to the Closing, (i) there shall not have been a Material Adverse Effect on the Company; (ii) there has been no change in the Certificate of Incorporation or Bylaws of the Company; (iii) the representations and warranties of the Company contained in Article 4 of this Agreement were and are true and correct in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects) at the date of this Agreement and on the date of Closing and that the Company has duly performed and complied in all material respects with each of the obligations of the Company to be performed by it prior to or at the Closing, and (iv) each of the conditions set forth in Article 8 has been satisfied or waived;

          (b) all other previously undelivered documents required to be delivered by the Company to SmarTalk at or prior to the Closing by the terms and provisions of this Agreement; and

          (c) any other document reasonably requested by counsel for SmarTalk or necessary for the consummation of the transactions contemplated by this Agreement.

     9.2. Delivery by SmarTalk. In addition to the documents and activities mentioned above, at the Closing SmarTalk shall deliver to the Company:

          (a) a certificate, dated the date of Closing, signed by the President or a Vice President of SmarTalk, in his corporate capacity, stating that from the date hereof to the Closing, (i) the representations and warranties of SmarTalk contained in Article 5 of this Agreement were and are true and correct in all material respects (except that, if such representation or warranty is qualified as to materiality, then such representation and warranty must be true and correct in all respects) at the date of this Agreement and on the date of Closing and that SmarTalk has duly performed and complied in all material respects with each of the obligations of SmarTalk to be performed by it prior to or at the Closing, and (ii) each of the conditions set forth in Article 7 have been satisfied or waived;

          (b) all other previously undelivered documents required to be delivered by SmarTalk to the Company at or prior to the Closing by the terms and provisions of this Agreement; and

          (c) any other document reasonably requested by counsel for the Company or necessary for the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE 10

                                  TERMINATION

     10.1. Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the date on which the approval by the stockholders of the Company (the "Company Stockholders' Approval") has been obtained, by the mutual consent of SmarTalk and the Company.

     10.2. Termination by Either SmarTalk or the Company. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of either SmarTalk or the Company if (a) the Merger shall not have been consummated by January 31, 1998, or (b) the Company Stockholders' Meeting (as hereinafter defined) shall not have been convened prior to November 30, 1997 or the Company Stockholders' Approval shall not have been obtained at a meeting (the "Company Stockholders' Meeting") duly convened therefor or at any adjournment thereof, (c) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or (d) SmarTalk shall have failed to obtain prior to November 30, 1997 either (i) a waiver from the Nasdaq Stock Market's National Market of the required shareholder approval or (ii) approval of SmarTalk's shareholders; provided, that the party seeking to terminate this Agreement pursuant to clause (c) above shall have used all reasonable efforts to remove such injunction, order or decree; and provided, in the case of a termination pursuant to clause (a) above, that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger by January 31, 1998.

     10.3. Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before the date on which the Company Stockholders' Approval is obtained, by action of the Board of Directors of Company, if (a) in the exercise of its good faith judgment as to fiduciary duties to its stockholders imposed by law, as advised by outside counsel to the Company, the Board of Directors of the Company determines that such termination is appropriate by reason of an Alternative Proposal being made; provided, however, that the Company shall (i) have promptly notified SmarTalk in accordance with Section 6.4 hereof and shall (ii) notify SmarTalk promptly of its intention to recommend such Alternative Proposal to the Company's stockholders, but in no event shall the notice referred to in clause (ii) be given less than five (5) business days prior to the earlier of the public announcement of such recommendation or the Company's termination of this Agreement, or (b) there has been a breach by SmarTalk or Acquiror of any representation or warranty contained in this Agreement which would have a Material Adverse Effect on SmarTalk, or (c) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of SmarTalk, which breach is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by the Company to SmarTalk, or (d) an event or change has occurred which makes the condition set forth in Section 8.7 incapable of being satisfied or (e) SmarTalk shall not have filed the Registration Statement with respect to the transactions contemplated hereby on or before October 15, 1997, or if such Registration Statement is not declared effective by the Commission by November 30, 1997.

     10.4. Termination by SmarTalk. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of SmarTalk, if (a) the Board of Directors of the Company shall have withdrawn or modified in a manner materially adverse to SmarTalk its approval or recommendation of this Agreement or the Merger or shall have recommended an Alternative Proposal to the Company stockholders, or (b) there has been a breach by the Company of any representation or warranty contained in this Agreement which could have a Material Adverse Effect on the Company, or (c) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the Company, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by SmarTalk to the Company.

     10.5. Effect of Termination and Abandonment. (a) In the event that (i) an Alternative Proposal is made after the date hereof, (ii) this Agreement is terminated by either party pursuant to Section 10.2(b) or by the Company pursuant to Section 10.3(a) or by SmarTalk pursuant to Section 10.4, and (iii) a definitive agreement with respect to an Alternative Proposal is executed within one year after such termination, then the Company shall promptly give SmarTalk written notice thereof and pay SmarTalk a fee of $3,400,000, such fee to be paid as promptly as practicable but not later than two business days after execution of such agreement and, in any such case, shall be payable by wire transfer of immediately available funds.

     (b) The Company acknowledges that the agreements contained in this Section
10.5 are an integral part of the transactions contemplated in this Agreement, and that, without these agreements, SmarTalk would not enter into this Agreement; accordingly, if the Company fails to promptly pay any amount due pursuant to this Section 10.5 and, in order to obtain such payment, SmarTalk commences a suit or other legal action taken to collect payment of such fee, then the Company shall pay to SmarTalk its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the rate of 8% from the date such fee was required to be paid.

     (c) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 10, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section
10.5 and Sections 6.1(b) and 6.1(c). Nothing herein shall prejudice the ability of the non-breaching party from seeking damages from any other party for any breach of this Agreement, including without limitation, attorneys' fees and the right to pursue any remedy at law or in equity.

     10.6. Extension, Waiver. At any time prior to the Effective Time, any party hereto, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 11

                                 MISCELLANEOUS

     11.1. Expenses. All expenses of the preparation of this Agreement and the Registration Statement and of the purchase of the Company Shares set forth herein, including, without limitation, counsel fees and expenses, accounting fees and expenses, investment advisor's fees and disbursements, shall be borne by the respective parties incurring such expense, whether or not such transactions are consummated. If the Merger is consummated, then SmarTalk shall succeed to the obligation to pay all such reasonable fees and expenses.

     11.2. Schedules. All Schedules, Exhibits and documents referred to in or attached to this Agreement are integral parts of this Agreement as if fully set forth herein and all statements appearing therein shall be deemed to be representations. All items disclosed hereunder shall be deemed disclosed only in connection with the specific representation to which they are explicitly referenced.

     11.3. Headings. The descriptive headings of the several Articles, Sections and Schedules of this Agreement and the Table of Contents are inserted for convenience only and do not constitute a part of this Agreement.

     11.4. Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered or sent by hand or by certified or registered mail, postage prepaid, addressed as follows:

        If to SmarTalk, to:

               SmarTalk TeleServices, Inc.
               1640 South Sepulveda, Suite 500
               Los Angeles, California 90025
               Attention: David A. Hamburger
               Facsimile: (310) 479-3297

           Copy to:

               Dewey Ballantine
               333 South Hope Street, Suite 3000
               Los Angeles, California 90071
               Attention: Robert M. Smith
               Facsimile: (213) 625-0562

        If to the Company, to:

               ConQuest Telecommunication Services Corp.
               550 Frantz Road, Suite 125
               Dublin, Ohio 43017
               Attention: James Sobwick
               Facsimile: (614) 791-3435

           Copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: William S. Kirsch, P.C.
               Facsimile: (312) 861-2200

or to such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date on which so hand-delivered or on the third business day following the date on which so mailed; provided that any notice or communications changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

     11.5. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that SmarTalk may assign any or all of its rights, interests and obligations hereunder to a direct wholly-owned subsidiary of SmarTalk, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein.

     11.6. Complete Agreement. This Agreement, including, without limitation, the Schedules, the Exhibits and the Confidentiality Agreement, contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those set forth in the Confidentiality Agreement and those expressly set forth herein.

     11.7. Modifications, Amendments and Waivers. At any time prior to the Closing, to the extent permitted by law, (i) the parties hereto may, by written agreement, modify, amend or supplement any term or provision of this Agreement and (ii) any term or provision of this Agreement may be waived by the party which is entitled to the benefits thereof.

     11.8. Counterparts. This Agreement may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

     11.9. Governing Law. This Agreement shall be governed by the substantive laws of the State of Delaware (without regard to such state's principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

     11.10. Press Releases. SmarTalk and the Company shall consult with each other in releasing information concerning this Agreement and the transactions contemplated hereby. Each of the parties to this Agreement shall furnish to others drafts of all releases prior to publication. Nothing contained in this Agreement shall prevent any party to this Agreement at any time from furnishing any information to any governmental body or agency.

     11.11. Time of Essence. Time is of the essence in the performance of this Agreement.

     11.12. Invalidity of Any Provisions. It is the intention of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of each State and jurisdiction in which such enforcement is sought, and that the unenforceability (or the modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of this Agreement. Accordingly, if any provision of this Agreement shall be deemed invalid or unenforceable in whole or in part, this Agreement shall be deemed amended to delete or modify, in whole or in part as necessary, the invalid or unenforceable provisions or portions thereof and to alter the remainder of this Agreement in order to render the same valid and enforceable; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, there shall be added hereto automatically a provision as similar as possible to such illegal, invalid or unenforceable provision and be legal, valid and enforceable. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

     11.13. Third Parties. Except as expressly provided in Section 6.14(a) of this Agreement, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties hereto any legal or equitable rights or remedies under or by reason of this Agreement or any provision contained herein.

     11.14. Interpretation. As used in this Agreement, (i) the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof; (ii) the term "subsidiary" of any specified corporation shall mean any corporation of which the outstanding securities having ordinary voting power to elect a majority of the board of directors are directly or indirectly owned by such specified corporation and (iii) the term "affiliate" shall mean, with reference to any person, the spouse, or any other member of the immediate family, of such person, any director or executive officer of such person, and any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person.

     11.15. Gender, etc. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     11.16. Survival; Limitations. Only those agreements and covenants of the parties which are expressly made applicable in whole or in part after the Effective Time shall survive the Effective Time. All other representations, warranties, agreements and covenants shall be deemed to be conditions of this Agreement and shall not survive the Effective Time. Notwithstanding any other provision of this Agreement to the contrary, in the event that any payment shall become due and payable by the Company to SmarTalk by the terms of Section 10.5 hereof, the Company shall have no other liability to SmarTalk under this Agreement other than the obligation to make such payment, and, under such circumstances, SmarTalk's sole and exclusive remedy in respect of any breach of this Agreement by the Company shall be the right to receive such payment.

                                 *     *     *

     IN WITNESS WHEREOF, SmarTalk, Acquiror and the Company have caused this Agreement to be executed by their duly authorized officers, respectively, as of the day and year first above written.

                                          SMARTALK TELESERVICES, INC.

                                          By:  /s/ ERICH L. SPANGENBERG
                                          --------------------------------------
                                          Name: Erich L. Spangenberg
                                          Title: President

                                          SMTK ACQUISITION CORP. II

                                          By:  /s/ ERICH L. SPANGENBERG
                                          --------------------------------------
                                          Name: Erich L. Spangenberg
                                          Title: President

                                          CONQUEST TELECOMMUNICATION
                                          SERVICES CORP.

                                          By:  /s/ JAMES SOBWICK
                                          --------------------------------------
                                          Name: James Sobwick
                                          Title: President and Chief Executive
                                          Officer

                                                                   EXHIBIT B
           SALOMON BROTHERS INC
           Seven World Trade Center
           New York, New York 10048

           Telephone: (212) 783-7000

                                                  --------------------------
                                                            SALOMON BROTHERS
                                                  --------------------------

               December 2, 1997
               The Board of Directors
               SmarTalk TeleServices, Inc.
               1640 South Sepulveda Boulevard
               Suite 500
               Los Angeles, CA 90025
               Members of the Board:
               SmarTalk TeleServices, Inc., a California corporation (the "Company"), and ConQuest
               Telecommunication Services Corp., a Delaware corporation ("ConQuest"), have entered into an
               Agreement and Plan of Reorganization (the "Transaction Agreement") whereby the Company, through a wholly-owned subsidiary, will acquire ConQuest by the merger of ConQuest with the
               Company's wholly owned subsidiary (the "Transaction"). As more specifically detailed in the
               Transaction Agreement, the consideration to be paid by the Company in the Transaction consists of 7.63 shares of the Company's Common Stock, no par value ("Common Stock"), for each share of ConQuest Common Stock outstanding at the Effective Time of the merger (as defined in the Transaction Agreement) upon the satisfaction (or waiver) of certain terms and conditions set forth in the Transaction Agreement.
               You have requested our opinion as investment bankers as to the fairness, from a financial point of view, of the consideration to be paid by the Company pursuant to the Transaction
               Agreement.
               In arriving at our opinion, we have reviewed draft Transaction Agreement dated July 30,
               1997. We also have reviewed certain publicly available business and financial information relating to the Company, as well as certain other information relating to the Company and
               ConQuest, including financial forecasts, estimates and analyses of the Company and ConQuest,
Salomon        provided to us by the Company. We have discussed the past and current operations and
Brothers Inc   financial condition and prospects of the Company with its senior management. We have also
& Worldwide    discussed the past and current operations and financial condition and prospects of ConQuest
Affiliates     with its senior management. In addition, we have reviewed the nature and terms of certain
Atlanta        recent transactions which we believe to be reasonably comparable to the Transaction or
Berlin         otherwise relevant to our inquiry and certain publicly available information regarding
Boston         certain other companies which we believe to be comparable to the Company and Conquest and
Chicago        the trading markets for certain of such other companies' securities. We have also considered
Dallas         such other information, financial studies, analyses, investigations and financial, economic,
Frankfurt      market and trading criteria that we deemed relevant.
Hong Kong
London         In conducting our review and in arriving at our opinion, we have relied upon and assumed the
Los Angeles    accuracy and completeness of the financial and other information provided to us or publicly
Madrid         available and have not assumed any responsibility for independently verifying the same. With
Melbourne      respect to financial forecasts, estimates and analyses, we have assumed that such data have
New York       been reasonably prepared on a basis reflecting the best currently available estimates and
San Francisco  judgments of the Company, and we express no opinion with respect to such data or the
Seoul          assumptions on which they are based. We have not assumed any responsibility for making or
Singapore      obtaining any evaluations or appraisals of the properties, assets, liabilities or reserves
Sydney         of the Company or ConQuest. We have not been authorized to, and we have not, solicited or
Taipei         investigated alternative transactions that might be available to the Company. Our opinion as
Tokyo          expressed herein does not address the fairness to the Company or the reasonableness of any
Toronto        aspect of the Transaction Agreement other than the consideration being paid by the Company
Zurich         thereunder and does not address the underlying business decision of the Company

  SALOMON BROTHERS INC

                                                      --------------------------
                                                                SALOMON BROTHERS
                                                      --------------------------

to enter into the Transaction. Our opinion necessarily is based only upon business, market, economic and other conditions as they exist and can be evaluated on the date hereof.

     We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction pursuant to an engagement letter dated May 23, 1997. In addition, we have acted as lead managing underwriter for the Company's initial public offering and joint-lead managing underwriter for the Company's convertible notes offering for which we received customary fees. Salomon Brothers Inc is a full service securities firm, and in the ordinary course of our normal trading activities, we may from time to time effect transactions and hold positions in the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     Based upon and subject to the foregoing, it is our opinion as investment bankers that, as of the date hereof, the consideration to be paid by the Company pursuant to the Transaction Agreement is fair, from a financial point of view, to the Company.

                                       Very truly yours,

                                       SALOMON BROTHERS INC

                                       By:  /s/ SALOMON BROTHERS INC
                                         ----------------------------------

                                                                     EXHIBIT C-1

                                                                  [GRUNTAL LOGO]

-------------------------
717 Fifth Avenue
13th Floor
New York, NY 10022
Telephone (212) 872-3900

------------------------------

Over a Century of Service
to Investors
------------------------------
July 25, 1997

Board of Directors
ConQuest Telecommunication Services Corp.
5500 Frantz Road, Suite 125
Dublin, OH 43017

Dear Sirs:

     Gruntal & Co., L.L.C. ("Gruntal") understands that ConQuest Telecommunication Services Corp. ("ConQuest") has proposed entering into an Agreement and Plan of Reorganization and Merger (the "Agreement"), pursuant to which SmarTalk Acquisition II, a Delaware Corporation and wholly-owned subsidiary of SmarTalk TeleServices, Inc. ("SmarTalk") will be merged with and into ConQuest. Each share of common stock of ConQuest and each option or warrant to purchase ConQuest common stock outstanding at the Effective Time (as defined in the Agreement) shall be converted into the right to receive the number of shares of SmarTalk common stock equal to $68,000,000 divided by the closing sales price of SmarTalk Common Stock immediately prior to the execution (the "Proposed Transaction"). The number of shares of common stock of SmarTalk to be issued is subject to a collar of $12.75 to $14.75 per share of SmarTalk. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement.

     You have requested the opinion of Gruntal, as investment bankers, as to the fairness from a financial point of view of the terms of the Proposed Transaction (the "Opinion"). Gruntal's Opinion is based upon its understanding that, pursuant to the Proposed Transaction, SmarTalk will, upon consummation of the merger, acquire all the common shares outstanding of ConQuest. Gruntal has not been requested to solicit or entertain any other offers for the purchase of the stock or assets of ConQuest or any other transaction involving ConQuest. Gruntal has not been requested to opine as to, and the Opinion does not in any manner address, ConQuest's underlying business decision to proceed with the Proposed Transaction and does not give effect to any outstanding or potential litigation.

     At arriving at its opinion, Gruntal has: (i) reviewed the draft Agreement and Plan of Reorganization and Merger dated July 17, 1997; (ii) reviewed ConQuest's Audited Financial Statements for the fiscal years ended December 31, 1994, 1995 and 1996; (iii) reviewed SmarTalk's Annual Reports to Shareholders and its Annual Reports on Form 10-K for the fiscal years ended December 31, 1995 and 1996, and its Quarterly Report on Form 10-Q for the period ended March 31, 1997; (iv) reviewed certain other historical operating and financial information and projections, provided to us by the managements of ConQuest and SmarTalk relating to their respective business prospects; (v) met with certain members of ConQuest's and SmarTalk's senior managements to discuss their respective operations, historical financial statements and future prospects, and their views of the benefits and other implications of the Proposed Transaction; (vi) Visited and toured ConQuest's corporate headquarters in Dublin, Ohio and its call center in Butler, Pennsylvania; visited and toured SmarTalk's corporate headquarters/operating center in Los Angeles, California, (vii) reviewed the historical stock prices and trading volumes of SmarTalk's common stock; (viii) compared the results of operation of ConQuest and SmarTalk with those of certain companies which we deemed to be reasonably comparable to ConQuest and SmarTalk, respectively; and (ix) reviewed the financial terms, to the extent publicly available, of certain comparable transactions. In addition to the foregoing, Gruntal has conducted such other analyses and examinations and considered such other financial, economic and market criteria as Gruntal deemed necessary in arriving at its opinion.

                                                                  [GRUNTAL LOGO]


Board of Directors
July 25, 1997
Page 2

     In arriving at its opinion, Gruntal has assumed and relied upon the accuracy and completeness of all financial and other information publicly available or furnished to it by ConQuest and SmarTalk and its agents or otherwise discussed with it; accordingly, Gruntal did not independently verify such information nor undertake an appraisal of any of the individual assets of ConQuest or SmarTalk. With respect to the financial forecasts and other information provided to or otherwise discussed with Gruntal prepared by senior management with respect to the expected future financial condition and performance of ConQuest and SmarTalk, Gruntal assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of senior management. With respect to all legal matters, we have relied on the advice of counsel to ConQuest. Gruntal's Opinion herein is necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed as of the date hereof.

     Gruntal is acting as financial advisor to the Board of Directors of ConQuest in connection with this transaction and has received a fee for such services and for rendering this Opinion. In addition, ConQuest has agreed to indemnify Gruntal for certain liabilities arising out of the rendering of this Opinion.

     The parties understand that this Opinion is provided to the Board of Directors of ConQuest and that without Gruntal's prior written consent, is not to be quoted or referred to, in whole or in part, in connection with the Proposed Transaction or any other matter. Gruntal understands and agrees that if this Opinion is required to be included in any materials to be filed with the Securities and Exchange Commission or mailed to the shareholders of ConQuest or SmarTalk in connection with the Proposed Transaction, the Opinion may be reproduced in such materials in full, and any description of reference to Gruntal or summary of the Opinion in such materials will be in a form acceptable to and consented to in advance by Gruntal, such consent not to be unreasonably withheld.

     Based upon the foregoing and other factors it deemed relevant, Gruntal is of the opinion that, as of the date hereof, the terms of the proposed merger are fair from a financial point of view to ConQuest and its shareholders.

Respectfully submitted,

/s/ GRUNTAL & CO., L.L.C.
---------------------------------------------------------
Gruntal & Co., L.L.C.

(Hackman, Baring & Co. Letterhead)                               EXHIBIT C-2

The Board of Directors                                             July 25, 1997
ConQuest Telecommunications Services Corp.
5500 Frantz Road, Suite 125
Dublin, Ohio 43017

Members of the Board:

     You have asked Hackman, Baring & Co., Incorporated's ("Hackman, Baring") opinion with respect to the fairness, from a financial point of view, of the terms of the proposed Agreement and Plan of Merger dated as of July 25th, 1997 (the "Agreement") by and concerning ConQuest Telecommunication Services Corp. ("ConQuest") and SmarTalk Teleservices, Inc. ("SmarTalk").

     Under the terms and conditions of the Agreement, a subsidiary of SmarTalk will be merged with and into ConQuest (the "Merger"), pursuant to which ConQuest will be the surviving corporation. The total consideration for the Merger will be equal to a certain number of shares of SmarTalk common stock, which will be determined by dividing $68 million by the closing price of such common stock on the day of the signing of the Agreement, subject to a floor of $12.75 and a ceiling of $14.75 per such share, in exchange for the total number of shares of ConQuest common stock outstanding on a fully diluted basis. The terms and conditions of the Merger are more fully set forth in the Agreement.

     For purposes of this opinion Hackman, Baring has: (i) reviewed financial information of ConQuest and SmarTalk furnished to Hackman, Baring by these companies and/or publicly available in published sources; (ii) held discussions with the senior management of ConQuest and SmarTalk concerning the businesses, operations and prospects, now and upon consummation of the Merger; (iii) reviewed the proposed Agreement; (iv) reviewed the evaluations of publicly traded companies Hackman, Baring deemed comparable to ConQuest; (v) compared the financial terms of the Merger with the financial terms of other transactions which Hackman, Baring deemed relevant; and (vi) made such other studies and inquiries as Hackman, Baring deemed relevant.

     In connection with Hackman, Baring's opinion, Hackman, Baring has not independently verified any of the foregoing information and has relied on all of such information being complete and accurate in all material respects. With respect to the financial forecasts, which Hackman, Baring has reviewed, Hackman, Baring has relied upon assurances and judgments of ConQuest management as to the future financial performance of ConQuest. Hackman, Baring did not obtain any independent appraisal of the properties or assets of ConQuest. Hackman, Baring does not hereby express an opinion as to the prices at which shares of SmarTalk common stock will actually trade following the date of this letter. While Hackman, Baring believes that its review, as described herein, is an adequate basis for the opinion Hackman, Baring expresses, this opinion is necessarily based upon market, economic, and other conditions as they exist and can be evaluated as of the date of this letter.

     Hackman, Baring has been engaged to render financial advisory services to ConQuest in connection with the transaction and will receive a fee for its services, substantially all of which is contingent upon the consummation of the Merger. In addition, ConQuest has agreed to indemnify Hackman, Baring for liabilities arising out of its services. Hackman, Baring's advisory services and the opinion expressed herein are provided solely for the use of the Board of ConQuest in its evaluation of the proposed Merger and are not for the benefit of and shall not constitute a recommendation to any other person or entity, including the shareholders of ConQuest. Nothing contained in this opinion shall be construed as creating or imposing upon Hackman, Baring any undertaking or obligation to advise any person of any change in any fact or matter (specifically including without limitation any change to the value or the freely tradeable character of the shares of the

   19 Scenery Hill Drive, Chatham, NJ 07928 - 201 822-2938 - Fax: 201 822-9274

                                      C-2.1
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                                                                   July 25, 1997

SmarTalk common stock to be offered the shareholders of ConQuest) affecting its opinion of which Hackman, Baring becomes aware (or otherwise occurs) after the date hereof.

     Hackman, Baring's opinion may not be published or referred to, nor shall any public reference to Hackman, Baring be made, without Hackman, Baring's prior written consent, which will not be unreasonably withheld. Hackman, Baring understands this opinion will be included in the proxy statement to be delivered to the shareholders of ConQuest and requires the opportunity to review and comment on such portions of the proxy statement dealing with this opinion prior to its distribution and/or filing.

     Based upon and subject to the foregoing, Hackman, Baring's experience as investment bankers, the work as described above, and other factors Hackman, Baring deemed relevant, Hackman, Baring is of the opinion that as of the date hereof, the consideration from a financial point of view to be offered in the Agreement to the shareholders of ConQuest is fair.

                                Yours sincerely

                      HACKMAN, BARING & CO., INCORPORATED

                             /s/ JOHN F. BARING
           ---------------------------------------------------------
                                John F. Baring,
                                   Principal

                                      C-2.2

                                                                       EXHIBIT D

                               CORPORATIONS CODE

                             TITLE 1. CORPORATIONS

                      DIVISION 1. GENERAL CORPORATION LAW

                         CHAPTER 13. DISSENTERS' RIGHTS

sec. 1300. SHAREHOLDER IN SHORT-FORM MERGER; PURCHASE AT FAIR MARKET VALUE;
           "DISSENTING SHARES"; "DISSENTING SHAREHOLDER"

     (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter

     (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

          (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of
     Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

          (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or
     (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph
     (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

          (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

          (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

     (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

sec. 1301. NOTICE TO HOLDER OF DISSENTING SHARES OF REORGANIZATION APPROVAL;
           DEMAND FOR PURCHASE OF SHARES; CONTENTS OF DEMAND

     (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of

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

the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

     (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

     (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

sec. 1302. STAMPING OR ENDORSING DISSENTING SHARES

     Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

sec. 1303.DISSENTING SHAREHOLDER ENTITLED TO AGREED PRICE WITH INTEREST THEREON;
          WHEN PRICE TO BE PAID

     (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

     (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

sec. 1304. ACTION BY DISSENTERS TO DETERMINE WHETHER SHARES ARE DISSENTING
           SHARES OR FAIR MARKET VALUE OF DISSENTING SHARES OR BOTH; JOINDER OF SHAREHOLDERS; CONSOLIDATION OF ACTIONS; DETERMINATION OF ISSUES; APPOINTMENT OF APPRAISERS

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

     (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

     (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

     (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

sec. 1305. DUTY AND REPORT OF APPRAISERS; COURT'S CONFIRMATION OF REPORT;
           DETERMINATION OF FAIR MARKET VALUE BY COURT; JUDGMENT, AND PAYMENT; APPEAL; COSTS OF ACTION

     (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

     (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

     (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

     (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

     (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

sec. 1306.PREVENTION OF PAYMENT TO HOLDERS OF DISSENTING SHARES OF FAIR MARKET
          VALUE; EFFECT

     To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

sec. 1307. DISPOSITION OF DIVIDENDS UPON DISSENTING SHARES

     Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

sec. 1308. RIGHTS AND PRIVILEGES OF DISSENTING SHARES; WITHDRAWAL OF DEMAND FOR PAYMENT

     Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

sec. 1309. WHEN DISSENTING SHARES LOSE THEIR STATUS

     Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

          (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

          (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

          (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

          (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

sec. 1310.SUSPENSION OF PROCEEDINGS FOR COMPENSATION OR VALUATION PENDING
          LITIGATION

     If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

sec. 1311. SHARES TO WHICH CHAPTER INAPPLICABLE

     This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

sec. 1312.ATTACK ON VALIDITY OF REORGANIZATION OR SHORT-FORM MERGER; RIGHTS OF
          SHAREHOLDERS; BURDEN OF PROOF

          (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

          (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

          (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                                                                       EXHIBIT E

                           DELAWARE CORPORATIONS CODE

                             TITLE 8. CORPORATIONS

                       CHAPTER 1. GENERAL CORPORATION LAW

                     SUBCHAPTER IX. MERGER OR CONSOLIDATION

sec. 262. APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to sec. 251(g) of this title), sec. 252, sec. 254, sec. 257, sec. 258, sec. 263 or sec. 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

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

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec. 228 or sec. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit

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

     of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                       EXHIBIT F

                AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

     THIS AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (the "Agreement") is entered into as of this day of November 10, 1997 by and between SmarTalk TeleServices, Inc., a California corporation ("SmarTalk California"), and SmarTalk (Delaware) Corporation, a Delaware corporation ("SmarTalk Delaware").

                                  WITNESSETH:

     WHEREAS, SmarTalk Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, SmarTalk California is a corporation duly organized and existing under the laws of the State of California;

     WHEREAS, on the date of this Agreement, SmarTalk Delaware has authority to issue 100,000,000, shares of Common Stock, par value $.001 per share (the "SmarTalk Delaware Common Stock"), of which 100 shares are issued and outstanding and owned by SmarTalk California;

     WHEREAS, SmarTalk California as of the date hereof has authority to issue
(i) 100,000,000 shares of Common Stock, without par value (the "SmarTalk California Common Stock"), of which 16,288,833 shares were issued and outstanding as of August 25, 1997, and (ii) 10,000,000 shares of Preferred Stock, without par value, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of SmarTalk Delaware and SmarTalk California have determined that, for the purpose of effecting the reincorporation of SmarTalk California in the State of Delaware, it is advisable, to the advantage of and in the best interests of SmarTalk California and its shareholders and SmarTalk Delaware and its stockholder that SmarTalk California merge with and into SmarTalk Delaware upon the terms and subject to the conditions herein provided;

     WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

     WHEREAS, the respective Boards of Directors of SmarTalk Delaware and SmarTalk California and the sole stockholder of SmarTalk Delaware have unanimously adopted and approved this Agreement, and the Board of Directors of SmarTalk California has directed that this Agreement be submitted to the shareholders of SmarTalk California for their consideration;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SmarTalk California and SmarTalk Delaware hereby agree as follows:

          1. MERGER. Subject to the approval of the shareholders of SmarTalk California in accordance with the California General Corporation Law (the "CGCL"), at such time thereafter as the parties hereto shall mutually agree, SmarTalk California shall be merged with and into SmarTalk Delaware (the "Merger"), and SmarTalk Delaware shall be the surviving corporation (the "Surviving Corporation") in the Merger. The Merger shall be effective upon (a) the filing of this Agreement together with the requisite officers' certificates with the Secretary of State of the State of California in accordance with the provisions of the CGCL and (b) the filing of a duly executed certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"), the date and time of the later of such filings being hereinafter referred to as the "Effective Time".

          2. GOVERNING DOCUMENTS. (a) At the Effective Time: the Certificate of Incorporation of SmarTalk Delaware, a copy of which is attached hereto as Annex 1, shall be the Certificate of

     Incorporation of the Surviving Corporation, except that Article FIRST thereof shall be amended to read as follows:

          FIRST: The name of the corporation is SmarTalk Teleservices, Inc. (hereinafter, the "Corporation")

          (b) the Effective Time, the Bylaws of SmarTalk Delaware shall be the Bylaws of the Surviving Corporation.

          3. DIRECTORS AND OFFICERS. The directors and officers of SmarTalk California shall be the directors and officers of the Surviving Corporation from and after the Effective Time until their respective successors are duly elected or appointed.

          4. SUCCESSION. At the Effective Time, SmarTalk Delaware shall succeed to SmarTalk California in the manner of and as more fully set forth in
     Section 259 of the General Corporation Law of the State of Delaware.

          5. FURTHER ASSURANCES. From time to time, as and when required by SmarTalk Delaware or by its successors and assigns, there shall be executed and delivered on behalf of SmarTalk California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in SmarTalk Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SmarTalk California, and otherwise to carry out the purposes of this Agreement, and the officers and directors of SmarTalk Delaware are fully authorized in the name and on behalf of SmarTalk California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          6. STOCK OF SMARTALK CALIFORNIA. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of SmarTalk California Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of SmarTalk Delaware Common Stock.

          7. STOCK CERTIFICATES. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of SmarTalk California stock shall be deemed for all purposes to evidence ownership, and to represent the shares, of SmarTalk Delaware stock into which the shares of SmarTalk California stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of SmarTalk Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SmarTalk Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of SmarTalk Delaware stock evidenced by such outstanding certificate as above provided.

          8. OPTIONS. At the Effective Time, each outstanding option or other right to purchase shares of SmarTalk California stock, including options granted and outstanding under the option plans of SmarTalk California (the "SmarTalk Option Plans"), shall be converted into and become an option or right to purchase the same number of shares of SmarTalk Delaware stock at a price per share equal to the exercise price of the option or right to purchase SmarTalk California stock and upon the same terms and subject to the same conditions as set forth in the SmarTalk Option Plans and the other agreements entered into by SmarTalk California pertaining to such options or rights. A number of shares of SmarTalk Delaware stock shall be reserved for purposes of such options and rights equal to the number of shares of SmarTalk California stock so reserved immediately prior to the Effective Time. As of the Effective Time, SmarTalk Delaware shall assume all obligations of SmarTalk California under agreements pertaining to such options and rights, including the SmarTalk Option Plans, and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

          9. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, SmarTalk Delaware hereby assumes all obligations of SmarTalk California under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

          10. OUTSTANDING COMMON STOCK OF SMARTALK DELAWARE. At the Effective Time, the one hundred (100) shares of SmarTalk Delaware Common Stock presently issued and outstanding in the name of SmarTalk California shall be canceled and retired and resume the status of authorized and unissued shares of SmarTalk Delaware Common Stock, and no shares of SmarTalk Delaware Common Stock or other securities of SmarTalk Delaware shall be issued in respect thereof.

          11. COVENANTS OF SMARTALK DELAWARE. SmarTalk Delaware covenants and agrees that, effective not later than the Effective Time, it will:

             (a) qualify to do business as a foreign corporation in the State of California and in all other states in which SmarTalk California is so qualified and in which the failure so to qualify would have a material adverse effect on the business or financial condition of SmarTalk Delaware and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder; and

             (b) file any and all documents with the California Franchise Tax Board necessary to the assumption by SmarTalk Delaware of all of the franchise tax liabilities of SmarTalk California.

          12. BOOK ENTRIES. As of the Effective Time, entries shall be made upon the books of SmarTalk Delaware in accordance with the following:

             (a) The assets and liabilities of SmarTalk California shall be recorded at the amounts at which they were carried on the books of SmarTalk California immediately prior to the Effective Time, with appropriate adjustments to reflect the retirement of the one hundred
        (100) shares of SmarTalk Delaware Common Stock presently issued and outstanding.

             (b) There shall be credited to the capital stock of SmarTalk Delaware the aggregate amount of the par value of all shares of SmarTalk Delaware stock resulting from the conversion of the outstanding California Common Stock pursuant to the Merger.

             (c) There shall be credited to the capital surplus account of SmarTalk Delaware the aggregate of the amounts shown in the capital stock and capital surplus accounts of SmarTalk California immediately prior to the Effective Time, less the amount credited to the common stock account of SmarTalk Delaware pursuant to Paragraph (b) above.

             (d) There shall be credited to the retained earnings account of SmarTalk Delaware an amount equal to that carried in the retained earning account of SmarTalk California immediately prior to the Effective Time.

          13. CONDITION. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated by this Merger and the other transactions contemplated by this Agreement that the shares of Delaware Common Stock to be issued by SmarTalk Delaware shall, upon official notice of issuance, be listed on The Nasdaq National Market as of the Effective Time.

          14. AMENDMENT. At any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the shareholders of SmarTalk California, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of SmarTalk Delaware and SmarTalk California to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement; provided, that any amendment made subsequent to the approval or adoption of this Agreement by the stockholders of SmarTalk Delaware or the shareholders of SmarTalk California shall be subject to all applicable limitations of the applicable provisions of the DGCL and the CGCL.

          15. ABANDONMENT. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either SmarTalk California or SmarTalk Delaware or both, notwithstanding any approval of this Agreement by the sole stockholder of SmarTalk Delaware and the shareholders of SmarTalk California.

          16. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the respective Boards of Directors of SmarTalk California and SmarTalk Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

                                            SMARTALK CORPORATION, a California
                                            corporation

                                            By:  /s/ ERICH L. SPANGENBERG
                                              ----------------------------------
                                              Name: Erich L. Spangenberg
                                              Title:  President

ATTEST:

By:    /s/ DAVID A. HAMBURGER
    --------------------------------
    Name: David A. Hamburger
    Title:  General Counsel

                                            SMARTALK (DELAWARE) CORPORATION,
                                            a Delaware corporation

                                            By:  /s/ ERICH L. SPANGENBERG
                                              ----------------------------------
                                              Name: Erich L. Spangenberg
                                              Title:  President

ATTEST:

By:    /s/ DAVID A. HAMBURGER
    --------------------------------
    Name: David A. Hamburger
    Title:  General Counsel

                                                                         ANNEX 1

                          CERTIFICATE OF INCORPORATION

                                       OF

                        SMARTALK (DELAWARE) CORPORATION

     FIRST. The name of the corporation is SmarTalk (Delaware) Corporation (hereinafter, the "Corporation").

     SECOND. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business to be conducted or promoted and the purposes of the Corporation are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

     FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 110,000,000 shares, which shall be divided into two classes as follows:

          10,000,000 shares of Preferred Stock (the "Preferred Stock"), $0.001 par value, and

          100,000,000 shares of Common Stock (the "Common Stock"), $0.001 par value.

     The designations, voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock and the Common Stock shall be as follows:

A.  PREFERRED STOCK

     (a) Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the Board of Directors may determine. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series shall rank equally and be identical in all respects, except as permitted by the provisions of paragraph (b) of this Section A of Article FOURTH.

     (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences and relative participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, so far as not inconsistent with this Restated Certificate of Incorporation (or any amendment thereto) or the GCL, including, but not limited to, determination of any of the following:

          (1) the distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

          (2) the dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

          (3) the voting powers, full or limited, if any, of shares of such series, and under what conditions, if any, the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a class for the election of one or more directors of the Corporation in case of dividend arrearages or other specified events or upon other matters;

          (4) whether the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including, but not limited to, the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

          (5) the rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates;

          (6) whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series, including, but not limited to, the price or prices at which the shares may be purchased or redeemed, or to other corporate purposes and the terms and provisions relative to the operation thereof;

          (7) whether the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or of any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

          (8) whether the issuance of additional shares of Preferred Stock shall be subject to restrictions as to issuance, or as to the powers, preferences or other rights of any other series; and

          (9) any other preferences, privileges and powers, and relative participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time, or the GCL.

     (c) Before any dividends on any class or classes of stock of the Corporation junior in rank to the Preferred Stock (other than dividends payable in shares of any class or classes of stock of the Corporation junior in rank to the Preferred Stock) shall be declared or paid or set apart for payment, the holders of shares of Preferred Stock of each series shall be entitled to such dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions in each year. The term "class or classes of stock of the Corporation junior in rank to the Preferred Stock" shall mean the Common Stock and any other class or classes of stock of the Corporation hereafter authorized which shall rank junior to the Preferred Stock as to dividends or upon liquidation.

     (d) Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares, but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Common Stock) shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of another series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock.

     (e) The holders of Preferred stock shall not have any preemptive rights except to the extent such rights shall be specifically provided for in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors.

B.  COMMON STOCK

     (a) The holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of assets legally available therefor, provided that, if any shares of any series of Preferred Stock which has a preference with respect to the payment of dividends are at the time outstanding, no dividends or distributions (other than dividends payable in Common Stock) may be paid with respect to Common Stock, and no Common Stock shall be purchased by the Corporation, unless at the time of declaration and payment or purchase, as the case may be, full cumulative dividends have been paid, and no arrearages in any mandatory sinking fund exist, on such outstanding shares of Preferred Stock.

     (b) The holders of Common Stock shall not have any cumulative voting, conversion, redemption of pre-emptive rights.

     (c) In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock will be entitled to share ratably (together with any shares of capital stock of the Corporation which are not entitled to any preference in liquidation) in any assets remaining after the satisfaction in full of the prior rights of creditors, including, but not limited to, holders of the Corporation's indebtedness and the aggregate liquidation preference of any Preferred Stock then outstanding.

C.  VOTING RIGHTS.

     Except as otherwise provided in this Certificate of Incorporation (including any resolutions adopted by the Board of Directors pursuant to Section A of this Article FOURTH), each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder on all matters submitted to stockholders for a vote and each holder of Preferred Stock of any series that is Voting Stock (as defined below) shall be entitled to such number of votes, if any, for each share held by such holder as may be specified in the resolutions providing for the issuance of such series. For purposes of this Certificate of Incorporation, "Voting Stock" shall mean all Capital stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally and "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under this Article FOURTH.

     FIFTH. The name and mailing address of each incorporator is as follows:

       NAME                       MAILING ADDRESS
-------------------    --------------------------------------
M. C. Kinnamon         Corporation Trust Center
                       1209 Orange Street
                       Wilmington, Delaware 19801
S. A. Clegg            Corporation Trust Center
                       1209 Orange Street
                       Wilmington, Delaware 19801
G. D. Cooper           Corporation Trust Center
                       1209 Orange Street
                       Wilmington, Delaware 19801

     SIXTH. The name and mailing address of each director is as follows:

       NAME                       MAILING ADDRESS
-------------------    --------------------------------------
David A. Hamburger     1640 S. Sepulveda Blvd., Suite 500
                       Los Angeles, CA 90025

     SEVENTH. In furtherance and not in limitation of the powers conferred by the GCL, the Board of Directors shall have the power to make, adopt, alter, amend, change or repeal the By-Laws of the Corporation by resolution adopted by the affirmative vote of a majority of the entire Board of Directors, subject to the power of the stockholders of the Corporation to alter, amend, change or repeal the By-laws whether adopted by them or otherwise.

     EIGHTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the GCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     NINTH. Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation to the contrary, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken in written consent without a meeting except any action taken upon the signing of a consent in writing, setting forth the action so taken, by all stockholders of the Corporation entitled to voted thereon.

     TENTH. A. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to Section 174 of the GCL or (d) for any transaction from which the director derived an improper personal benefit. No amendment or repeal of this Section A of Article TENTH by the stockholders of the Corporation shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions occurring prior to such amendment or repeal.

     B. The Corporation shall indemnify to the full extent authorized or permitted by the GCL (as now or hereafter in effect) any person made, or threatened to be made, a party or is otherwise involved in any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or an officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, against all costs, charges, liabilities, expenses and losses (including attorneys' fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such person in connection with any such action, suit or proceeding or threatened action, suit or proceeding. No amendment or repeal of this Section B of Article TENTH by the stockholders of the Corporation shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     C. The Corporation may maintain insurance, at its expense, to protect itself and any director or officer of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL. The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contacts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

     ELEVENTH. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

          (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the votes of the disinterested directors be less than a quorum; or

          (b) the material facts as to his relationship or interest and as to the contract or transaction are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     TWELFTH. Unless and to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     THIRTEENTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this sixth day of November, 1997.

                                          /s/ M. C. Kinnamon
                                          --------------------------------------
                                          M. C. Kinnamon

                                          /s/ S. A. Clegg
                                          --------------------------------------
                                          S. A. Clegg

                                          /s/ G. D. Cooper
                                          --------------------------------------
                                          G. D. Cooper

                          SMARTALK TELESERVICES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 31, 1997

    The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Shareholders (the "Special Meeting") of SmarTalk TeleServices, Inc., a California corporation ("SmarTalk") and the Joint Proxy Statement/Prospectus in connection therewith and (2) nominates, constitutes and appoints Robert H. Lorsch and Erich L. Spangenberg or either of them, with full power of substitution, to vote all shares of common stock, without par value (the "Common Stock") of SmarTalk which the undersigned is entitled to vote at the Special Meeting to be held on December 31, 1997 or any postponements or adjournments thereof, and upon such other business as may properly come before the Special Meeting, with all the powers the undersigned would possess if personally present as follows:

    The Board of Directors of SmarTalk unanimously recommends a vote FOR Proposals (1), (2) and (3):

    (1) To approve the principal terms of a proposed merger of SMTK Acquisition Corp. II, a Delaware corporation ("SMTK Sub") and wholly-owned subsidiary of SmarTalk, with and into ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest"), pursuant to an Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Merger Agreement"), by and among ConQuest, SmarTalk and SMTK Sub, and adopt the Merger Agreement.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

    (2) To approve an amendment to SmarTalk's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares of SmarTalk Common Stock authorized and reserved for issuance upon exercise of stock options granted pursuant to the 1996 Plan by 3,000,000 shares.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

    (3) To approve the change SmarTalk's state of incorporation from California to Delaware, pursuant to an Agreement and Plan of Merger and Reincorporation, dated as of November 10, 1997 (the "Reincorporation Agreement"), by and between SmarTalk and SmarTalk (Delaware) Corporation, a Delaware corporation, and adopt the Reincorporation Agreement.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

                     PLEASE MARK ALL CHOICES LIKE THIS [X]

               (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3). IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

                                                       Dated:              ,1997
                                                             -------------

                                                       -------------------------
                                                              (signature)

                                                       -------------------------
                                                            (please print)

                                                       -------------------------
                                                          (signature, if held
                                                               jointly)

                                                       -------------------------
                                                        (title or authority, if
                                                              applicable)

                                                       Please date this Proxy
                                                       and sign your name
                                                       exactly as it appears on
                                                       your stock certificates.
                                                       Executors,
                                                       administrators, trustees,
                                                       officers of a
                                                       corporation, fiduciaries,
                                                       etc., should give their
                                                       full title as such.
                                                       Partnerships should sign
                                                       in the partnership name
                                                       by an authorized person.
                                                       For shares held jointly,
                                                       each joint owner should
                                                       personally sign. If the
                                                       undersigned hold(s) any
                                                       of the shares of Common
                                                       Stock of the SmarTalk in
                                                       a fiduciary, custodial or
                                                       joint capacity or
                                                       capacities, this Proxy is
                                                       signed by the undersigned
                                                       in every such capacity as
                                                       well as individually.
                                                       Attendance of the
                                                       undersigned at the
                                                       Special Meeting will not
                                                       be deemed to revoke this
                                                       Proxy unless the
                                                       undersigned shall
                                                       affirmatively indicate at
                                                       the meeting the intention
                                                       of the undersigned to
                                                       vote in person.

                PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD TODAY